--------------------------------------------------------------------------------
                               SHAREHOLDER LETTER
--------------------------------------------------------------------------------


Dear Fellow Contractholder:

RESILIENCE \RI-'ZIL-YEN(T)S\ N : AN ABILITY TO RECOVER FROM OR ADJUST TO MISFORTUNE OR CHANGE.

Given the outsized events of the last several months, the market's -- indeed the nation's -- ability to recover or adjust has been seriously tested. All of us have struggled a little. Some of us have struggled a lot.

But we are recovering. And we are adjusting.

It's this indestructible spirit that makes the markets so resilient. It's this resilience that will lead the markets to find their trends in the long term. And it's this long-term trend that makes the story of the markets so compelling.

Those who take their cues from history know the market is a good place to be, and has been for a very long time. Outside the past 15 years, an exceptional stretch by any standard, the market's historical averages are 12.8% a year over 50 years and 11.1% over 75 years. Although 2000 and 2001 have been disappointments -- huge disappointments for many -- they represent the first back-to-back losing years for stocks since the 1970s.

As fate would have it, the events of September 11 were heaped on top of an already problematic market. The U.S. economy was slowing and a secular contraction was under way in the businesses and stock prices of the technology industry. The tragedy, in other words, only accelerated the decline we were already experiencing. In the days and weeks following the attack, the economy slipped from a slowdown into a recession and the equity market fell correspondingly.

Rest assured that all the portfolio managers of the Endeavor Series Trust are working harder than ever to stick to their investment disciplines. We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor. In these chaotic times, they can help impose order. While you can't control the market, you can carefully control your portfolio by setting target allocations for different market sectors and then making sure you don't stray too far from these percentages.

ENDEAVOR SERIES TRUST AND RELATED INDICES RETURNS FOR THE YEAR ENDED DECEMBER 31, 2001 WERE AS FOLLOWS:

Dreyfus Small Cap Value Portfolio                                     28.79%
   PRIMARY BENCHMARK: Russell 2000(R) Index                            2.49%

Capital Guardian Value Portfolio                                       6.64%
   PRIMARY BENCHMARK: Russell 1000(R) Index                          (12.45)%

Dreyfus U.S. Government Securities Portfolio                           5.10%
   PRIMARY BENCHMARK: Lehman Aggregate Bond Index                      8.44%

Endeavor High Yield Portfolio                                          3.78%
   PRIMARY BENCHMARK: Lehman Brothers High Yield Bond Index            5.28%

Endeavor Money Market Portfolio                                        3.69%
   PRIMARY BENCHMARK: 90 Day T-Bill                                    3.43%

T. Rowe Price Equity Income Portfolio                                  2.17%
Capital Guardian U.S. Equity Portfolio                                (3.38)%
Endeavor Asset Allocation Portfolio                                   (7.06)%
T. Rowe Price Growth Stock Portfolio                                 (10.04)%

--------------------------------------------------------------------------------
                         SHAREHOLDER LETTER (CONTINUED)
--------------------------------------------------------------------------------


Endeavor Enhanced Index Portfolio                                     (11.98)%
Jennison Growth Portfolio                                             (18.54)%
Endeavor Janus Growth Portfolio                                       (28.72)%
   PRIMARY BENCHMARK: Standard & Poor's 500 Index ("S&P 500")         (11.88)%

Capital Guardian Global Portfolio                                     (10.36)%
   PRIMARY BENCHMARK: MSCI World Index                                (21.40)%

T. Rowe Price International Stock Portfolio                           (22.96)%
   PRIMARY BENCHMARK: MSCI EAFE Index                                 (21.44)%

Our nation has always been able to overcome adversity, and we expect that it will again. The economic future of this country is highly promising. Its vast supplies of human and physical capital, and its innovative skills can propel the economy to new heights. Consumer confidence will rebound. Together with the combination of monetary and fiscal stimuli, we've every reason to think this recession will end as quickly as it began.

Meanwhile, even if the external terrorist threat remains fixed over time, our ability to deal with it in an effective and efficient manner will improve, perhaps greatly. And in the absence of further incidents, the psychological impact of the attacks will also wane. Already air travel has recovered to about 80% of its pre-attack level, after falling to 50% in the first week after air travel resumed. The country is recovering. The country is adjusting.

Across the months ahead, a great deal will turn on our optimism and resilience. We ask you to remember that while your task of financial planning is formidable right now, so too is your potential for reward. We appreciate the opportunity to help you with both.

Sincerely,

/S/SIGNATURE
Vincent J. (VJ) McGuinness, Jr.

President

Endeavor Series Trust

February 7, 2002

--------------------------------------------------------------------------------
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

RETROSPECTIVE

The Capital Guardian Global Portfolio finished the year 2001 down -10.36%, beating the MSCI World Index return of -21.40% by over 1,100 basis points.

While only time will tell if the final months of 2001 will be regarded as the beginning of a secular upturn in the world equity markets or just a short-lived "relief rally," there's no doubt the year will be remembered for the drubbing the world equity markets took following September 11. Investors for the most part had anticipated a bottom in the global economic downturn and were caught off guard when the attacks came.

Investors were once again drawn to technology names, in which the portfolio was slightly overweight compared with the benchmark. Our commitment to semi-conductor equipment and products companies paid off during the latter stages of the year as investors began to once again warm up to names like Applied Materials, which was a large holding in the portfolio at year end and returned 21% for the year and KLA Tencor, which was up 69%.

Coming as a surprise to many investors, strength within the portfolio came from what many would consider the unlikeliest of sources: emerging markets equity. As an asset class, it bettered both U.S. and non-U.S. markets during 2001 and was to a significant contributor to performance during the year. Companies such as Korean-based Samsung Electronics (+86%) and the Russian oil company Lukoil (+53%) finished the year in positive territory.

Japan's severe economic problems made it a notable laggard throughout the year (down 29% in US$ terms), despite the significant presence of technology-related companies in that market. Our overweight in Japan and many of our domestically oriented Japanese stocks proved to be detractors. With nearly half of our Japanese holdings in domestic names that don't benefit from yen weakness, negative returns were partially offset by hedging yen into euros where possible.

OUTLOOK

Overall, we anticipate a positive environment for stock selection on a global basis. With central banks having boosted liquidity in 2001 and a global economic recovery likely in 2002, many stocks could enjoy a significant tailwind. That said, an economic recovery is not guaranteed. Additional U.S. fiscal stimulus appears on hold for the time being and there are great uncertainties surrounding Japan's troubled banking system. While poor near-term corporate profits will give way to positive earnings comparisons, it could be some time before a broad-based group of companies can improve. Therefore, we believe fundamental research will continue to play an even more important role in identifying well-managed companies that have the potential to grow their businesses, gain market share, and outperform their peers.

Capital Guardian Trust Company

--------------------------------------------------------------------------------
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
                                       VS.
                  MSCI WORLD INDEX AND LIPPER VA GLOBAL INDEX+
                   FEBRUARY 3, 1998 THROUGH DECEMBER 31, 2001

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            CAPITAL GUARDIAN GLOBAL PORTFOLIO*    LIPPER VA GLOBAL INDEX*              MSCI WORLD INDEX*
2/3/98               $10000.00                            $10000.00                         $10000.00
2/28/98               10500.00                             10711.40                          10651.20
3/98                  11140.00                             11241.50                          11001.00
4/98                  11500.00                             11406.90                          11086.40
5/98                  11240.00                             11303.80                          11028.70
6/98                  11050.00                             11385.90                          11087.30
7/98                  10750.00                             11334.80                          11159.80
8/98                   8760.00                              9602.15                           9734.52
9/98                   9070.00                              9610.51                           9456.48
10/98                  9650.00                             10224.40                          10441.00
11/98                 10260.00                             10768.50                          10970.00
12/98                 10660.00                             11341.90                          11390.90
1/99                  10790.00                             11598.60                          11393.10
2/99                  10440.00                             11187.10                          11106.40
3/99                  10707.00                             11587.50                          11569.80
4/99                  11590.00                             12105.40                          12065.90
5/99                  11510.00                             11751.50                          11456.40
6/99                  12390.00                             12399.50                          11904.20
7/99                  12370.00                             12408.00                          12246.90
8/99                  12120.00                             12420.00                          12281.70
9/99                  12030.00                             12375.70                          12414.30
10/99                 12350.00                             12919.90                          12894.00
11/99                 13540.00                             13958.00                          13344.80
12/99                 15760.00                             15606.00                          14571.90
1/00                  15180.00                             15009.20                          13686.50
2/00                  16080.00                             16185.00                          14074.50
3/00                  16630.00                             16400.60                          14652.20
4/00                  15730.00                             15399.70                          13892.10
5/00                  14380.40                             14680.90                          13555.50
6/00                  15065.70                             15377.50                          14141.40
7/00                  14911.00                             15024.20                          13600.80
8/00                  15474.70                             15696.50                          13778.50
9/00                  14369.30                             14727.60                          13064.70
10/00                 14015.60                             14267.90                          12708.50
11/00                 12998.70                             13157.10                          12196.50
12/00                 13330.30                             13482.50                          12623.50
1/01                  13982.50                             13741.70                          12646.70
2/01                  12766.60                             12438.80                          11645.10
3/01                  12158.70                             11521.50                          10855.50
4/01                  13319.30                             12409.00                          11610.80
5/01                  13102.40                             12299.60                          11228.60
6/01                  12650.20                             11936.60                          10770.70
7/01                  12412.80                             11578.60                          10581.50
8/01                  11802.40                             11042.60                          10299.00
9/01                  10344.00                              9896.25                           9259.54
10/01                 10864.00                             10234.20                           9486.34
11/01                 11745.80                             10869.90                           9859.20
12/01                 11949.30                             11044.80                           9922.42



+ THE MSCI WORLD INDEX IS A CAPITALIZATION WEIGHTED INDEX THAT MONITORS PERFORMANCE OF STOCKS FROM AROUND THE WORLD.

THE LIPPER VA GLOBAL INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GLOBAL FUNDS UNDERLYING 10 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        CAPITAL GUARDIAN GLOBAL PORTFOLIO
        ---------------------------------
        Year Ended 12/31/01                                           (10.36)%
        Inception (02/03/98) through 12/31/01                            4.66%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
--------------------------------------------------------------------------------


RETROSPECTIVE

The Capital Guardian U.S. Equity Portfolio finished the year 2001 down -3.38%, beating the S&P 500 return of -11.88% by over 800 basis points.

Though the terrorist attacks of September 11 traumatized the American public and sent shock waves through the financial system, the impact of the global slowdown and the possibility of recession were clear even before those tragic events. During the year, increasingly poor economic data, profit warnings and layoff announcements from a variety of industries, and an energy crisis in the Western states all made September 11 appear to be an amplification of existing concerns (at least in an economic sense). Thus it was no surprise when, in late 2001, the National Bureau of Economic Research announced that the United States had officially entered a recession in March.

The portfolio itself, while down over 3% for the year, benefited from a rally late in the year, driven mainly by strong stock selection in the information technology and financial sectors. Tech names such as Applied Materials (+21%) and KLA-Tencor (+69%) were both beneficiaries of late year increases as investors scoured the market looking for value. Within the financial sector quality names were few and far between following September 11th and the Enron collapse. We were able to build up sizable positions in both Bank One (+23%) and USA Education (+42%), which both ended the year top contributors and within the top 10 holdings of the Portfolio.

We continued to find value away from the top companies in terms of market capitalization, though as the year ended the portfolio added to an existing holding in General Electric, propelling it to one of the top spots in the portfolio for the first time in a number of years.

OUTLOOK

While we do not have a strong view on the timing or trajectory, V-shaped or otherwise, of an economic rebound, we are confident that in a year's time we will feel a lot better about the economy than we do today. That view is reflected in our business decisions, as we have taken a contrary stance and used the downturn on Wall Street as an opportunity to hire talented people. We expect that the monetary and fiscal stimulus already introduced will catch hold. Reduced inventories being reported by companies, lower energy prices, and the high level of mortgage refinancing that occurred late in 2001 also point to improvement in the economy and in corporate profits.

That said, stocks may have run ahead of themselves in the fourth quarter, and the unwinding of the boom in valuations for technology and mega-cap stocks may not be over. There is a strong chance that the average stock will post better returns than the indices, and that would be a favorable environment for active management.

Capital Guardian Trust Company

--------------------------------------------------------------------------------
                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
                                       VS.
               S&P 500 INDEX AND LIPPER VA GROWTH & INCOME INDEX+
                    OCTOBER 9, 2000 THROUGH DECEMBER 31, 2001

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         CAPITAL GUARDIAN     LIPPER VA GROWTH         S&P
      U.S. EQUITY PORTFOLIO*  & INCOME INDEX*      500 INDEX*
10/9/00     $10000.00             $10000.00        $10000.00
10/31/00     10280.00              10058.20          9957.52
11/30/00      9580.00               9372.35          9173.11
12/00        10100.00               9704.00          9218.00
1/01         10570.00               9942.84          9544.96
2/01          9660.00               9311.45          8675.20
3/01          9240.00               8748.44          8125.92
4/01         10130.00               9392.19          8756.89
5/01         10319.50               9485.21          8815.64
6/01         10038.90               9229.80          8601.15
7/01          9968.80               9124.25          8516.45
8/01          9407.74               8616.76          7983.84
9/01          8335.72               7853.19          7339.18
10/01         8696.40               8005.11          7479.21
11/01         9497.91               8556.60          8052.77
12/01         9758.40               8668.42          8123.36

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH & INCOME INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH AND INCOME FUNDS UNDERLYING 10 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.


--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
        --------------------------------------
        Year Ended 12/31/01                                  (3.38)%
        Inception (10/9/00) through 12/31/01                 (1.97)%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                        CAPITAL GUARDIAN VALUE PORTFOLIO
--------------------------------------------------------------------------------

RETROSPECTIVE

The Capital Guardian Value Portfolio finished the year 2001 up 6.64%, beating the unmanaged Russell 1000(R) Value Index return of -5.59% by over 1,200 basis points and the Russell 1000(R) Index return of -12.45%.

The year was filled with speculation surrounding when an economic rebound might begin, a rebound that was pushed off into the future following the terrorist attack. Of course the entire year will be forever identified with September 11th, but from a portfolio management standpoint, there were many high (and low) points that contributed to an overall excellent year relative to the market.

A multitude of bottom-up decisions in the portfolio throughout the year were reflected in returns as strong stock selection across nearly all economic sectors added the majority of the value to the portfolio. Within the information technology sectors, names such as KLA Tencor (+48%) posted strong 2001 returns as investors were drawn to low valuations by evidence that a recovery was just around the corner. The financial sector as a whole lagged the market during the year, but our major holdings in companies like Bank of America (+43%) and USA Education (+25%) were significantly above the benchmark, managing to avoid the fallout linked to both September 11th and Enron. Other sectors that fared reasonably well were the health care, consumer discretionary and consumer staples, with Knight-Ridder, Lowes and Gannett Company all posting solid returns for the year. Industrial names, knocked back earlier in the year, were among the portfolio's top performers with Canadian National Railway (+87%) and Navistar International (+73%) leading the way.

The weakest sectors were telecommunications, hurt by poor results and balance sheet concerns, and utilities, dragged down by the Enron debacle. Returns for energy stocks were anemic as oil fell below $20 per barrel. As expected, the defensive consumer staples and healthcare areas also lagged.

OUTLOOK

While we do not have a strong view on the timing or trajectory, V-shaped or otherwise, of an economic rebound, we are confident that in a year's time we will feel a lot better about the economy than we do today. That view is reflected in our business decisions, as we have taken a contrary stance and used the downturn on Wall Street as an opportunity to hire talented people. We expect that the monetary and fiscal stimulus already introduced will catch hold. Reduced inventories being reported by companies, lower energy prices, and the high level of mortgage refinancing that occurred late in 2001 also point to improvement in the economy and in corporate profits.

That said, stocks may have run ahead of themselves in the fourth quarter, and the unwinding of the boom in valuations for technology and mega-cap stocks may not be over. There is a strong chance that the average stock will post better returns than the indices, and that would be a favorable environment for active management.

Capital Guardian Trust Company

--------------------------------------------------------------------------------
                        CAPITAL GUARDIAN VALUE PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        CAPITAL GUARDIAN VALUE PORTFOLIO
                                       VS.
             RUSSELL 1000(R) INDEX AND LIPPER VA EQUITY INCOME INDEX+
                     MAY 27, 1993 THROUGH DECEMBER 31, 2001

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         CAPITAL GUARDIAN VALUE PORTFOLIO* RUSSELL 1000 INDEX*    LIPPER VA EQUITY INCOME INDEX*
 05/27/93          $10000.00                     $10000.00               $10000.00
 06/30/1993         10070.00                      10065.60                10000.00
 07/31/1993         10010.00                      10033.90                10000.00
 08/31/1993         10260.00                      10420.00                10000.00
 09/30/1993         10150.00                      10390.60                10000.00
 10/31/1993         10190.00                      10527.30                10000.00
 11/30/1993         10170.00                      10382.90                10000.00
 12/31/1993         10280.00                      10571.50                10000.00
 01/31/1994         10570.00                      10893.90                10000.00
 02/28/1994         10470.00                      10607.40                10000.00
 03/31/1994         10110.00                      10153.80                10000.00
 04/30/1994         10460.00                      10275.80                10000.00
 05/31/1994         10620.20                      10412.40                10000.00
 06/30/1994         10279.80                      10134.30                10000.00
 07/31/1994         10500.00                      10465.20                10000.00
 08/31/1994         10960.50                      10907.10                10000.00
 09/30/1994         10640.20                      10652.90                10000.00
 10/31/1994         10870.40                      10854.00                10000.00
 11/30/1994         10530.10                      10462.60                10000.00
 12/31/1994         10700.20                      10611.50                10000.00
 01/31/1995         11000.50                      10885.90                10000.00
 02/28/1995         11440.90                      11329.80                10000.00
 03/31/1995         11721.20                      11621.20                10000.00
 04/30/1995         11982.50                      11929.70                10000.00
 05/31/1995         12559.30                      12387.40                10000.00
 06/30/1995         12994.50                      12715.30                10000.00
 07/31/1995         13530.90                      13201.20                10000.00
 08/31/1995         13530.90                      13300.60                10000.00
 09/30/1995         13854.70                      13848.10                10000.00
 10/31/1995         13561.20                      13785.10                10000.00
 11/30/1995         14188.70                      14399.90                10000.00
 12/31/1995         14401.20                      14619.40                10000.00
 01/31/1996         15119.80                      15092.00                10256.60
 02/29/1996         15433.50                      15288.40                10330.80
 03/31/1996         15716.80                      15425.30                10469.00
 04/30/1996         15757.30                      15660.30                10583.70
 05/31/1996         16176.20                      16036.80                10712.90
 06/30/1996         16114.00                      16054.40                10713.80
 07/31/1996         15502.60                      15279.80                10293.60
 08/31/1996         16145.10                      15695.50                10521.80
 09/30/1996         16787.60                      16578.00                10922.10
 10/31/1996         17098.50                      16945.00                11161.30
 11/30/1996         17989.70                      18195.50                11852.40
 12/31/1996         17834.20                      17901.10                11748.00
 01/31/1997         18487.10                      18962.60                12228.90
 02/28/1997         18518.20                      19035.30                12362.80
 03/31/1997         17927.50                      18177.90                11964.90
 04/30/1997         18300.60                      19161.30                12362.70
 05/31/1997         19222.80                      20388.50                13118.70
 06/30/1997         20259.30                      21233.40                13676.50
 07/31/1997         21517.40                      22971.00                14641.80
 08/31/1997         20979.80                      21887.40                14086.40
 09/30/1997         21786.20                      23087.80                14869.00
 10/31/1997         21377.60                      22339.70                14362.90
 11/30/1997         21797.00                      23308.30                14813.00
 12/31/1997         22259.40                      23781.60                15064.00
 01/31/1998         21990.60                      23958.80                15080.50
 02/28/1998         23496.00                      25666.70                15916.50
 03/31/1998         24646.60                      26961.20                16693.00
 04/30/1998         24840.20                      27238.40                16697.80
 05/31/1998         24417.60                      26649.00                16429.80
 06/30/1998         24726.80                      27635.50                16570.20
 07/31/1998         23832.30                      27303.20                16091.40
 08/31/1998         20232.00                      23222.10                13913.50
 09/30/1998         20839.40                      24786.10                14719.50
 10/31/1998         22970.90                      26743.70                15687.30
 11/30/1998         23843.30                      28399.10                16325.90
 12/31/1998         23942.70                      30208.10                16728.80
 01/31/1999         22860.40                      31286.00                16706.00
 02/28/1999         22871.50                      30293.10                16457.50
 03/31/1999         23632.40                      31453.80                16950.90
 04/30/1999         25720.80                      32769.30                18297.20
 05/31/1999         25312.90                      32060.80                17812.80
 06/30/1999         25788.90                      33694.60                18420.30
 07/31/1999         24442.00                      32665.80                17833.40
 08/31/1999         23582.80                      32359.80                17374.70
 09/30/1999         22967.40                      31470.00                16774.10
 10/31/1999         24151.70                      33585.40                17352.60
 11/30/1999         23547.90                      34449.40                17281.70
 12/31/1999         23211.20                      36525.10                17634.50
 01/31/2000         22328.70                      35029.70                16801.60
 02/29/2000         20633.50                      34936.00                15805.50
 03/31/2000         22572.60                      38119.40                17357.70
 04/30/2000         22479.70                      36848.60                17223.40
 05/31/2000         22763.60                      35895.60                17485.90
 06/30/2000         21844.10                      36810.70                17087.00
 07/31/2000         22011.30                      36199.10                17253.80
 08/31/2000         23167.60                      38878.50                18259.50
 09/30/2000         22763.60                      37073.90                18313.40
 10/31/2000         23139.70                      36627.40                18832.20
 11/30/2000         22833.20                      33277.80                18134.50
 12/31/2000         24504.90                      33680.10                19109.00
 1/31/2001          25313.00                      34798.20                19280.70
 2/28/2001          24895.00                      31552.30                18657.90
 3/31/2001          24505.00                      29456.70                17877.50
 4/30/2001          25173.70                      31823.50                18822.40
 5/31/2001          26131.80                      32038.60                19145.10
 6/30/2001          25649.80                      31314.90                18599.10
 7/31/2001          25920.90                      30887.30                18536.80
 8/31/2001          25438.90                      29004.90                17869.20
 9/30/2001          23375.50                      26545.00                16620.80
 10/31/2001         23752.00                      27097.70                16688.70
 11/30/2001         25408.80                      29184.30                17636.70
 12/31/2001         26131.80                      29495.40                17901.00

+THE RUSSELL 1000(R) INDEX CONSISTS OF THE LARGEST 1,000 COMPANIES IN THE RUSSELL 3000(R) INDEX. THIS INDEX REPRESENTS THE UNIVERSE OF LARGE CAPITALIZATION STOCKS FROM WHICH MOST ACTIVE MONEY MANAGERS TYPICALLY SELECT.

THE LIPPER VA EQUITY INCOME INDEX MEASURES THE TOTAL RETURNS EARNED BY 10 VARIABLE ANNUITIES INVESTING IN EQUITY INCOME FUNDS.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        CAPITAL GUARDIAN VALUE PORTFOLIO
        --------------------------------
        Year Ended 12/31/01                                              6.64%
        Five Years Ended 12/31/01                                        7.94%
        Inception (05/27/93) through 12/31/01                           11.82%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                        DREYFUS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

As we enter the New Year it is generally felt that the economy should show some signs of recovery in the second half of the year as the eleven interest rate cuts by the Federal Reserve last year work their way through the system. So far, consumer spending has held up surprisingly well in light of the market's volatility, mounting unemployment and overall global economic and political turmoil. The consumer, however, can only support the economy for so long and corporations must start to increase capital spending soon if the economy is to start growing again. Most corporations spent much of the past year reducing inventories and shoring up their balance sheets. Though some industries, such as autos, are still feeling the pinch of excess capacity, much of this excess, which was created in the late 1990s, has been rationalized.
Caution, however, remains high, with many corporations.

For the year, the Portfolio returned 28.79% while the Russell 2000(R) Index returned 2.49%.

In this environment, Dreyfus Small Cap Value Portfolio will seek capital appreciation through investment in a diversified portfolio of equity securities of companies which average about $1 billion in market capitalization. We compare company specific valuations to their historical ranges and their peer groups. While cheap stocks tend to be less risky than the market as a whole, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a great deal of time talking to the management of out-of-favor companies in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. We manage highly diversified portfolios. This focus on diversification is not only due to the market being fairly expensive, but also because smaller capitalization stocks tend to have greater than average business risk and in some cases financial risk. Our portfolios typically carry over 100 stocks. We believe that this strategy is particularly well suited to today's market environment, where earnings are more suspect as the economy slows.

Despite the volatility of the overall market, we continue to find numerous ideas that meet our value criteria. As a result, we are fully invested in equities. The Portfolio exhibits attractive value characteristics as evidenced by its price to book value ratio of 1.4 times, which compares favorably to the 2 times level for the Russell 2000 Index. The Portfolio's price to earnings ratio of
18.2 times 2002 estimates also demonstrates  attractive value when contrasted to
21.8 times for the Russell 2000 Index.

The small capitalization market stabilized and moved strongly late in the year as investors gained confidence that our military could deal effectively with the terrorist threats and the economy started showing early signs of a potential rebound. The focus of equity investors turned to the fundamental prospects and investment potential of individual companies and these factors again drove investment decisions. Given the events of September 11, this was a remarkable turnaround. The fund was well positioned to take advantage of the positive turn in investor attitude. Going into the quarter, we were emphasizing the technology, retail and energy sectors. These groups performed well and accounted for a significant part of our strong results. Our stock selection as well as our industry emphasis proved to be accurate. Indeed, this was a rare quarter in that every major economic sector in the portfolio had positive returns.

At year end we are emphasizing the energy, basic industries, capital goods and technology sectors. With fundamental prospects improving and expectations subdued, these sectors should do well. We underweight in the financial services and health care sectors as these areas still look a bit expensive relative to near term prospects. We aggressively sold holdings during the quarter as they reached their respective price targets. As a result, even with the strong performance, we continue to hold very attractively priced stocks with strong value characteristics.

The Dreyfus Corporation

--------------------------------------------------------------------------------
                        DREYFUS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        DREYFUS SMALL CAP VALUE PORTFOLIO
                                       VS.
              RUSSELL 2000(R) INDEX AND LIPPER VA SMALL CAP INDEX+
                      MAY 4, 1993 THROUGH DECEMBER 31, 2001


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             DREYFUS SMALL CAP VALUE PORTFOLIO*              RUSSELL 2000 INDEX*             LIPPER VA SMALL CAP INDEX*
05/04/1993             $10000.00                                   $10000.00                       $10000.00
05/31/1993              10000.00                                    10442.50                        10477.60
06/30/1993              10030.00                                    10507.60                        10599.30
07/31/1993              10380.00                                    10652.70                        10591.10
08/31/1993              10700.00                                    11112.90                        11136.20
09/30/1993              11000.00                                    11426.50                        11359.20
10/31/1993              10990.00                                    11720.60                        11463.50
11/30/1993              10730.00                                    11334.90                        11144.40
12/31/1993              11180.00                                    11722.40                        11554.50
01/31/1994              11460.00                                    12090.00                        11797.90
02/28/1994              11430.00                                    12046.20                        11653.70
03/31/1994              10770.00                                    11410.20                        10983.80
04/30/1994              10770.00                                    11478.00                        11057.50
05/31/1994              10630.00                                    11349.10                        10923.50
06/30/1994              10380.00                                    10963.80                        10474.50
07/31/1994              10590.00                                    11143.90                        10692.40
08/31/1994              11040.00                                    11764.90                        11285.50
09/30/1994              11130.00                                    11725.50                        11206.80
10/31/1994              10830.00                                    11679.20                        11399.10
11/30/1994              10690.00                                    11207.50                        10942.90
12/31/1994              10980.00                                    11508.60                        11094.30
01/31/1995              10620.00                                    11363.40                        10945.00
02/28/1995              10760.00                                    11836.10                        11391.90
03/31/1995              10790.00                                    12040.00                        11642.50
04/30/1995              11129.00                                    12307.70                        11833.70
05/31/1995              11354.50                                    12519.30                        12084.30
06/30/1995              11651.60                                    13168.80                        12860.50
07/31/1995              12041.00                                    13927.30                        13741.00
08/31/1995              12317.70                                    14215.40                        13900.60
09/30/1995              12379.20                                    14469.30                        14212.50
10/31/1995              12000.00                                    13822.20                        13776.90
11/30/1995              12153.80                                    14402.90                        14235.00
12/31/1995              12522.70                                    14782.90                        14335.20
01/31/1996              12348.50                                    14767.00                        14353.60
02/29/1996              12625.20                                    15227.30                        14893.60
03/31/1996              13014.60                                    15537.30                        15082.80
04/30/1996              13516.70                                    16368.00                        15863.20
05/31/1996              14082.80                                    17013.10                        16352.00
06/30/1996              13622.30                                    16314.50                        15824.30
07/31/1996              13129.70                                    14889.60                        14475.40
08/31/1996              13708.00                                    15754.10                        15304.80
09/30/1996              14018.50                                    16369.80                        16122.90
10/31/1996              14157.80                                    16117.50                        15637.10
11/30/1996              15464.30                                    16781.60                        16000.00
12/31/1996              15732.00                                    17221.50                        16019.60
01/31/1997              16503.10                                    17565.50                        16383.50
02/28/1997              16513.80                                    17139.60                        15749.20
03/31/1997              16042.60                                    16330.90                        14875.20
04/30/1997              16064.00                                    16376.60                        14815.30
05/31/1997              17574.00                                    18198.50                        16500.90
06/30/1997              18621.10                                    18978.40                        17292.00
07/31/1997              19632.20                                    19861.50                        18391.60
08/31/1997              20113.70                                    20316.00                        18578.00
09/30/1997              20932.20                                    21803.00                        19918.30
10/31/1997              19945.20                                    20845.20                        18995.30
11/30/1997              19885.00                                    20710.40                        18735.20
12/31/1997              19752.60                                    21072.90                        18950.40
01/31/1998              19463.70                                    20739.90                        18596.70
02/28/1998              20980.30                                    22273.50                        20126.30
03/31/1998              22015.50                                    23192.10                        21134.50
04/30/1998              22147.90                                    23320.40                        21228.40
05/31/1998              21304.10                                    22064.50                        20052.40
06/30/1998              20894.20                                    22110.90                        20343.90
07/31/1998              19104.00                                    20320.90                        18920.40
08/31/1998              14772.10                                    16375.00                        15203.10
09/30/1998              15100.10                                    17656.50                        16132.70
10/31/1998              16726.30                                    18376.50                        16900.50
11/30/1998              18325.10                                    19339.30                        17935.70
12/31/1998              19322.70                                    20536.00                        19435.60
01/31/1999              19678.00                                    20809.00                        19687.50
02/28/1999              17778.50                                    19123.50                        18146.50
03/31/1999              18306.00                                    19422.10                        18771.50
04/30/1999              20648.20                                    21162.40                        19814.50
05/31/1999              21836.20                                    21471.60                        20010.60
06/30/1999              23986.50                                    22442.60                        21419.60
07/31/1999              23835.10                                    21826.80                        21113.00
08/31/1999              22714.50                                    21019.00                        20644.30
09/30/1999              22502.50                                    21023.60                        20887.30
10/31/1999              21775.70                                    21108.70                        21761.60
11/30/1999              23214.20                                    22368.90                        23826.70
12/31/1999              25001.10                                    24901.10                        27799.50
01/31/2000              23547.40                                    24501.20                        27354.30
02/29/2000              24516.50                                    28547.20                        33074.90
03/31/2000              28332.60                                    26665.00                        31094.60
04/30/2000              28287.20                                    25060.50                        27721.20
05/31/2000              27276.70                                    23599.90                        25842.40
06/30/2000              27507.70                                    25657.10                        29054.80
07/31/2000              26583.70                                    24831.70                        27530.80
08/31/2000              29355.80                                    26726.40                        30553.50
09/30/2000              28591.70                                    25940.80                        29352.20
10/31/2000              28947.10                                    24782.80                        27660.10
11/30/2000              25819.60                                    22238.80                        23489.00
12/31/2000              27756.50                                    24148.80                        25390.60
1/31/2002               35415.30                                    25406.30                        26196.00
2/28/2002               33691.70                                    23739.30                        23343.40
3/31/2002               31879.10                                    22578.10                        21350.00
4/30/2002               35575.30                                    24344.30                        23666.70
5/31/2002               36657.00                                    24942.70                        23938.60
6/30/2002               35656.40                                    25804.00                        24003.80
7/31/2002               33950.90                                    24407.20                        23003.00
8/31/2002               32381.90                                    23618.90                        21722.00
9/30/2002               24741.20                                    20439.50                        18365.60
10/31/2002              28925.40                                    21635.60                        19746.80
11/30/2002              32586.50                                    23310.60                        21334.50
12/31/2002              35747.40                                    24749.40                        22490.00


+ THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF THE SMALLEST CAPITALIZED U.S. DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA SMALL CAP INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF SMALL CAP FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        DREYFUS SMALL CAP VALUE PORTFOLIO
        ---------------------------------
        Year Ended 12/31/01                                              28.79%
        Five Years Ended 12/31/01                                        17.83%
        Inception (05/04/93) through 12/31/01                            15.84%
--------------------------------------------------------------------------------


* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

The Dreyfus U.S. Government Securities Portfolio returned 5.10% for the calendar year ended 2001. The fund is currently ranked 192 out of 260, a 3rd Quartile Fund according to Lipper Analytical Services among General U.S. Government Bond Funds. For the three-year period ending 12/31/2001, the fund ranked 76/268. The fund was ranked in the 2nd quartile among General U.S. Government Bond Funds while producing an average annual return of 4.70%. For the five-year period ending 12/31/2001, the fund ranked 59/160. The fund was ranked in the 2nd quartile among General U.S. Government Bond Funds while producing an average annual return of 6.11%. For the 4th quarter the fund was ranked in the 1st quartile among General U.S. Government Bond Funds.

It certainly was an eventful year. Riskier assets such as tech and high yield stocks continued to struggle. Investors began to take on less risk with their investments focusing on safer investments and seeking more normalized returns. The equity markets and the bond market have experienced extreme volatility during this period. By the end of the 2nd quarter of 2001, we began to detect signs that the Federal Reserve Board's aggressive monetary policy was starting to have a positive effect on the economy. Consumer spending remained robust, the housing market was strong, business inventories were reaching closer to normal levels and a federal tax cut gave consumers more money to spend. As a result, we were comfortable positioning the portfolio for the start of a recovery.

Then something happened that no one could reasonably predict, the September 11 terrorist attacks on the United States. In addition to the incalculable devastation wrought on human lives and property, the catastrophe had negative repercussions throughout the U.S. economy. As a result, the U.S. economy sank deeper into a recession. The Treasury market rallied and the yield curve steepened dramatically. Investors sought safety in the front end on the Treasury curve buying two-year and five-year notes. This tragedy negatively affected the Portfolio's performance.

The Portfolio's lagging performance in the third quarter can also be attributed to yield curve positioning and a neutral duration posture. The Portfolio's performance improved in the 4th quarter, as it was ranked 3 out of 267 funds and ranked in the 1st quartile according to Lipper Analytical Services. We maintained a bias towards a flatter yield curve during this period. We maintained an overweight position in Government National Mortgage Securities and Agencies. We continued to maintain an effective duration within the 4-year range, which is the estimated approximate average for the Lipper Peer Group.

During 2001, the Federal Reserve shifted to a more aggressive easing campaign and lowered the Federal Funds rate by 425 basis points. The treasury market is starting to anticipate that the Federal Reserve is near the end of the easing cycle. In our assessment, the U.S. economy is mired in a low growth and low inflation cycle. This will keep Treasury bonds in a trading range for the first half of 2002. Equity valuations are suspect and continued high volatility will keep a positive money flow into fixed income assets.

For the first half of 2002, we believe the fundamental news will be better than expected. We expect fourth quarter earnings to be very weak. We think high quality assets will be the beneficiaries in this type of economic environment. In our assessment, the U.S. economy is mired in a low growth and low inflation cycle. This will keep Treasury bonds in a trading range for the first half of 2002. Business inventories are being maintained at low levels and will begin to be replenished. There is ample liquidity in the banking system to stimulate moderate economic growth. Corporations are starting to deleverage their balance sheets, reduce capital expenditures and reduce head count to stabilize cash flow. This will be a long-term positive for the economy but it will take time.

Our strategy for the first half of 2002 will be to maintain our positions in Government National Mortgage Securities and Agencies with a bias towards longer dated U.S. Treasury Securities. Our posture towards duration will be neutral because we believe it may be too early to justify a bearish interest rate stance.

The Dreyfus Corporation

--------------------------------------------------------------------------------
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
                                       VS.
    LEHMAN AGGREGATE BOND INDEX AND LIPPER VA GENERAL U.S. GOVERNMENT INDEX+
                     MAY 13, 1994 THROUGH DECEMBER 31, 2001

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             DREYFUS U.S. GOVERNMENT   LEHMAN AGGREGATE     LIPPER VA GENERAL
              SECURITIES PORTFOLIO*      BOND INDEX*    U.S. GOVERNMENT INDEX*
  05/13/1994        $10000.00            $10000.00           $10000.00
  05/31/1994         10000.00              9998.60             9985.73
  06/30/1994          9950.00              9976.50             9931.66
  07/31/1994         10050.00             10174.70            10088.60
  08/31/1994         10050.00             10187.30            10092.40
  09/30/1994          9970.00             10037.40             9939.92
  10/31/1994          9960.00             10028.40             9905.37
  11/30/1994          9930.00             10006.10             9878.33
  12/31/1994          9960.00             10075.20             9947.43
  01/31/1995         10110.00             10274.60            10121.70
  02/28/1995         10290.00             10518.90            10336.50
  03/31/1995         10340.00             10583.50            10391.30
  04/30/1995         10456.00             10731.30            10519.70
  05/31/1995         10850.40             11146.60            10935.80
  06/30/1995         10911.00             11228.30            11006.40
  07/31/1995         10870.60             11203.20            10938.00
  08/31/1995         10981.80             11338.40            11060.50
  09/30/1995         11072.80             11448.70            11159.60
  10/31/1995         11204.30             11597.60            11320.30
  11/30/1995         11366.10             11771.40            11484.80
  12/31/1995         11517.80             11936.60            11634.20
  01/31/1996         11578.50             12015.90            11692.10
  02/29/1996         11325.60             11807.00            11448.00
  03/31/1996         11214.40             11724.90            11353.40
  04/30/1996         11133.50             11659.00            11265.50
  05/31/1996         11110.70             11635.30            11225.70
  06/30/1996         11225.50             11791.60            11360.90
  07/31/1996         11246.40             11823.80            11375.10
  08/31/1996         11225.50             11804.00            11336.10
  09/30/1996         11413.50             12009.70            11517.10
  10/31/1996         11653.70             12275.80            11746.10
  11/30/1996         11852.10             12486.00            11924.40
  12/31/1996         11726.80             12369.90            11805.50
  01/31/1997         11747.60             12407.80            11819.80
  02/28/1997         11789.40             12438.70            11811.00
  03/31/1997         11653.70             12300.80            11682.50
  04/30/1997         11810.30             12485.00            11830.90
  05/31/1997         11914.70             12603.00            11914.70
  06/30/1997         12055.60             12752.60            12025.10
  07/31/1997         12368.30             13096.50            12296.10
  08/31/1997         12238.90             12984.80            12192.60
  09/30/1997         12433.00             13176.30            12339.60
  10/31/1997         12616.30             13367.40            12498.60
  11/30/1997         12670.20             13429.00            12530.50
  12/31/1997         12799.60             13564.20            12631.70
  01/31/1998         12972.20             13738.30            12772.10
  02/28/1998         12929.00             13728.00            12737.00
  03/31/1998         12961.40             13775.10            12762.90
  04/30/1998         12993.80             13847.00            12803.40
  05/31/1998         13153.30             13978.40            12911.70
  06/30/1998         13287.20             14097.00            13017.00
  07/31/1998         13298.40             14126.90            13026.10
  08/31/1998         13465.70             14356.80            13278.40
  09/30/1998         13744.60             14693.00            13571.50
  10/31/1998         13688.80             14615.30            13489.50
  11/30/1998         13700.00             14698.30            13495.50
  12/31/1998         13744.60             14742.50            13513.20
  01/31/1999         13867.30             14847.70            13577.30
  02/28/1999         13599.60             14588.50            13301.00
  03/31/1999         13674.30             14669.40            13357.50
  04/30/1999         13711.20             14715.80            13383.00
  05/31/1999         13625.50             14586.90            13243.60
  06/30/1999         13519.10             14540.50            13168.00
  07/31/1999         13495.50             14478.50            13107.30
  08/31/1999         13448.20             14471.20            13080.30
  09/30/1999         13637.30             14639.20            13214.00
  10/31/1999         13696.40             14693.20            13230.00
  11/30/1999         13720.00             14692.10            13218.70
  12/31/1999         13625.50             14621.30            13134.60
  01/31/2000         13601.90             14573.40            13086.80
  02/29/2000         13720.00             14749.70            13225.30
  03/31/2000         13968.20             14944.00            13403.60
  04/30/2000         13920.90             14901.20            13361.60
  05/31/2000         13885.50             14894.40            13343.50
  06/30/2000         14251.90             15204.20            13579.40
  07/31/2000         14353.00             15342.20            13667.40
  08/31/2000         14529.80             15564.60            13850.90
  09/30/2000         14618.30             15662.50            13913.70
  10/31/2000         14630.90             15766.10            14010.80
  11/30/2000         14820.40             16023.90            14248.60
  12/31/2000         15010.00             16321.10            14485.90
   1/31/2001         15212.10             16588.00            14633.90
   2/28/2001         15325.80             16732.50            14764.80
   3/31/2001         15389.00             16816.60            14803.10
   4/30/2001         15363.70             16746.80            14695.50
   5/31/2001         15403.50             16847.80            14743.50
   6/30/2001         15443.30             16911.40            14775.00
   7/31/2001         15735.20             17289.50            15070.80
   8/31/2001         15814.80             17487.50            15211.00
   9/30/2001         15748.40             17691.30            15438.50
  10/31/2001         16119.90             18061.50            15750.30
  11/30/2001         15881.10             17812.50            15455.40
  12/31/2001         15775.00             17699.40            15314.00

+ THE LEHMAN AGGREGATE BOND INDEX IS AN INDEX COMPOSED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

THE LIPPER VA GENERAL U.S. GOVERNMENT INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF U.S. GOVERNMENT FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
        --------------------------------------------
        Year Ended 12/31/01                                               5.10%
        Five Years ended 12/31/01                                         6.11%
        Inception (05/13/94) through 12/31/01                             6.15%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The Endeavor Asset Allocation Portfolio finished the calendar year ended December 31, 2001 with a total return of -7.1%, after management fees. While the portfolio outpaced the Lipper VA Flexible Portfolio Index for the year, the Portfolio's total return fell short of the return reported for our weighted custom benchmark which blends the S&P 500, the Lehman Aggregate Bond Index and Three Month T-Bills. In addition, while outperforming the S&P 500 and the Lipper VA Growth and VA Growth and Income indices, the Portfolio's full year total return fell short of the return posted for the Lipper VA Balanced Index. In the fourth quarter the Endeavor Asset Allocation portfolio returned 8.0% for the fourth period and outperformed its custom benchmark, the Lipper VA Flexible Portfolio Index and the Lipper VA Balanced Index.

Since its inception in 1991, the Asset Allocation Portfolio has provided an annualized return of 11.2%, net of management fees, virtually matching its custom benchmark and significantly outpacing its Lipper VA Flexible Portfolio benchmark. In addition, three, five and ten year annualized returns for the Portfolio reached 3.4%, 9.5% and 10.6%, respectively, and compare favorably with relevant benchmarks and peer group statistics. In fact, the Portfolio remains in the top 20 percent of its peer group for periods of three, five, ten years and since inception. Finally, since moving to Morgan Stanley in May 1998, the Portfolio has generated an annualized total return of 4.4%, outpacing the return of its benchmarks and significantly outperforming other relevant Lipper indices.

Performance attribution for the year indicates that asset allocation made a modest positive contribution to relative return which was more than offset by a negative contribution from security selection. At year-end, equities accounted for 61% of the portfolio's asset allocation. Full year returns indicate that the fixed income segment of the Portfolio outpaced its benchmark component. The full year return from the equity segment, however, fell short of the S&P 500 despite significantly outperforming the growth sector as represented by various growth indices.

As shown below, additional context and perspective on the returns generated by the Endeavor Asset Allocation portfolio are provided by a review of historic annualized returns over various long term periods. The longer term returns of the Asset Allocation Portfolio for the periods ended December 31, 2001 continue to compare favorably with its benchmarks and the relevant Lipper indices.

              QTR        1 YR       3 YRS       5 YRS        10 YRS      S.I.
-------------------------------------------------------------------------------
ENDVR         8.0%       -7.1%       3.4%         9.5%        10.6%        11.2%
CUSTOM        7.0        -5.0        1.5          9.4         10.8         11.3
VA FLEX       7.7        -7.7        0.2          6.3          7.9          8.6
VA BAL        6.2        -3.6        1.5          6.9           NA           NA
VA G&I       10.4       -10.7       -1.0          7.5         10.0         10.7
VA GRTH      13.9       -20.5       -4.6          6.2          9.2          9.7

Stock selection in the equity segment detracted from results relative to the S&P
500. We were hurt by a modest overweight in technology throughout the year, despite opportunistically increasing and decreasing our exposure throughout the year. While we increased our emphasis on larger, more established companies that dominate their area of activity over the year, we were unable to avoid the price declines suffered by some of the sector's biggest companies. Less significant areas that detracted from performance were telecommunications equipment and telecommunications services. Areas such as the consumer discretionary sector contributed positively to the Index but not to the Portfolio. Specifically, the Portfolio benefited from our exposure to the retail sector, but was hurt by media stocks. Our overweight in the industrial sector and our stock selection within the sector represented a positive contribution for the year. We also benefited from an underweight in utilities. Finally, we were underweight in financials and overweight in healthcare, and our specific holdings in each sector contributed modestly to full year results.

Structurally, the Portfolio remains a mix of classic and less familiar growth oriented stocks. As of December 31, 2001, our ten largest holdings accounted for just under 40% of the equity segment of the Portfolio and, over time, will typically account for 35 to 45% of equity assets. A total of 88 equity positions were held in the Portfolio at year-end. Our largest individual equity position at year-end was Tyco International, which represented 7.8% of the equity segment.

The fixed income segment of the Portfolio returned 10.3% for the year, well ahead of the return reported for the Lehman Aggregate Bond Index. Investment grade corporate yield spreads narrowed sharply during the fourth quarter, allowing them to post significant gains relative to Treasuries with similar levels of interest rate risk. Our corporate strategy added significant value. Corporate security selection also helped our performance throughout 2001. An important part of this

--------------------------------------------------------------------------------
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

involved avoiding several troubled high profile situations. In addition, diversification remained a hallmark of our style with typical positions ranging between 0.3% and 0.7% per individual corporate issuer.

Agency debentures played less of a role during 2001 as both corporates and mortgages offered better relative value. Mortgage-backed securities outperformed equal duration Treasuries, particularly during the fourth quarter, allowing our above benchmark sensitivity to mortgage yield spreads to add value. Security selection also helped relative performance. While mortgages remained extremely attractive relative to Treasuries, agencies and interest-rate swaps during 2001, investment grade corporates offered better risk adjusted total return potential. Thus, we positioned the portfolio to bear more corporate spread risk than mortgage spread risk throughout the year. Finally our below benchmark interest rate risk strategy benefited significantly from a sharply higher move in market yields during the fourth quarter as did our yield curve underweight in the 5 to 10 year area.

Looking forward, we are cautiously optimistic regarding 2002. The market, however, has recently exhibited a much stronger recovery than the underlying fundamentals of many companies. The run up in some sectors has pushed valuations ahead of business momentum. While it is our opinion that the economy will show signs of recovery in the second half of the year, we do not see any catalysts to promote a strong and sustainable recovery at this time. We believe our portfolio disciplines and bottom-up research intensive approach will allow us to identify opportunities as they unfold. Clearly, security selection remains an important element of any successful investment program, particularly in this market. We view the current environment as challenging, but one which does provide opportunity. We continue to feel that the Portfolio is well positioned both strategically and tactically to participate in a market that affords investors long term opportunity.

Morgan Stanley Asset Management

--------------------------------------------------------------------------------
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
                                       VS.
       S&P 500 INDEX, LIPPER VA FLEXIBLE PORTFOLIO INDEX AND BLENDED INDEX+
                     APRIL 8, 1991 THROUGH DECEMBER 31, 2001

                              [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


            ENDEAVOR ASSET       S&P 500     LIPPER VA FLEXIBLE    BLENDED
         ALLOCATION PORTFOLIO* STOCK INDEX*   PORTFOLIO INDEX*     INDEX*
   12/31/91   $10000.00        $10000.00          $10000.00      $10000.00
   01/01/92    10211.10          9813.88            9819.55        9839.81
   02/29/92    10325.40          9940.92            9895.78        9943.23
   03/31/92    10035.20          9747.81            9737.96        9802.63
   04/30/92    10061.60         10033.70            9776.67       10011.40
   05/31/92    10131.90         10082.80            9876.72       10101.10
   06/30/92     9894.46          9932.82            9782.62       10047.00
   07/31/92    10175.90         10338.30           10053.60       10374.80
   08/31/92    10034.30         10127.10            9965.46       10270.70
   09/30/92    10193.60         10246.10           10069.70       10386.90
   10/31/92    10361.70         10281.30           10061.90       10368.40
   11/30/92    10751.10         10630.40           10286.50       10597.90
   12/31/92    10901.50         10760.80           10442.50       10734.00
   01/31/93    11255.40         10850.70           10544.90       10855.50
   02/28/93    11308.50         10998.50           10621.80       11010.30
   03/31/93    11689.00         11230.50           10810.00       11176.30
   04/30/93    11565.10         10959.00           10689.10       11024.50
   05/31/93    11787.70         11251.40           10854.00       11220.20
   06/30/93    11912.40         11284.30           10962.40       11304.20
   07/31/93    11930.20         11238.80           10986.20       11295.40
   08/31/93    12348.60         11664.30           11350.70       11634.00
   09/30/93    12482.10         11574.90           11413.30       11586.90
   10/31/93    12571.20         11814.20           11540.70       11757.00
   11/30/93    12508.90         11701.60           11342.40       11655.00
   12/31/93    12731.40         11843.00           11534.20       11767.30
   01/31/94    13238.90         12245.30           11816.50       12077.90
   02/28/94    12927.30         11913.10           11525.80       11801.10
   03/31/94    12348.60         11394.70           11079.80       11378.90
   04/30/94    12166.10         11540.70           11128.60       11448.00
   05/31/94    12434.50         11729.30           11189.90       11572.00
   06/30/94    11879.80         11442.30           10994.00       11379.70
   07/31/94    12175.00         11817.80           11223.30       11693.30
   08/31/94    12550.80         12301.20           11471.00       12013.80
   09/30/94    12201.90         12000.60           11238.20       11769.40
   10/31/94    12380.80         12269.80           11326.30       11943.60
   11/30/94    12103.50         11823.50           11011.90       11648.40
   12/31/94    12058.70         11998.60           11075.60       11788.30
   01/31/95    12023.00         12309.50           11182.80       12061.00
   02/28/95    12380.80         12788.80           11542.50       12458.40
   03/31/95    12577.60         13165.60           11792.00       12728.00
   04/30/95    13000.70         13552.90           12010.00       13032.90
   05/31/95    13337.60         14093.80           12431.70       13528.60
   06/30/95    13874.70         14420.60           12656.80       13771.50
   07/31/95    14348.10         14898.60           12963.50       14076.20
   08/31/95    14448.30         14935.80           13061.80       14149.00
   09/30/95    14748.70         15565.80           13329.80       14598.60
   10/31/95    14575.70         15510.10           13264.20       14615.80
   11/30/95    14885.30         16190.20           13694.80       15119.70
   12/31/95    14821.50         16502.10           13872.30       15381.20
   01/31/96    15031.00         17063.10           14171.30       15775.30
   02/29/96    15240.30         17221.90           14184.40       15809.70
   03/31/96    15477.00         17387.70           14248.70       15891.90
   04/30/96    15886.70         17643.80           14376.20       16038.40
   05/31/96    16368.60         18098.00           14545.30       16328.10
   06/30/96    16109.10         18167.00           14556.00       16428.70
   07/31/96    15525.20         17364.90           14142.70       15920.90
   08/31/96    15877.40         17731.70           14388.70       16155.10
   09/30/96    16646.70         18728.80           14930.00       16875.80
   10/31/96    16748.60         19245.10           15198.60       17304.60
   11/30/96    17786.70         20698.50           15880.70       18323.60
   12/31/96    17462.30         20288.50           15680.50       18020.00
   01/31/97    18240.90         21555.40           16165.50       18859.00
   02/28/97    18074.10         21724.60           16147.00       18982.10
   03/31/97    17165.70         20833.60           15672.50       18358.70
   04/30/97    18129.70         22076.30           16135.80       19231.80
   05/31/97    19177.00         23426.00           16809.50       20152.00
   06/30/97    19458.00         24467.40           17270.40       20882.40
   07/31/97    21148.40         26413.80           18263.20       22267.40
   08/31/97    20106.00         24935.10           17710.70       21271.00
   09/30/97    20707.00         26300.00           18342.90       22226.00
   10/31/97    20228.10         25422.60           17987.90       21723.50
   11/30/97    20876.10         26598.50           18311.60       22511.60
   12/31/97    20979.40         27055.00           18499.20       22857.20
   01/31/98    21486.50         27353.90           18636.70       23113.50
   02/28/98    22641.50         29325.60           19465.70       24394.40
   03/31/98    23214.40         30826.20           20083.90       25388.50
   04/30/98    23561.90         31141.80           20196.00       25620.90
   05/31/98    23184.30         30607.30           19950.00       25321.00
   06/30/98    23860.10         31849.60           20360.70       26171.70
   07/31/98    23454.70         31513.00           20084.50       25965.80
   08/31/98    20813.90         26960.10           18023.50       23087.50
   09/30/98    21572.90         28688.70           18746.60       24328.20
   10/31/98    22633.30         31018.70           19563.40       25818.50
   11/30/98    23589.80         32897.90           20322.20       27070.70
   12/31/98    24837.40         34792.40           21164.00       28319.70
   01/31/99    25929.00         36246.70           21583.70       29303.30
   02/28/99    25086.90         35120.40           20959.60       28485.40
   03/31/99    26095.40         36525.10           21503.50       29428.60
   04/30/99    26376.10         37939.60           22068.40       30366.30
   05/31/99    25933.90         37044.70           21662.70       29743.20
   06/30/99    27291.60         39094.90           22393.30       31062.70
   07/31/99    26756.80         37879.50           21973.50       30254.30
   08/31/99    26893.90         37692.00           21785.80       30132.60
   09/30/99    27140.80         36660.00           21538.80       29521.80
   10/31/99    28306.50         38978.80           22276.60       31050.30
   11/30/99    29294.00         39771.20           22644.30       31568.00
   12/31/99    31392.20         42110.30           23674.00       33067.30
   01/31/00    30761.40         39994.90           22931.20       31679.10
   02/29/00    31543.10         39238.60           23207.50       31250.90
   03/31/00    33751.10         43074.80           24420.40       33814.10
   04/30/00    32516.80         41779.30           23820.50       32960.80
   05/31/00    31441.70         40922.80           23356.10       32405.30
   06/30/00    33079.70         41930.70           23948.40       33169.50
   07/31/00    32730.90         41275.70           23765.80       32794.50
   08/31/00    34626.80         43838.10           24901.00       34539.60
   09/30/00    32837.00         41524.30           24064.90       33072.70
   10/31/00    32382.00         41347.90           23843.00       32997.10
   11/30/00    29651.90         38090.70           22548.30       30971.60
   12/31/00    29530.60         38277.60           23049.50       31198.00
   01/31/01    30698.50         39634.80           23514.70       32174.40
   02/28/01    28135.20         36023.10           22163.10       29879.10
   03/31/01    26148.30         33742.30           21144.70       28428.00
   04/30/01    27907.70         36362.40           22243.20       30109.80
   05/31/01    28056.30         36606.30           22410.70       30305.00
   06/30/01    27724.80         35715.70           22015.90       29750.00
   07/31/01    27463.10         35364.00           21857.90       29652.50
   08/31/01    26398.80         33152.30           21027.70       28284.50
   09/30/01    25421.70         30475.40           19761.30       26615.70
   10/31/01    26137.10         31056.90           20251.70       27121.20
   11/30/01    27515.50         33438.60           21157.70       28585.60
   12/31/01    27445.70         33731.70           21281.60       28738.70

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA FLEXIBLE PORTFOLIO INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF FLEXIBLE PORTFOLIO FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

THE BLENDED INDEX IS A HYPOTHETICAL INDEX COMPRISED OF 65% S&P 500 INDEX, 30% LEHMAN AGGREGATE BOND INDEX AND 5% 90-DAY TREASURY BILLS.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR ASSET ALLOCATION PORTFOLIO
        -----------------------------------
        Year Ended 12/31/01                                             (7.06)%
        Five Years Ended 12/31/01                                         9.46%
        Ten Years Ended 12/31/01                                         10.61%
        Inception (04/08/91) through 12/31/01                            11.18%
--------------------------------------------------------------------------------


* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

ENDEAVOR ENHANCED INDEX PORTFOLIO RETURNED -11.98% (NET OF FEES) FOR THE YEAR ENDED DECEMBER 31, 2001. THE S&P 500 RETURNED -11.88% DURING THIS TIME PERIOD.

MARKET ANALYSIS

The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while the equity markets hammered stocks for the second year in a row leaving the broad market in negative territory for two consecutive years for the first time in more than twenty-five years.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11 exacerbated investors' fears with a dramatic sell-off pushing market indices and volatility to levels not seen since the autumn of 1998.

The steep decline in all equity market indices when stock trading resumed after September 11 proved, however, to be the market bottom for the year. Investors began to respond positively to news of success in the U.S. military campaign against terrorists. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite returning 30% to close above pre-September 11 levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

A number of high profile events, some company specific, caused certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for
pharmaceuticals   companies,   and  the   cash   flow   crunch   affecting   the
telecommunications sector. More cyclical sectors, like retail and basic materials, which responded to the Federal Reserve's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

PERFORMANCE ANALYSIS

The turbulent equity markets of 2001 provided a challenging backdrop. The performance of the Endeavor Enhanced Index Portfolio was driven by robust stock selection throughout the portfolio as stock picking added value in 13 out of 19 sectors. At the sector level, security selection within Energy, Utilities and Health Services & Systems added significantly to performance over the year. An underweight position in Enron (-98.8%) was the largest contributor to performance over the year as the energy trader went from Wall Street darling to the largest bankruptcy in U.S. history in just over 12 months as the company's severe liquidity and legal problems became apparent. The decisions to overweight holdings in ChevronTexaco (6.3%) and Cendant (103.7%) also contributed strongly to performance. However, an overweight position in Providian Financial (93.4%) negatively impacted the portfolio as the marked deterioration in the sub-prime lending category post-September 11's terrorists attacks resulted in lower than expected fees and finance charges and larger than expected credit losses for the company.

MARKET OUTLOOK

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

J.P. Morgan Investment Management, Inc.

--------------------------------------------------------------------------------
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
                                       VS.
               S&P 500 INDEX AND LIPPER VA GROWTH & INCOME INDEX+
                      MAY 2, 1997 THROUGH DECEMBER 31, 2001

                              [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       ENDEAVOR ENHANCED INDEX PORTFOLIO*       S&P 500 STOCK INDEX*      LIPPER VA GROWTH & INCOME INDEX*
05/01/1997        $10000.00                          $10000.00                     $10000.00
05/31/1997         10700.00                           10611.40                      10587.50
06/30/1997         11190.00                           11083.10                      11017.50
07/31/1997         12120.00                           11964.80                      11761.10
08/31/1997         11500.00                           11295.00                      11246.70
09/30/1997         12010.00                           11913.20                      11815.30
10/31/1997         11630.00                           11515.80                      11396.60
11/30/1997         12130.00                           12048.50                      11809.20
12/31/1997         12290.00                           12255.20                      11965.80
01/31/1998         12470.00                           12390.60                      12026.10
02/28/1998         13370.00                           13283.80                      12800.40
03/31/1998         14060.00                           13963.50                      13404.80
04/30/1998         14270.00                           14106.50                      13457.40
05/31/1998         14109.00                           13864.30                      13173.20
06/30/1998         14601.10                           14427.10                      13387.90
07/31/1998         14490.60                           14274.60                      13049.50
08/31/1998         12391.80                           12212.30                      11176.30
09/30/1998         13195.20                           12995.30                      11841.10
10/31/1998         14269.70                           14050.70                      12774.50
11/30/1998         15243.80                           14901.90                      13398.50
12/31/1998         16147.50                           15760.10                      13976.10
01/31/1999         16699.80                           16418.90                      14210.30
02/28/1999         16087.30                           15908.60                      13794.10
03/31/1999         16723.90                           16545.00                      14232.30
04/30/1999         17724.10                           17185.70                      15081.40
05/31/1999         17377.60                           16780.30                      14868.90
06/30/1999         18281.10                           17709.00                      15526.00
07/31/1999         17661.20                           17158.50                      15058.90
08/31/1999         17577.20                           17073.50                      14793.80
09/30/1999         17062.40                           16606.00                      14257.00
10/31/1999         17955.40                           17656.40                      14841.20
11/30/1999         18239.10                           18015.30                      14950.60
12/31/1999         19079.60                           19074.90                      15599.10
01/31/2000         18018.50                           18116.70                      14884.60
02/29/2000         17566.70                           17774.10                      14523.10
03/31/2000         19373.80                           19511.80                      15780.50
04/30/2000         18711.90                           18925.00                      15500.40
05/31/2000         18230.90                           18537.00                      15422.20
06/30/2000         18702.70                           18993.50                      15338.70
07/31/2000         18410.70                           18696.80                      15216.20
08/31/2000         19556.40                           19857.50                      16175.10
09/30/2000         18343.30                           18809.50                      15669.00
10/31/2000         18377.00                           18729.50                      15760.20
11/30/2000         16849.30                           17254.10                      14685.60
12/31/2000         16995.30                           17338.80                      15204.80
01/31/01           17691.80                           17953.50                      15579.50
02/28/01           16018.10                           16317.60                      14590.10
03/31/01           14984.60                           15284.40                      13708.00
04/30/01           16254.00                           16471.20                      14716.60
05/31/01           16428.30                           16581.70                      14862.40
06/30/01           16044.10                           16178.30                      14462.20
07/31/01           15874.60                           16019.00                      14296.80
08/31/01           14846.50                           15017.20                      13501.60
09/30/01           13456.70                           13804.60                      12305.20
10/31/01           13750.50                           14068.00                      12543.20
11/30/01           14835.20                           15146.80                      13407.40
12/31/01           14959.50                           15279.60                      13582.60

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH & INCOME INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH AND INCOME FUNDS UNDERLYING 10 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR ENHANCED INDEX PORTFOLIO
        ---------------------------------
        Year Ended 12/31/01                                           (11.98)%
        Inception (05/02/97) through 12/31/01                            9.00%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                          ENDEAVOR HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

For the year ended December 31, 2001, the Portfolio provided a total return of 3.78%. This return includes the reinvestment of any dividends and capital gains distributions and compares to returns of 5.28% and 1.79%, respectively, for the portfolio benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper VA High Current Yield Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gain distributions and income dividends.

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of December, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By the end of the year, the market recovered most of its losses from September due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, has not kept pace with demand. While better quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong market as investors' risk tolerances seemed to increase due to high cash positions and attractive yields. Nevertheless, our greater exposure to lower-rated bonds relative to the Lehman Index was the primary reason for our underperformance versus the benchmark.

Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications and Adelphia Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

We've also added "BB" rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the Portfolio. Although travel related bonds registered some of the largest price declines following the September 11 attacks, the Portfolio was well-positioned in better-quality names, which have since recovered most of their initial losses.

In the healthcare sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade quality during the period, so we have since liquidated the position. However, the bonds appreciated significantly prior to and following the upgrade, which provided a lift to performance.

On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly overweighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly underweighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

As we enter 2002, we think that it is likely the high-yield market will remain volatile in the near term but, at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities, we think the market is fairly valued, and that the expectation for further defaults is already reflected in bond prices. According to our research, as the economy came out of its last recession, the spread on high yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If the current spread were to tighten to its historic average that would result in material price appreciation. Of course, past performance is no guarantee of future results, but at 12.25%, we believe that investors are being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

Massachusetts Financial Services Company

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. It is not possible to invest directly in an index. The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
                          ENDEAVOR HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          ENDEAVOR HIGH YIELD PORTFOLIO
                                       VS.
   LEHMAN BROTHERS HIGH YIELD BOND INDEX AND LIPPER VA HIGH YIELD BOND INDEX+
                     JUNE 1, 1998 THROUGH DECEMBER 31, 2001

                               [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               ENDEAVOR HIGH      LEHMAN HIGH       LIPPER VA HIGH
              YIELD PORTFOLIO*    YIELD INDEX*   CURRENT YIELD INDEX*
  06/01/1998     $10000.00        $10000.00            $10000.00
  06/30/1998       9987.00         10035.90             10000.60
  07/31/1998      10085.00         10093.00             10071.00
  08/31/1998       9396.70          9536.08              9313.55
  09/30/1998       9337.00          9579.30              9238.81
  10/31/1998       9140.00          9382.90              9026.98
  11/30/1998       9750.00          9772.23              9533.97
  12/31/1998       9690.00          9782.99              9490.50
  01/31/1999       9930.00          9928.33              9626.19
  02/28/1999       9930.00          9869.80              9573.75
  03/31/1999      10105.00          9963.89              9685.62
  04/30/1999      10260.00         10157.00              9912.48
  05/31/1999      10111.50         10019.50              9728.00
  06/30/1999      10060.70          9998.18              9716.34
  07/31/1999      10081.00         10038.30              9714.82
  08/31/1999       9989.57          9927.42              9599.21
  09/30/1999       9959.08          9855.94              9516.30
  10/31/1999       9979.40          9790.47              9461.85
  11/30/1999      10162.30          9904.81              9608.17
  12/31/1999      10253.80         10017.00              9723.21
  01/31/2000      10232.00          9973.74              9684.73
  02/29/2000      10353.90          9993.07              9756.61
  03/31/2000      10213.10          9782.99              9556.44
  04/30/2000      10264.00          9798.68              9508.46
  05/31/2000      10130.70          9698.20              9334.41
  06/30/2000      10334.60          9895.69              9550.71
  07/31/2000      10382.30          9971.19              9549.94
  08/31/2000      10409.70         10039.40              9593.20
  09/30/2000      10281.00          9951.67              9434.76
  10/31/2000       9948.28          9632.91              9101.10
  11/30/2000       9497.55          9251.42              8602.91
  12/31/2000       9722.91          9430.13              8771.86
  01/31/01        10399.00         10136.60              9321.77
  02/28/01        10495.60         10271.50              9365.67
  03/31/01        10248.80         10029.70              9083.36
  04/30/01        10184.40          9904.81              8954.19
  05/31/01        10272.20         10083.20              9037.99
  06/30/01         9977.42          9800.32              8767.15
  07/31/01        10068.10          9944.56              8812.05
  08/31/01        10147.50         10061.80              8857.59
  09/30/01         9501.23          9385.63              8268.86
  10/31/01         9841.37          9617.78              8468.71
  11/30/01        10158.80          9968.64              8718.98
  12/31/01        10090.80          9927.97              8668.31

+ THE LEHMAN BROTHERS HIGH YIELD BOND INDEX IS AN INDEX COMPOSED OF CURRENT HIGH YIELD BONDS.

THE LIPPER VA HIGH CURRENT YIELD INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF HIGH CURRENT YIELD FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR HIGH YIELD PORTFOLIO
        -----------------------------
        Year Ended 12/31/01                                               3.78%
        Inception (06/01/98) through 12/31/01                             0.25%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                         ENDEAVOR JANUS GROWTH PORTFOLIO
--------------------------------------------------------------------------------


Equity markets ended the year much as they began, with weak capital spending, dwindling corporate profits and sweeping job layoffs weighing on stocks across the board. A second-quarter rebound belied the fact that a number of companies, particularly those in technology and telecommunications, continued to struggle. A glut of excess inventory further fueled a negative outlook for near-term profits.

In hindsight, investors underestimated signs the economy was weakening. The September 11 attacks exacerbated the uncertainty, and what had started as an orderly retreat quickly became a market rout. The Federal Reserve, meanwhile, slashed interest rates to 40-year lows, and toward the end of the year, investor optimism for a recovery increased even as economists confirmed a recession. Although stocks advanced during the fourth quarter, these gains failed to offset earlier losses, and all three major market measures ended in the red for the second consecutive year. Against this tumultuous backdrop, the Portfolio declined, lagging its benchmark, the S&P 500.

Hindering our performance was Cisco Systems, the leading manufacturer of computer-networking equipment. As sales slumped amid a cooling economy and a slowdown in telecommunications spending, the firm added functionality to current products, lowered prices, reorganized top management and reevaluated its strategic objectives. What's more, Cisco has emerged as the leader in wireless LAN with its Aironet product that allows users to operate their laptop computers without being physically connected to a network. Orders are currently meeting expectations and the company is gaining market share, so we remain upbeat about Cisco's potential.

In technology, our position in Brocade proved a disappointment. However, despite suffering a fiscal fourth-quarter loss as customers trimmed purchases, the maker of data-storage switches reported it expected sales and revenues for the current quarter to be flat or to improve. While we believe Brocade's fundamentals are solid, the fact that its executives sold a substantial number of shares as the company announced a large debt offering raised a red flag for us.
Consequently, we plan to keep a close eye on Brocade.

AOL Time Warner also retreated as rumors the media and entertainment giant would buy AT&T Broadband worked against it. While AOL's advertising sales have slipped roughly 8% this year, subscription growth and free cash flow remain strong.

Turning in a strong positive performance was Internet auctioneer eBay. While mounting job losses forced many Americans to tighten their belts, eBay proved virtually immune to the economic slowdown, benefiting as shoppers sought out bargains using the site's fixed-price format. eBay has one of the most transparent business models of any company we have observed, which gives us great confidence that the auctioneer will handily beat revenue and earnings-per-share estimates for the upcoming quarter.

During the period, we sold or trimmed several holdings as they met our price targets, including Veritas Software and Nokia. Meanwhile, we initiated new positions in Oracle Software, Openwave Systems and McDATA Corporation.

Looking ahead, we believe low interest rates and inflation, proposed fiscal stimulus, and an already-enacted tax-cut package will help pave the way for robust economic and corporate earnings growth in 2002. Our prediction is that we will all be pleasantly surprised by how strongly the market has bounced back four quarters from now.

Janus Capital Corporation

--------------------------------------------------------------------------------
                         ENDEAVOR JANUS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                         ENDEAVOR JANUS GROWTH PORTFOLIO
                                       VS.
                    S&P 500 INDEX AND LIPPER VA GROWTH INDEX+
                      MAY 1, 1999 THROUGH DECEMBER 31, 2001

                              [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               ENDEAVOR JANUS        S&P 500          LIPPER VA
             GROWTH PORTFOLIO*     STOCK INDEX*     GROWTH INDEX*
   05/01/1999     $10000.00        $10000.00          $10000.00
   05/31/1999       9580.71          9764.12            9842.15
   06/30/1999      10266.20         10304.50           10450.30
   07/31/1999       9941.33          9984.17           10138.40
   08/31/1999      10010.00          9934.75            9965.79
   09/30/1999      10289.10          9662.73            9770.03
   10/31/1999      11187.80         10273.90           10331.10
   11/30/1999      12145.10         10482.80           10724.90
   12/31/1999      13647.70         11099.30           11749.30
   01/31/2000      13171.10         10541.70           11275.20
   02/29/2000      14414.70         10342.40           11844.90
   03/31/2000      15077.30         11353.50           12562.70
   04/30/2000      13888.10         11012.10           11883.10
   05/31/2000      12670.30         10786.30           11291.60
   06/30/2000      13394.40         11052.00           11911.80
   07/31/2000      12927.90         10879.30           11669.00
   08/31/2000      14187.20         11554.70           12614.20
   09/30/2000      13279.90         10944.90           11807.80
   10/31/2000      12388.40         10898.40           11396.20
   11/30/2000      10040.10         10039.80           10026.80
   12/31/2000       9636.52         10089.10           10194.00
     01/31/01      10508.00         10446.80           10551.10
     02/28/01       8152.55          9494.88            9202.05
     03/31/01       7195.19          8893.71            8371.21
     04/30/01       8451.63          9584.29            9221.72
     05/31/01       8339.79          9648.58            9199.59
     06/30/01       8051.55          9413.83            8947.75
     07/31/01       7321.46          9321.13            8613.26
     08/31/01       6518.20          8738.20            7954.14
     09/30/01       5455.98          8032.62            7117.26
     10/31/01       5896.38          8185.88            7397.46
     11/30/01       6775.71          8813.64            8035.33
     12/31/01       6869.35          8890.90            8106.27

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR JANUS GROWTH PORTFOLIO
        -------------------------------
        Year Ended 12/31/01                                            (28.72)%
        Inception (05/01/99) through 12/31/01                          (13.11)%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                         ENDEAVOR MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The Endeavor Money Market Portfolio finished the year ended December 31, 2001 with a total return of 3.7%, after management fees. The Portfolio outperformed its benchmarks -- Three Month T-Bills and the Lipper VA Flexible Index, for the year. In addition, since moving to Morgan Stanley in May 1998, the Portfolio has generated an annualized total return of 4.8%, outpacing the return of its benchmarks and significantly outperforming the relevant Lipper index.

The Endeavor Money Market Portfolio seeks current income and liquidity with a primary focus on preservation of capital. The Portfolio invests in U.S. Treasury and Federal Agency obligations, top-tier commercial paper (CP), as well as bank obligations such as certificates of deposit (CDs) and bank notes (BNs). Though the Portfolio may hold securities that are backed by the full faith and credit of the U.S. Government, the U.S. Government does not guarantee the shares of the Portfolio. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

Non-farm payrolls continued to plummet throughout the fourth quarter as a total of more than 700,000 jobs were lost in October and November. Industrial production has declined for thirteen of the past fourteen months ended November, and factory utilization decreased to 73.1%, its lowest level in 18 years. However, the index of leading economic indicators rose 0.5% in November and was up 0.1% in October, an early indication that the economy may be bottoming out.

Reacting to persistently weak manufacturing activity and deteriorating labor market conditions, the Federal Reserve lowered its federal funds target rate on three separate occasions for a total of 125 basis points for the quarter. This brings the total to eleven separate rate cuts totaling 475 basis points for the year. After the December 11 announcement, the Fed left its formal economic assessment as one that indicates risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future. We believe that the Fed is nearing the end of its current cycle of interest rate reductions.

On December 31, 2001, approximately 57% of the Portfolio was invested in high-quality commercial paper, 31% in Federal Agency obligations and the remaining 12% in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At quarter-end, the Portfolio's weighted average maturity was 30 days.

Throughout the fourth quarter, we maintained our high credit standards in the Portfolio by continuing to use a significant proportion of Federal Agency obligations, especially in the three month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to only those issuers which possess both top short-term credit ratings and relatively high long-term debt ratings.

Morgan Stanley Asset Management

--------------------------------------------------------------------------------
                            JENNISON GROWTH PORTFOLIO
--------------------------------------------------------------------------------


ECONOMIC OVERVIEW

This has been a very difficult market, the worst Jennison has experienced in more than a quarter century. Most equity asset classes suffered through the second year of declining equity markets. As things seemed to be stabilizing, the traumatic events of September 11 took place. The economy, essentially flat for over a year, was officially declared in recession as of March 2001. In making the announcement, National Bureau of Economic Research stated that this economic slowdown might not have been as severe a recession had the downturn following September 11 not occurred. Most significantly for equity investors, although this has been a very mild recession so far, it has been a very bad year for corporate profits. The decline in S&P 500 operating profits for 2001 on a percentage basis was the most severe since the depression in the 1930s.

We believe the terrorist attacks did not really change the economic trajectory; however, they made the economy a little weaker. We will probably experience a recovery that is modest by historical standards. Although profits should recover with the economy, we anticipate continued challenges to profitability on a company-by-company basis. Fortunately, as the year came to a close, the economy began showing some signs of stabilization and the equity market experienced a meaningful recovery since the decline after September 11. This provides an encouraging start to 2002.

Looking beyond the current picture, we see an attractive market environment taking shape. We expect the U. S. economy to be in recovery in 2002, moving toward annual growth rates of 3% later on in 2002 and 2003, with inflation likely to remain modest. In all likelihood, Europe and Asia will also begin to recover aided by the U.S. recovery.

ANNUAL REVIEW

For the year ended December 31, 2001 large-cap growth indices were down as a result of a troubled economy that downshifted to an outright recession. The Jennison Growth Portfolio returned -18.54%, compared to the Lipper VA Growth Index average return of -20.48% and S&P 500 return of -11.88%. The Portfolio saw declines during this period from holdings in almost every economic sector, though pockets of strength appeared in stock picks. Among individual holdings, strong performers included Microsoft, Dell, IBM and Johnson & Johnson. Two of the Portfolio's top contributors -- Microsoft and Dell -- both announced that second and third quarter earnings were in line with expectations and expressed confidence in continuing to increase market share in 2002. The Portfolio was also aided by its healthcare holdings, in particular, Johnson & Johnson and Abbott. Both companies had high quality earnings and revenue growth that met expectations over the second and third quarters, and both reaffirmed their fourth-quarter guidance. We expect their earnings growth to continue given their attractive new product pipelines. On the downside, we were hurt by some of our technology holdings, among them, Nokia and EMC. Nokia was down year-to-date with sales bottoming out and expected to be flat in the fourth quarter as well. However, our confidence in the stock paid off as Nokia was among the Portfolio's top ten performers for the fourth quarter.

PORTFOLIO OUTLOOK

Large cap growth stocks have experienced their biggest bear market since the early 1970's. We believe overall prospects for growth stocks are improving as we see corporate profits recovering sometime in 2002 and valuations at more reasonable levels.

Most recently, our overall strategy has been to gradually move toward increasing our weightings in the more volatile, economically sensitive stocks while simultaneously maintaining an exposure to the less economically sensitive stocks that we believe have attractive growth prospects. Our emphasis remains focused on growth stocks possessing strong balance sheets and sizeable cash flows. We believe that there are a number of interesting areas for investing going forward. We believe that the information technology sector may have a more normal recovery with some industries within this sector moving ahead of others with superior results. We also believe that some of the larger financial services companies have an attractive outlook. The challenge going forward centers on recovering fundamentals, and identifying companies with greater visibility in revenue, earnings, and cash flow growth and valuations. We will continue to invest the Portfolio on a stock-specific basis, combining in-depth bottom-up research with a keen attention to companies we believe have the characteristics and infrastructure to allow them to grow faster than the market over the next one to three years and are reasonably valued.

Jennison Associates, LLC

--------------------------------------------------------------------------------
                            JENNISON GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                            JENNISON GROWTH PORTFOLIO
                                       VS.
                    S&P 500 INDEX AND LIPPER VA GROWTH INDEX+
                   NOVEMBER 18, 1996 THROUGH DECEMBER 31, 2001

                               [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              JENNISON GROWTH PORTFOLIO*           S&P 500 STOCK INDEX*                 LIPPER VA GROWTH INDEX*
11/18/1996            $10000.00                          $10000.00                            $10000.00
12/31/1996             10060.00                            9801.91                             10452.70
01/31/1997             10290.00                           10414.00                             11001.90
02/28/1997             10170.00                           10495.70                             10861.90
03/31/1997             10020.00                           10065.30                             10330.90
04/30/1997             10290.00                           10665.60                             10762.00
05/31/1997             10630.00                           11317.70                             11511.00
06/30/1997             11021.00                           11820.80                             11953.10
07/31/1997             11651.10                           12761.10                             12976.90
08/31/1997             11271.10                           12046.80                             12475.10
09/30/1997             11651.10                           12706.20                             13167.30
10/31/1997             11451.10                           12282.30                             12672.20
11/30/1997             11711.10                           12850.40                             12904.20
12/31/1997             11751.10                           13070.90                             13114.10
01/31/1998             11851.10                           13215.40                             13171.70
02/28/1998             12391.20                           14168.00                             14149.80
03/31/1998             12741.20                           14892.90                             14833.10
04/30/1998             12841.20                           15045.40                             15024.70
05/31/1998             12683.20                           14787.20                             14614.90
06/30/1998             12855.10                           15387.40                             15227.50
07/31/1998             12379.80                           15224.70                             15003.30
08/31/1998             10539.00                           13025.10                             12499.40
09/30/1998             11075.00                           13860.20                             13195.80
10/31/1998             11874.10                           14985.90                             14168.10
11/30/1998             12339.30                           15893.80                             15041.90
12/31/1998             12359.50                           16809.10                             16246.00
01/31/1999             12066.20                           17511.70                             16889.70
02/28/1999             12015.70                           16967.50                             16175.00
03/31/1999             12297.80                           17646.20                             16803.50
04/30/1999             13371.00                           18329.60                             17392.20
05/31/1999             12889.90                           17897.20                             17117.60
06/30/1999             13240.50                           18887.80                             18175.40
07/31/1999             12817.70                           18300.60                             17632.90
08/31/1999             12436.10                           18210.00                             17332.70
09/30/1999             12436.10                           17711.40                             16992.20
10/31/1999             13178.60                           18831.70                             17968.00
11/30/1999             13044.50                           19214.50                             18652.90
12/31/1999             12951.70                           20344.60                             20434.50
01/31/2000             12714.60                           19322.50                             19610.00
02/29/2000             11776.20                           18957.20                             20600.90
03/31/2000             12735.20                           20810.50                             21849.20
04/30/2000             12797.00                           20184.60                             20667.30
05/31/2000             12986.40                           19770.80                             19638.50
06/30/2000             12586.10                           20257.80                             20717.30
07/31/2000             12430.50                           19941.30                             20294.90
08/31/2000             12941.90                           21179.30                             21938.80
09/30/2000             13119.80                           20061.40                             20536.40
10/31/2000             13175.40                           19976.20                             19820.50
11/30/2000             11318.60                           18402.60                             17438.90
12/31/2000             11452.00                           18492.80                             17729.70
1/31/01                12096.90                           19148.60                             18350.80
2/28/01                10284.60                           17403.70                             16004.40
3/31/01                 9550.77                           16301.80                             14559.40
4/30/01                10440.20                           17567.60                             16038.60
5/31/01                10450.50                           17685.40                             16000.10
6/30/01                 9951.78                           17255.20                             15562.10
7/31/01                 9702.42                           17085.20                             14980.30
8/31/01                 8874.99                           16016.70                             13834.00
9/30/01                 8024.90                           14723.40                             12378.50
10/31/01                8444.28                           15004.40                             12865.80
11/30/01                9294.37                           16155.00                             13975.20
12/31/01                9328.38                           16296.60                             14098.60

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        JENNISON GROWTH PORTFOLIO
        -------------------------
        Year Ended 12/31/01                                            (18.54)%
        Five Years Ended 12/31/01                                       (1.50)%
        Inception (11/18/96) through 12/31/01                           (1.35)%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


Stocks limped across the finish line in 2001. The major market indices inched higher in December, continuing the rally that began two weeks after the terrorist attacks on September 11, although the rally ran out of steam at year-end. From their September troughs, the S&P 500 climbed 19% through the end of the year, the Dow Jones Industrial Average rose 22%, and the Nasdaq Composite surged 37%. The picture was different for the year overall. The S&P 500 and Nasdaq Composite concluded their worst two-year performances in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-8. The Portfolio, however, outpaced the indices and managed a slight gain for the year.

MARKET ENVIRONMENT

Alan Greenspan and his confederates at the Federal Reserve (the "Fed") dominated the economic headlines throughout the year. The Fed lowered key short-term interest rates 11 times in one of the most aggressive rate-cutting campaigns in its history as it tried to lift the economy out of recession. While the tragic events of September unnerved global economies and financial markets, many economists believe that sizable doses of monetary and fiscal stimulus should help ensure stronger economic activity in 2002.

Indeed, signs emerged at the end of the year that the worst of the economic downturn may be behind us -- at least in the U.S. The Conference Board's index of consumer sentiment surged in December, its first rise in six months and the largest in three years. Rising confidence in the economy suggests that consumers believe the worst of the recession could be over.

Supporting this view are the data for manufacturing activity in December, showing a transition from recession to recovery. New orders were up 6.1 percentage points to 54.9%, employment rose 4.8 percentage points to 40.5%, and production advanced 3.5 percentage points to 50.6%; together, the three indicators account for 75% of the index. While manufacturing remains in recession, the latest figures are consistent with 2% real GDP growth.

PERFORMANCE

The Portfolio posted a slight single-digit gain for the year, well ahead of the pace for similarly managed funds. At the end of the year, financial stocks composed the largest segment in the Portfolio at 20% of net assets, followed by industrials at 17%, consumer discretionary stocks at 13%, and energy at 11%. ChevronTexaco, ExxonMobil, Honeywell International, BP, and Union Pacific were our top five holdings.

The major positive contributors to results over the year were Southern Company, Lockheed Martin, Microsoft, and H&R Block, while Unicom, Mirant, Hercules, and SBC Communications led the list of laggards. We eliminated Heinz, Intel, and AT&T Wireless Group from the Portfolio during the final months of trading, and added Qwest Communications International, Textron, and McGraw-Hill.

OUTLOOK

Looking ahead to 2002, we are looking for a pickup in economic activity by mid-year. The Fed appears willing to ease further if necessary, and the fiscal stimulus engendered by recent and future tax cuts should boost economic results in the year ahead. We anticipate gains in the market overall, and we are bullish about the prospects for the equity income sectors in which we invest. However, because of the sharp recovery in most markets during the fourth quarter, the gains are likely to be modest until the corporate earnings environment comes into better focus later in 2002.

T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
                                       VS.
                S&P 500 INDEX AND LIPPER VA EQUITY INCOME INDEX+
                    JANUARY 3, 1995 THROUGH DECEMBER 31, 2001

                              [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       T. ROWE PRICE EQUITY INCOME PORTFOLIO*             S&P 500 STOCK INDEX*     LIPPER VA EQUITY INCOME INDEX*
01/03/1995           $10000.00                                  $10000.00                   $10000.00
01/31/1995            10010.00                                   10259.10                    10000.00
02/28/1995            10370.00                                   10658.60                    10000.00
03/31/1995            10560.00                                   10972.60                    10000.00
04/30/1995            10800.00                                   11295.50                    10000.00
05/31/1995            11150.00                                   11746.20                    10000.00
06/30/1995            11230.00                                   12018.60                    10000.00
07/31/1995            11450.00                                   12417.00                    10000.00
08/31/1995            11620.00                                   12448.00                    10000.00
09/30/1995            12060.00                                   12973.00                    10000.00
10/31/1995            12160.00                                   12926.60                    10000.00
11/30/1995            12640.00                                   13493.50                    10000.00
12/31/1995            13050.00                                   13753.40                    10000.00
01/31/1996            13430.00                                   14220.90                    10256.60
02/29/1996            13470.00                                   14353.20                    10330.80
03/31/1996            13660.00                                   14491.40                    10469.00
04/30/1996            13750.00                                   14704.90                    10583.70
05/31/1996            13977.90                                   15083.50                    10712.90
06/30/1996            14068.80                                   15141.00                    10713.80
07/31/1996            13674.90                                   14472.40                    10293.60
08/31/1996            13977.90                                   14778.10                    10521.80
09/30/1996            14553.60                                   15609.10                    10922.10
10/31/1996            14886.90                                   16039.50                    11161.30
11/30/1996            15735.20                                   17250.80                    11852.40
12/31/1996            15644.30                                   16909.10                    11748.00
01/31/1997            16058.40                                   17964.90                    12228.90
02/28/1997            16442.20                                   18106.00                    12362.80
03/31/1997            16098.80                                   17363.40                    11964.90
04/30/1997            16482.60                                   18399.00                    12362.70
05/31/1997            17260.30                                   19523.90                    13118.70
06/30/1997            17909.50                                   20391.90                    13676.50
07/31/1997            18936.80                                   22014.00                    14641.80
08/31/1997            18438.70                                   20781.70                    14086.40
09/30/1997            19299.90                                   21919.20                    14869.00
10/31/1997            18791.50                                   21188.00                    14362.90
11/30/1997            19486.70                                   22168.00                    14813.00
12/31/1997            20067.80                                   22548.40                    15064.00
01/31/1998            19901.70                                   22797.60                    15080.50
02/28/1998            20887.50                                   24440.90                    15916.50
03/31/1998            21862.90                                   25691.50                    16693.00
04/30/1998            21686.50                                   25954.60                    16697.80
05/31/1998            21333.70                                   25509.00                    16429.80
06/30/1998            21268.30                                   26544.50                    16570.20
07/31/1998            20658.10                                   26263.90                    16091.40
08/31/1998            18675.10                                   22469.40                    13913.50
09/30/1998            19666.60                                   23910.00                    14719.50
10/31/1998            20854.30                                   25851.90                    15687.30
11/30/1998            21693.20                                   27418.10                    16325.90
12/31/1998            21834.90                                   28997.00                    16728.80
01/31/1999            21257.40                                   30209.10                    16706.00
02/28/1999            21083.10                                   29270.40                    16457.50
03/31/1999            21637.70                                   30441.20                    16950.90
04/30/1999            24035.80                                   31620.00                    18297.20
05/31/1999            23866.70                                   30874.10                    17812.80
06/30/1999            24527.00                                   32582.90                    18420.30
07/31/1999            24005.70                                   31570.00                    17833.40
08/31/1999            23264.20                                   31413.70                    17374.70
09/30/1999            22406.80                                   30553.50                    16774.10
10/31/1999            23148.30                                   32486.20                    17352.60
11/30/1999            22754.40                                   33146.50                    17281.70
12/31/1999            22592.20                                   35096.10                    17634.50
01/31/2000            21422.10                                   33332.90                    16801.60
02/29/2000            19707.40                                   32702.60                    15805.50
03/31/2000            21966.60                                   35899.80                    17357.70
04/30/2000            22117.20                                   34820.10                    17223.40
05/31/2000            23098.90                                   34106.30                    17485.90
06/30/2000            21890.00                                   34946.30                    17087.00
07/31/2000            22150.00                                   34400.40                    17253.80
08/31/2000            23163.90                                   36536.00                    18259.50
09/30/2000            23293.90                                   34607.60                    18313.40
10/31/2000            24424.80                                   34460.60                    18832.20
11/30/2000            24190.80                                   31745.90                    18134.50
12/31/2000            25373.70                                   31901.70                    19109.00
01/31/01              25750.60                                   33032.80                    19280.70
02/28/01              25373.70                                   30022.80                    18657.90
03/31/01              24736.70                                   28121.90                    17877.50
04/30/01              25815.60                                   30305.50                    18822.40
05/31/01              26655.20                                   30508.80                    19145.10
06/30/01              26125.00                                   29766.50                    18599.10
07/31/01              26325.60                                   29473.40                    18536.80
08/31/01              25895.70                                   27630.20                    17869.20
09/30/01              24061.40                                   25399.10                    16620.80
10/31/01              24032.70                                   25883.80                    16688.70
11/30/01              25465.80                                   27868.70                    17636.70
12/31/01              25924.40                                   28113.00                    17901.00

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA EQUITY INCOME INDEX MEASURES THE TOTAL RETURNS EARNED BY 10 VARIABLE ANNUITIES INVESTING IN EQUITY INCOME FUNDS.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        T. ROWE PRICE EQUITY INCOME PORTFOLIO
        -------------------------------------
        Year Ended 12/31/01                                               2.17%
        Five Years Ended 12/31/01                                        10.63%
        Inception (01/03/95) through 12/31/01                            14.58%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

Over the past six months, your Portfolio lost 2.59%, which was better than the 5.56% decline for the S&P 500 Index, and well ahead of the 9.07% loss for the Lipper VA Growth Index. Over 12 months, your portfolio fell 10.04%, versus an 11.88% loss for the S&P 500 Stock Index, and a 21.88% drubbing for the Lipper average. While we are never happy to report negative returns, we are enthusiastic over recent improvements to our long-term record versus the S&P 500 Index and the Lipper peer group.

Our outperformance in the last six months was driven by stock selection. For the 12-month period, technology and telecom stocks detracted from performance while healthcare providers and data processing companies added to our gains.

MARKET ENVIRONMENT

The terrorist attacks, and the personal devastation that followed, were turning points in the market over the last six months. However, the market's reaction was much different than generally expected, further supporting our long-term, gradualist approach to managing money.

Even as the economy weakened, economically sensitive stocks showed a strong rally after bottoming on September 21. The rationale for this movement was that fears regarding the corporate effects of the tragedy very quickly became reality, and the sudden drop in fundamentals created a floor from which business could improve. Investors began to discount this expected improvement rapidly as lowered interest rates and liquidity moved the market higher. By the end of the year, while still in the midst of a poor economy, the market acted as though it was certain of a recovery and only slightly unsure of its timing.

After taking a back seat to value for the prior nine months, most growth indices posted significantly larger gains than their value counterparts during the fourth quarter. Aggressive growth stocks in technology, media, and retail sectors led the charge, while the pharmaceutical and energy sectors were somewhat muted.

PORTFOLIO HIGHLIGHTS

Our sector allocations remained relatively unchanged over the last 6- and 12-month periods. Overweighted positions in the consumer discretionary sector aided our performance. At the same time, underweighting telecommunications services was also beneficial over 12 months and mixed for the last 6 months.

Holding data processing companies, such as First Data, and healthcare service companies, such as UnitedHealth Group, helped the Portfolio. As lower mortgage rates and gas prices improved for the consumer, retail stocks also performed well. Firms, like Target, experienced gains as consumers shifted their spending habits to more value-conscious stores rather than large department stores.

On the downside, software stocks had a difficult year, and media holdings declined more than the general market. However, like technology stocks, a strong finish at the end of the year kept returns from being much worse.

Most of our Portfolio changes through the last six months attempted to increase economic sensitivity. As we began to feel that valuations were low enough, we added to industrials like Tyco International, and other firms that could benefit from the recovery. In addition, we trimmed several more defensive names, including Philip Morris, in favor of faster growing companies in their sectors.

OUTLOOK

We are generally optimistic that the economy and the markets will be stronger in 2002. What keeps us from a greater enthusiasm is the fact that consumer spending remained relatively strong during the downturn and therefore we expect a more modest recovery than normal. In addition, capital spending was stronger than expected in the late 1990s, before its recent downturn, and could be slower to recover.

T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
                                       VS.
                    S&P 500 INDEX AND LIPPER VA GROWTH INDEX+
                    JANUARY 3, 1995 THROUGH DECEMBER 31, 2001

                               [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


        T. ROWE PRICE GROWTH STOCK PORTFOLIO*                    S&P 500 STOCK INDEX*             LIPPER VA GROWTH INDEX*
01/03/1995        $10000.00                                           $10000.00                        $10000.00
01/31/1995         10010.00                                            10259.10                         10089.10
02/28/1995         10610.00                                            10658.60                         10457.20
03/31/1995         11380.00                                            10972.60                         10738.60
04/30/1995         11510.00                                            11295.50                         11006.60
05/31/1995         11760.00                                            11746.20                         11355.30
06/30/1995         12210.00                                            12018.60                         11761.20
07/31/1995         12630.00                                            12417.00                         12284.10
08/31/1995         12680.00                                            12448.00                         12375.90
09/30/1995         13080.00                                            12973.00                         12789.60
10/31/1995         13050.00                                            12926.60                         12636.80
11/30/1995         13460.00                                            13493.50                         13122.90
12/31/1995         13720.00                                            13753.40                         13148.70
01/31/1996         14080.00                                            14220.90                         13457.50
02/29/1996         14260.00                                            14353.20                         13706.70
03/31/1996         14310.00                                            14491.40                         13786.80
04/30/1996         14700.00                                            14704.90                         14153.50
05/31/1996         14860.20                                            15083.50                         14476.10
06/30/1996         14809.30                                            15141.00                         14320.40
07/31/1996         14148.20                                            14472.40                         13452.10
08/31/1996         14707.60                                            14778.10                         13925.10
09/30/1996         15501.00                                            15609.10                         14736.70
10/31/1996         15643.40                                            16039.50                         14880.10
11/30/1996         16660.50                                            17250.80                         15827.60
12/31/1996         16569.00                                            16909.10                         15553.70
01/31/1997         17158.90                                            17964.90                         16370.90
02/28/1997         17199.60                                            18106.00                         16162.60
03/31/1997         16538.50                                            17363.40                         15372.40
04/30/1997         17219.90                                            18399.00                         16014.00
05/31/1997         18450.70                                            19523.90                         17128.50
06/30/1997         19355.10                                            20391.90                         17786.40
07/31/1997         20646.80                                            22014.00                         19309.80
08/31/1997         19590.90                                            20781.70                         18563.10
09/30/1997         20677.50                                            21919.20                         19593.10
10/31/1997         20103.40                                            21188.00                         18856.40
11/30/1997         20821.00                                            22168.00                         19201.50
12/31/1997         21302.90                                            22548.40                         19513.90
01/31/1998         21702.70                                            22797.60                         19599.60
02/28/1998         23476.20                                            24440.90                         21055.10
03/31/1998         24644.90                                            25691.50                         22071.80
04/30/1998         24788.40                                            25954.60                         22356.80
05/31/1998         24155.90                                            25509.00                         21747.20
06/30/1998         25000.30                                            26544.50                         22658.70
07/31/1998         24807.90                                            26263.90                         22325.00
08/31/1998         21002.80                                            22469.40                         18599.20
09/30/1998         22217.80                                            23910.00                         19635.50
10/31/1998         24070.10                                            25851.90                         21082.20
11/30/1998         25537.00                                            27418.10                         22382.50
12/31/1998         27410.80                                            28997.00                         24174.10
01/31/1999         27764.20                                            30209.10                         25132.10
02/28/1999         27036.10                                            29270.40                         24068.50
03/31/1999         28023.30                                            30441.20                         25003.80
04/30/1999         28952.70                                            31620.00                         25879.70
05/31/1999         28133.50                                            30874.10                         25471.20
06/30/1999         29613.60                                            32582.90                         27045.10
07/31/1999         28727.80                                            31570.00                         26237.90
08/31/1999         28471.50                                            31413.70                         25791.20
09/30/1999         27923.70                                            30553.50                         25284.50
10/31/1999         29671.80                                            32486.20                         26736.50
11/30/1999         30825.60                                            33146.50                         27755.60
12/31/1999         33494.40                                            35096.10                         30406.80
01/31/2000         32305.70                                            33332.90                         29179.90
02/29/2000         33552.70                                            32702.60                         30654.30
03/31/2000         36303.10                                            35899.80                         32511.90
04/30/2000         35009.50                                            34820.10                         30753.20
05/31/2000         33818.90                                            34106.30                         29222.20
06/30/2000         36134.20                                            34946.30                         30827.50
07/31/2000         35639.90                                            34400.40                         30199.00
08/31/2000         38384.40                                            36536.00                         32645.10
09/30/2000         36472.30                                            34607.60                         30558.30
10/31/2000         35978.10                                            34460.60                         29493.00
11/30/2000         32362.00                                            31745.90                         25949.20
12/31/2000         33324.60                                            31901.70                         26381.90
01/31/01           34378.20                                            33032.80                         27306.10
02/28/01           30983.30                                            30022.80                         23814.60
03/31/01           28316.80                                            28121.90                         21664.50
04/30/01           31347.50                                            30305.50                         23865.50
05/31/01           31587.30                                            30508.80                         23808.30
06/30/01           30775.00                                            29766.50                         23156.50
07/31/01           30208.00                                            29473.40                         22290.90
08/31/01           28246.20                                            27630.20                         20585.10
09/30/01           26223.20                                            25399.10                         18419.30
10/31/01           27234.70                                            25883.80                         19144.40
11/30/01           29395.70                                            27868.70                         20795.20
12/31/01           29978.10                                            28113.00                         20978.80

+ THE S&P 500 INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        T. ROWE PRICE GROWTH STOCK PORTFOLIO
        ------------------------------------
        Year Ended 12/31/01                                           (10.04)%
        Five Years Ended 12/31/01                                       12.59%
        Inception (01/03/95) through 12/31/01                           16.99%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

Fourth-quarter results for international stock markets were solid, with most major markets except Japan posting double-digit gains. As a result, the Portfolio ended 2001 on a high note, providing a strong return in the final quarter that far exceeded that of the MSCI EAFE benchmark.

In the final months of trading, the Portfolio was able to make up some lost ground against the benchmark by underweighting Japan, which did poorly, and overweighting the stronger markets of South Korea, Taiwan, Sweden, and Brazil. Successful stock selection in the Netherlands and Switzerland benefited the Portfolio in November, while our holdings in France, the U.K., and Italy overcame disappointing stock returns in Japan in December. Emerging markets in general notched gains two-to-three times larger than the average established market. Nonetheless, full-year results remained in the red (-22.96%), exacerbated by a strong U.S. dollar.

MARKET ENVIRONMENT

Alan Greenspan and his confederates at the U.S. Federal Reserve (the "Fed") continued to dominate international economic headlines. The Fed lowered key short-term interest rates again in the fourth quarter, extending one of the most aggressive rate-cutting campaigns in its history as it tried to lift the U.S. economy out of recession. While the tragic events of September unnerved global economies and financial markets, many economists believe that sizable doses of monetary and fiscal stimulus should help ensure stronger U.S. economic activity in 2002, which should serve as a catalyst for international economies.

Indeed, signs emerged at the end of the year that the worst of the economic downturn may be behind us -- at least in the U.S. Internationally, Europe is probably in the best shape in that the consumer has been less extended than in the U.S. and is less exposed to equity markets. The arrival of the euro as the official currency throughout most of Europe could help bolster it against the powerful U.S. greenback.

Much of what happens in Japan depends on the ability of the government to, finally, implement much-needed economic reforms. In Latin America, the Argentine crisis has not led to any immediate fallout as Argentina's slow-motion disintegration gave Latin American and emerging market countries plenty of time to prepare.

OUTLOOK

A combination of monetary easing and tax-reductions in the U.S. should help stimulate economic growth worldwide, leading to positive stock market results in 2002. We expect these results to be moderate, however, until the corporate earnings picture comes more clearly into focus later this year.

T. Rowe Price International, Inc.

--------------------------------------------------------------------------------
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                                DECEMBER 31, 2001
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                                       VS.
               MSCI EAFE INDEX AND LIPPER VA INTERNATIONAL INDEX+
                    MARCH 24, 1995 THROUGH DECEMBER 31, 2001

                              [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


          T. ROWE PRICE INTERNATIONAL   MORGAN STANLEY CAPITAL                LIPPER VA
               STOCK PORTFOLIO*        INTERNATIONAL EAFE INDEX*        INTERNATIONAL INDEX*
03/24/1995         $10000.00                $10000.00                         $10000.00
04/30/1995          10276.00                 10376.10                          10340.30
05/31/1995          10321.30                 10252.40                          10379.80
06/30/1995          10276.00                 10072.60                          10378.10
07/31/1995          10837.40                 10699.70                          10932.80
08/31/1995          10583.90                 10291.50                          10721.00
09/30/1995          10728.70                 10492.50                          10873.10
10/31/1995          10565.80                 10210.50                          10643.70
11/30/1995          10656.30                 10494.60                          10771.40
12/31/1995          11036.60                 10917.40                          11056.30
01/31/1996          11335.30                 10962.20                          11253.80
02/29/1996          11407.80                 10999.30                          11317.60
03/31/1996          11616.00                 11232.90                          11434.50
04/30/1996          11969.10                 11559.50                          11773.10
05/31/1996          11933.60                 11346.70                          11791.60
06/30/1996          12079.50                 11410.60                          11821.00
07/31/1996          11678.30                 11077.10                          11378.10
08/31/1996          11860.70                 11101.40                          11525.20
09/30/1996          12125.00                 11396.30                          11718.50
10/31/1996          12070.40                 11279.70                          11627.70
11/30/1996          12617.40                 11728.50                          12137.90
12/31/1996          12717.60                 11577.60                          12227.30
01/31/1997          12580.90                 11172.40                          12207.90
02/28/1997          12754.10                 11355.10                          12359.20
03/31/1997          12708.50                 11396.20                          12403.10
04/30/1997          12781.50                 11456.70                          12433.60
05/31/1997          13592.80                 12202.30                          13136.30
06/30/1997          14178.70                 12875.20                          13749.20
07/31/1997          14536.60                 13083.50                          14155.60
08/31/1997          13215.10                 12106.30                          13096.40
09/30/1997          14068.60                 12784.50                          13947.90
10/31/1997          12976.50                 11801.80                          12884.50
11/30/1997          12958.10                 11681.50                          12781.60
12/31/1997          13049.90                 11783.40                          12893.00
01/31/1998          13453.70                 12322.30                          13191.50
02/28/1998          14298.00                 13113.00                          14064.60
03/31/1998          14784.40                 13516.80                          14798.70
04/30/1998          14922.00                 13623.80                          15017.00
05/31/1998          14822.90                 13557.60                          15009.90
06/30/1998          14822.90                 13660.30                          14923.20
07/31/1998          14981.10                 13798.80                          15103.50
08/31/1998          13073.60                 12089.20                          12946.80
09/30/1998          12720.00                 11718.60                          12477.40
10/31/1998          13864.50                 12940.20                          13445.00
11/30/1998          14562.40                 13603.10                          14138.00
12/31/1998          15064.90                 14139.70                          14485.20
01/31/1999          14878.80                 14098.00                          14598.10
02/28/1999          14608.90                 13762.00                          14281.10
03/31/1999          15248.20                 14336.50                          14828.00
04/30/1999          15818.60                 14917.30                          15589.90
05/31/1999          15078.40                 14149.10                          14883.00
06/30/1999          15632.20                 14700.80                          15633.10
07/31/1999          15947.40                 15137.70                          15972.50
08/31/1999          16100.10                 15193.00                          16026.80
09/30/1999          16176.50                 15345.90                          16034.40
10/31/1999          16663.50                 15920.70                          16596.20
11/30/1999          17780.80                 16473.90                          17764.30
12/31/1999          19939.00                 17952.40                          19795.80
01/31/2000          18716.70                 16811.80                          18624.00
02/29/2000          19709.80                 17264.30                          19643.50
03/31/2000          19872.10                 17933.50                          19827.80
04/30/2000          18688.00                 16989.80                          18603.70
05/31/2000          18028.20                 16574.90                          17992.60
06/30/2000          18952.20                 17223.10                          18814.50
07/31/2000          18275.30                 16501.00                          18240.20
08/31/2000          18662.10                 16644.20                          18521.40
09/30/2000          17426.60                 15833.80                          17442.00
10/31/2000          16739.00                 15459.80                          16788.60
11/30/2000          15815.00                 14880.00                          16105.90
12/31/2000          16298.50                 15408.90                          16662.80
1/31/01             16416.70                 15401.00                          16701.00
2/28/01             14934.00                 14246.40                          15446.40
3/31/01             13784.40                 13296.70                          14302.20
4/30/01             14858.80                 14220.70                          15261.00
5/31/01             14243.00                 13718.80                          14834.10
6/30/01             13612.40                 13157.80                          14317.80
7/31/01             13269.70                 12918.40                          13831.80
8/31/01             12899.60                 12591.00                          13403.40
9/30/01             11515.00                 11315.70                          12047.50
10/31/01            11844.00                 11605.50                          12339.10
11/30/01            12296.40                 12033.40                          12846.20
12/31/01            12556.90                 12104.80                          13073.20

+ THE MSCI EAFE INDEX IS A COMPOSITE PORTFOLIO CONSISTING OF EQUITY TOTAL RETURNS FOR THE COUNTRIES OF EUROPE, AUSTRALIA, NEW ZEALAND AND COUNTRIES OF THE FAR EAST, WEIGHTED BASED ON EACH COUNTRY'S GROSS DOMESTIC PRODUCT.

THE LIPPER VA INTERNATIONAL INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF INTERNATIONAL FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.





NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
        -------------------------------------------
        Year Ended 12/31/01                                         (22.96)%
        Five Years Ended 12/31/01                                    (0.25)%
        Inception (03/24/95) through 12/31/01                          3.42%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                 CAPITAL GUARDIAN GLOBAL PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 94.8%
   ADVERTISING -- 0.1%
      4,100   JC Decaux S.A.+................  $    45,814
                                               -----------

   AEROSPACE AND DEFENSE -- 1.3%
     20,800   BAE Systems Plc................       93,694
      4,300   Raytheon Company...............      139,621
      5,000   United Technologies Corporation      323,150
                                               -----------
                                                   556,465
                                               -----------

   AUTO & TRUCKS -- 3.4%
      3,100   Bayerische Motoren Werke
                (BMW) AG.....................      108,061
      8,700   DaimlerChrysler AG.............      369,014
      3,000   General Motors Corporation.....      145,800
      2,300   Magna International, Inc., Class A   145,672
     52,000   Mitsubishi Motors Corporation+.       88,082
      3,300   Navistar International Corporation+  130,350
     49,000   Nissan Motor Company, Ltd......      259,843
      2,300   Renault SA.....................       81,116
     16,000   Suzuki Motor Corporation.......      175,065
                                               -----------
                                                 1,503,003
                                               -----------

   BANKING AND FINANCE -- 5.5%
      2,145   ABN AMRO Holding NV............       34,549
      1,400   ACOM Company, Ltd..............      102,014
      1,700   AmeriCredit Corporation+.......       53,635
      5,400   Bank of America Corporation....      339,930
      7,500   FleetBoston Financial Corporation    273,750
      1,200   Goldman Sachs Group, Inc.......      111,300
      5,100   J.P. Morgan Chase & Company....      185,385
          8   UFJ Holdings, Inc.+**..........       17,641
  5,000,000   UFJ International Finance Trust       18,312
      7,000   Wachovia Corporation...........      219,520
     24,600   Washington Mutual, Inc.........      804,420
      6,100   Wells Fargo & Company..........      265,045
                                               -----------
                                                 2,425,501
                                               -----------

   BREWERY -- 0.8%
      2,600   Anheuser-Busch Companies, Inc..      117,546
      6,750   Heineken NV....................      255,968
                                               -----------
                                                   373,514
                                               -----------

   BROADCAST, RADIO & TV -- 2.3%
     10,350   Cablevision Systems Corporation-
                Rainbow Media Group+.........      255,645
     39,481   Granada Compass Plc............       82,457
     24,900   Liberty Media Corporation, Class A+  348,600
      8,400   USA Networks, Inc.+............      229,404
      2,100   Viacom, Inc., Class B+.........       92,715
                                               -----------
                                                 1,008,821
                                               -----------

   BUILDING AND CONSTRUCTION -- 2.7%
      7,900   Bouygues S.A...................      258,850
     27,000   Cheung Kong Holdings, Ltd......      280,462

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   BUILDING AND CONSTRUCTION-- (CONTINUED)
      5,500   CRH Plc........................  $    97,109
      1,562   Holcim Ltd., Class B...........      336,806
     15,000   Sekisui House, Ltd.............      108,729
     16,000   Sun Hung Kai Properties, Ltd...      129,266
                                               -----------
                                                 1,211,222
                                               -----------

   BUSINESS SERVICES -- 0.5%
      4,100   Robert Half International, Inc.+     109,470
      7,500   Vedior NV......................       89,950
                                               -----------
                                                   199,420
                                               -----------

   CHEMICALS -- 1.0%
      5,200   Air Products and Chemicals, Inc.     243,932
        400   Dow Chemical Company...........       13,512
      7,400   IMC Global, Inc................       96,200
      3,000   Shin-Etsu Chemical Company, Ltd.     107,813
                                               -----------
                                                   461,457
                                               -----------

   COMMERCIAL SERVICES -- 0.1%
      1,500   Ecolab, Inc....................       60,375
                                               -----------

   COMPUTER SERVICES AND SOFTWARE-- 5.6%
     10,900   ASM Lithography, Holding NV+...      189,444
      4,400   Cadence Design Systems, Inc.+..       96,448
      4,000   CheckFree Corporation+.........       72,000
     30,300   Cisco Systems, Inc.+...........      548,733
     10,900   Compaq Computer Corporation....      106,384
      9,100   Hewlett-Packard Company........      186,914
      5,100   Intel Corporation..............      160,395
      3,200   Juniper Networks, Inc.+........       60,640
     11,100   Macromedia, Inc.+..............      197,580
      5,400   Microsoft Corporation+.........      357,858
      4,400   PMC-Sierra, Inc.+..............       93,544
      2,000   TDK Corporation................       94,308
      4,400   Thomson Corporation............      133,274
      4,600   VeriSign, Inc.+................      174,984
                                               -----------
                                                 2,472,506
                                               -----------

   CONSUMER PRODUCTS -- 0.8%
      9,000   American Greetings Corporation,
                Class A......................      124,020
      4,400   PepsiCo, Inc...................      214,236
                                               -----------
                                                   338,256
                                               -----------

   DIVERSIFIED MANUFACTURING -- 1.3%
     12,100   Bombardier, Inc., Class B......      125,074
      2,700   Illinois Tool Works, Inc.......      182,844
     24,000   Mitsubishi Heavy Industries, Ltd.     64,093
      2,500   Norsk Hydro A.S.A..............      104,802
      8,700   Smiths Group Plc...............       85,722
                                               -----------
                                                   562,535
                                               -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                 CAPITAL GUARDIAN GLOBAL PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                       ----------

COMMON STOCK --(CONTINUED)
   DIVERSIFIED OPERATIONS -- 3.5%
          7   Berkshire Hathaway, Inc.,
                Class A+                       $   529,200
      4,200   Disney (Walt) Company..........       87,024
      2,400   General Electric Company.......       96,192
     24,000   Hutchison Whampoa, Ltd.........      231,602
    121,000   Li & Fung, Ltd.................      135,775
     17,000   Swire Pacific, Ltd., Class A...       92,654
      6,600   Tyco International, Ltd........      388,740
                                               -----------
                                                 1,561,187
                                               -----------

   DRUGS -- 7.9%
     30,700   AstraZeneca Group Plc..........    1,407,735
        700   AstraZeneca Group Plc, ADR.....       32,620
      1,900   Elan Corporation Plc,
                 Sponsored ADR+..............       85,614
      2,000   Forest Laboratories, Inc.+.....      163,900
      2,600   H. Lundbeck AS.................       66,943
      1,300   Lilly (Eli) and Company........      102,102
     14,800   Pfizer, Inc....................      589,780
      8,800   Sanofi-Synthelabo S.A..........      656,599
     13,000   Shionogi & Company, Ltd........      222,188
      7,100   Shire Pharmaceuticals Group Plc+      88,867
      2,000   Takeda Chemical Industries, Ltd.      90,493
                                               -----------
                                                 3,506,841
                                               -----------

   DURABLE GOODS - WHOLESALE -- 0.2%
      1,800   Grainger (W.W.), Inc...........       86,400
                                               -----------

   ELECTRIC UTILITIES -- 1.0%
     10,600   AES Corporation+...............      173,310
      3,400   Chubu Electric Power Company...       61,224
      7,500   Edison International+..........      113,250
      3,900   NiSource, Inc..................       89,934
                                               -----------
                                                   437,718
                                               -----------

   ELECTRONIC COMPONENTS -- 3.1%
      1,900   Advantest Corporation..........      107,569
      2,700   Epcos AG.......................      133,423
        900   Hirose Electric Company, Ltd...       61,323
     86,000   Johnson Electric Holdings, Ltd.       90,435
      5,100   Koninklijke (Royal) Philips
                Electronics NV...............      151,576
      2,100   Koninklijke (Royal) Philips
                Electronics NV, ADR..........       61,131
      2,000   Linear Technology Corporation..       78,080
      3,000   Murata Manufacturing
                Company, Ltd.................      179,918
      3,000   Taiyo Yuden Company, Ltd.......       45,437
      8,200   Teradyne, Inc.+................      247,148
      4,200   Tokyo Electron, Ltd............      206,058
                                               -----------
                                                 1,362,098
                                               -----------

   ELECTRONICS -- 1.6%
      7,000   Agilent Technologies, Inc.+....      199,570
     23,000   NEC Corporation................      234,633

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   ELECTRONICS -- (CONTINUED)
        500   Samsung Electronics,
                Sponsored GDR++**............  $    57,850
      5,000   Sony Corporation...............      228,521
                                               -----------
                                                   720,574
                                               -----------

   ELECTRONICS - SEMICONDUCTOR -- 4.7%
     11,200   Agere Systems, Inc., Class A+..       63,728
      2,400   Aixtron AG.....................       54,384
      3,200   Altera Corporation+............       67,904
     17,000   ARM Holdings Plc+..............       88,824
     12,700   Applied Materials, Inc.+.......      509,270
      7,300   Applied Micro
                Circuits Corporation+........       82,636
      1,400   Broadcom Corporation, Class A+.       57,372
      2,800   Infineon Technologies AG+......       57,216
      2,000   Infineon Technologies AG, ADR..       40,600
      8,800   KLA-Tencor Corporation+........      436,128
      2,600   Novellus Systems, Inc.+........      102,570
        700   Rohm Company, Ltd..............       90,851
     11,400   Taiwan Semiconductor Manufacturing
                Company, Ltd., Sponsored ADR+      195,738
      4,500   Texas Instruments, Inc.........      126,000
      3,000   Xilinx, Inc.+..................      117,150
                                               -----------
                                                 2,090,371
                                               -----------

   EXPLORATION & PRODUCTION -- 3.2%
     10,500   Baker Hughes, Inc..............      382,935
     52,660   BHP Billiton, Ltd..............      283,038
      6,800   Fluor Corporation+.............      254,320
      2,000   Lukoil, Sponsored ADR..........       97,987
      5,800   NRG Energy, Inc.+..............       89,900
      9,800   The Williams Companies, Inc....      250,096
      2,300   Weatherford International, Inc.+      85,698
                                               -----------
                                                 1,443,974
                                               -----------

   FINANCIAL SERVICES -- 3.9%
      1,300   Aiful Corporation..............       84,114
      4,700   Citigroup, Inc.................      237,256
     15,000   DBS Group Holdings, Ltd., ADR..      112,134
      7,200   Household International, Inc...      417,168
     12,000   Investors Group, Inc...........      191,698
      9,000   Nomura Holdings, Inc...........      115,367
      1,000   Orix Corporation...............       89,577
      5,900   USA Education, Inc.............      495,718
                                               -----------
                                                 1,743,032
                                               -----------

   FOOD AND KINDRED PRODUCTS -- 3.2%
      7,900   Campbell Soup Company..........      235,973
      2,200   General Mills, Inc.............      114,422
        500   Groupe Danone..................       60,991
      4,600   Heinz (H.J.) Company...........      189,152
      3,400   Kellogg Company................      102,340
      4,600   Kraft Foods, Inc...............      156,538
        572   Nestle S.A.....................      121,959
      1,400   Promise Company, Ltd...........       75,736

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                  CAPITAL GUARDIAN GLOBAL PORTFOLIO
                          DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   FOOD AND KINDRED PRODUCTS -- (CONTINUED)
     27,700   Unilever Plc...................  $   227,376
     22,300   Woolworths, Ltd................      128,306
                                               -----------
                                                 1,412,793
                                               -----------

   HEALTH CARE SERVICES -- 0.5%
      4,700   Medtronic, Inc.................      240,687
                                               -----------

   INSURANCE -- 4.4%
        800   ACE, Ltd.......................       32,120
      9,000   Allstate Corporation...........      303,300
      2,050   American International Group, Inc.   162,770
      7,000   Assicurazioni Generali S.p.A...      194,458
      4,500   Cincinnati Financial Corporation     171,675
     23,000   Mitsui Sumitomo
                Insurance Company, Ltd.......      107,928
     16,500   Prudential Plc.................      191,154
     40,501   QBE Insurance Group, Ltd.......      159,222
      3,273   Swiss Re+......................      329,214
        600   The Principal Financial Group, Inc.+  14,400
      3,300   XL Capital, Ltd., Class A......      301,488
                                               -----------
                                                 1,967,729
                                               -----------

   LEISURE -- 1.2%
      1,900   Accor S.A......................       69,073
      5,500   Carnival Corporation...........      154,440
      1,800   Nintendo Company, Ltd..........      315,199
                                               -----------
                                                   538,712
                                               -----------

   MACHINERY -- 0.7%
      4,000   Dover Corporation..............      148,280
      2,100   Ingersoll-Rand Company.........       87,801
      1,600   Schneider Electric S.A.........       76,929
                                               -----------
                                                   313,010
                                               -----------

   MEDIA AND COMMUNICATIONS -- 2.9%
      8,350   AOL Time Warner, Inc.+.........      268,035
     12,000   Charter Communications, Inc.,
                Class A+.....................      197,160
      1,500   Gannett Company, Inc...........      100,845
     11,200   The News Corporation, Ltd......       89,563
      7,300   Pearson Plc....................       84,040
     16,900   Publishing & Broadcasting, Ltd.       84,779
     14,000   Reuters Group Plc..............      138,555
      4,800   Societe Television Francaise 1.      121,333
      3,300   TMP Worldwide, Inc.+...........      141,570
      1,300   Vivendi Universal S.A..........       71,186
                                               -----------
                                                 1,297,066
                                               -----------

   MEDICAL PRODUCTS -- 1.6%
      3,500   GlaxoSmithKline Plc+...........       87,769
      5,500   Guidant Corporation+...........      273,900
      9,997   Novartis AG....................      361,274
                                               -----------
                                                   722,943
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   MEDICAL-BIOMEDICAL -- 0.8%
      5,300   Applera Corporation-
                Applied Biosystem............  $   208,131
      2,600   Genentech, Inc.+...............      141,050
                                               -----------
                                                   349,181
                                               -----------

   METALS -- 0.7%
      2,500   Alcan, Inc.....................       89,506
      2,400   Alcoa, Inc.....................       85,320
      8,000   Assa Abloy AB, Class B.........      115,161
                                               -----------
                                                   289,987
                                               -----------

   NON-US BANKS -- 2.9%
      9,700   Australia & New Zealand
                 Banking Group, Ltd..........       88,427
     11,500   Banco Bilbao Vizcaya
                Argentaria S.A...............      142,327
      6,000   Bank of Nova Scotia............      184,030
      6,076   Credit Suisse Group............      259,100
     13,800   ForeningsSparbanken AB.........      171,025
      6,900   HBOS Plc.......................       79,937
     13,000   Oversea-Chinese
                Banking Corporation, Ltd.....       77,444
     11,700   Royal Bank of Scotland Group Plc     284,714
                                               -----------
                                                 1,287,004
                                               -----------

   OFFICE SUPPLIES -- 0.2%
      3,100   Societe BIC S.A................      105,880
                                               -----------

   OPTICAL -- 0.3%
      2,000   Essilor International S.A......       60,457
      1,400   Hoya Corporation...............       83,641
                                               -----------
                                                   144,098
                                               -----------

   PAPER AND ALLIED PRODUCTS -- 0.5%
     10,600   Abitibi-Consolidated, Inc......       77,229
      3,100   International Paper Company....      125,085
                                               -----------
                                                   202,314
                                               -----------

   PETROLEUM -- 4.0%
      2,000   ChevronTexaco Corporation......      179,220
      7,500   ENI S.p.A......................       94,024
      6,500   Exxon Mobil Corporation........      255,450
      4,900   Royal Dutch Petroleum Company..      248,246
      5,100   Royal Dutch Petroleum, NY Shares     250,002
      1,500   Schlumberger, Ltd..............       82,425
     30,600   Shell Transport & Trading
                Company Plc..................      210,208
     23,500   Statoil ASA+...................      161,133
      1,800   Suncor Energy, Inc.............       59,088
      2,500   Transocean Sedco Forex, Inc....       84,550
      4,500   Unocal Corporation.............      162,315
                                               -----------
                                                 1,786,661
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
                                DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   REAL ESTATE -- 0.2%
     14,000   Mitsubishi Estate Company, Ltd.  $   102,442
                                               -----------

   RESTAURANTS -- 0.2%
      2,600   McDonald's Corporation.........       68,822
                                               -----------

   RETAIL -- 3.8%
      5,000   AEON Company, Ltd..............      112,925
     11,469   Compagnie Financiere
                Richemont AG+................      213,106
      9,900   Industria de Diseno Textil, S.A.+    188,723
     16,600   Lowe's Companies, Inc..........      770,406
     20,800   Marks & Spencer Plc............      109,284
      2,000   Matsumotokiyoshi Company, Ltd.**      70,655
      1,600   NIKE, Inc., Class B............       89,984
      2,300   Wal-Mart Stores, Inc...........      132,365
                                               -----------
                                                 1,687,448
                                               -----------

   STEEL -- 0.3%
    142,000   Corus Group Plc+...............      148,801
                                               -----------

   TELECOMMUNICATIONS -- 11.2%
      8,400   America Movil S.A. de C.V.,
                Series L.....................      163,632
      5,700   AT&T Corporation...............      103,398
      6,700   Cablevision Systems-
                New York Group+..............      317,915
      3,800   Cox Communications, Inc.+......      159,258
     11,000   Ericsson LM, Sponsored ADR.....       57,420
      6,500   Exfo Electro-Optical
                Engineering, Inc.+...........       77,220
     14,100   General Motors Corporation,
                Class H+.....................      217,845
        200   Hellentic Telecommunications
                Organization S.A.............        3,259
     10,200   Motorola, Inc..................      153,204
     34,600   Nokia Corporation, Sponsored ADR     848,738
     15,120   Nokia Oyj......................      389,874
      8,800   Nortel Networks Corporation+...       66,000
         21   NTT DoCoMo, Inc................      246,757
    313,600   Singapore Telecommunications, Ltd.   298,461
     12,600   Sprint Corporation (PCS Group)+**    307,566
      1,065   Swisscom AG....................      295,069
      9,823   Telefonica S.A.+...............      131,455
      5,500   Telefonos de Mexico S.A. de CV,
                Sponsored ADR................      192,610
         80   Telesp Celular Participacoes S.A.          0
    360,466   Vodafone Group Plc.............      943,017
                                               -----------
                                                 4,972,698
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                     ----------

   TEXTILE - PRODUCTS -- 0.1%
     25,000   Toray Industries, Inc..........  $     60,468
                                               ------------

   TOBACCO -- 0.2%
      2,300   Philip Morris Companies, Inc...       105,455
                                               ------------

   TRANSPORTATION SERVICES -- 0.4%
     30,000   Japan Airlines Company, Ltd....        71,875
     32,200   Qantas Airways, Ltd............        60,657
      1,100   United Parcel Service, Inc., Class B   59,950
                                               ------------
                                                    192,482
                                               ------------
              Total Common Stock
                (Cost $46,225,240)...........    42,167,765
                                               ------------

CONVERTIBLE PREFERRED -- 0.7%
   NON-US BANKS -- 0.2%
 21,000,000   Sanwa, Ltd.
                1.250% due 08/1/05...........        61,289
                                               ------------

   TECHNOLOGY -- 0.5%
              Amazon.com, Inc.
    230,000     4.750% due 02/01/09**........       113,919
    265,000     6.875% due 02/16/10..........       119,452
                                               ------------
                                                    233,371
                                               ------------
              Total Convertible Preferred
                (Cost $456,567)..............       294,660
                                               ------------
  PRINCIPAL
   AMOUNT
 -----------
COMMERCIAL PAPER -- 6.8%
 $3,034,000   Unilever Capital Corporation
                1.630% due 01/02/02..........     3,033,863
                                               ------------
              Total Commercial Paper
                (Cost $3,033,863)............     3,033,863
                                               ------------
TOTAL INVESTMENTS
   (COST $49,715,670*)...............   102.3%   45,496,288
OTHER ASSETS AND LIABILITIES
   (NET).............................    (2.3)%  (1,018,890)
                                        -----  ------------
NET ASSETS...........................   100.0% $ 44,477,398
                                        =====  ============

-----------------
 *  Aggregate cost for federal tax purposes was $50,010,939.
**  Security on loan at December 31, 2001.
 +  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
              CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 89.7%
   ADVERTISING AGENCY -- 0.4%
      5,100   TMP Worldwide, Inc.+...........  $   218,790
                                               -----------

   AEROSPACE AND DEFENSE -- 1.3%
     10,100   United Technologies Corporation      652,763
                                               -----------

   ALUMINUM -- 0.2%
      3,300   Alcoa, Inc.....................      117,315
                                               -----------

   BANKING AND FINANCE -- 5.9%
      6,500   Bank of America Corporation....      409,175
     25,300   Bank One Corporation...........      987,965
      5,967   Citigroup, Inc.................      301,214
      1,500   Goldman Sachs Group, Inc.......      139,125
     34,000   Washington Mutual, Inc.........    1,111,800
                                               -----------
                                                 2,949,279
                                               -----------

   BREWERY -- 0.6%
      6,600   Anheuser-Busch Companies, Inc..      298,386
                                               -----------

   BROADCAST, RADIO & TV -- 6.3%
     17,050   AOL Time Warner, Inc.+.........      547,305
     12,400   Cablevision Systems Corporation-
                New York Group, Class A+.....      588,380
     10,700   Cablevision Systems Corporation-
                Rainbow Media Group+.........      264,290
      6,000   Charter Communications, Inc.+..       98,580
      1,700   Gannett Company, Inc...........      114,291
     43,700   Liberty Media Corporation, Class A+  611,800
     19,800   USA Networks, Inc.+............      540,738
      9,000   Viacom, Inc., Class B+.........      397,350
                                               -----------
                                                 3,162,734
                                               -----------

   BUSINESS SERVICES -- 0.9%
     16,400   Quintiles Transnational
               Corporation+                        263,712
      7,100   Robert Half International, Inc.+     189,570
                                               -----------
                                                   453,282
                                               -----------

   CHEMICALS -- 0.3%
      4,700   Dow Chemical Company...........      158,766
                                               -----------

   COMMERCIAL SERVICES -- 0.2%
      2,500   Ecolab, Inc....................      100,625
                                               -----------

   COMPUTER INDUSTRY -- 2.5%
      6,000   Cadence Design Systems, Inc.+..      131,520
     11,000   Compaq Computer Corporation....      107,360
      9,100   Hewlett-Packard Company........      186,914
      1,200   International Business
                Machines Corporation.........      145,152
      1,800   Micromuse, Inc.+...............       27,000


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   COMPUTER INDUSTRY -- (CONTINUED)
      8,100   Microsoft Corporation+.........  $   536,787
      4,900   SunGard Data Systems, Inc.+....      141,757
                                               -----------
                                                 1,276,490
                                               -----------

   DIVERSIFIED MANUFACTURING -- 3.1%
      2,500   Bowater, Inc...................      119,250
      6,300   Illinois Tool Works, Inc.......      426,636
      5,600   Navistar International Corporation+  221,200
     13,100   Tyco International, Ltd........      771,590
                                               -----------
                                                 1,538,676
                                               -----------

   DIVERSIFIED OPERATIONS -- 4.4%
         10   Berkshire Hathaway, Inc., Class A+   756,000
      8,000   Disney (Walt) Company..........      165,760
     17,800   General Electric Company.......      713,424
     23,500   The Williams Companies, Inc....      599,720
                                               -----------
                                                 2,234,904
                                               -----------

   ELECTRONICS -- 2.9%
     14,000   Agilent Technologies, Inc.+....      399,140
      5,900   Altera Corporation+............      125,198
      9,200   Emerson Electric Company.......      525,320
     15,700   General Motors Corporation,
                Class H......................      242,565
      6,600   Koninklijke (Royal) Philips
                Electronics NV, ADR..........      192,126
                                               -----------
                                                 1,484,349
                                               -----------

   ELECTRONICS - SEMICONDUCTOR -- 8.1%
     27,300   Applied Materials, Inc.+.......    1,094,730
     11,000   Applied Micro
                Circuits Corporation+........      124,520
      7,300   ASML Holding NV+...............      124,465
      3,200   Broadcom Corporation, Class A+.      131,136
      3,700   Brocade Communications
                Systems, Inc.+...............      122,544
      8,400   Intel Corporation..............      264,180
     12,200   KLA-Tencor Corporation+........      604,632
      3,900   Novellus Systems, Inc.+........      153,855
     11,100   PMC-Sierra, Inc.+..............      235,986
      2,500   Sony Corporation, ADR..........      112,750
     21,700   Teradyne, Inc.+................      654,038
     10,500   Texas Instruments, Inc.........      294,000
      3,700   Xilinx, Inc.+..................      144,485
                                               -----------
                                                 4,061,321
                                               -----------

   ENGINEERING RESEARCH -- 0.8%
     10,100   Fluor Corporation..............      377,740
                                               -----------

   FINANCIAL SERVICES -- 6.5%
      6,600   AmeriCredit Corporation+.......      208,230
      5,400   Household International, Inc...      312,876
     12,500   J.P. Morgan Chase & Company....      454,375
     20,800   USA Education, Inc.............    1,747,616
     12,500   Wells Fargo Company............      543,125
                                               -----------
                                                 3,266,222
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
              CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   FOOD AND KINDRED PRODUCTS -- 4.8%
     18,900   Campbell Soup Company..........  $   564,543
      5,900   General Mills, Inc.............      306,859
     10,500   Heinz (H.J.) Company...........      431,760
     21,100   Kellogg Company................      635,110
      3,700   Kraft Foods, Inc...............      125,911
      7,000   PepsiCo, Inc...................      340,830
                                               -----------
                                                 2,405,013
                                               -----------

   HOUSEHOLD PRODUCTS -- 0.5%
      6,400   Clorox Company.................      253,120
                                               -----------

   INSURANCE -- 3.0%
        700   ACE, Ltd.......................       28,105
     10,700   Allstate Corporation...........      360,590
      6,600   Cincinnati Financial Corporation     251,790
      3,300   Hartford Financial Services
                Group, Inc...................      207,339
      2,000   The PMI Group, Inc.............      134,020
      2,000   The Principal Financial Group, Inc.+  48,000
      5,400   XL Capital, Ltd., Class A......      493,344
                                               -----------
                                                 1,523,188
                                               -----------

   INTERNET CONTENT -- 2.4%
     11,300   CheckFree Corporation+.........      203,400
     11,400   DoubleClick, Inc.+.............      129,276
      5,000   Macromedia, Inc.+..............       89,000
     18,800   Nortel Networks Corporation+...      141,000
      5,200   Sabre Holdings Corporation+....      220,220
     10,800   VeriSign, Inc.+................      410,832
                                               -----------
                                                 1,193,728
                                               -----------

   LEISURE -- 0.6%
     10,900   Carnival Corporation...........      306,072
                                               -----------

   MEDICAL SUPPLIES -- 10.7%
     28,200   AstraZeneca Group Plc, ADR.....    1,314,120
      7,800   Becton, Dickinson and Company..      258,570
      8,000   Forest Laboratories, Inc.+.....      655,600
     17,475   Guidant Corporation+...........      870,255
      2,200   Lilly (Eli) & Company..........      172,788
     13,700   Medtronic, Inc.................      701,577
     35,700   Pfizer, Inc....................    1,422,645
                                               -----------
                                                 5,395,555
                                               -----------

   MEDICAL-BIOMEDICAL / GENE -- 0.4%
      3,600   Genentech, Inc.+...............      195,300
                                               -----------

   MISCELLANEOUS MANUFACTURING INDUSTRIES-- 0.6%
      7,900   Dover Corporation..............      292,853
                                               -----------

   NETWORKING PRODUCTS -- 1.3%
     36,200   Cisco Systems, Inc.+...........      655,582
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   NONDURABLE GOODS - CONSUMER -- 0.2%
      2,600   Avon Products, Inc.............  $   120,900
                                               -----------

   OIL SERVICES -- 6.3%
     16,600   Baker Hughes, Inc..............      605,402
      3,000   BJ Services Company+...........       97,350
     17,900   Exxon Mobil Corporation........      703,470
      5,200   Kinder Morgan Management, LLC+.      197,080
      6,400   Royal Dutch Petroleum, NY Shares     313,728
      3,900   Schlumberger, Ltd..............      214,305
      9,600   Shell Transport & Trading
                Company Plc, ADR.............      397,920
      3,300   Transocean Sedco Forex, Inc....      111,606
      8,100   Unocal Corporation.............      292,167
      7,000   Weatherford International, Inc.+     260,820
                                               -----------
                                                 3,193,848
                                               -----------

   PRECISION INSTRUMENT -- 1.5%
     19,400   Applera Corporation-
                Applied Biosystems Group.....      761,838
                                               -----------

   PUBLISHING -- 0.2%
      1,800   Knight-Ridder, Inc.............      116,874
                                               -----------

   RESTAURANTS -- 0.5%
      9,100   McDonald's Corporation.........      240,877
                                               -----------

   RETAIL -- 2.9%
      4,100   Amazon.com, Inc.+**............       44,362
     14,600   Dollar General Corporation.....      217,540
     21,800   Lowe's Companies, Inc..........    1,011,738
      3,000   Wal-Mart Stores, Inc...........      172,650
                                               -----------
                                                 1,446,290
                                               -----------

   TELECOMMUNICATIONS -- 5.5%
     11,000   AT&T Corporation...............      199,540
     12,300   Corning, Inc.+.................      109,716
      8,300   Cox Communications, Inc., Class A+   347,853
     10,000   Ericsson (LM), Sponsored ADR...       52,200
     40,900   Nokia Corporation, Sponsored ADR   1,003,277
      1,500   QUALCOMM, Inc.+................       75,750
      7,600   SBC Communications, Inc........      297,692
     23,900   Sprint Corporation (PCS Group)+**    583,399
      1,100   Vivendi Universal S.A., ADR....       59,169
      9,868   Williams Communications
                Group, Inc.+.................       23,190
                                               -----------
                                                 2,751,786
                                               -----------

   TOBACCO -- 0.6%
      6,100   Philip Morris Companies, Inc...      279,685
                                               -----------

   UTILITY -- 3.3%
     37,800   AES Corporation+...............      618,030
      4,900   Air Products and Chemicals, Inc.+    229,859

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
              CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   UTILITY -- (CONTINUED)
      4,300   Cinergy Corporation............  $   143,749
     22,100   Edison International...........      333,710
      6,500   NiSource, Inc..................      149,890
     12,100   NRG Energy, Inc.+..............      187,550
                                               -----------
                                                 1,662,788
                                               -----------
              Total Common Stock
                (Cost $45,430,025)...........   45,146,939
                                               -----------

CONVERTIBLE PREFERRED -- 1.1%
   METALS -- 0.5%
    187,000   Freeport-McMoran Copper & Gold, Inc.
                8.250% due 01/31/06..........      225,102
                                               -----------

   TECHNOLOGY -- 0.4%
    206,000   Amazon.com, Inc.
                4.750% due 02/01/09**........      102,227
    117,000   Nortel Networks
                4.250% due 09/01/08..........      113,354
                                               -----------
                                                   215,581
                                               -----------
   TELECOMMUNICATIONS -- 0.2%
      2,400   CVC Equity Trust
                6.500% due 11/15/04..........      106,800
                                               -----------
              Total Convertible Preferred
                (Cost $496,977)..............      547,483
                                               -----------

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  ---------                                     ----------
COMMERCIAL PAPER -- 9.5%
$ 4,794,000   Unilever Capital Corporation
                1.630% due 01/02/02..........  $ 4,793,783
                                               -----------
              Total Commercial Paper
                (Cost $4,793,783)............    4,793,783
                                               -----------
TOTAL INVESTMENTS
   (COST $50,720,785*)...............   100.3%  50,488,205
OTHER ASSETS AND LIABILITIES
   (NET).............................    (0.3)%   (154,281)
                                        -----  -----------
NET ASSETS...........................   100.0% $50,333,924
                                        =====  ===========

-------------
    *   Aggregate cost for federal tax purposes was $51,198,769.
   **   Security on loan at December 31, 2001.
    +   Non-income producing security.

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        CAPITAL GUARDIAN VALUE PORTFOLIO
                                DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 92.3%
   AEROSPACE AND DEFENSE -- 3.4%
     24,900   Lockheed Martin Corporation.... $  1,162,083
     95,200   United Technologies Corporation    6,152,776
                                              ------------
                                                 7,314,859
                                              ------------

   AUTO & TRUCKS -- 1.6%
     54,500   Ford Motor Company.............      856,740
     64,800   Navistar International
               Corporation+                      2,559,600
                                              ------------
                                                 3,416,340
                                              ------------

   BANKING AND FINANCE -- 6.3%
     38,100   Bank of America Corporation....    2,398,395
    162,300   Bank One Corporation...........    6,337,815
    113,400   Washington Mutual, Inc.........    3,708,180
     27,000   Wells Fargo & Company..........    1,173,150
                                              ------------
                                                13,617,540
                                              ------------

   BASIC INDUSTRY -- 1.2%
     55,500   Alcoa, Inc.....................    1,973,025
     12,000   Nucor Corporation..............      635,520
                                              ------------
                                                 2,608,545
                                              ------------

   CHEMICALS -- 3.9%
    128,600   Air Products and Chemicals, Inc.   6,032,626
     49,500   Dow Chemical Company...........    1,672,110
     52,100   Lyondell Chemical Company......      746,593
                                              ------------
                                                 8,451,329
                                              ------------

   COMMUNICATIONS -- 3.9%
     52,700   AT&T Corporation...............      955,978
     22,100   CenturyTel, Inc................      724,880
    254,200   Nortel Networks Corporation....    1,906,500
    126,100   SBC Communications, Inc........    4,939,337
        560   WorldCom, Inc-MCI Group........        7,112
                                              ------------
                                                 8,533,807
                                              ------------

   DIVERSIFIED MANUFACTURING -- 3.9%
     46,300   Illinois Tool Works, Inc.......    3,135,436
     89,900   Tyco International, Ltd........    5,295,110
                                              ------------
                                                 8,430,546
                                              ------------

   DIVERSIFIED OPERATIONS -- 1.7%
    149,100   The Williams Companies, Inc....    3,805,032
                                              ------------

   DURABLE GOODS - WHOLESALE -- 0.5%
     20,900   Grainger (W.W.), Inc...........    1,003,200
                                              ------------

   ELECTRONICS -- 4.4%
     97,700   Applied Materials, Inc.+.......    3,917,770
     58,800   Emerson Electric Company.......    3,357,480
     44,500   KLA-Tencor Corporation+........    2,205,420
                                              ------------
                                                 9,480,670
                                              ------------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   ENGINEERING RESEARCH -- 1.9%
    108,600   Fluor Corporation.............. $  4,061,640
                                              ------------

   FINANCIAL SERVICES -- 9.5%
     73,600   AmeriCredit Corporation+.......    2,322,080
     33,003   Citigroup, Inc.................    1,665,991
     20,200   Goldman Sachs Group, Inc.......    1,873,550
     50,200   Household International, Inc...    2,908,588
    140,900   JP Morgan Chase & Company......    5,121,715
     81,100   USA Education, Inc.............    6,814,022
                                              ------------
                                                20,705,946
                                              ------------

   FOOD AND KINDRED PRODUCTS -- 7.5%
     30,000   Anheuser-Busch Companies, Inc..    1,356,300
    133,000   Campbell Soup Company..........    3,972,710
     30,100   General Mills, Inc.............    1,565,501
    155,200   Kellogg Company................    4,671,520
    141,600   Kraft Foods, Inc...............    4,818,648
                                              ------------
                                                16,384,679
                                              ------------

   HOUSEHOLD PRODUCTS -- 0.4%
     23,200   Clorox Company.................      917,560
                                              ------------

   INSURANCE -- 5.0%
     13,900   Ace, Ltd.......................      558,085
     67,300   Allstate Corporation...........    2,268,010
     25,800   Hartford Financial Services
                Group, Inc...................    1,621,014
     31,000   Jefferson-Pilot Corporation....    1,434,370
     22,800   The Principal Financial Group, Inc.+ 547,200
     47,600   XL Capital, Ltd., Class A......    4,348,736
                                              ------------
                                                10,777,415
                                              ------------

   LEISURE -- 4.5%
    165,200   Carnival Corporation...........    4,638,816
    123,400   Sabre Holdings Corporation+....    5,225,990
                                              ------------
                                                 9,864,806
                                              ------------

   MACHINERY -- 1.9%
     58,300   Dover Corporation..............    2,161,181
     46,300   Ingersoll-Rand Company.........    1,935,803
                                              ------------
                                                 4,096,984
                                              ------------

   MEDICAL SUPPLIES -- 2.9%
    124,000   Becton, Dickinson & Company....    4,110,600
     28,800   Lilly (Eli) & Company..........    2,261,952
                                              ------------
                                                 6,372,552
                                              ------------

   OIL SERVICES -- 5.6%
     21,500   BJ Services Company+...........      697,675
     96,000   Baker Hughes, Inc..............    3,501,120
     41,166   Exxon Mobil Corporation........    1,617,824
     78,000   Shell Transport & Trading, ADR.    3,233,100
     65,400   Unocal Corporation.............    2,358,978
     23,500   Weatherford International, Inc.+     875,610
                                              ------------
                                                12,284,307
                                              ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                 CAPITAL GUARDIAN VALUE PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   PETROLEUM REFINING -- 2.8%
     82,178   Kinder Morgan Management, LLC+. $  3,114,546
     59,200   Royal Dutch Petroleum
                Company, NY Shares...........    2,901,984
                                              ------------
                                                 6,016,530
                                              ------------

   PUBLISHING -- 2.2%
     22,900   Gannett Company, Inc...........    1,539,567
     51,300   Knight-Ridder, Inc.............    3,330,909
                                              ------------
                                                 4,870,476
                                              ------------

   REAL ESTATE INVESTMENT TRUSTS -- 1.2%
     86,200   Equity Office Properties Trust.    2,592,896
                                              ------------

   RESTAURANTS -- 0.8%
     69,000   McDonald's Corporation.........    1,826,430
                                              ------------

   RETAIL -- 3.5%
    189,200   Dollar General Corporation.....    2,819,080
    101,700   Lowe's Companies, Inc..........    4,719,897
                                              ------------
                                                 7,538,977
                                              ------------

   TECHNOLOGY -- 1.2%
    175,200   Compaq Computer Corporation....    1,709,952
     45,100   Hewlett-Packard Company........      926,354
                                              ------------
                                                 2,636,306
                                              ------------

   TOBACCO -- 2.2%
    105,400   Philip Morris Companies, Inc...    4,832,590
                                              ------------

   TRANSPORTATION -- 1.4%
     36,700   Canadian National
                Railway Company..............    1,771,876
     24,000   Union Pacific Corporation......    1,368,000
                                              ------------
                                                 3,139,876
                                              ------------

   UTILITY -- 7.0%
    371,100   AES Corporation+...............    6,067,485
    321,900   Edison International+..........    4,860,690
     21,800   Mirant Corporation+............      349,236
     78,400   NiSource, Inc.**...............    1,807,904
     24,900   Northeast Utilities............      438,987
    110,700   NRG Energy, Inc.+..............    1,715,850
                                              ------------
                                                15,240,152
                                              ------------
              Total Common Stock
                (Cost $180,205,721)..........  200,821,990
                                              ------------



                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
CONVERTIBLE PREFERRED -- 0.6%
   TECHNOLOGY -- 0.6%
  1,353,000   Nortel Networks
                4.250% due 09/01/08.......... $  1,310,719
                                              ------------
              Total Convertible Preferred
                (Cost $1,383,454)............    1,310,719
                                              ------------
  PRINCIPAL
   AMOUNT
 -----------
COMMERCIAL PAPER -- 6.7%
$14,736,000   Unilever Capital Corporation
                1.630% due 01/02/02..........   14,735,333
                                              ------------
              Total Commercial Paper
                (Cost $14,735,333)...........   14,735,333
                                              ------------
TOTAL INVESTMENTS
   (COST $196,324,508*)..............   99.6%  216,868,042
OTHER ASSETS AND LIABILITIES
   (NET).............................    0.4%      769,435
                                       -----  ------------
NET ASSETS...........................  100.0% $217,637,477
                                       =====  ============

-------------------
    *   Aggregate cost for federal tax purposes was $196,324,150.
   **   Security on loan at December 31, 2001.
    +   Non-income producing security.

Abbreviation:
ADR -- American Depositary Receipt.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                 DREYFUS SMALL CAP VALUE PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 98.8%
   AEROSPACE AND DEFENSE -- 1.7%
    259,000   BE Aerospace, Inc.+............  $ 2,375,030
    180,800   Teledyne Technologies, Inc.+...    2,945,232
                                               -----------
                                                 5,320,262
                                               -----------

   BASIC INDUSTRY -- 0.7%
    154,100   Dana Corporation...............    2,138,908
                                               -----------

   BUSINESS SERVICES -- 3.5%
     31,200   DiamondCluster International, Inc.+  408,720
    156,800   Dycom Industries, Inc.+........    2,620,128
    347,700   i2 Technologies, Inc.+.........    2,746,830
     64,700   IKON Office Solutions, Inc.....      756,343
     39,400   KPMG Consulting, Inc.+.........      652,858
     48,700   Modis Professional Services, Inc.+   347,718
    159,100   PDI, Inc.+.....................    3,551,112
     15,000   Technology Solutions Company+..       33,300
                                               -----------
                                                11,117,009
                                               -----------

   CHEMICALS -- 2.9%
    208,400   Crompton Corporation...........    1,875,600
    100,000   Georgia Gulf Corporation.......    1,850,000
     22,800   Great Lakes Chemical Corporation     553,584
    206,784   Methanex Corporation+..........    1,145,583
    363,900   PolyOne Corporation............    3,566,220
                                               -----------
                                                 8,990,987
                                               -----------

   COAL -- 3.5%
    228,000   Arch Coal, Inc.................    5,175,600
    283,000   Massey Energy Company..........    5,866,590
                                               -----------
                                                11,042,190
                                               -----------

   COMPUTER SERVICES AND SOFTWARE-- 7.9%
    188,080   3Com Corporation+..............    1,199,950
    939,500   Art Technology Group, Inc.+....    3,269,460
    393,450   Ascential Software Corporation +   1,593,473
    125,000   Avid Technology, Inc.+.........    1,518,750
     78,000   Forrester Research, Inc.+......    1,570,920
    125,500   Handspring, Inc.+**............      845,870
    188,700   InFocus Corporation+...........    4,155,174
    140,800   InterVoice-Brite, Inc.+........    1,802,240
    101,700   IONA Technologies Plc, ADR+....    2,064,510
     12,200   Keynote Systems, Inc.+.........      114,070
    175,300   MCSI, Inc.+....................    4,110,785
    191,400   Quovadx, Inc.+.................    1,751,310
    332,700   Silicon Graphics, Inc.+........      698,670
                                               -----------
                                                24,695,182
                                               -----------

   CONSTRUCTION/BUILDING MATERIALS -- 0.1%
     14,700   Insituform Technologies. Inc.-
                Class A+.....................      376,026
                                               -----------

   CONSUMER PRODUCTS -- 1.2%
    322,100   Tyson Foods, Inc., Class A.....    3,720,255
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   CONTAINERS -- 0.5%
    196,400   Intertape Polymer Group, Inc.+.  $ 1,630,120
                                               -----------

   DATA SERVICES -- 2.2%
    161,500   Acxiom Corporation+............    2,821,405
     36,900   eFunds Corporation+............      507,375
    196,300   Veritas DGC, Inc.+.............    3,631,550
                                               -----------
                                                 6,960,330
                                               -----------

   ELECTRONICS -- 4.7%
    135,100   Actel Corporation+.............    2,689,841
    753,665   APW, Ltd.+.....................    1,251,084
    342,900   CTS Corporation................    5,452,110
    333,800   Trimble Navigation, Ltd.+......    5,410,898
                                               -----------
                                                14,803,933
                                               -----------

   ENERGY -- 1.9%
    217,600   Calpine Corporation+**.........    3,653,504
    375,300   The Montana Power Company+.....    2,157,975
                                               -----------
                                                 5,811,479
                                               -----------

   ENTERTAINMENT AND LEISURE -- 2.2%
    109,100   Intrawest Corporation..........    1,909,250
    129,600   Midway Games, Inc.+............    1,945,296
    138,800   Six Flags, Inc.+...............    2,134,744
     42,400   WMS Industries, Inc............      848,000
                                               -----------
                                                 6,837,290
                                               -----------

   FINANCIAL SERVICES -- 2.2%
    156,200   Ameritrade Holding
                Corporation, Class A+........      924,704
    310,800   E*TRADE Group, Inc.+...........    3,185,700
    254,300   Knight Trading Group, Inc.+....    2,802,386
                                               -----------
                                                 6,912,790
                                               -----------

   FOREST PRODUCTS & PAPER -- 0.6%
    216,600   Louisiana-Pacific Corporation +    1,828,104
                                               -----------

   FUNERAL SERVICES & RELATED ITEMS -- 1.3%
    593,500   Service Corporation International+ 2,961,565
    188,100   Stewart Enterprises, Inc.,
               Class A +                         1,126,719
                                               -----------
                                                 4,088,284
                                               -----------

   HEALTH CARE SERVICES -- 1.1%
    301,700   Beverly Enterprises, Inc.+.....    2,594,620
    135,500   WebMD Corporation+.............      956,630
                                               -----------
                                                 3,551,250
                                               -----------

   HOUSING DEVELOPMENT -- 0.4%
    114,800   Fleetwood Enterprises, Inc.+**.    1,300,684
                                               -----------

   INSURANCE -- 0.7%
     80,200   LandAmerica Financial Group, Inc.  2,301,740
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                 DREYFUS SMALL CAP VALUE PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   MACHINE - DIVERSIFIED -- 3.6%
    206,300   AGCO Corporation...............  $ 3,255,414
     99,700   Credence Systems Corporation+..    1,851,429
    213,800   Joy Global, Inc.+..............    3,591,840
    145,700   Terex Corporation+.............    2,555,578
                                               -----------
                                                11,254,261
                                               -----------

   MANUFACTURING -- 7.1%
    434,700   Agrium, Inc....................    4,607,820
    209,400   IMC Global, Inc................    2,722,200
      1,900   NS Group, Inc.+................       14,212
    119,600   Pittson Brink's Group..........    2,643,160
     79,000   Quiksilver, Inc.+..............    1,358,800
    191,700   UCAR International, Inc.+......    2,051,190
    932,700   U.S. Industries, Inc.+.........    2,387,712
    339,000   Visteon Corporation............    5,098,560
    110,200   Wolverine Tube, Inc.+..........    1,250,770
                                               -----------
                                                22,134,424
                                               -----------

   MEDIA AND COMMUNICATIONS -- 2.3%
    309,400   Allen Telecom, Inc.+...........    2,629,900
    598,700   Loral Space &
                Communications, Ltd.+........    1,790,113
    123,900   Reader's Digest Association, Inc.,
                Class A......................    2,859,612
                                               -----------
                                                 7,279,625
                                               -----------

   METAL AND METAL PRODUCTS -- 0.9%
    198,500   Maverick Tube Corporation+.....    2,570,575
     20,800   USX-U.S. Steel Group+..........      376,688
                                               -----------
                                                 2,947,263
                                               -----------

   OIL AND GAS -- 7.3%
     34,900   Core Laboratories NV+..........      489,298
    286,300   Global Industries, Ltd.+.......    2,548,070
    273,900   Grant Prideco, Inc.+...........    3,149,850
    162,900   Horizon Offshore, Inc.+........    1,228,266
    511,500   Key Energy Services, Inc.+.....    4,705,800
    482,700   Petroleum Geo-Services ASA+....    3,842,292
    113,500   Sunoco, Inc....................    4,238,090
     75,000   Tidewater, Inc.................    2,542,500
                                               -----------
                                                22,744,166
                                               -----------

   OIL AND GAS EXTRACTION -- 4.6%
    278,900   Chesapeake Energy Corporation+.    1,843,529
     86,400   National-Oilwell, Inc.+........    1,780,704
    782,500   Parker Drilling Company+.......    2,887,425
    218,900   Patterson-UTI Energy, Inc.+....    5,102,559
    181,000   Pride International, Inc.+.....    2,733,100
                                               -----------
                                                14,347,317
                                               -----------

   OPTICAL SUPPLIES -- 1.5%
    124,500   Bausch & Lomb, Inc.............    4,688,670
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   PHARMACEUTICALS -- 3.1%
    145,300   Alpharma, Inc. - Class A.......  $ 3,843,185
     82,800   ICN Pharmaceuticals, Inc.......    2,773,800
    103,200   Watson Pharmaceuticals, Inc.+..    3,239,448
                                               -----------
                                                 9,856,433
                                               -----------

   RETAIL -- 9.6%
    119,200   Abercrombie & Fitch Company,
                Class A+.....................    3,162,376
     48,000   American Eagle Outfitters, Inc.+   1,256,160
    206,800   Barnes & Noble, Inc.+..........    6,121,280
     61,400   Finlay Enterprises, Inc.+......      510,234
    348,300   Fleming Companies, Inc.**......    6,443,550
     89,500   Footstar, Inc.+................    2,801,350
    140,000   Linens `N Things, Inc.+........    3,570,000
    792,300   OfficeMax, Inc.+...............    3,565,350
     98,800   Pacific Sunwear of California,
               Inc.+                             2,017,496
     16,500   Skechers USA, Inc. - Class A+..      241,230
     31,800   Winn-Dixie Stores, Inc.........      453,150
                                               -----------
                                                30,142,176
                                               -----------

   SEMICONDUCTORS -- 2.5%
     35,500   Alliance Semiconductor
                Corporation+.................      428,840
     65,800   DuPont Photomasks, Inc.+.......    2,859,010
    357,400   Mattson Technology, Inc.+......    3,148,694
     51,100   TriQuint Semiconductor, Inc.+..      626,486
     20,100   Varian Semiconductor Equipment
                Associates, Inc.+............      695,259
                                               -----------
                                                 7,758,289
                                               -----------

   SERVICES -- 2.3%
    271,100   Foster Wheeler, Ltd............    1,382,610
    131,200   Gartner Group, Inc., Class A+..    1,533,728
    167,300   Kforce.com, Inc.+..............    1,052,317
     53,880   Manugistics Group, Inc.+.......    1,135,791
     66,300   Quintiles Transnational
                Corporation+.................    1,066,104
    285,500   Ventiv Health, Inc.+...........    1,044,930
                                               -----------
                                                 7,215,480
                                               -----------

   TECHNOLOGY -- 3.4%
    360,100   Artesyn Technologies, Inc.+....    3,352,531
    492,700   Parametric Technology Corporation+ 3,847,987
    885,200   SONICblue, Inc.+**.............    3,576,208
                                               -----------
                                                10,776,726
                                               -----------

   TELECOMMUNICATIONS EQUIPMENT-- 5.2%
    414,900   Arris Group, Inc.+.............    4,049,424
    258,200   Citizens Communications
                Company+**...................    2,752,412
     62,000   Lightbridge, Inc.+.............      753,300
    447,600   MasTec, Inc.+..................    3,110,820
    136,900   Scientific-Atlanta, Inc........    3,277,386
    149,300   Symbol Technologies, Inc.......    2,370,884
                                               -----------
                                                16,314,226
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        DREYFUS SMALL CAP VALUE PORTFOLIO
                                DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   TEXTILES AND APPAREL -- 1.6%
     14,600   Phillips-Van Heusen Corporation $    159,140
     97,500   Russell Corporation............    1,463,475
    164,000   Tommy Hilfiger Corporation+....    2,255,000
      6,000   Vans, Inc.+....................       76,440
    389,900   WestPoint Stevens, Inc.+**.....      955,255
                                              ------------
                                                 4,909,310
                                              ------------

   TRANSPORTATION -- 4.5%
    271,200   Atlas Air Worldwide Holdings,
               Inc.+ ........................    3,973,080
    281,700   CP Ships, Ltd.+................    3,059,262
    244,500   Stolt-Nielsen S.A..............    3,811,755
    423,100   Trico Marine Services, Inc.+...    3,194,405
                                              ------------
                                                14,038,502
                                              ------------
              Total Common Stock
                (Cost $321,534,921)..........  309,833,691
                                              ------------


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

COMMERCIAL PAPER -- 4.8%
$15,009,000   General Electric Capital Corporation
                1.820% due 01/02/02.......... $ 15,009,000
                                              ------------
              Total Commercial Paper
                (Cost $15,009,000)...........   15,009,000
                                              ------------
TOTAL INVESTMENTS
   (COST $336,543,921*)..............  103.6%  324,842,691
OTHER ASSETS AND LIABILITIES
   (NET).............................   (3.6)% (11,157,760)
                                       -----  ------------
NET ASSETS...........................  100.0% $313,684,931
                                       =====  ============

----------------
    *   Aggregate cost for federal tax purposes was $339,457,832.
   **   Security on loan at December 31, 2001.
    +   Non-income producing security

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
            DREYFUS U.S.GOVERNMENT SECURITIES PORTFOLIO
                         DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

AGENCY SECURITIES -- 44.4%
   FEDERAL HOME LOAN MORTGAGE
     CORPORATION (FHLMC) -- 0.1%
$    55,839     9.500% due 07/25/22..........  $    59,416
     68,394     9.500% due 12/01/22..........       74,571
                                               -----------
                                                   133,987
                                               -----------

   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) -- 24.9%
     30,767     7.000% due 08/01/03..........       31,607
 23,635,000     4.750% due 12/22/06**........   23,147,410
     64,540     7.500% due 06/01/09..........       68,009
  1,457,001     6.200% due 01/01/11..........    1,485,559
    389,279     6.500% due 02/01/13..........      399,089
    263,080     6.500% due 03/01/13..........      269,491
    504,722     6.000% due 08/01/13..........      509,925
  2,179,666     6.000% due 11/01/13..........    2,202,138
    729,856     6.000% due 12/01/13..........      737,381
     25,773     7.000% due 07/01/22..........       26,415
     74,551     7.000% due 07/01/23..........       76,322
    111,766     6.500% due 02/01/26..........      112,115
     78,269     7.000% due 09/01/26..........       79,883
  1,000,000     6.089% due 06/25/31..........    1,001,087
                                               -----------
                                                30,146,431
                                               -----------

   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) -- 11.3%
     99,026     8.000% due 07/15/17..........      105,524
     57,021     8.500% due 12/15/21..........       61,315
     90,460     9.000% due 12/15/21..........       97,838
    113,748     7.000% due 11/15/23..........      116,910
    165,518     7.500% due 12/15/23..........      172,449
    140,960     8.000% due 06/15/27..........      148,008
    149,830     8.000% due 07/15/27..........      157,322
    779,135     8.000% due 08/15/27..........      818,091
    400,579     7.000% due 09/20/28..........      408,851
  4,786,851     7.000% due 10/20/28..........    4,878,136
    699,171     7.000% due 01/20/29..........      713,609
    745,121     7.000% due 07/20/29..........      760,508
  1,515,029     7.000% due 09/20/29..........    1,546,315
    104,002     7.500% due 02/20/30..........      107,219
  1,194,436     7.500% due 03/20/30..........    1,231,010
    936,425     7.500% due 05/20/30..........      965,098
    454,363     7.500% due 08/20/30..........      468,275
    124,722     7.500% due 02/20/31..........      128,541
    762,068     7.500% due 03/20/31..........      785,403
                                               -----------
                                                13,670,422
                                               -----------

   SMALL BUSINESS ADMINISTRATION (SBA)-- 2.4%
    686,432     6.300% due 05/01/18..........      769,977
    874,856     5.500% due 10/01/18..........      858,487
  1,256,021     5.800% due 12/01/18..........    1,251,242
                                               -----------
                                                 2,879,706
                                               -----------


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   STEERS TRUST -- 0.8%
$ 1,000,000   Steer
                5.565% due 10/15/05..........  $   987,500
                                               -----------

   STUDENT LOAN MARKETING
     ASSOCIATION (SLMA) -- 1.7%
  2,000,000   5.250% due 03/15/06............    2,040,940
                                               -----------

   TENNESSEE VALLEY AUTHORITY (TVA) -- 3.2%
  3,886,155   Tennessee Valley Authority
                3.375% due 01/15/07..........    3,807,810
                                               -----------
              Total Agency Securities
                (Cost $53,300,647)...........   53,666,796
                                               -----------

CORPORATE FIXED INCOME SECURITIES -- 16.5%
   BANKS -- 4.3%
    570,000   Bank One Corporation
                6.500% due 02/01/06**........      595,952
  4,318,000   Federal Farm Credit Bank
                5.900% due 12/17/08..........    4,335,531
    280,000   J.P. Morgan Chase & Company
                6.750% due 02/01/11**........      287,017
                                               -----------
                                                 5,218,500
                                               -----------

   FINANCE -- 4.9%
  1,467,463   Chase Mortgage Finance Corporation
                7.250% due 10/25/29..........    1,478,072
              General Motors Acceptance Corporation
    525,000     6.125% due 09/15/06**........      519,514
    919,000     6.875% due 09/15/11**........      898,828
              Household Finance Corporation
    515,000     6.400% due 06/17/08..........      514,228
    685,000     6.375% due 10/15/11**........      663,381
    690,000   International Lease Finance Corporation
                5.750% due 10/15/06**........      676,331
    275,000   Lehman Brothers Holdings, Inc.
                7.000% due 02/01/08..........      285,638
    819,000   Sun Life Can Capital
                8.526% due 05/29/49++........      853,570
                                               -----------
                                                 5,889,562
                                               -----------

   FORESTRY -- 0.5%
    625,000   Weyerhaeuser Company
                5.950% due 11/01/08++........      599,831
                                               -----------

   INSURANCE -- 0.5%
    596,000   Zurich Capital Trust I
                8.376% due 06/01/27++........      590,849
                                               -----------

   OIL & GAS EXPLORATION -- 0.8%
    980,000   Conoco Funding Company
                6.350% due 10/15/11**........      988,586
     30,000   Norcen Energy Resources, Debentures
                7.375% due 05/15/06..........       31,733
                                               -----------
                                                 1,020,319
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
             DREYFUS U.S.GOVERNMENT SECURITIES PORTFOLIO
                          DECEMBER 31, 2001
  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   PAPER & RELATED PRODUCTS -- 0.9%
$ 1,004,000   Abitibi-Consolidated, Inc.
                8.850% due 08/01/30.......... $  1,027,725
                                              ------------

   TELECOMMUNICATIONS -- 4.6%
  1,620,000   AT&T Corporation
                6.500% due 11/15/06++........    1,644,543
    625,000   British Telephone Plc
                8.375% due 12/15/10**........      690,538
  1,540,000   Citizens Communications
                9.250% due 05/15/11**........    1,713,798
     40,000   Crown Castle International Corporation,
                Senior Notes
                9.375% due 08/01/11**........       36,700
    835,000   France Telecom
                7.750% due 03/01/11++........      894,376
      1,000   Marconi Corporation Plc
                8.375% due 09/15/30..........          450
    564,000   Motorola, Inc.
                5.220% due 10/01/47..........      337,413
    293,000   Worldcom, Inc.
                7.500% due 05/15/11**........      301,402
                                              ------------
                                                 5,619,220
                                              ------------
              Total Corporate Fixed Income Securities
                (Cost $20,087,553)...........   19,966,006
                                              ------------

U.S. TREASURY OBLIGATIONS -- 33.0%
   U.S. TREASURY NOTES -- 29.2%
 10,750,000   3.500% due 11/15/06............   10,360,313
 25,000,000   5.000% due 08/15/11**..........   24,921,750
                                              ------------
                                                35,282,063
                                              ------------


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   U.S. TREASURY STRIP -- 3.8%
              US Government Strips
$ 4,700,000     Zero coupon due 05/15/10..... $  3,008,550
    186,000     Zero coupon due 02/15/19**...       66,480
    250,000     Zero coupon due 10/15/28.....      104,390
  2,750,000     Zero coupon due 04/15/29.....    1,371,668
                                              ------------
                                                 4,551,088
                                              ------------
              Total U.S. Treasury Obligations
                (Cost $39,586,169)...........   39,833,151
                                              ------------

REPURCHASE AGREEMENT -- 4.2%
  5,137,000   Agreement dated 12/31/01
                with UBS Warburg, 1.66%
                to be repurchased at
                $5,137,474 on 01/02/2002,
                collateralized by $3,473,000
                U.S. Treasury Bonds 12.50%
                due 08/15/2014, market value
                $5,263,223...................    5,137,000
                                              ------------
              Total Repurchase Agreement
                (Cost $5,137,000)............    5,137,000
                                              ------------
TOTAL INVESTMENTS
   (COST $118,111,369*)..............   98.1%  118,602,953
OTHER ASSETS AND LIABILITIES
   (NET).............................    1.9%    2,272,527
                                       -----  ------------
NET ASSETS...........................  100.0% $120,875,480
                                       =====  ============

----------------
  *   Aggregate cost for federal tax purposes was $118,319,447.
 **   Security on loan at December 31, 2001.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                 ENDEAVOR ASSET ALLOCATION PORTFOLIO
                          DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 61.3%
   AEROSPACE AND DEFENSE -- 1.9%
     11,400   Alliant Techsystems, Inc.+.....  $   880,080
     44,475   General Dynamics Corporation...    3,541,989
     37,750   Raytheon Company...............    1,225,742
                                               -----------
                                                 5,647,811
                                               -----------

   BANKING AND FINANCIAL SERVICES -- 4.2%
     18,000   Bank of New York Company, Inc..      734,400
     16,588   Capital One Financial Corporation    894,923
    111,058   Citigroup, Inc.................    5,606,208
     44,451   Concord EFS, Inc.+.............    1,457,104
     30,075   Fifth Third Bancorp............    1,852,018
     19,525   Goldman Sachs Group, Inc.......    1,810,944
                                               -----------
                                                12,355,597
                                               -----------

   CASINO / GAMBLING -- 0.3%
     11,213   International Game Technology+.      765,848
                                               -----------

   COMPUTER SERVICES AND SOFTWARE -- 7.6%
      5,400   Affiliated Computer Services, Inc.,
                Class A+.....................      573,102
     12,100   Brocade Communications
                Systems, Inc.+...............      400,752
     82,650   Dell Computer Corporation +....    2,246,427
     45,375   EMC Corporation+...............      609,840
     34,150   International Business
                Machines Corporation.........    4,130,784
     33,650   Intuit, Inc.+..................    1,438,874
    115,875   Microsoft Corporation+.........    7,679,036
    129,350   Oracle Corporation+............    1,786,323
     25,650   PeopleSoft, Inc.+..............    1,031,130
     88,925   Sun Microsystems, Inc.+........    1,097,334
      3,625   VeriSign, Inc.+................      137,895
     19,452   VERITAS Software Corporation+..      871,839
                                               -----------
                                                22,003,336
                                               -----------

   CONSUMER NON-DURABLES -- 1.4%
     21,138   Colgate-Palmolive Company......    1,220,719
     35,500   Philip Morris Companies, Inc...    1,627,675
     14,800   Procter & Gamble Company.......    1,171,124
                                               -----------
                                                 4,019,518
                                               -----------

   DIVERSIFIED OPERATIONS -- 8.2%
     17,000   First Data Corporation.........    1,333,650
    213,375   General Electric Company.......    8,552,070
    235,425   Tyco International, Ltd........   13,866,532
                                               -----------
                                                23,752,252
                                               -----------

   DRUGS AND MEDICAL PRODUCTS -- 12.9%
     24,738   Abbott Laboratories............    1,379,143
     66,313   American Home
                Products Corporation.........    4,068,966
     14,400   AmerisourceBergen Corporation..      915,120
     32,438   Amgen, Inc.+...................    1,830,801
     34,325   Bristol-Myers Squibb Company...    1,750,575


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   DRUGS AND MEDICAL PRODUCTS-- (CONTINUED)
      7,600   Cardinal Health, Inc...........  $   491,416
     11,700   Celgene Corporation+...........      373,464
     55,225   HCA, Inc.......................    2,128,371
     17,525   IDEC Pharmaceuticals Corporation+  1,207,998
     56,175   Johnson & Johnson..............    3,319,942
     39,525   Laboratory Corporation
                of America Holdings+.........    3,195,596
     12,100   Lilly (Eli) & Company..........      950,334
     10,800   MedImmune, Inc.+...............      500,580
     39,563   Medtronic, Inc.................    2,026,021
     49,375   Merck & Company, Inc...........    2,903,250
    220,600   Pfizer, Inc....................    8,790,910
     31,723   Pharmacia Corporation..........    1,352,986
     11,201   Schering-Plough Corporation....      401,108
                                               -----------
                                                37,586,581
                                               -----------

   ELECTRICAL PRODUCTS -- 0.4%
     28,713   Altera Corporation+............      609,290
     13,075   Xilinx, Inc.+..................      510,579
                                               -----------
                                                 1,119,869
                                               -----------

   ELECTRONICS -- 1.2%
     17,525   Analog Devices, Inc.+..........      777,935
     16,638   Applied Materials, Inc.+.......      667,184
     75,000   Texas Instruments, Inc.........    2,100,000
                                               -----------
                                                 3,545,119
                                               -----------

   FEDERAL AGENCY AND GOVERNMENT-- 2.5%
    110,088   Freddie Mac....................    7,199,755
                                               -----------

   FOOD AND BEVERAGES -- 3.8%
     78,125   Anheuser-Busch Companies, Inc..    3,532,031
     17,513   Coca-Cola Company..............      825,738
     82,638   Kraft Foods, Inc...............    2,812,171
     79,208   PepsiCo, Inc...................    3,856,638
                                               -----------
                                                11,026,578
                                               -----------

   HEALTH SERVICES -- 0.4%
     13,900   Gilead Sciences, Inc.+.........      913,508
     10,800   Weight Watchers International, Inc.+ 365,256
                                               -----------
                                                 1,278,764
                                               -----------

   INSURANCE -- 1.3%
     48,925   American International Group,
               Inc. .........................    3,884,645
                                               -----------

   MEDIA AND COMMUNICATIONS -- 2.4%
    102,475   AOL Time Warner, Inc.+.........    3,289,447
    177,487   Liberty Media Corporation,
                Class A+.....................    2,484,818
     25,200   Viacom, Inc., Class B +........    1,112,580
                                               -----------
                                                 6,886,845
                                               -----------

   MEDICAL-BIOMEDICAL / GENE -- 0.2%
      8,125   Invitrogen Corporation+........      503,181
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                          ENDEAVOR SERIES TRUST
                   ENDEAVOR ASSET ALLOCATION PORTFOLIO
                            DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
MEDICAL PRODUCTS -- 0.7%
     16,200   Baxter International, Inc......  $   868,806
     17,100   Quest Diagnostics, Inc.+.......    1,226,241
                                               -----------
                                                 2,095,047
                                               -----------

OIL & GAS EXPLORATION -- 0.6%
     13,475   Anadarko Petroleum Corporation.      766,054
     28,725   Baker Hughes, Inc..............    1,047,601
                                               -----------
                                                 1,813,655
                                               -----------

PRECISION INSTRUMENT -- 0.1%
      7,225   Applera Corporation-
                Applied Biosystem............      283,726
                                               -----------

RETAIL -- 5.1%
     23,925   BJ's Wholesale Club, Inc.+.....    1,055,092
     34,100   Costco Wholesale Corporation+..    1,513,358
     16,750   Dollar Tree Stores, Inc.+......      517,742
    103,760   Home Depot, Inc................    5,292,798
     27,825   Limited (The), Inc.............      409,584
     31,413   Safeway, Inc.+.................    1,311,493
     14,838   Tiffany & Company..............      466,952
      9,300   TJX Companies, Inc.............      370,698
     15,250   Walgreen Company...............      513,315
     58,825   Wal-Mart Stores, Inc...........    3,385,379
                                               -----------
                                                14,836,411
                                               -----------

TECHNOLOGY -- 4.3%
    214,700   Cisco Systems, Inc.+...........    3,888,217
    213,800   Intel Corporation..............    6,724,010
     49,413   SBC Communications, Inc........    1,935,507
                                               -----------
                                                12,547,734
                                               -----------

TELECOMMUNICATIONS -- 1.8%
     31,400   AT&T Wireless Services, Inc.+..      451,218
          1   Avaya, Inc.+...................           12
     30,525   Motorola, Inc..................      458,485
     24,225   QUALCOMM, Inc.+................    1,223,362
     46,225   Sprint Corporation (PCS Group)+**  1,128,352
     30,315   Verizon Communications, Inc....    1,438,750
     37,363   WorldCom, Inc.-WorldCom Group+.      526,071
                                               -----------
                                                 5,226,250
                                               -----------
              Total Common Stock
                (Cost $166,991,145)..........  178,378,522
                                               -----------
  PRINCIPAL
   AMOUNT
 -----------

AGENCY SECURITIES -- 25.1%
   FEDERAL HOME LOAN MORTGAGE
     CORPORATION (FHLMC) -- 2.9%
$   162,450     5.940% due 06/25/15..........      163,299
    269,449     9.500% due 01/01/17..........      291,172
    309,194     11.500% due 05/01/20.........      352,364
    136,212     2.580% due 06/15/20..........      136,313

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
$   117,874     7.500% due 02/01/30..........  $   121,742
  1,516,386     7.500% due 03/01/30..........    1,565,669
    432,629     8.500% due 03/01/30..........      459,937
     45,615     8.000% due 06/01/30..........       47,838
    334,258     8.500% due 08/01/30..........      355,356
    269,510     8.000% due 09/01/30..........      282,648
    352,526     8.500% due 10/01/30..........      374,777
    588,676     8.000% due 11/01/30..........      617,374
    677,955     7.500% due 07/01/31..........      699,989
    955,610     8.500% due 07/01/31..........    1,015,928
  1,800,000     7.000% due 01/01/32..........    1,835,442
                                               -----------
                                                 8,319,848
                                               -----------

   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) -- 16.4%
  1,900,000     7.000% due 01/01/16..........    1,965,322
    341,956     10.000% due 11/01/18.........      379,785
    296,281     11.000% due 09/01/19.........      336,395
     27,192     3.140% due 03/25/24..........       27,277
      3,456     2.570% due 10/25/24..........        3,456
    325,668     9.000% due 07/01/25..........      354,469
    343,313     9.000% due 04/01/26..........      373,751
  3,330,000     6.250% due 05/15/29**........    3,315,947
  4,940,000     7.125% due 01/15/30..........    5,481,869
  1,564,458     8.000% due 02/01/30..........    1,637,695
    749,784     9.500% due 04/01/30..........      817,969
    775,480     8.500% due 07/01/30..........      823,700
     15,121     8.000% due 08/01/30..........       15,829
    180,867     8.000% due 09/01/30..........      189,334
    275,477     8.500% due 09/01/30..........      292,607
    344,360     8.500% due 10/01/30..........      365,773
  3,710,111     8.500% due 11/01/30..........    3,940,806
    962,585     8.500% due 12/01/30..........    1,022,439
    188,825     8.000% due 01/01/31..........      197,664
    439,577     8.500% due 01/01/31..........      466,910
  5,550,000     6.000% due 01/01/32..........    5,426,846
  2,350,000     6.500% due 01/01/32..........    2,350,000
  3,850,000     7.000% due 01/01/32..........    3,922,187
    800,000     7.500% due 01/01/32..........      825,504
 11,000,000     8.000% due 01/01/32..........   11,529,430
    750,000     6.000% due 02/01/32..........      730,078
  1,100,000     6.500% due 02/01/32..........    1,095,531
                                               -----------
                                                47,888,573
                                               -----------

   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) -- 5.8%
    100,242     10.500% due 12/15/14.........      114,696
     58,734     9.500% due 04/15/17..........       64,846
     99,140     9.500% due 05/15/17..........      109,456
     92,773     9.500% due 08/15/17..........      102,427
    317,083     10.000% due 08/15/17.........      359,775
     53,550     9.500% due 10/15/17..........       59,123
     49,471     9.500% due 11/15/17..........       54,618
    250,041     9.500% due 12/15/17..........      278,171
     77,849     9.500% due 07/15/18..........       85,950
    239,454     9.500% due 10/15/18..........      264,372
    115,312     9.500% due 09/15/19..........      127,312
    217,271     9.000% due 12/15/19..........      237,165

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
                                DECEMBER 31, 2001
  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

AGENCY SECURITIES -- (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) -- (CONTINUED)
$   302,967     9.500% due 06/15/20..........  $   334,494
    331,168     10.000% due 12/15/20.........      372,252
    292,358     9.500% due 12/15/21..........      322,781
    265,922     10.000% due 07/15/22.........      298,912
    418,896     6.375% due 01/20/25..........      425,636
    170,713     10.000% due 02/15/25.........      191,892
    100,804     6.375% due 02/20/25..........      102,426
    305,819     6.375% due 03/20/25..........      310,694
    322,265     6.375% due 04/20/25..........      330,549
     39,697     6.375% due 05/20/25..........       40,748
    467,943     6.375% due 06/20/25..........      476,938
    151,338     6.750% due 07/20/25..........      155,406
    104,561     6.750% due 09/20/27..........      107,306
     70,877     7.625% due 10/20/27..........       72,871
    159,778     7.625% due 11/20/27..........      164,272
     52,905     7.625% due 12/20/27..........       54,393
    955,740     7.000% due 06/15/31..........      976,049
  1,059,841     7.000% due 07/15/31..........    1,082,516
  9,100,000     7.000% due 01/15/32..........    9,293,375
                                               -----------
                                                16,971,421
                                               -----------
              Total Agency Securities
                (Cost $71,877,995)...........   73,179,842
                                               -----------

CORPORATE FIXED INCOME SECURITIES -- 10.4%
    420,000   Aetna, Inc.
                7.875% due 03/01/11..........      412,814
    605,000   AIG SunAmerica Global Finance
                6.300% due 05/10/11++**......      614,845
    442,445   America West Airlines
                7.100% due 04/02/21++........      428,596
    255,000   American General Corporation
                7.500% due 07/15/25..........      276,588
    445,000   American Home Products
                6.700% due 03/15/11..........      459,725
    250,000   Anthem Insurance, Senior Notes
                9.000% due 04/01/27++........      251,632
    450,000   AOL Time Warner, Inc.
                7.625% due 04/15/31..........      476,231
              AT&T Corporation
     55,000     7.300% due 11/15/11++........       56,516
    380,000     8.000% due 11/15/31++........      397,522
    330,000   AT&T Wireless
                8.750% due 03/01/31..........      375,273
    260,000   AXA Financial, Inc., Senior Notes
                6.500% due 04/01/08..........      265,327
    485,000   Bank One Corporation,
                Subordinate Notes
                6.000% due 02/17/09..........      477,778
    375,000   BellSouth Telecommunications, Inc.,
                Debentures
                6.375% due 06/01/28..........      362,134
    260,000   Boeing Capital Corporation
                6.500% due 02/15/12..........      258,735
    850,000   Bristol-Myers Squibb
                5.750% due 10/01/11..........      838,432

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

$   220,000   Centex Corporation
                7.875% due 02/01/11..........  $   224,745
    300,000   Chase Manhattan Corporation,
                Subordinate Notes
                6.000% due 02/15/09..........      298,810
              Cigna Corporation
    145,000     7.000% due 01/15/11..........      146,939
     95,000     6.375% due 10/15/11..........       93,863
    500,000   CIT Group, Inc.
                5.625% due 05/17/04..........      514,075
    580,000   CitiCorp, Subordinate Notes
                6.375% due 11/15/08..........      589,027
    300,000   Clear Channel Communications
                7.650% due 09/15/10**........      309,720
    450,000   CMS Panhandle Holding Company,
                Senior Notes
                7.000% due 07/15/29**........      388,001
              Comcast Cable Communications, Inc.
    170,000     8.375% due 05/01/07..........      188,598
    175,000     6.750% due 01/30/11**........      175,761
    550,000   Conoco, Inc., Senior Notes
                6.950% due 04/15/29..........      559,752
    110,000   Consolidated Natural Gas,
                6.250% due 11/01/11..........      106,931
              Continental Airlines, Inc.,
                Pass Through Certificates
    229,078     6.648% due 09/15/17..........      203,156
    163,688     6.545% due 02/02/19..........      142,148
    265,000   Cox Communications, Inc.
                7.750% due 11/01/10..........      285,037
              DaimlerChrysler North America
                Holding Corporation,
                Company Guarantee
    220,000     7.200% due 09/01/09..........      220,983
    110,000     8.500% due 01/18/31..........      117,797
              Dayton Hudson Corporation,
                 Debentures
    180,000     6.750% due 01/01/28..........      179,451
    180,000     6.650% due 08/01/28..........      179,897
    120,000   Delphi Auto Systems Corporation,
                Debentures
                7.125% due 05/01/29..........      108,179
     55,000   Detroit Edison Company
                6.125% due 10/01/10**........       53,841
    160,000   DTE Energy Company
                7.050% due 06/01/11..........      164,510
              EOP Operating LP
    100,000     7.250% due 06/15/28..........       92,631
    245,000     7.500% due 04/19/29..........      233,331
    250,000   Equitable Life Assurance
                6.950% due 12/01/05++........      262,693
    640,000   Farmers Exchange Capital Insurance
                7.050% due 07/15/28++........      529,971
              Federated Department Stores,
                Debentures
     80,000     8.500% due 06/01/10**........       88,865
    335,000     6.900% due 04/01/29..........      307,955
    570,000   Florida Windstorm
                7.125% due 02/25/19++........      584,480

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
                                DECEMBER 31, 2001
  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
$   615,000   Ford Motor Company
                6.625% due 10/01/28..........  $   511,969
    230,000   General Motors
                Acceptance Corporation
                6.875% due 09/15/11..........      224,952
    185,000   General Motors
                Acceptance Corporation,
                8.000% due 11/01/31..........      187,163
    545,000   Goldman Sachs Group, Inc.
                6.875% due 01/15/11..........      561,742
    365,000   Hartford Life Insurance Company,
                Debentures
                7.650% due 06/15/27..........      387,342
    195,000   Hertz Corporation, Senior Notes
                7.625% due 08/15/07..........      199,432
    320,000   Honeywell International
                6.125% due 11/01/11**........      315,830
              Household Finance Corporation
    125,000     6.400% due 06/17/08..........      124,813
    290,000     8.000% due 07/15/10..........      314,920
     45,000     6.750% due 05/15/11..........       44,778
    330,000   Hyatt Equities LLC
                9.250% due 05/15/05++........      343,508
              Intermedia Communications,
     60,000    11.250% due 07/15/07^**.......       62,268
     70,000     8.600% due 06/01/08..........       72,188
    630,000   John Hancock, Notes
                7.375% due 02/15/24..........      636,886
    425,000   Kroger Company, Debentures
                7.700% due 06/01/29..........      456,031
    350,000   Lehman Brothers, Inc.,
                Senior Subordinate Notes
                7.125% due 07/15/02..........      358,344
    190,000   Lockheed Martin Corporation,
                 Company Guarantee
                7.750% due 05/01/26..........      207,100
    480,000   Lowe's Companies, Inc., Debentures
                6.875% due 02/15/28..........      478,219
    455,000   Marriott International
                7.000% due 01/15/08++........      457,728
              May Department Stores Company
     14,625     9.750% due 02/15/21..........       17,695
    560,000     6.700% due 09/15/28..........      540,428
     35,000     7.875% due 03/01/30..........       38,852
    175,000   MBNA America Bank NA
                6.500% due 06/20/06..........      173,511
              Metropolitan Life Insurance Company
    250,000     7.450% due 11/01/23..........      254,745
    250,000     7.800% due 11/01/25..........      254,815
    490,000   Midamerican Funding LLC
                6.750% due 03/01/11..........      469,302
              Nationwide Mutual Insurance
    250,000     7.500% due 02/15/24..........      224,678
    300,000     8.250% due 12/01/31++........      299,172

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
$   250,000   News America , Inc., Debentures
                7.280% due 06/30/28..........  $   232,793
    300,000   News America Holdings, Inc.,
                Senior Notes
                8.500% due 02/15/05**........      322,893
    410,000   Nisource Finance
                7.875% due 11/15/10..........      424,026
    125,000   Northrop Grumman Corporation
                7.750% due 02/15/31..........      134,505
    250,000   Peco Energy Transport Trust
                6.520% due 12/31/10..........      259,915
    280,000   Pharmacia Corporation, Debentures
                6.600% due 12/01/28..........      281,562
              Prime Property Funding II
    425,000     6.800% due 08/15/02++........      434,041
              Prudential Holdings LLC
    810,000     7.245% due 12/18/23..........      829,367
    410,000     8.695% due 12/18/23++........      426,470
              Qwest Capital Funding
    435,000     7.900% due 08/15/10..........      443,117
    100,000     7.750% due 02/15/31**........       96,438
              Raytheon Company
    155,000     8.200% due 03/01/06..........      168,356
    225,000     8.300% due 03/01/10**........      250,907
     55,000   Safeway, Inc.
                6.500% due 03/01/11**........       56,047
    180,000   Simon Property Group LP
                6.375% due 11/15/07..........      178,153
    105,000   Southwest Airlines Company,
                Pass-thru Certificates
                5.496% due 11/01/06..........      102,789
    215,000   Sun Microsystems, Inc., Senior Notes
                7.650% due 08/15/09..........      219,423
    130,000   TCI Communications, Inc., Debentures
                7.875% due 02/15/26..........      138,022
    305,000   Tenet Healthcare Corporation
                6.875% due 11/15/31++........      281,687
              Time Warner, Inc.,
    115,000     7.570% due 02/01/24..........      118,948
     90,000     6.625% due 05/15/29..........       84,093
     85,000   TRW, Inc.
                7.625% due 03/15/06..........       88,830
              US Airways, Inc.,
                Pass Through Certificates
    194,120     8.110% due 02/20/17..........      201,097
    370,000     8.020% due 02/05/19..........      374,518
    575,000   Verizon Corporation, Debentures
                6.940% due 04/15/28..........      575,955
    205,000   Washington Mutual, Inc.
                8.250% due 04/01/10..........      226,927
    160,000   Wellpoint Health Network
                6.375% due 06/15/06..........      163,912
    350,000   Williams Cos, Inc., Debentures
                7.500% due 01/15/31..........      338,919

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
                                DECEMBER 31, 2001
  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
$   634,202   World Financial Properties, Inc.,
                Pass Through Certificates
                6.950% due 09/01/13++........ $    639,593
    655,000   WorldCom, Inc., Senior Notes
                6.950% due 08/15/28..........      591,863
                                              ------------
              Total Corporate Fixed Income Securities
                (Cost $29,981,882)...........   30,206,872
                                              ------------

ASSET BACKED SECURITIES -- 4.4%
    450,000   America Express Credit Account
                5.530% due 10/15/08..........      460,008
    300,669   BMW Credit Corporation Trust
                6.650% due 02/25/03..........      302,612
    850,000   Carat (GM) 2000-1
                5.340% due 09/15/03..........      851,080
    525,000   Chase Credit Card Master Trust 2001
                5.500% due 11/17/08..........      534,608
              Citibank Credit Card Issuance Trust
    320,000     7.450% due 09/15/07..........      339,112
    770,000     6.875% due 11/16/09..........      825,584
    400,000   Connecticut RRB Special Purpose
                6.210% due 12/30/11..........      409,110
              Daimler Chrysler Auto Trust
    359,321     6.210% due 12/08/03..........      365,303
    900,000     3.710% due 07/06/04..........      908,488
    830,000     6.820% due 09/06/04..........      859,847
    395,000   Detroit Edison Securitization
                6.420% due 03/01/15..........      397,218
     45,411   First Security Auto Grantor Trust
                5.970% due 04/15/04..........       45,480
              Ford Credit Auto Owner Trust
    409,802     5.350% due 07/15/03..........      414,159
    365,000     6.740% due 06/15/04..........      377,101
    540,000   Honda Auto Lease Trust
                6.620% due 07/15/04..........      556,610
              MBNA Master Credit Card Trust
    540,000     7.350% due 07/16/07..........      583,621
    270,000     6.900% due 01/15/08..........      288,887
    285,000     5.900% due 08/15/11..........      289,112
    695,000   MMCA Automobile Trust
                7.000% due 06/15/04..........      713,322
              Nissan Auto Receivables Owner Trust
    235,796     6.710% due 03/17/03..........      237,450
    600,000     6.720% due 08/16/04..........      620,597
    325,000     4.800% due 02/15/07..........      328,964
    450,000   Peco Energy Trust
                7.625% due 03/01/10..........      496,331
    245,000   PSE&G Transitions Funding
                6.610% due 06/15/15..........      254,033
    179,421   Residential Asset Securities Corporation
                7.205% due 08/25/16..........      180,390
              Toyota Auto Receivables Owner Trust
    174,487     5.380% due 12/15/03..........      175,906
    900,000     3.770% due 07/15/04..........      908,878
                                              ------------
              Total Asset Backed Securities
                (Cost $12,367,176)...........   12,723,811
                                              ------------


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

U.S. TREASURY BILL -- 0.1%
$   455,000   5.250% due 04/18/02#........... $    452,736
                                              ------------
              Total U.S. Treasury Bill
                (Cost $452,552)..............      452,736
                                              ------------

REPURCHASE AGREEMENT -- 12.3%
 35,711,000   Agreement dated 12/31/01 with
                J.P. Morgan Securities Inc. 1.50%
                to be repurchased at $35,713,976
                on 01/02/02, collateralized by
                $38,250,000 U.S. Treasury Bonds
                5.25% due 02/15/29, market value
                $36,690,117..................   35,711,000
                                              ------------
              Total Repurchase Agreement
                (Cost $35,711,000)...........   35,711,000
                                              ------------
TOTAL INVESTMENTS
   (COST $317,381,750*)..............  113.6%  330,652,783
OTHER ASSETS AND LIABILITIES
   (NET).............................  (13.6)% (39,561,447)
                                       -----  ------------
NET ASSETS...........................  100.0% $291,091,336
                                       =====  ============

--------------------
*   Aggregate cost for federal tax purposes was $324,183,653.
**  Security on loan at December 31, 2001.
+   Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#   Security pledged as collateral for open futures contracts.
^   Zero coupon at December 31, 2001. The rate disclosed is the step-up rate.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
                                DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 98.5%
   AEROSPACE AND DEFENSE -- 0.6%
      5,900   Boeing Company.................  $   228,802
      4,100   General Dynamics Corporation...      326,525
      6,600   Lockheed Martin Corporation....      308,021
                                               -----------
                                                   863,348
                                               -----------

   AGRICULTURAL SERVICES -- 0.0%**
      2,000   Monsanto Company...............       67,600
                                               -----------

   BANKS -- 0.1%
      1,000   BB&T Corporation...............       36,110
        300   First Merit Corporation........        8,127
      3,200   Regions Financial Corporation..       96,128
      2,900   Southtrust Corporation.........       71,543
                                               -----------
                                                   211,908
                                               -----------

   BASIC INDUSTRY -- 3.0%
      5,000   Air Products and Chemicals, Inc.     234,550
      9,700   Alcan, Inc.....................      348,521
     30,800   Alcoa, Inc.....................    1,094,940
     15,900   Colgate-Palmolive Company......      918,225
     16,100   Dow Chemical Company...........      543,859
      5,500   Georgia-Pacific Corporation**..      151,855
      7,800   PPG Industries, Inc............      403,416
      9,500   Praxair, Inc...................      524,875
      2,400   Rohm and Haas Company..........       83,111
      1,000   Temple-Inland, Inc.............       56,730
      7,300   Visteon Corporation**..........      109,792
                                               -----------
                                                 4,469,874
                                               -----------

   BUILDING & CONSTRUCT PRODUCT-- 0.2%
     10,900   Masco Corporation..............      267,050
                                               -----------

   CAPITAL GOODS -- 0.7%
        200   Black & Decker Corporation.....        7,546
      6,000   Caterpillar, Inc...............      313,500
      2,100   Cooper Industries, Inc.........       73,332
      3,000   Eaton Corporation..............      223,230
      4,100   Emerson Electric Company.......      234,110
      5,300   Grainger (W.W.), Inc...........      254,400
                                               -----------
                                                 1,106,118
                                               -----------

   CASINO / GAMBLING -- 0.0%**
        500   Park Place
                Entertainment Corporation+...        4,585
                                               -----------

   CONSUMER STAPLES -- 6.4%
     37,600   Coca-Cola Company..............    1,772,840
     13,200   Gillette Company...............      440,880
     16,400   Kraft Foods, Inc...............      558,092
     18,500   PepsiCo, Inc...................      900,765
     63,500   Philip Morris Companies, Inc...    2,911,475
     21,700   Procter & Gamble Company.......    1,717,121
     18,700   Sysco Corporation..............      490,314
     14,000   Unilever NV, NY Shares.........      806,540
                                               -----------
                                                 9,598,027
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   CYCLICAL -- 2.0%
     55,100   Cendant Corporation+...........  $ 1,080,511
     12,000   Delphi Automotive
                Systems Corporation..........      163,920
      4,600   Ford Motor Company.............       72,312
      6,500   Goodrich Corporation...........      173,030
      1,600   Harley-Davidson, Inc...........       86,896
     12,500   Hasbro, Inc....................      202,875
      4,800   Johnson Controls, Inc..........      387,600
      7,300   Jones Apparel Group, Inc.+.....      242,141
      3,500   Lear Corporation+..............      133,490
     25,100   Mattel, Inc....................      431,720
                                               -----------
                                                 2,974,495
                                               -----------

   DIVERSIFIED -- 3.2%
      6,400   Danaher Corporation............      385,984
      6,600   Eastman Kodak Company..........      194,238
      4,800   Ingersoll-Rand Company.........      200,688
     51,700   Tyco International, Ltd........    3,045,130
     15,000   United Technologies Corporation      969,450
                                               -----------
                                                 4,795,490
                                               -----------

   DRUGS AND MEDICAL PRODUCTS -- 10.1%
     19,400   Abbott Laboratories............    1,081,550
        500   Allergan, Inc..................       37,525
     43,100   American Home
                Products Corporation.........    2,644,615
     24,900   Bristol-Myers Squibb Company...    1,269,900
      5,500   Cardinal Health, Inc...........      355,630
      9,600   Forest Laboratories, Inc.+.....      786,720
     39,900   Johnson & Johnson..............    2,358,091
     18,500   Lilly (Eli) and Company........    1,452,990
     14,000   Merck & Company, Inc...........      823,200
     65,800   Pfizer, Inc....................    2,622,130
      5,700   Pharmacia Corporation..........      243,105
     40,600   Schering-Plough Corporation....    1,453,886
      3,300   Vertex Pharmaceuticals, Inc.+..       81,147
                                               -----------
                                                15,210,489
                                               -----------

   ENERGY -- 4.8%
      2,000   Anadarko Petroleum Corporation.      113,700
      3,800   Baker Hughes, Inc..............      138,586
      8,200   Cooper Cameron Corporation+....      330,953
      9,200   Diamond Offshore Drilling, Inc.      279,680
     12,300   Dynegy Inc., Class A...........      313,650
     21,600   El Paso Corporation............      963,576
    112,800   Exxon Mobil Corporation........    4,433,040
      1,800   FirstEnergy Corporation........       62,892
     13,300   Royal Dutch Petroleum
                Company, NY Shares...........      651,966
        300   TXU Corporation................       14,145
                                               -----------
                                                 7,302,188
                                               -----------

   FINANCIAL SERVICES -- 13.6%
      9,100   AmeriCredit Corporation+.......      287,105
      3,800   Astoria Financial Corporation..      100,548

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                           ENDEAVOR SERIES TRUST
                     ENDEAVOR ENHANCED INDEX PORTFOLIO
                             DECEMBER 31, 2001

                                                  VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
FINANCIAL SERVICES -- (CONTINUED)
     10,200   Bank of New York Company, Inc..  $   416,160
     31,700   Bank One Corporation...........    1,237,885
      3,500   Banknorth Group, Inc...........       78,820
     17,800   Capital One Financial Corporation    960,310
    101,900   Citigroup, Inc.................    5,143,912
      1,900   Compass Bancshares, Inc........       53,770
     24,300   Countrywide Credit Industries, Inc.  995,571
     28,100   E*TRADE Group, Inc.+...........      288,025
     23,400   Fannie Mae.....................    1,860,300
     14,800   Freddie Mac....................      967,920
      4,800   Golden State Bancorp, Inc......      125,520
      6,700   Goldman Sachs Group, Inc.......      621,425
      7,600   GreenPoint Financial Corporation     271,700
      3,700   Hibernia Corporation, Class A..       65,823
      8,500   Household International, Inc...      492,490
      2,200   IndyMac Bancorp, Inc.+.........       51,436
      5,900   Instinet Group, Inc.+..........       59,295
      7,700   Lincoln National Corporation...      373,989
      1,400   Marshall & Ilsley Corporation..       88,592
      7,100   MBNA Corporation...............      249,920
      1,500   Merrill Lynch & Company, Inc...       78,180
      4,300   National Commerce
                Financial Corporation........      108,790
     13,000   PNC Financial Services Group...      730,600
     54,700   Schwab (Charles) Corporation...      846,209
     11,600   Stilwell Financial, Inc........      315,752
      1,500   SunTrust Banks, Inc............       94,050
      4,200   T. Rowe Price Group, Inc.......      145,866
      6,200   Torchmark Corporation..........      243,846
      4,800   Union Planters Corporation.....      216,625
     68,700   U.S. Bancorp...................    1,437,891
      6,100   Wachovia Corporation...........      191,296
     38,900   Washington Mutual, Inc.........    1,272,030
        800   Wilmington Trust Corporation...       50,647
                                               -----------
                                                20,522,298
                                               -----------

   HEALTH SERVICES -- 4.3%
     26,000   Amgen, Inc.+...................    1,467,440
     23,100   Baxter International, Inc......    1,238,853
     12,600   Becton, Dickinson & Company....      417,690
      2,500   C.R. Bard, Inc.................      161,250
      9,200   CIGNA Corporation..............      852,380
     11,100   Guidant Corporation+...........      552,780
     13,300   HCA, Inc.......................      512,582
     14,000   Human Genome Sciences, Inc.+...      472,080
      2,000   St. Jude Medical, Inc.+........      155,300
     10,000   Tenet Healthcare Corporation+..      587,200
                                              -----------
                                                 6,417,555
                                              -----------

   INSURANCE -- 3.7%
     19,700   AFLAC, Inc.....................      483,832
     23,300   Allstate Corporation...........      785,210
      7,800   Ambac Financial Group, Inc.....      451,308
     23,000   American International Group, Inc. 1,826,200
        200   Hartford Financial Services
                Group, Inc...................       12,566


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   INSURANCE -- (CONTINUED)
      5,500   Jefferson-Pilot Corporation....  $   254,485
      7,400   MBIA, Inc......................      396,862
     24,600   Metlife, Inc...................      779,328
      1,900   Protective Life Corporation....       54,967
      5,700   Prudential Financial, Inc.+....      189,183
     11,000   UnumProvident Corporation......      291,610
                                               -----------
                                                 5,525,551
                                               -----------

   MEDIA AND COMMUNICATIONS -- 2.9%
      4,400   Adelphia Communications
                Corporation, Class A+........      137,192
     57,300   AOL Time Warner, Inc.+.........    1,839,330
     18,900   Charter Communications, Inc.+..      310,527
     17,400   Gemstar-TV Guide
                International, Inc.+.........      481,980
     25,500   Liberty Media Corporation,
                Class A+.....................      357,000
     29,700   Viacom, Inc., Class B+.........    1,311,255
                                               -----------
                                                 4,437,284
                                               -----------

   OIL COMPANIES -- 1.8%
     24,800   ChevronTexaco Corporation......    2,222,328
      4,900   Phillips Petroleum Company.....      295,274
      7,600   Transocean Sedco Forex, Inc....      257,033
                                               -----------
                                                 2,774,635
                                               -----------

   PAPER AND ALLIED PRODUCTS -- 0.4%
      6,800   Kimberly-Clark Corporation.....      406,640
      4,400   Weyerhaeuser Company...........      237,952
                                               -----------
                                                   644,592
                                               -----------

   PAPER AND RELATED PRODUCTS -- 0.3%
      1,600   Bowater, Inc...................       76,320
     10,300   Conoco, Inc....................      291,490
        500   Willamette Industries, Inc.**..       26,060
                                               -----------
                                                   393,870
                                               -----------

   PRECISION INSTRUMENT -- 0.0%***
      1,600   Applera Corporation-
                Applied Biosystems Group.....       62,832
                                               -----------

   RETAIL -- 7.4%
     13,900   Abercrombie & Fitch Company,
                Class A+.....................      368,767
      2,100   Albertson's, Inc...............       66,129
     10,500   Bed Bath & Beyond, Inc.+.......      355,950
      2,800   Costco Wholesale Corporation+..      124,264
      1,000   CVS Corporation................       29,600
      3,100   eBay, Inc.+**..................      207,390
      4,300   Federated Department Stores, Inc.+   175,870
     50,100   Home Depot, Inc................    2,555,601
     11,200   Kohl's Corporation+............      788,928
      1,100   Lowe's Companies, Inc..........       51,051
      7,300   NIKE, Inc., Class B............      410,552
     26,200   Safeway, Inc.+.................    1,093,850

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                  ENDEAVOR ENHANCED INDEX PORTFOLIO
                          DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   RETAIL -- (CONTINUED)
     23,300   Target Corporation.............  $   956,465
     17,400   TJX Companies, Inc.............      693,564
     51,500   Wal-Mart Stores, Inc...........    2,963,825
      9,000   Walgreen Company...............      302,940
                                               -----------
                                                11,144,746
                                               -----------

   SERVICES -- 2.8%
     30,000   Comcast Corporation, Class A+..    1,080,000
      4,500   Fox Entertainment Group, Inc.,
                 Class A+....................      119,385
     10,500   Gannett Company, Inc...........      705,915
     11,300   Marriott International, Inc.,
                Class A......................      459,345
     29,800   McDonald's Corporation.........      788,806
      6,400   Starwood Hotels and Resorts
                Worldwide, Inc...............      191,040
     25,600   Waste Management, Inc..........      816,896
                                               -----------
                                                 4,161,387
                                               -----------

   TECHNOLOGY -- 19.6%
     15,600   Altera Corporation+............      331,032
      5,100   Ameren Corporation.............      215,730
      5,300   Analog Devices, Inc.+..........      235,267
     18,500   Applied Materials, Inc.+.......      741,850
      9,000   Automatic Data Processing, Inc.      530,100
     10,700   BEA Systems, Inc.+.............      164,887
      4,900   Citrix Systems, Inc.+..........      111,034
      4,900   Compaq Computer Corporation....       47,824
      1,800   Computer Sciences Corporation+.       88,164
     47,400   Dell Computer Corporation+.....    1,288,332
      6,000   Electronic Data Systems Corporation  411,300
      4,100   EMC Corporation+...............       55,104
    135,200   General Electric Company.......    5,418,816
     11,400   Hewlett-Packard Company........      234,156
        700   Honeywell International, Inc...       23,674
    107,500   Intel Corporation..............    3,380,875
     29,400   International Business
                Machines Corporation.........    3,556,224
      3,300   ITT Industries, Inc............      166,650
     25,800   JDS Uniphase Corporation+......      223,944
      3,700   Juniper Networks, Inc.+........       70,115
      3,500   Lattice Semiconductor Corporation+    71,995
      6,300   Linear Technology Corporation..      245,952
      2,700   Maxim Integrated Products, Inc.+     141,777
     84,900   Microsoft Corporation+.........    5,626,323
     63,400   Motorola, Inc..................      952,268
     16,700   NCR Corporation+...............      615,562
     75,400   Oracle Corporation+............    1,041,274
        400   PMC-Sierra, Inc.+..............        8,504
      8,800   QUALCOMM, Inc.+................      444,400
     16,300   Siebel Systems, Inc.+**........      456,074
     74,200   Sun Microsystems, Inc.+........      915,628
     24,100   Texas Instruments, Inc.........      674,800

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   TECHNOLOGY -- (CONTINUED)
      5,200   VeriSign, Inc.+................  $   197,808
      7,300   VERITAS Software Corporation+..      327,185
     14,800   Xilinx, Inc.+..................      577,940
                                               -----------
                                                29,592,568
                                               -----------

   TELECOMMUNICATIONS -- 7.4%
     12,600   American Tower Corporation,
                Class A+.....................      119,322
     46,200   AT&T Corporation...............      838,069
     28,900   AT&T Wireless Services, Inc.+..      415,293
     21,900   BellSouth Corporation..........      835,485
        700   Broadcom Corporation, Class A+.       28,686
     11,500   CIENA Corporation+.............      164,565
    146,500   Cisco Systems, Inc.+...........    2,653,115
      7,800   Nextel Communications, Inc.,
                Class A+.....................       85,487
     51,900   Qwest Communications
                International, Inc...........      733,347
     35,400   SBC Communications, Inc........    1,386,618
     29,500   Sprint Corporation (PCS Group)+      720,095
     48,600   Verizon Communications, Inc....    2,306,556
      1,100   Worldcom, Inc. - MCI Group.....       13,970
     56,500   WorldCom, Inc. -
                WorldCom Group+..............      795,520
                                               -----------
                                                11,096,128
                                               -----------

   TRANSPORTATION -- 0.9%
      3,400   AMR Corporation+...............       75,378
     16,100   Burlington Northern
                Santa Fe Corporation.........      459,333
        500   CSX Corporation................       17,525
     10,100   Delta Air Lines, Inc...........      295,526
      5,500   FedEx Corporation+.............      285,340
        500   GATX Corporation...............       16,260
        700   Norfolk Southern Corporation...       12,831
      2,000   Union Pacific Corporation......      114,000
                                               -----------
                                                 1,276,193
                                               -----------

   UTILITIES -- 2.3%
      6,300   Cinergy Corporation............      210,609
      8,300   CMS Energy Corporation.........      199,449
        700   Dominion Resources, Inc........       42,070
      8,700   DTE Energy Company.............      364,878
     22,500   Edison International+..........      339,750
     17,800   Entergy Corporation............      696,158
      4,200   FPL Group, Inc.................      236,880
     23,700   PG&E Corporation...............      455,988
      4,100   Pinnacle West Capital Corporation    171,585
      2,600   Potomac Electric Power Company.       58,682
      6,100   PPL Corporation................      212,585
      9,200   Progress Energy, Inc...........      414,276
      3,400   Wisconsin Energy Corporation...       76,704
      2,100   Xcel Energy, Inc...............       58,254
                                               -----------
                                                 3,537,868
                                               -----------
              Total Common Stock
                (Cost $153,293,976)..........  148,458,679
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                  ENDEAVOR ENHANCED INDEX PORTFOLIO
                          DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

U.S TREASURY OBLIGATIONS -- 2.2%
              U.S. Treasury Bill
$   484,000     1.735% due 02/21/02.......... $    482,877
     52,000     1.770% due 02/28/02..........       51,858
    509,000     1.640% due 03/14/02#.........      507,304
  1,185,000     1.660% due 03/14/02..........    1,181,050
    183,000     1.670% due 03/21/02**........      182,334
    694,000     1.710% due 03/21/02..........      691,474
    200,000   U.S. Treasury Notes
                6.250% due 07/31/02#.........      205,124
                                              ------------
              Total U.S Treasury Obligations
                (Cost $3,301,470)............    3,302,021
                                              ------------
TOTAL INVESTMENTS
   (COST $156,595,446*)..............  100.7%  151,760,700
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.7)%    (983,691)
                                       -----  ------------
NET ASSETS...........................  100.0% $150,777,009
                                       =====  ============

--------------------
     *  Aggregate cost for federal tax purposes was $158,351,445.
    **  Security on loan at December 31, 2001.
   ***  Amount represents less than 0.1%.
    +   Non-income producing security.
    #   Security pledged as collateral for open futures contracts.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                          ENDEAVOR SERIES TRUST
                      ENDEAVOR HIGH YIELD PORTFOLIO
                            DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES -- 90.8%
   AEROSPACE AND DEFENSE -- 0.5%
$   160,000   Alliant Techsystems, Inc.
                8.500% due 05/15/11..........  $   166,400
                                               -----------

   AUTOMOTIVES -- 3.6%
    245,000   American Axle and Manufacturing, Inc.
                9.750% due 03/01/09..........      251,125
     60,000   Collins and Aikman Products
                10.750% due 12/31/11++.......       60,450
    195,000   Dura Operating Corporation
                9.000% due 05/01/09**........      183,300
     80,000   Hayes Lemmerz International, Inc.
                11.875% due 06/15/06++.......       37,600
     75,000   Hayes Lemmerz International, Inc.,
                Company Guarantee
                9.125% due 07/15/07..........        3,375
    250,000   Lear Corporation
                8.110% due 05/15/09**........      255,803
    380,000   Navistar International
                9.375% due 06/01/06**........      399,000
     25,000   Oxford Automotive, Inc.,
                Company Guarantee
                10.125% due 06/15/07.........        3,250
                                               -----------
                                                 1,193,903
                                               -----------

   BROADCASTING AND MEDIA -- 13.1%
    130,000   Acme Television, Company Guarantee
                10.875% due 09/30/04.........      124,962
              Adelphia Communications,
                Senior Notes
    150,000     8.375% due 02/01/08..........      137,250
    120,000     9.375% due 11/15/09**........      115,350
    100,000   Albritton Communication, Inc.,
                Senior Subordinate Notes
                8.875% due 02/01/08..........      102,000
     50,000   Avalon Cable Holdings, LLP,
                Senior Discount Notes
                11.875% due 12/01/08^........       41,312
    220,000   Callahan Nordrhein
                14.000% due 07/15/10**.......      144,100
     25,000   Canwest Media, Inc.
                10.625% due 05/15/11.........       26,594
    475,000   Chancellor Media Corporation,
                Company Guarantee
                8.000% due 11/01/08..........      494,000
              Charter Communications
                Holdings LLC, Senior Discount Notes
    390,000     8.250% due 04/01/07..........      374,887
    110,000     9.920% due 04/01/11^.........       79,887
    150,000   Ekabel Hessen
                14.500% due 09/01/10.........       70,500
    260,000   Emmis Communications
                12.500% due 03/15/11^........      157,300
     90,000   Fox/Liberty Networks LLC, Senior Notes
                8.875% due 08/15/07..........       93,600


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   BROADCASTING AND MEDIA -- (CONTINUED)
$   175,000   Frontiervision LP,
                Senior Subordinate Notes
                11.000% due 10/15/06.........  $   180,469
              Granite Broadcasting Corporation,
                Senior Subordinate Notes
      9,000     10.375% due 05/15/05.........        7,920
     50,000     8.875% due 05/15/08..........       40,000
     90,000   Hollinger International Publishing,
                Company Guarantee
                9.250% due 03/15/07..........       88,650
              Lenfest Communications,
                Senior Subordinate Notes
     75,000     10.500% due 06/15/06.........       87,196
     50,000     8.250% due 02/15/08..........       53,032
    300,000   Lin Holdings Corporation,
                Senior Discount Notes
                10.000% due 03/01/08^**......      192,000
    240,000   Paxson Communications Corporation
                10.750% due 07/15/08**.......      251,700
    165,000   Primerica, Inc.
                8.875% due 05/15/11..........      148,500
    110,000   Quebecor Media, Inc.
                11.125% due 07/15/11**.......      117,425
    140,000   Radio One, Inc.
                8.875% due 07/01/11**........      144,200
    140,000   Spanish Broadcasting System
                9.625% due 11/01/09..........      138,600
    125,000   Telemundo Holdings, Inc.
                11.500% due 08/15/08^........      117,500
     75,000   Telewest Communication
                11.375% due 02/01/10^........       28,875
     20,000   Telewest Plc, Yankee Note
                9.875% due 02/01/10..........       14,400
    180,000   Time Warner Telecom LLC,
                Senior Notes
                9.750% due 07/15/08..........      144,450
    250,000   Transwestern Public Township
                Capital Corporation
                9.625% due 11/15/07..........      256,250
    165,000   UnitedGlobalCom, Inc.,
                Senior Discount Notes
                10.750% due 02/15/08^........       40,425
     65,000   XM Satellite Radio, Inc.
                14.000% due 03/15/10.........       50,375
    100,000   Young Broadcasting, Inc.,
                Company Guarantee
                8.750% due 06/15/07..........       91,250
    160,000   Young Broadcasting, Inc.
                8.500% due 12/15/08++**......      160,800
                                               -----------
                                                 4,315,759
                                               -----------

   BUILDING AND CONSTRUCTION -- 3.4%
    125,000   American Standard, Inc.
                7.125% due 02/15/03..........      126,875
    110,000   Atrium Companies, Inc.
                10.500% due 05/01/09.........      101,200

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                         ENDEAVOR SERIES TRUST
                     ENDEAVOR HIGH YIELD PORTFOLIO
                           DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   BUILDING AND CONSTRUCTION -- (CONTINUED)
$   215,000   Building Materials Corporation
                8.625% due 12/15/06..........  $   176,031
     60,000   D.R. Horton, Inc.
                9.375% due 03/15/11**........       61,500
    100,000   Formica Corporation,
                Senior Subordinate Notes
                10.875% due 03/01/09**.......       30,000
    100,000   Meritage Corporation
                9.750% due 06/01/11..........      103,125
    200,000   MMI Products, Inc.,
                Senior Subordinate Notes
                11.250% due 04/15/07**.......      184,500
              Nortek, Inc., Senior Notes
    140,000     9.250% due 03/15/07**........      142,800
    175,000     8.875% due 08/01/08..........      175,437
                                               -----------
                                                 1,101,468
                                               -----------

   CHEMICALS -- 2.6%
     95,000   Acetex Corporation
                10.875% due 08/01/09++**.....       94,525
     50,000   Avecia Group Plc, Company Guaranteed
                11.000% due 07/01/09**.......       47,500
    240,000   Huntsman ICI Chemicals
                10.125% due 07/01/09**.......      223,200
              Lyondell Chemical Company
     55,000     9.625% due 05/01/07..........       55,275
    180,000     9.875% due 05/01/07**........      179,550
     65,000     10.875% due 05/01/09.........       60,125
     75,000   Macdermid, Inc.
                9.125% due 07/15/11..........       76,500
     50,000   Noveon, Inc.
                11.000% due 02/28/11.........       52,500
     45,000   PCI Chemicals Canada, Inc.,
                Company Guarantee
                9.250% due 10/15/07+++.......       18,900
     35,000   Sterling Chemicals, Inc.,
                Company Guarantee
                12.375% due 07/15/06+++......       29,225
              Sterling Chemicals, Inc.,
                Senior Subordinate Notes
     40,000     11.750% due 08/15/06+++......        2,800
     50,000     11.250% due 04/01/07+++......        3,500
                                               -----------
                                                   843,600
                                               -----------

   COMMERCIAL SERVICES -- 2.0%
    225,000   Allied Waste North America, Inc.
                7.625% due 01/01/06..........      222,187
     60,000   Allied Waste North America, Inc.,
                Company Guarantee
                10.000% due 08/01/09**.......       61,500
     30,000   Continental Resources,
                Company Guarantee
                10.250% due 08/01/08.........       25,650
     80,000   Iron Mountain, Inc., Company Guarantee
                8.750% due 09/30/09..........       83,600


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   COMMERCIAL SERVICES -- (CONTINUED)
$   100,000   Pierce Leahy Corporation,
                Senior Subordinate Notes
                9.125% due 07/15/07..........  $   105,500
     80,000   Sovereign Specialty Chemicals
                11.875% due 03/15/10.........       76,700
              World Color Press, Inc.,
                Senior Subordinate Notes
     75,000     8.375% due 11/15/08..........       75,381
      5,000     7.750% due 02/15/09..........        4,908
                                               -----------
                                                   655,426
                                               -----------

   COMPUTER SERVICES AND SOFTWARE -- 0.9%
     50,000   Exodus Communications, Inc.
                11.625% due 07/15/10+++......        9,250
     80,000   Exodus Communications, Inc.,
                Senior Notes
                11.250% due 07/01/08+++......       14,800
              PSI Net, Inc., Senior Notes
     25,000     10.500% due 12/01/06+++......        1,937
     40,000     11.500% due 11/01/08+++......        3,000
     70,000     11.000% due 08/01/09+++......        5,250
              Unisys Corporation, Senior Notes
    145,000     8.125% due 06/01/06**........      145,725
    115,000     7.875% due 04/01/08**........      112,125
                                               -----------
                                                   292,087
                                               -----------

   CONSUMER GOODS -- 0.9%
     35,000   Fage Dairy Industries S.A., Senior Notes
                9.000% due 02/01/07..........       33,250
    185,000   Michael Foods, Inc.
                11.750% due 04/01/11.........      199,800
     75,000   Remington Product Company LLC
                11.000% due 05/15/06.........       57,375
                                               -----------
                                                   290,425
                                               -----------

   CONTAINERS -- 4.1%
    110,000   Ball Corporation, Company Guarantee
                8.250% due 08/01/08..........      116,050
              Gaylord Container Corporation,
                Senior Notes
     95,000     9.375% due 06/15/07..........       79,800
    115,000     9.750% due 06/15/07..........       96,600
     40,000   Huntsman Packaging Corporation
                13.000% due 06/01/10.........       40,200
    135,000   Kappa Beheer BV
                10.625% due 07/15/09.........      147,150
    320,000   Plastipak Holdings
                10.750% due 09/01/11++.......      336,000
    115,000   Riverwood International Company
                10.625% due 08/01/07**.......      120,750
    220,000   Riverwood International,
                Company Guarantee
                10.250% due 04/01/06.........      224,950
    165,000   Silgan Holdings, Inc.
                9.000% due 09/01/09**........      168,300
                                               -----------
                                                 1,329,800
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                         ENDEAVOR SERIES TRUST
                     ENDEAVOR HIGH YIELD PORTFOLIO
                           DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES --  (CONTINUED)
   DIVERSIFIED MANUFACTURING -- 1.2%
$    40,000   Actuant Corporation
                13.000% due 05/01/09.........  $    42,800
    145,000   Blount, Inc.
                7.000% due 06/15/05..........      104,400
    160,000   Dresser, Inc.
                9.375% due 04/15/11**........      163,200
    135,000   Samsonite Corporation
                10.750% due 06/15/08.........       94,500
                                               -----------
                                                   404,900
                                               -----------

   EDUCATIONAL -- 0.4%
    150,000   Kindercare Learning Centers, Inc.,
                Senior Subordinate Notes
                9.500% due 02/15/09..........      143,250
                                               -----------

   ELECTRONICS -- 1.5%
    105,000   AES Corporation
                8.875% due 02/15/11**........       86,100
    135,000   CMS Energy Corporation
                8.500% due 04/15/11**........      134,868
     95,000   Fisher Scientific International
                9.000% due 02/01/08..........       97,375
    155,000   Flextronics International, Ltd.
                9.875% due 07/01/10**........      162,750
                                               -----------
                                                   481,093
                                               -----------

   ENGINEERING AND TECHNOLOGY -- 1.9%
     50,000   Argo-Tech Corporation,
                Company Guarantee
                8.625% due 10/01/07..........       32,000
    305,000   General Binding Corporation,
                Company Guarantee
                9.375% due 06/01/08**........      245,525
    325,000   Moog, Inc., Senior Subordinate Notes
                10.000% due 05/01/06.........      330,687
                                               -----------
                                                   608,212
                                               -----------

   FINANCIAL -- 2.1%
    230,000   Commercial Mortgage
                Acceptance Corporation
                5.440% due 05/15/13..........      157,991
    195,000   Ono Finance Plc, Company Guarantee
                13.000% due 05/01/09.........      150,150
    265,000   Williams Scotsman, Inc.,
                Company Guarantee
                9.875% due 06/01/07..........      255,725
    125,000   Willis Corroon Corporation,
                Company Guarantee
                9.000% due 02/01/09..........      130,000
                                               -----------
                                                   693,866
                                               -----------

   HOTEL AND GAMING -- 12.0%
     60,000   Ameristar Casinos, Inc.
                Senior Subordinate Notess
                10.750% due 02/15/09.........       64,800


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   HOTEL AND GAMING -- (CONTINUED)
$    90,000   Argosy Gaming Company
                10.750% due 06/01/09.........  $    98,550
     65,000   Autotote Corporation, Series B
                12.500% due 08/15/10.........       71,500
    275,000   Aztar Corporation,
                Senior Subordinate Notes
                8.875% due 05/15/07..........      284,625
    235,000   Boyd Gaming Corporation
                9.250% due 08/01/09++........      239,700
     40,000   Boyd Gaming Corporation,
                Senior Subordinate Notes
                9.500% due 07/15/07..........       40,400
    260,000   Coast Hotels & Casino,
                Company Guarantee
                9.500% due 04/01/09..........      267,800
     15,000   Eldorado Resorts LLC,
                Senior Subordinate Notes
                10.500% due 08/15/06.........       14,550
    385,000   HMH Properties, Inc., Senior Notes
                8.450% due 12/01/08**........      359,975
    255,000   Hollywood Park, Inc.,
                Company Guarantee
                9.250% due 02/15/07..........      220,575
    110,000   Horseshoe Gaming Holdings,
                Company Guarantee
                8.625% due 05/15/09**........      113,712
    135,000   Mandalay Resort Group, Senior Notes
                9.500% due 08/01/08**........      141,412
    180,000   MGM Grand, Inc.
                9.750% due 06/01/07**........      188,550
    540,000   MGM Mirage
                8.375% due 02/01/11**........      533,250
    680,000   Park Place Entertainment,
                Senior Subordinate Notes
                8.875% due 09/15/08..........      688,500
     50,000   Prime Hospitality Corporation,
                Senior Subordinate Notes
                9.750% due 04/01/07..........       49,250
    185,000   Station Casinos, Inc.
                8.375% due 02/15/08..........      187,775
              Station Casinos, Inc.,
                Senior Subordinate Notes
    125,000     8.875% due 12/01/08**........      121,250
    165,000     9.875% due 07/01/10**........      167,062
     80,000   Vail Resorts, Inc.
                8.750% due 05/15/09++........       77,600
                                               -----------
                                                 3,930,836
                                               -----------
   INDUSTRIAL -- 4.6%
     75,000   Allied Waste of North America
                8.875% due 04/01/08..........       77,063
    395,000   American Standard Companies, Inc.,
                Company Guarantee
                7.375% due 02/01/08..........      395,000
     45,000   American Standard, Inc.
                7.625% due 02/15/10**........       45,000
     65,000   Applied Extrusion Technologies
                10.750% due 07/01/11**.......       68,738

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                    ENDEAVOR HIGH YIELD PORTFOLIO
                          DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES --  (CONTINUED)
   INDUSTRIAL -- (CONTINUED)
$    25,000   Blount, Inc.
                13.000% due 08/01/09.........  $    11,125
     55,000   Completel Europe NV,
                Company Guarantee
                14.000% due 02/15/09^........        6,050
    110,000   D.R. Horton, Inc.,
                Senior Subordinate Notes
                9.750% due 09/15/10**........      114,675
     75,000   International Knife & Saw, Inc.,
                Senior Subordinate Notes
                11.375% due 11/15/06+++......        1,875
    160,000   Jorgensen (Earle M.) Company,
                Senior Notes
                9.500% due 04/01/05..........      153,600
    190,000   K & F Industries,
                Senior Subordinate Notes
                9.250% due 10/15/07..........      185,250
     85,000   Luscar Coal, Ltd.
                9.750% due 10/15/11++........       87,975
     84,357   NRG South Central LLC
                8.962% due 03/15/16..........       84,998
     80,000   Numatics, Inc., Company Guarantee
                9.625% due 04/01/08..........       28,000
     70,000   P&L Coal Holdings Corporation
                8.875% due 05/15/08..........       74,900
              Spectrasite Holdings, Inc.,
                Senior Discount Notes
     55,000     12.000% due 07/15/08^........       17,050
    225,000     11.250% due 04/15/09^........       58,500
     82,500   Synthetic Industries, Inc.
                17.000% due 06/14/08+++......       24,750
     50,000   Thermadyne Holdings Corporation,
                Company Guarantee
                9.875% due 06/01/08+++**.....       18,750
     85,000   Thermadyne Holdings Corporation,
                Debentures
                12.500% due 06/01/08^+++.....           42
     75,000   US Timberlands, Senior Notes
                9.625% due 11/15/07..........       50,250
     30,000   Venture Holdings Trust, Senior Notes
                9.500% due 07/01/05..........       22,800
                                               -----------
                                                 1,526,391
                                               -----------

   MACHINERY AND MATERIAL HANDLING -- 2.6%
    170,000   Agco Corporation
                9.500% due 05/01/08**........      177,650
              Buckeye Technologies, Inc.,
                Senior Subordinate Notes
     35,000     8.500% due 12/15/05..........       33,775
    100,000     8.000% due 10/15/10..........       92,500
     85,000   Columbus McKinnon Corporation,
                Company Guarantee
                8.500% due 04/01/08..........       76,075
    120,000   Manitowoc Company, Inc.
                10.375% due 05/15/11++.......      111,253
    105,000   Motors and Gears, Inc., Senior Notes
                10.750% due 11/15/06.........       91,350


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   MACHINERY AND MATERIAL HANDLING -- (CONTINUED)
              Terex Corporation
$   125,000     10.375% due 04/01/11 ........  $   130,000
    150,000     8.875% due 04/01/08**........      149,813
                                               -----------
                                                   862,416
                                               -----------

   MEDIA - CABLE TELEVISION -- 1.6%
    120,000   Adelphia Communications Corporation
                Zero coupon due 01/15/08.....       57,750
    125,000   Lin Television Corporation
                8.000% due 01/15/08**........      125,938
    150,000   Mediacom Broadband LLC
                11.000% due 07/15/13.........      164,625
     95,000   Mediacom LLC, Senior Notes
                9.500% due 01/15/13**........       98,563
     50,000   Ono Finance Plc
                14.000% due 02/15/11.........       39,437
    100,000   United Pan Europe Comm NV,
                Senior Notes
                10.875% due 08/01/09.........       13,000
              United Pan Europ Comm, Series B
     40,000     11.250% due 02/01/10.........        5,200
     65,000     13.750% due 02/01/10^........        5,200
                                               -----------
                                                   509,713
                                               -----------

   MEDICAL SERVICES AND SUPPLIES -- 4.2%
     30,000   Alaris Medical, Inc.
                11.625% due 12/01/06++.......       32,400
     85,000   Alliance Imaging
                10.375% due 04/15/11.........       90,100
    150,000   Beverly Enterprises, Inc.
                9.625% due 04/15/09..........      157,500
    280,000   Fresenius Med Cap Trust
                7.875% due 02/01/08..........      280,700
    250,000   HCA-The Healthcare Company
                7.875% due 02/01/11..........      257,500
    175,000   Insight Health Services, Inc.
                9.875% due 11/01/11++........      182,875
    100,000   Prime Medical Services, Inc.,
                Company Guarantee
                8.750% due 04/01/08..........       92,500
    285,000   Triad Hospitals, Inc.
                8.750% due 05/01/09..........      297,825
                                               -----------
                                                 1,391,400
                                               -----------

   OIL AND GAS -- 6.5%
    265,000   Belden and Blake Corporation
                9.875% due 06/15/05..........      218,625
    360,000   Chesapeake Energy Corporation
                8.125% due 04/01/11..........      349,200
     25,000   Clark R&M, Inc., Senior Notes
                8.625% due 08/15/08..........       21,500
     40,000   Compass Minerals Group
                10.000% due 08/15/11++.......       41,500
     45,000   Forest Oil Corporation
                8.000% due 12/15/11++........       45,000
    110,000   Grant Prideco, Inc., Senior Notes
                9.625% due 12/01/07..........      109,175

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                         ENDEAVOR SERIES TRUST
                     ENDEAVOR HIGH YIELD PORTFOLIO
                           DECEMBER 31, 2001

  PRINCIPAL                                       VALUE
   AMOUNT                                        (NOTE 1)
  --------                                     ----------

CORPORATE FIXED INCOME SECURITIES --  (CONTINUED)
   OIL AND GAS -- (CONTINUED)
$   225,000   Gulfmark Offshore, Inc.
                8.750% due 06/01/08..........  $   214,875
     85,000   Mission Resources Corporation
                10.875% due 04/01/07.........       76,500
     35,000   Ocean Rig Norway AS
                10.250% due 06/01/08.........       30,450
    421,000   P&L Coal Holdings Corporation,
                Series B, Company Guarantee
                9.625% due 05/15/08**........      451,522
     55,000   Pioneer Natural Resources
                9.625% due 04/01/10**........       60,912
     95,000   Sesi, LLC
                8.875% due 05/15/11..........       89,300
     60,000   Stone Energy Corporation
                8.250% due 12/15/11++**......       60,150
    175,000   Tesoro Petroleum Corporation
                9.000% due 07/01/08..........      176,313
     25,000   Triton Energy, Ltd.
                8.875% due 10/01/07++........       27,750
    175,000   Westport Resources Corporation
                8.250% due 11/01/11++**......      176,750
                                               -----------
                                                 2,149,522
                                               -----------

   PAPER PRODUCTS -- 1.0%
    110,000   Appleton Papers, Inc.
                12.500% due 12/15/08++.......      105,600
    100,000   Buckeye Cellulose
                9.250% due 09/15/08**........       99,000
    130,000   Fibermark, Inc.
                10.750% due 04/15/11.........      117,000
                                               -----------
                                                   321,600
                                               -----------

   RETAIL -- 5.2%
    150,000   Advance Stores Company, Inc.
                10.250% due 04/15/08++**.....      152,250
     80,000   Duane Reade, Inc., Company Guarantee
                9.250% due 02/15/08..........       78,800
      5,000   Euramax International
                11.250% due 10/01/06.........        4,775
     75,000   Finlay Enterprises, Inc.,
                Company Guarantee
                9.000% due 05/01/08..........       66,750
    152,000   Finlay Fine Jewelry Corporation
                8.375% due 05/01/08..........      136,040
    185,000   Fleming Companies, Inc.
                10.125% due 04/01/08.........      186,850
    165,000   Gap, Inc.
                8.800% due 12/15/08++**......      141,075
    215,000   J Crew Operating Corporation,
                Senior Subordinate Notes
                10.375% due 10/15/07.........      176,300
              Jitney-Jungle Stores of America, Inc.,
                Company Guarantee
     65,000     12.000% due 03/01/06+++......           81
     10,000     10.375% due 09/15/07+++......           12


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

   RETAIL -- (CONTINUED)
$   245,000   K-Mart Corporation
                9.375% due 02/01/06**........  $   201,513
    200,000   Southland Corporation,
                Senior Subordinate Debentures
                5.000% due 12/15/03..........      191,478
    370,000   United Stationers Supply,
                Senior Subordinated Notes
                8.375% due 04/15/08..........      373,700
                                               -----------
                                                 1,709,624
                                               -----------

   STEEL -- 2.2%
    155,000   AK Steel Corporation, Senior Notes
                9.125% due 12/15/06**........      158,875
    200,000   Century Aluminum Company
                11.750% due 04/15/08**.......      207,000
     85,000   Commonwealth Aluminum,
                Senior Subordinate Notes
                10.750% due 10/01/06.........       85,850
     80,000   Kaiser Aluminum & Chemical
                Corporation, Senior Notes
                9.875% due 02/15/02**........       79,600
     55,000   Russell Metals, Inc.
                10.000% due 06/01/09 ........       54,725
    250,000   WCI Steel, Inc., Senior Notes
                10.000% due 12/01/04.........      130,625
                                               -----------
                                                   716,675
                                               -----------

   TELEPHONE AND COMMUNICATIONS -- 10.9%
    225,000   Alamosa PCS Holdings, Inc.
                12.875% due 02/15/10^........      139,500
              Allegiance Telecom, Inc.,
                Senior Discount Notes
    170,000     11.750% due 02/15/08^........       74,800
     40,000     12.875% due 05/15/08**.......       29,600
    175,000   American Cellular Corporation
                9.500% due 10/15/09..........      169,750
    100,000   American Tower Corporation,
                Senior Notes
                9.375% due 02/01/09**........       79,250
    145,000   AT&T Wireless Services, Inc.
                7.875% due 03/01/11**........      154,556
    175,000   Centennial Cellular,
                Senior Subordinate Notes
                10.750% due 12/15/08**.......      147,000
    180,000   Colt Telecom Group Plc,
                Senior Discount Notes
                12.000% due 12/15/06**.......      158,400
    210,000   Crown Castle International
                Corporation, Senior Notes
                10.750% due 08/01/11**.......      205,275
     65,000   Dobson Communications Corporation,
                Senior Discount Notes
                10.875% due 07/01/10.........       68,250
              Dolphin Telecom Plc,
                Senior Discount Notes
    125,000     11.500% due 06/01/08^+++.....           13
     10,000     14.000% due 05/15/09^+++.....            1

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                    ENDEAVOR HIGH YIELD PORTFOLIO
                          DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

CORPORATE FIXED INCOME SECURITIES --  (CONTINUED)
   TELEPHONE AND COMMUNICATIONS -- (CONTINUED)
$   310,000   Echostar Broadband Corporation
                10.375% due 10/01/07.........  $   327,050
     70,000   Energis Plc
                9.750% due 06/15/09..........       55,300
              Focal Communications Corporation,
                Series B, Senior Notes
     55,000     12.125% due 02/15/08^........       17,050
     30,000     11.875% due 01/15/10.........       12,300
              Global Crossing Holdings, Ltd.
    100,000     8.700% due 08/01/07..........        8,500
     10,000     9.500% due 11/15/09..........        1,100
     15,000   Global Telesystems Inc.
                10.875% due 06/15/08+++......           38
    200,000   GT Group Telecom
                13.125% due 02/01/10^........       26,000
     15,000   Hermes Europe Railtel BV,
                Senior Notes
                10.375% due 01/15/09+++......        1,388
    140,000   Hyperion Telecommunications,
                Senior Subordinate Notes
                12.000% due 11/01/07.........        5,600
     60,000   ICG Holdings, Inc.,
                Company Guarantee
                12.500% due 05/01/06+++......        3,900
    175,000   Insight Midwest LP
                9.750% due 10/01/09..........      184,625
    125,000   ITC Deltacom, Inc., Senior Notes
                9.750% due 11/15/08..........       46,250
     85,000   Jazztel Plc, Senior Notes
                14.000% due 04/01/09.........       42,925
     50,000   L-3 Communications Corporation,
                Series B
                8.000% due 08/01/08..........       51,125
    105,000   L-3 Communications, Inc.,
                Senior Subordinate Notes
                10.375% due 05/01/07**.......      112,481
    100,000   McCaw International, Ltd.
                13.000% due 04/15/07^........        5,000
     35,000   Metronet Communications, Inc.,
                Senior Discount Note
                9.950% due 06/15/08^.........       17,632
     75,000   Millicom International Cellular, Inc.,
                Senior Discount Notes
                13.500% due 06/01/06.........       49,500
     85,000   MJD Communications, Inc.,
                Senior Subordinate Notes
                9.500% due 05/01/08..........       72,250
    140,000   Nextel Communications
                9.500% due 02/01/11..........      107,100
    400,000   Nextel International, Inc., Senior Notes
                9.950% due 02/15/08^.........      275,000
     70,000   Nextel Partners, Inc.
                12.500% due 11/15/09.........       61,600


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
   TELEPHONE AND COMMUNICATIONS -- (CONTINUED)
$   115,000   Nextlink Communications,
                Senior Notes
                10.750% due 06/01/09.........  $    14,375
              NTL, Inc., Senior Notes
    200,000     9.750% due 04/01/08^.........       56,000
    200,000     12.375% due 10/01/08^**......       50,000
     45,000   PTC International Finance II S.A.
                11.250% due 12/01/09**.......       44,775
    105,000   Rural Cellular Corporation,
                Senior Notes
                9.625% due 05/15/08..........      108,150
     35,000   Spectrasite Holdings, Inc.
                10.750% due 03/15/10**.......       17,850
    165,000   Tele1 Europe B.V., Senior Notes
                13.000% due 05/15/09.........       59,400
     75,000   Telecorp PCS, Inc.
                10.625% due 07/15/10.........       85,688
              Telewest Communication Plc
     40,000     9.625% due 10/01/06..........       27,400
     45,000     11.000% due 10/01/07^........       32,400
    255,000     9.250% due 04/15/09^**.......      112,519
     30,000   Triton PCS, Inc., Company Guarantee
                11.000% due 05/01/08^**......       27,150
    135,000   Triton PCS, Inc.,
                Senior Subordinated Notes
                8.750% due 11/15/11++........      135,000
     49,000   Voicestream Wire Company
                10.375% due 11/15/09.........       55,957
     30,000   Western Wireless, Inc.,
                Senior Subordinate Notes
                10.500% due 02/01/07.........       30,900
     90,000   Worldwide Fiber, Inc.
                12.000% due 08/01/09+++......          113
                                               -----------
                                                 3,567,786
                                               -----------

   TEXTILES AND HOME FURNISHINGS -- 1.1%
    135,000   Sealy Mattress Company
                9.875% due 12/15/07++........      135,000
    155,000   Simmons Company,
                Senior Subordinate Notes
                10.250% due 03/15/09.........      156,550
              Westpoint Stevens, Inc.
    120,000     7.875% due 06/15/05..........       38,700
    125,000     7.875% due 06/15/08**........       36,875
                                               -----------
                                                   367,125
                                               -----------

   THEATERS -- 0.7%
    225,000   AMC Entertainment, Inc.,
                Senior Subordinated Notes
                9.500% due 02/01/11..........      218,813
                                               -----------
              Total Corporate Fixed Income Securities
                (Cost $32,239,361)...........   29,792,090
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                         ENDEAVOR SERIES TRUST
                     ENDEAVOR HIGH YIELD PORTFOLIO
                           DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 0.0%***
      3,750   Completel Europe NV+...........  $     3,529
      3,209   Metal Management+..............        7,381
        982   Versatel Telecom
                International NV, ADR+**.....          933
          7   Viatel, Inc.+..................           --
                                               -----------
              Total Common Stock
                (Cost $54,172)...............       11,843
                                               -----------

PREFERRED STOCK -- 1.5%
     72,000   Crown Castle International Corporation
                12.750% due 12/15/10.........       39,600
    361,200   CSC Holdings, Inc., Series M
                11.125% due 04/01/08.........      381,066
     52,600   Global Crossing Holdings, Ltd.
                10.500% due 12/01/08.........          526
      1,400   Primedia, Inc., Series H
                8.625% due 4/01/10...........       64,400
                                               -----------
              Total Preferred Stock
                (Cost $621,165)..............      485,592
                                               -----------

WARRANTS -- 0.0%***
        200   GT Group Telecom
                Expires 02/01/10+............        1,000
        145   Jazztel Plc
                Expires 04/01/2009+..........        2,719
              Ono Finance Plc
        170     Expires 05/31/2009+..........          850
         50     Expires 3/16/2011+...........          500
         40   Pliant Corporation
                Expires 06/01/10+............           60
         65   Xm Satellite Radio
                Expires 03/15/10+............        1,950
                                               -----------
              Total Warrants
                (Cost $40,266)...............        7,079
                                               -----------


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

SHORT TERM OBLIGATIONS -- 5.3%
$ 1,746,000   Federal Mortgage Corporation
                1.490% due 01/02/02..........  $ 1,745,928
                                               -----------
              Total Short Term Obligations
                (Cost $1,745,928)............    1,745,928
                                               -----------
TOTAL INVESTMENTS
   (COST $34,700,892*)...............    97.6%  32,042,532
OTHER ASSETS AND LIABILITIES
   (NET).............................     2.4%     788,531
                                        -----  -----------
NET ASSETS...........................   100.0% $32,831,063
                                        =====  ===========

-------------------
*   Aggregate cost for federal tax purposes was $34,729,444.
**  Security on loan at December 31, 2001.
*** Amount represents less than 0.1%.
+   Non-income producing security.
++ Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++ Security in default as of December 31, 2001.
^ Zero coupon security as of December 31, 2001. The coupon shown is the step-up rate.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
                  ENDEAVOR JANUS GROWTH PORTFOLIO
                         DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 91.7%
   CASINO / GAMBLING -- 1.4%
    207,920   MGM Mirage, Inc.+.............. $  6,002,650
                                              ------------

   COMPUTER SERVICES AND SOFTWARE -- 12.5%
    128,255   Brocade Communications
                Systems, Inc.+...............    4,247,806
     83,895   Check Point Software
                Technologies, Ltd.+..........    3,346,572
  1,158,795   Cisco Systems, Inc.+...........   20,985,777
     31,630   McDATA Corporation, Class B+...      794,229
    174,556   Microsoft Corporation+.........   11,567,826
    171,370   Network Appliance, Inc.+.......    3,747,862
    289,635   Oracle Corporation+............    3,999,859
    127,405   VERITAS Software Corporation+..    5,710,292
                                              ------------
                                                54,400,223
                                              ------------

   DIVERSIFIED OPERATIONS -- 10.6%
    957,750   General Electric Company.......   38,386,620
    129,160   Tyco International, Ltd........    7,607,524
                                              ------------
                                                45,994,144
                                              ------------

   DRUGS AND MEDICAL PRODUCTS -- 12.2%
     76,505   American Home
                Products Corporation.........    4,694,347
    149,700   Amgen, Inc.+...................    8,449,068
      1,735   Andrx Group+...................      122,161
     29,560   Cerner Corporation+............    1,475,931
     46,345   Forest Laboratories, Inc.+.....    3,797,973
    155,160   Genentech, Inc.+...............    8,417,430
    123,440   McKesson Corporation...........    4,616,656
    301,235   Medtronic, Inc.................   15,426,244
     98,460   Teva Pharmaceutical Industries, Ltd.,
                Sponsored ADR................    6,068,090
                                              ------------
                                                53,067,900
                                              ------------

   ELECTRONICS -- 13.1%
    570,295   ASML Holding NV+...............    9,723,530
    275,675   JDS Uniphase Corporation+......    2,392,859
    246,048   Maxim Integrated Products, Inc.+  12,919,981
     20,660   PMC-Sierra, Inc.+..............      439,232
    279,445   Teradyne, Inc.+................    8,422,472
    272,380   Vitesse Semiconductor Corporation+ 3,385,683
    499,292   Xilinx, Inc.+..................   19,497,353
                                              ------------
                                                56,781,110
                                              ------------

   FINANCIAL -- 4.6%
     88,180   Citigroup, Inc.................    4,451,326
    171,755   Merrill Lynch & Company, Inc...    8,951,871
    423,280   Schwab (Charles) Corporation...    6,548,142
                                              ------------
                                                19,951,339
                                              ------------

   HOUSEHOLD PRODUCTS / WARE -- 1.0%
     72,960   Colgate-Palmolive Company......    4,213,440
                                              ------------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   INSURANCE -- 1.7%
    102,270   AFLAC, Inc..................... $  2,511,751
     60,070   American International Group, Inc. 4,769,558
                                              ------------
                                                 7,281,309
                                              ------------

   INTERNET SERVICES -- 5.1%
    312,956   eBay, Inc.+**..................   20,936,756
    143,685   Openwave Systems, Inc.+........    1,406,676
                                              ------------
                                                22,343,432
                                              ------------

   MEDIA AND COMMUNICATIONS -- 15.9%
    670,063   AOL Time Warner, Inc.+.........   21,509,022
    241,255   Clear Channel
                Communications, Inc.+........   12,282,292
    896,608   Liberty Media Corporation,
                Class A+ ....................   12,552,512
    512,710   Viacom, Inc., Class B+.........   22,636,147
                                              ------------
                                                68,979,973
                                              ------------

   RETAIL -- 7.8%
    103,967   Costco Wholesale Corporation+..    4,614,056
    396,517   Home Depot, Inc................   20,226,332
    288,375   Tiffany & Company**............    9,075,161
                                              ------------
                                                33,915,549
                                              ------------

   TELECOMMUNICATIONS -- 5.8%
    165,941   Comcast Corporation, Class A+..    5,973,876
    342,735   EchoStar Communications
                Corporation, Class A+........    9,414,931
    407,561   Nokia Corporation, Sponsored ADR   9,997,471
                                              ------------
                                                25,386,278
                                              ------------
              Total Common Stock
                (Cost $427,517,381)..........  398,317,347
                                              ------------
  PRINCIPAL
   AMOUNT
-----------

COMMERCIAL PAPER-- 8.3%
$22,000,000   Federal Mortgage Corporation
                1.510% due 01/02/02..........   21,999,077
 14,200,000   Tyco Capital Corporation
                1.780% due 01/02/02..........   14,199,298
                                              ------------
              Total Commercial Paper
                (Cost $36,198,375)...........   36,198,375
                                              ------------
TOTAL INVESTMENTS
   (COST $463,715,756*)..............  100.0%  434,515,722
OTHER ASSETS AND LIABILITIES
   (NET).............................    0.0%      141,222
                                              ------------
NET ASSETS...........................  100.0% $434,656,944
                                       =====  ============

----------------
    *   Aggregate cost for federal tax purposes was $465,364,850.
   **   Security on loan at December 31, 2001.
    +   Non-income producing security

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                      ENDEAVOR SERIES TRUST
                 ENDEAVOR MONEY MARKET PORTFOLIO
                        DECEMBER 31, 2001

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

COMMERCIAL PAPER -- 56.1%
$10,000,000   Abbey National North
                American Corporation
                1.880% due 02/01/02#......... $  9,983,811
  8,340,000   AIG Funding, Inc.
                1.763% due 01/18/02#.........    8,333,068
              American Honda Finance Corporation
  5,000,000     2.057% due 01/28/02#.........    4,992,312
  5,000,000     1.936% due 01/29/02#.........    4,992,494
              ANZ (Delaware), Inc.
  4,500,000     2.039% due 02/11/02#.........    4,489,596
  8,100,000     1.758% due 03/11/02#.........    8,072,831
  9,820,000   Barclays US Funding Corporation
                1.822% due 01/04/02#.........    9,818,511
  7,000,000   BP America, Inc.
                2.100% due 01/02/02#.........    6,999,592
  6,500,000   Caterpillar Finance Service
                1.870% due 01/14/02#.........    6,495,611
  6,625,000   CBA (Delaware) Finance
                2.040% due 02/15/02#.........    6,608,189
  8,820,000   Ciesco LP
                1.902% due 01/07/02#.........    8,817,207
 11,000,000   CIT Group
                2.287% due 02/13/02#.........   10,970,175
              FCAR Owner Trust
  5,000,000     2.076% due 01/02/02#.........    4,999,712
  6,800,000     1.996% due 01/03/02#.........    6,799,248
  5,000,000   General Electric Capital Corporation
                1.975% due 01/16/02#.........    4,995,896
  6,000,000   Goldman Sachs and Group, Inc.
                1.947% due 01/11/02#.........    5,996,767
 11,000,000   Household Finance Company
                2.722% due 01/04/02#.........   10,997,525
  7,000,000   New Century Asset Trust
                1.850% due 01/23/02#.........    6,992,086
              Texaco, Inc.
  5,000,000     1.943% due 01/03/02#.........    4,999,461
  8,620,000     1.964% due 01/08/02#.........    8,616,715
 12,000,000   Toronto Dominion Holdings
                2.034% due 01/02/02#.........   11,999,323
              Verizon Network Funding
  7,500,000     1.754% due 01/24/02#.........    7,491,615
  4,300,000     1.885% due 01/29/02#.........    4,293,712
              Wells Fargo Financial, Inc.
  8,940,000     1.850% due 02/06/02#.........    8,923,461
  4,000,000     2.030% due 02/14/02#.........    3,990,076
                                              ------------
              Total Commercial Paper
                (Cost $181,668,994)..........  181,668,994
                                              ------------


  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------

U.S. GOVERNMENT AGENCY SECURITIES -- 30.0%
              Fannie Mae
$ 5,000,000     3.273% due 01/31/02#......... $  4,986,542
 13,000,000     3.347% due 01/31/02#.........   12,964,250
  9,850,000     1.754% due 02/07/02#.........    9,832,284
 10,000,000     1.717% due 03/07/02#.........    9,969,125
  6,795,000     3.957% due 03/08/02#.........    6,747,288
  3,000,000     4.055% due 03/08/02#.........    2,978,550
 20,000,000   Freddie Mac
                2.400% due 02/28/02#.........   19,922,667
              FHLMC
 20,000,000     2.293% due 01/10/02#.........   19,988,600
  4,148,000     1.724% due 02/05/02#.........    4,141,064
  5,900,000     2.010% due 02/21/02#.........    5,883,283
                                              ------------
              Total U.S. Government Agency Securities
                (Cost $97,413,653)...........   97,413,653
                                              ------------

CERTIFICATES OF DEPOSIT (YANKEE) -- 11.4%
 11,000,000   Bank of America
                2.470% due 01/07/02..........   11,000,000
 10,000,000   BNP Paribas
                3.760% due 04/12/02..........   10,000,000
  5,000,000   Chase Manhattan Bank
                1.750% due 03/13/02..........    5,000,000
 11,000,000   Lasalle Bank
                2.310% due 01/09/02..........   11,000,000
                                              ------------
              Total Certificates of Deposit (Yankee)
                (Cost $37,000,000)...........   37,000,000
                                              ------------
TOTAL INVESTMENTS
   (COST $316,082,647*)..............    97.5% 316,082,647
OTHER ASSETS AND LIABILITIES
   (NET).............................     2.5%   7,982,825
                                       -----  ------------
NET ASSETS...........................  100.0% $324,065,472
                                       =====  ============

-------------------------
    *   Aggregate cost for federal tax purposes.
    #   Rate represents annualized discount yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                      ENDEAVOR SERIES TRUST
                    JENNISON GROWTH PORTFOLIO
                        DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 96.5%
   ADVERTISING AGENCY -- 1.9%
      7,400   Omnicom Group, Inc.............  $   661,190
                                               -----------

   AEROSPACE AND DEFENSE -- 1.0%
      3,400   Northrop Grumman Corporation...      342,754
                                               -----------

   BEVERAGES -- 2.6%
     18,100   PepsiCo, Inc...................      881,289
                                               -----------

   BROADCAST, RADIO & TV -- 2.7%
     42,000   Liberty Media Corporation, Class A+  588,000
      7,800   Univision Communications, Inc.,
                Class A+.....................      315,588
                                               -----------
                                                   903,588
                                               -----------

   COMPUTER SERVICES AND SOFTWARE-- 15.7%
     31,600   Cisco Systems, Inc.+...........      572,481
     23,400   Dell Computer Corporation+.....      636,012
      2,600   eBay, Inc.+....................      173,940
      6,200   Hewlett-Packard Company........      127,348
     28,400   Intel Corporation..............      893,180
      8,600   International Business
                Machines Corporation.........    1,040,256
     18,000   Microsoft Corporation+.........    1,192,860
     20,400   Oracle Corporation+............      281,724
      1,200   SAP AG, Sponsored ADR..........       38,316
     32,900   Sun Microsystems, Inc.+........      405,986
                                               -----------
                                                 5,362,103
                                               -----------

   COSMETICS / PERSONAL CARE -- 0.8%
      8,300   Gillette Company...............      277,220
                                               -----------

   DIVERSIFIED OPERATIONS -- 2.6%
     15,300   Tyco International, Ltd........      901,170
                                               -----------

   DRUGS AND MEDICAL PRODUCTS -- 15.9%
     12,000   Abbott Laboratories............      669,000
     12,500   American Home
                Products Corporation.........      767,000
      5,900   Aventis S.A., Sponsored ADR....      418,900
      9,800   Baxter International, Inc......      525,574
     14,600   Johnson & Johnson..............      862,860
      6,100   MedImmune, Inc.+...............      282,735
     23,800   Pfizer, Inc....................      948,430
     12,000   Pharmacia Corporation..........      511,800
      7,900   Sepracor, Inc.+................      450,774
                                               -----------
                                                 5,437,073
                                               -----------

   ELECTRONICS - SEMICONDUCTOR -- 2.4%
      5,300   Applied Materials, Inc.+.......      212,530
      2,800   ARM Holdings Plc-Sponsored ADR+       43,652
      4,200   KLA-Tencor Corporation+........      208,152
      1,100   Maxim Integrated Products, Inc.+      57,761
      4,800   Novellus Systems, Inc.+........      189,360
      3,700   STMicroelectronics NV..........      117,179
                                               -----------
                                                   828,634
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   FINANCIAL SERVICES -- 12.0%
     15,300   Bank One Corporation...........  $   597,465
     24,733   Citigroup, Inc.................    1,248,522
      5,500   Goldman Sachs Group, Inc.......      510,125
      8,000   Household International, Inc...      463,520
     12,800   MBNA Corporation...............      450,560
      8,100   Merrill Lynch & Company, Inc...      422,172
      7,400   Morgan Stanley
                Dean Witter & Company........      413,956
                                               -----------
                                                 4,106,320
                                               -----------

   HOTELS & OTHER LODGING PLACES -- 0.8%
      6,900   Marriott International, Inc.,
               Class A                             280,485
                                               -----------

   INSURANCE -- 5.3%
     13,600   American International Group, Inc. 1,079,840
      5,400   Hartford Financial Services
                Group, Inc...................      339,282
      4,500   XL Capital, Ltd., Class A......      411,120
                                               -----------
                                                 1,830,242
                                               -----------

   LEISURE, SPORTING & RECREATION-- 0.9%
      5,500   Harley-Davidson, Inc...........      298,705
                                               -----------

   MANUFACTURING AND MINING -- 1.1%
      3,200   Minnesota Mining &
                Manufacturing Company........      378,272
                                               -----------

   MEDICAL-BIOMEDICAL / GENE -- 3.1%
      8,600   Amgen, Inc.+...................      485,384
     10,900   Genentech, Inc.+...............      591,325
                                               -----------
                                                 1,076,709
                                               -----------

   MULTIMEDIA -- 3.5%
     11,100   AOL Time Warner, Inc.+.........      356,310
     19,300   Viacom, Inc., Class B+.........      852,095
                                               -----------
                                                 1,208,405
                                               -----------

   OIL AND GAS EXTRACTION -- 2.9%
      9,800   Halliburton Company............      128,380
     15,700   Schlumberger, Ltd..............      862,715
                                               -----------
                                                   991,095
                                               -----------

   PRINTING PUBLISHING & ALLIED -- 1.0%
      7,700   New York Times Company, Class A      333,025
                                               -----------

   RETAIL -- 11.2%
      9,200   Bed Bath & Beyond, Inc.+.......      311,880
      5,400   BJ's Wholesale Club, Inc.+.....      238,140
     17,900   Home Depot, Inc................      913,079
     13,300   Kohl's Corporation+............      936,852
      5,200   Lowe's Companies, Inc..........      241,332
     14,500   Tiffany & Company..............      456,315
     12,700   Wal-Mart Stores, Inc...........      730,885
                                               -----------
                                                 3,828,483
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                      JENNISON GROWTH PORTFOLIO
                          DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK (CONTINUED)

   TECHNOLOGY -- 5.0%
     25,700   General Electric Company....... $  1,030,056
     23,800   Texas Instruments, Inc.........      666,400
                                              ------------
                                                 1,696,456
                                              ------------

   TELECOMMUNICATIONS -- 4.1%
     21,600   Nokia Corporation, Sponsored ADR     529,848
     14,900   Sprint Corporation(PCS Group)+**     363,709
     19,900   Vodafone Group Plc,
                Sponsored ADR................      511,032
                                              ------------
                                                 1,404,589
                                              ------------
              Total Common Stock
                (Cost $33,203,160)...........   33,027,807
                                              ------------

MUTUAL FUNDS - OPEN END -- 4.1%
  1,257,009   Dreyfus Cash Management Fund
                2.040% due 01/02/02..........    1,257,009
      4,000   Nasdaq-100 Index Tracking Stock+     156,400
                                              ------------
              Total Mutual Funds - Open End
                (Cost $1,415,461)............    1,413,409
                                              ------------
TOTAL INVESTMENTS
   (COST $34,618,621*)...............  100.6%   34,441,216
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.6)%    (196,316)
                                       -----   -----------
NET ASSETS...........................  100.0% $ 34,244,900
                                       =====  ============

-------------------
     *  Aggregate cost for federal tax purposes was $36,076,382.
    **  Security on loan at December 31, 2001.
     +  Non-income producing security.

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
               T. ROWE PRICE EQUITY INCOME PORTFOLIO
                         DECEMBER 31, 2001
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 96.2%
   AEROSPACE AND DEFENSE -- 2.1%
     93,800   Lockheed Martin Corporation....  $ 4,377,646
     53,800   Raytheon Company**.............    1,746,886
                                               -----------
                                                 6,124,532
                                               -----------

   AUTOMOTIVES -- 1.7%
     76,800   Ford Motor Company.............    1,207,296
     78,850   Genuine Parts Company..........    2,893,795
     22,100   TRW, Inc.......................      818,584
                                               -----------
                                                 4,919,675
                                               -----------

   BANKING AND FINANCE -- 7.8%
     91,600   American Express Company.......    3,269,204
     44,100   Bank of America Corporation....    2,776,095
    107,282   Bank One Corporation...........    4,189,362
     75,497   Citigroup, Inc.................    3,811,089
     82,430   J.P. Morgan Chase & Company....    2,996,330
     45,800   Mercantile Bankshares Corporation  1,971,232
     54,600   National City Corporation......    1,596,504
     48,530   Wells Fargo & Company..........    2,108,629
                                               -----------
                                                22,718,445
                                               -----------

   BUILDING AND CONSTRUCTION-- 0.0%***
     24,000   Armstrong Holdings, Inc.+**....       81,840
                                               -----------

   COMMUNICATIONS -- 1.5%
    132,000   Motorola, Inc..................    1,982,640
    174,600   Qwest Communications
                International, Inc...........    2,467,098
                                               -----------
                                                 4,449,738
                                               -----------

   COMPUTER SERVICES AND SOFTWARE-- 0.4%
    120,400   Compaq Computer Corporation....    1,175,104
                                               -----------

   CONSUMER PRODUCTS -- 4.4%
    114,700   Pall Corporation...............    2,759,682
     43,400   Philip Morris Companies, Inc...    1,989,890
     37,600   Procter & Gamble Company.......    2,975,288
     30,000   Stanley Works..................    1,397,100
    101,800   UST, Inc.......................    3,563,000
                                               -----------
                                                12,684,960
                                               -----------

   COSMETICS AND TOILETRIES -- 2.6%
     93,000   Gillette Company...............    3,106,200
     87,200   International Flavors
                & Fragrances, Inc............    2,590,712
     28,900   Kimberly-Clark Corporation.....    1,728,220
                                               -----------
                                                 7,425,132
                                               -----------

   DIVERSIFIED -- 7.1%
    182,200   Disney (Walt) Company..........    3,775,184
     22,600   Eaton Corporation..............    1,681,666
     77,700   Fortune Brands, Inc............    3,076,143
     77,400   General Electric Company.......    3,102,192


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   DIVERSIFIED -- (CONTINUED)
    136,100   Hasbro, Inc....................  $ 2,208,903
    154,900   Honeywell International, Inc...    5,238,718
     22,700   Textron, Inc...................      941,142
     62,600   Xerox Corporation..............      652,292
                                               -----------
                                                20,676,240
                                               -----------

   DIVERSIFIED CHEMICALS -- 1.8%
     55,700   Dow Chemical Company...........    1,881,546
     79,700   du Pont (E.I.)
                de Nemours & Company.........    3,388,047
                                               -----------
                                                 5,269,593
                                               -----------

   DRUGS -- 1.1%
     62,700   Bristol-Myers Squibb Company...    3,197,700
                                               -----------

   ELECTRICAL EQUIPMENT -- 2.7%
     57,007   Cooper Industries, Inc.........    1,990,684
     67,800   Hewlett-Packard Company........    1,392,612
     73,200   Hubbell, Inc., Class B.........    2,150,616
    116,800   Rockwell Collins, Inc..........    2,277,600
                                               -----------
                                                 7,811,512
                                               -----------

   ENERGY SERVICES -- 2.6%
    107,100   Constellation Energy Group, Inc.   2,843,505
     33,400   Duke Energy Corporation........    1,311,284
     39,462   Exelon Corporation.............    1,889,441
     53,300   Niagara Mohawk Holdings, Inc.+.      945,009
     27,600   NiSource, Inc..................      636,456
                                               -----------
                                                 7,625,695
                                               -----------

   FINANCIAL SERVICES -- 3.0%
     37,800   Fannie Mae.....................    3,005,100
    117,958   FleetBoston Financial Corporation  4,305,467
     29,874   St. Paul Companies, Inc........    1,313,560
                                               -----------
                                                 8,624,127
                                               -----------

   FOOD AND BEVERAGES -- 4.1%
     42,700   Brown-Forman Corporation, Class B  2,673,020
     81,500   Campbell Soup Company..........    2,434,405
     42,000   General Mills, Inc.............    2,184,420
     40,700   Hershey Foods Corporation......    2,755,390
     18,600   Kellogg Company................      559,860
     30,000   McCormick & Company, Inc.......    1,259,100
                                               -----------
                                                11,866,195
                                               -----------

   HAND / MACHINE-TOOLS -- 0.4%
     28,400   Black & Decker Corporation.....    1,071,532
                                               -----------

   HOUSEHOLD PRODUCTS -- 0.8%
     57,500   Clorox Company.................    2,274,125
                                               -----------

   INSURANCE -- 5.4%
     37,683   American International Group, Inc. 2,992,030
     47,200   Aon Corporation................    1,676,544

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                      ENDEAVOR SERIES TRUST
              T. ROWE PRICE EQUITY INCOME PORTFOLIO
                        DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   INSURANCE -- (CONTINUED)
     44,700   Chubb Corporation..............  $ 3,084,300
     34,500   Lincoln National Corporation...    1,675,665
     14,600   Prudential Financial, Inc.+....      484,574
     88,800   SAFECO Corporation.............    2,766,120
    112,600   UnumProvident Corporation......    2,985,026
                                               -----------
                                                15,664,259
                                               -----------

   LODGING -- 1.8%
    162,800   Hilton Hotels Corporation......    1,777,776
    111,926   Starwood Hotels & Resorts
                Worldwide, Inc...............    3,340,991
                                               -----------
                                                 5,118,767
                                               -----------

   MANUFACTURING -- 0.5%
     81,000   Rockwell International
               Corporation ..................    1,446,660
                                               -----------

   MEDIA AND COMMUNICATIONS -- 1.5%
     54,000   Knight-Ridder, Inc.............    3,506,220
     15,900   McGraw-Hill Companies, Inc.....      969,582
                                               -----------
                                                 4,475,802
                                               -----------

   MEDICAL SUPPLIES AND EQUIPMENT-- 0.6%
     52,000   Becton, Dickinson & Company....    1,723,800
                                               -----------

   METALS / MINING -- 1.9%
     35,600   Inco, Ltd.+....................      603,064
     36,300   Minnesota Mining
                & Manufacturing Company......    4,291,023
     16,700   Phelps Dodge Corporation.......      541,080
                                               -----------
                                                 5,435,167
                                               -----------

   PAPER AND PAPER PRODUCTS -- 1.7%
     99,693   International Paper Company....    4,022,613
     32,800   Mead Corporation...............    1,013,192
                                               -----------
                                                 5,035,805
                                               -----------

   PETROLEUM - DOMESTIC -- 0.6%
     54,200   USX-Marathon Group.............    1,626,000
                                               -----------

   PETROLEUM - INTERNATIONAL -- 9.9%
     50,200   Amerada Hess Corporation.......    3,137,500
    107,074   BP Plc, Sponsored ADR..........    4,980,012
     85,722   ChevronTexaco Corporation......    7,681,548
    166,422   Exxon Mobil Corporation........    6,540,385
     59,800   Royal Dutch Petroleum Company,
                NY Shares....................    2,931,396
     91,400   Unocal Corporation.............    3,296,798
                                               -----------
                                                28,567,639
                                               -----------

   PHARMACEUTICALS -- 4.4%
     47,800   Abbott Laboratories............    2,664,850
     74,400   American Home
                Products Corporation.........    4,565,184


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   PHARMACEUTICALS -- (CONTINUED)
     54,600   Merck & Company, Inc...........  $ 3,210,480
     66,400   Schering-Plough Corporation....    2,377,784
                                               -----------
                                                12,818,298
                                               -----------

   PHOTOGRAPHY EQUIPMENT AND SUPPLIES-- 0.8%
     78,500   Eastman Kodak Company..........    2,310,255
                                               -----------

   PRINTING AND PUBLISHING -- 3.3%
     64,500   Donnelley (R.R.) & Sons Company    1,915,005
     43,300   Dow Jones & Company, Inc.......    2,369,809
     37,650   Dun and Bradstreet Corporation+    1,329,045
     54,500   Moody's Corporation............    2,172,370
     82,300   Reader's Digest Association, Inc.,
                Class A......................    1,899,484
                                               -----------
                                                 9,685,713
                                               -----------

   RAILROADS -- 2.5%
    121,700   Norfolk Southern Corporation...    2,230,761
     86,200   Union Pacific Corporation......    4,913,400
                                               -----------
                                                 7,144,161
                                               -----------

   REAL ESTATE -- 1.4%
     64,500   Rouse Company..................    1,889,205
     78,132   Simon Property Group, Inc......    2,291,612
                                               -----------
                                                 4,180,817
                                               -----------

   RESTAURANTS -- 0.9%
     97,500   McDonald's Corporation.........    2,580,825
                                               -----------

   RETAIL -- 2.3%
     72,850   May Department Stores Company..    2,693,993
     43,100   Penney (J.C.) Company, Inc.....    1,159,390
    137,400   Toys "R" Us, Inc.+.............    2,849,676
                                               -----------
                                                 6,703,059
                                               -----------

   SPECIALTY CHEMICALS -- 1.0%
     67,900   Great Lakes Chemical Corporation   1,648,612
    110,400   Hercules, Inc.+................    1,104,000
                                               -----------
                                                 2,752,612
                                               -----------

   TECHNOLOGY -- 2.1%
    184,200   Agere Systems, Inc., Class A+..    1,048,098
     28,800   Microsoft Corporation+.........    1,908,576
     82,000   Texas Instruments, Inc.........    2,296,000
     62,000   Unisys Corporation+............      777,480
                                               -----------
                                                 6,030,154
                                               -----------

   TELECOMMUNICATIONS -- 6.9%
     58,100   ALLTEL Corporation.............    3,586,513
    118,050   AT&T Corporation...............    2,141,427
     66,800   BellSouth Corporation..........    2,548,420
     89,500   Corning, Inc...................      798,340
    144,900   Lucent Technologies, Inc.......      911,421
     94,574   SBC Communications, Inc........    3,704,464

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
                T. ROWE PRICE EQUITY INCOME PORTFOLIO
                          DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
    104,800   Sprint Corporation............. $  2,104,384
     85,494   Verizon Communications, Inc....    4,057,545
                                              ------------
                                                19,852,514
                                              ------------

   UTILITIES -- 1.1%
     34,500   Baker Hughes, Inc..............    1,258,215
     51,950   FirstEnergy Corporation........    1,817,211
                                              ------------
                                                 3,075,426
                                              ------------

   WASTE DISPOSAL -- 1.5%
    132,462   Waste Management, Inc..........    4,226,862
                                              ------------
              Total Common Stock
                (Cost $267,323,382)..........  278,450,740
                                              ------------

MUTUAL FUNDS - OPEN END -- 4.5%
 12,961,381   Reserve Investment Fund
                2.030% due 01/01/02..........   12,961,381
                                              ------------
              Total Mutual Funds - Open End
                (Cost $12,961,381)...........   12,961,381
                                              ------------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

PREFERRED STOCK -- 0.0%***
   TELECOMMUNICATIONS -- 0.0%***
      1,550   Lucent Technology
                8.000% due 08/01/31++........ $    177,281
                                              ------------
              Total Preferred Stock
                (Cost $155,000)..............      177,281
                                              ------------
TOTAL INVESTMENTS
   (COST $280,439,763*)..............  100.7%  291,589,402
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.7)%  (2,168,974)
                                       -----  ------------
NET ASSETS...........................  100.0% $289,420,428
                                       =====  ============

-------------------
  * Aggregate cost for federal tax purposes was $280,947,074.
 ** Security on loan at December 31, 2001.
*** Amount represents less than 0.1%.
+   Non-income producing security.
++ Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviation:
ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                      ENDEAVOR SERIES TRUST
              T. ROWE PRICE GROWTH STOCK PORTFOLIO
                        DECEMBER 31, 2001

                                                  VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 96.5%
   BANKING AND FINANCE -- 11.4%
     28,200   Bank of New York Company, Inc..  $ 1,150,560
    192,508   Citigroup, Inc.................    9,717,804
     42,100   Fannie Mae.....................    3,346,950
     22,000   Fifth Third Bancorp............    1,354,760
    124,600   Freddie Mac....................    8,148,840
     14,500   Northern Trust Corporation.....      873,190
     16,400   State Street Corporation.......      856,900
     17,000   Wells Fargo Company............      738,650
                                               -----------
                                                26,187,654
                                               -----------

   BUSINESS SERVICES -- 1.0%
      8,600   Adecco S.A.+...................      467,479
     48,400   Convergys Corporation+.........    1,814,516
                                               -----------
                                                 2,281,995
                                               -----------

   COMPUTER SERVICES AND SOFTWARE-- 7.9%
     22,900   Adobe Systems, Inc.............      711,045
     20,100   Affiliated Computer Services, Inc.,
                Class A+.....................    2,133,213
     35,500   Automatic Data Processing, Inc.    2,090,950
     12,200   Check Point Software
                Technologies, Ltd.+..........      486,658
    103,500   Cisco Systems, Inc.+...........    1,874,385
     48,200   Dell Computer Corporation+.....    1,310,076
     14,100   Electronic Data Systems Corporation  966,555
      4,200   Lexmark International Group, Inc.,
                Class A+.....................      247,800
     76,400   Microsoft Corporation+.........    5,063,028
     14,500   Openwave Systems, Inc.+........      141,955
     58,400   Oracle Corporation+............      806,504
     19,900   Siebel Systems, Inc.+..........      556,802
     43,600   VeriSign, Inc.+................    1,658,544
                                               -----------
                                                18,047,515
                                               -----------

   CONSUMER PRODUCTS -- 2.6%
     21,000   Colgate-Palmolive Company......    1,212,750
     70,200   Philip Morris Companies, Inc...    3,218,670
     59,600   Sysco Corporation..............    1,562,712
                                               -----------
                                                 5,994,132
                                               -----------

   DIVERSIFIED OPERATIONS -- 10.1%
         11   Berkshire Hathaway, Inc., Class A+   831,600
    172,600   Cendant Corporation+...........    3,384,686
     69,000   First Data Corporation.........    5,413,050
    126,300   General Electric Company.......    5,062,104
     35,000   Honeywell International, Inc...    1,183,700
    145,010   Hutchison Whampoa, Ltd.........    1,399,360
     99,244   Tyco International, Ltd........    5,845,472
                                               -----------
                                                23,119,972
                                               -----------

   EDUCATIONAL SERVICES -- 0.6%
     32,600   Apollo Group, Inc., Class A+...    1,467,326
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   ELECTRONIC COMPONENTS -- 3.2%
     17,800   Analog Devices, Inc.+..........  $   790,142
    108,400   Flextronics International, Ltd.+   2,600,516
     25,400   Maxim Integrated Products, Inc.+   1,333,754
      7,800   Samsung Electronics............    1,656,795
     21,500   Sony Corporation...............      982,642
                                               -----------
                                                 7,363,849
                                               -----------

   ENTERTAINMENT AND LEISURE -- 1.5%
     40,700   Disney (Walt) Company..........      843,304
     20,000   Electronic Arts, Inc.+.........    1,199,000
     17,100   MGM Mirage, Inc.+..............      493,677
     30,800   Starwood Hotels and Resorts
                Worldwide, Inc...............      919,380
                                               -----------
                                                 3,455,361
                                               -----------

   FINANCIAL SERVICES -- 3.5%
     15,200   Capital One Financial Corporation    820,040
    110,300   Concord EFS, Inc.+.............    3,615,634
     36,000   Merrill Lynch & Company, Inc...    1,876,320
     29,700   Morgan Stanley
                Dean Witter & Company........    1,661,418
                                               -----------
                                                 7,973,412
                                               -----------

   FOOD AND BEVERAGES -- 2.1%
     40,300   Coca-Cola Company..............    1,900,145
  3,300,000   Companhia de Bebidas
                das Americas.................      679,856
     44,500   PepsiCo, Inc...................    2,166,705
                                               -----------
                                                 4,746,706
                                               -----------

   HEALTH CARE SERVICES -- 9.1%
     73,500   American Home
                Products Corporation.........    4,509,960
     14,400   Amgen, Inc.+...................      812,736
     19,900   Bristol-Myers Squibb Company...    1,014,900
      7,400   Cardinal Health, Inc...........      478,484
     44,400   HCA, Inc.......................    1,711,176
     65,900   Johnson & Johnson..............    3,894,690
     79,500   UnitedHealth Group, Inc........    5,626,215
     25,200   Wellpoint Health Networks, Inc.+   2,944,620
                                               -----------
                                                20,992,781
                                               -----------

   INSURANCE -- 5.6%
     50,200   ACE, Ltd.......................    2,015,530
     41,000   American International Group, Inc. 3,255,400
      5,800   Fairfax Financial Holdings, Ltd.+    597,492
     34,000   Hartford Financial Services
                Group, Inc...................    2,136,220
     10,500   Loews Corporation..............      581,490
     14,800   Marsh & McLennan Companies, Inc.   1,590,260
      8,200   Progressive Corporation........    1,224,260
     14,800   XL Capital, Ltd., Class A......    1,352,128
                                               -----------
                                                12,752,780
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                      ENDEAVOR SERIES TRUST
              T. ROWE PRICE GROWTH STOCK PORTFOLIO
                        DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   MACHINERY -- 0.2%
     12,500   Applied Materials, Inc.+....... $    501,250
                                              ------------

   MEDIA AND COMMUNICATIONS -- 8.2%
     83,600   AOL Time Warner, Inc.+.........    2,683,560
     27,300   Clear Channel
                Communications, Inc.+........    1,389,843
     44,100   Comcast Corporation,
                Special Class A+.............    1,587,600
    252,100   Liberty Media Corporation,
                Class A+ ....................    3,529,400
      6,400   McGraw-Hill Companies, Inc.....      390,272
     26,700   Omnicom Group, Inc.............    2,385,645
     17,600   TMP Worldwide, Inc.+...........      755,040
     24,800   Univision Communications, Inc.,
                Class A+**...................    1,003,408
     91,570   Viacom, Inc., Class B+.........    4,042,815
    101,700   WPP Group Plc..................    1,124,918
                                              ------------
                                                18,892,501
                                              ------------

   MEDICAL PRODUCTS -- 2.2%
     45,400   Baxter International, Inc......    2,434,802
     10,700   Laboratory Corporation
                of America Holdings+.........      865,095
     13,861   Pharmacia Corporation..........      591,172
     29,000   Waters Corporation+............    1,123,750
                                              ------------
                                                 5,014,819
                                              ------------

   OIL AND GAS -- 1.4%
     50,600   Baker Hughes, Inc..............    1,845,382
     31,200   El Paso Corporation............    1,391,832
                                              ------------
                                                 3,237,214
                                              ------------

   PETROLEUM - INTERNATIONAL -- 2.8%
     24,200   ChevronTexaco Corporation......    2,168,562
     63,190   Exxon Mobil Corporation........    2,483,367
     37,900   Royal Dutch Petroleum Company,
                NY Shares....................    1,857,858
                                              ------------
                                                 6,509,787
                                              ------------

   PHARMACEUTICALS -- 8.4%
     40,000   Abbott Laboratories............    2,230,000
     25,700   Allergan, Inc..................    1,928,785
     22,500   AmerisourceBergen Corporation..    1,429,875
      8,600   Biovail Corporation+...........      483,750
     49,300   MedImmune, Inc.+...............    2,285,055
    184,150   Pfizer, Inc....................    7,338,378
     28,200   Sanofi -Synthelabo S.A.........    2,104,103
     43,900   Schering-Plough Corporation....    1,572,059
                                              ------------
                                                19,372,005
                                              ------------

   RETAIL -- 8.5%
      7,100   Best Buy Company, Inc.+........      528,808
     82,300   Home Depot, Inc................    4,198,123
     57,400   Industria de Diseno Textil S.A.+   1,094,214


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   RETAIL -- (CONTINUED)
     60,600   Koninklijke Ahold NV........... $  1,763,309
     46,200   Kroger Company+................      964,194
     29,800   Safeway, Inc.+.................    1,244,150
     93,900   Target Corporation.............    3,854,595
    114,000   Wal-Mart de Mexico S.A., Series V    310,846
     55,100   Wal-Mart De Mexico,
                Sponsored ADR................    1,502,423
     44,100   Wal-Mart Stores, Inc...........    2,537,955
     47,700   Walgreen Company...............    1,605,582
                                              ------------
                                                19,604,199
                                              ------------

   SECURITY SERVICES -- 0.2%
     26,100   Securitas AB, Series B.........      495,143
                                              ------------

   TELECOMMUNICATIONS -- 5.1%
     13,000   Amdocs, Ltd.+..................      441,610
     57,900   China Unicom, Ltd.,
                Sponsored ADR+...............      646,743
    116,300   Crown Castle
                International Corporation+...    1,242,084
     16,800   Nokia Corporation, Sponsored ADR     412,104
         47   NTT DoCoMo, Inc................      552,266
      7,500   QUALCOMM, Inc.+................      378,750
     88,400   Sprint Corporation (PCS Group)+**  2,157,844
  1,662,304   Vodafone Group Plc,
                Sponsored ADR................    4,348,762
    108,180   Worldcom, Inc.-WorldCom Group+.    1,523,173
                                              ------------
                                                11,703,336
                                              ------------

   TRANSPORTATION EQUIPMENT -- 0.9%
     38,400   Harley-Davidson, Inc...........    2,085,504
                                              ------------
              Total Common Stock
                (Cost $203,548,684)..........  221,799,241
                                              ------------

MUTUAL FUNDS - OPEN END -- 3.6%
  8,273,005   Reserve Investment Fund
                2.030% due 01/01/02..........    8,273,005
                                              ------------
              Total Mutual Funds - Open End
                (Cost $8,273,005)............    8,273,005
                                              ------------
TOTAL INVESTMENTS
   (COST $211,821,689*)..............  100.1%  230,072,246
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.1)%    (321,243)
                                       -----  ------------
NET ASSETS...........................  100.0% $229,751,003
                                       =====  ============

------------------
     *  Aggregate cost for federal tax purposes was $213,717,868.
    **  Security on loan at December 31, 2001.
     +  Non-income producing security.

Abbreviations:
ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                      ENDEAVOR SERIES TRUST
           T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                        DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- 97.0%
   AUSTRALIA -- 0.4%
     83,202   Brambles Industries, Ltd.......  $   442,937
                                               -----------

   BELGIUM -- 0.7%
     27,220   Dexia..........................      391,412
     12,218   Fortis.........................      317,112
      8,040   SES GLOBAL+....................       87,693
      2,750   UCB S.A........................      111,335
                                               -----------
                                                   907,552
                                               -----------

   BRAZIL -- 0.1%
      8,550   Companhia Brasileira+..........      188,100
                                               -----------

   CANADA -- 0.9%
      5,450   Alcan, Inc.....................      195,123
     16,626   Celestica, Inc.+...............      671,524
      6,960   Royal Bank of Canada...........      225,989
                                               -----------
                                                 1,092,636
                                               -----------

   DENMARK -- 0.4%
      3,400   Novo-Nordisk AS................      139,047
      9,228   TDC AS.........................      328,766
                                               -----------
                                                   467,813
                                               -----------

   FINLAND -- 1.9%
     89,853   Nokia Oyj......................    2,316,888
                                               -----------

   FRANCE -- 14.2%
      2,210   Altran Technologies S.A........       99,862
      3,743   Aventis S.A....................      261,116
     24,189   Aventis S.A., Series A.........    1,717,602
     48,080   Axa............................    1,004,735
     21,768   BNP Paribas S.A................    1,947,863
      3,580   Cap Gemini S.A.................      258,510
      5,253   Compagnie de Saint-Gobain......      792,777
      3,242   Equant NV+.....................       38,854
      3,290   Groupe Danone..................      401,320
      6,950   Hellentic Telecommunications
                Organization S.A.............      113,243
      3,192   Hermes International...........      491,680
      1,423   L'Oreal S.A....................      102,501
      1,366   Lafarge S.A. Bearer Shares.....      127,585
      3,050   LVMH...........................      124,105
     39,540   Orange S.A.+...................      358,392
      1,035   Pinault-Printemps-Redoute S.A..      133,255
     27,578   Sanofi -Synthelabo S.A.........    2,057,693
     15,744   Schneider Electric S.A.........      756,977
      7,386   Societe Generale, Class A......      413,322
     30,900   Societe Television Francaise 1.      781,084
     27,196   Sodexho Alliance S.A...........    1,162,547
    118,200   Sonera Group+**................      598,830
     20,819   Total Fina Elf S.A.............    2,973,295
     16,634   Vivendi Universal S.A .........      910,847
                                               -----------
                                                17,627,995
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   GERMANY -- 3.5%
      5,177   Allianz AG.....................  $ 1,226,122
      6,063   Bayer AG.......................      193,261
      3,996   Bayerische Hypo-und
                Vereinsbank AG...............      122,109
      8,572   Deutsche Bank AG...............      606,005
      3,964   Deutsche Telekom AG............       68,118
      8,249   E.On AG........................      427,316
     13,425   Gehe AG........................      519,969
      3,746   Rhon-Klinikum AG...............      194,484
      5,910   SAP AG+........................      769,849
      3,372   Siemens AG.....................      223,225
                                               -----------
                                                 4,350,458
                                               -----------

   HONG KONG -- 2.0%
     77,000   Cheung Kong Holdings, Ltd......      799,836
    142,000   China Unicom, Ltd.+............      156,607
     84,000   Henderson Land Development
                Company, Ltd.................      379,181
     78,900   Hutchison Whampoa, Ltd.........      761,393
    250,000   Li & Fung, Ltd.................      280,526
     16,000   Sun Hung Kai Properties, Ltd...      129,266
                                               -----------
                                                 2,506,809
                                               -----------

   INDIA -- 0.7%
    112,310   Hindustan Lever, Ltd...........      520,907
    109,000   ICICI, Ltd.....................       99,348
     16,823   ICICI, Ltd., Sponsored ADR.....      100,602
     25,000   Reliance Industries, Ltd.......      158,207
                                               -----------
                                                   879,064
                                               -----------

   IRELAND -- 0.1%
      7,349   SmartForce Plc, Sponsored ADR+.      181,888
                                               -----------

   ITALY -- 5.9%
     74,450   Alleanza Assicurazioni.........      818,664
     10,249   Assicurazioni Generali S.p.A Shares  284,715
    479,482   Banca Intesa S.p.A.............    1,199,644
     53,000   Bipop-Carire S.p.A**...........       87,773
     94,886   ENI S.p.A......................    1,189,539
     10,125   Mediaset S.p.A.................       74,014
     19,005   Mediolanum Shares S.p.A........      171,247
    124,432   Olivetti S.p.A.................      159,429
      8,384   Sao Paolo-IMI S.p.A+...........       89,952
    224,583   Telecom Italia Mobile S.p.A....    1,253,771
     88,888   Telecom Italia S.p.A...........      759,781
     30,400   Telecom Italia S.p.A.-RNC......      162,405
    269,753   UniCredit Italiano S.p.A.......    1,083,220
                                               -----------
                                                 7,334,154
                                               -----------

   JAPAN -- 11.2%
      1,300   Aiful Corporation..............       84,114
     50,000   Canon, Inc.....................    1,720,586
      8,900   Fanuc, Ltd.....................      378,926
         64   Fuji Television Network, Inc...      258,324

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                       ENDEAVOR SERIES TRUST
            T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                         DECEMBER 31, 2001

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

COMMON STOCK -- (CONTINUED)
   JAPAN -- (CONTINUED)
     29,000   Fujisawa Pharmaceutical
                Company, Ltd.................  $   668,244
     23,000   Hitachi, Ltd...................      168,472
      6,000   Ito-Yokado Company, Ltd........      271,021
     13,000   Kao Corporation................      270,296
     17,000   Kokuyo Company, Ltd............      142,683
      5,800   Kyocera Corporation............      378,376
     44,000   Marui Company, Ltd.............      520,372
      3,200   Matsushita Communication
                Industrial Company, Ltd......       86,678
     60,000   Matsushita Electric Industrial
                Company, Ltd.................      770,487
     50,000   Mitsui Fudosan Company, Ltd....      381,505
        217   Mizuho Holdings, Inc...........      442,080
     10,000   Murata Manufacturing
                Company, Ltd.................      599,725
     27,000   NEC Corporation................      275,439
         90   Nippon Telegraph & Telephone
                Corporation..................      293,225
     82,000   Nomura Securities Company, Ltd.    1,051,122
         81   NTT DoCoMo, Inc................      951,778
     18,000   Sankyo Company, Ltd............      308,332
     13,240   Seven-Eleven Japan Company, Ltd.     482,887
     11,800   Shin-Etsu Chemical Company, Ltd.     424,065
     25,000   Shiseido Company, Ltd..........      231,001
     24,300   Sony Corporation...............    1,110,614
     81,000   Sumitomo Mitsui Banking
                Corporation..................      343,011
     53,000   Sumitomo Corporation...........      243,041
     60,000   Toshiba Corporation............      206,013
      6,700   Toyota Motor Corporation.......      169,724
         51   UFJ Holdings, Inc.+............      112,460
     21,000   Yamanouchi Pharmaceutical
                Company, Ltd.................      554,403
                                               -----------
                                                13,899,004
                                               -----------

   KOREA -- 1.8%
     14,291   Korea Telecom Corporation,
                Sponsored ADR................      290,536
     11,253   Pohang Iron & Steel Company, Ltd.,
                Sponsored ADR................      258,819
      4,991   Samsung Electronics Company....    1,060,136
     29,700   Shinhan Financial Group  Ltd.+.      396,829
      1,300   SK Telecom Company, Ltd........      265,246
                                               -----------
                                                 2,271,566
                                               -----------

   MEXICO -- 1.1%
     15,600   America Movil S.A. de C.V., ADR      303,888
    136,340   Fomento Economico Mexicano S.A.
                de C.V.......................      466,931
     12,000   Grupo Iusacell S.A. de C.V., ADR+     47,640
     10,777   Grupo Televisa S.A.,
                Sponsored ADR+...............      465,351
      3,568   Telefonos de Mexicano S.A. de C.V.,
                Sponsored ADR................      124,951
                                               -----------
                                                 1,408,761
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   NETHERLANDS -- 8.9%
      2,296   Akzo Nobel NV..................  $   102,522
     43,330   ASM Lithography, Holding NV+...      753,082
     31,220   Elsevier NV....................      369,152
     31,920   Fortis NV......................      827,046
     83,690   ING Groep NV...................    2,134,128
     14,400   Koninklijke Ahold NV...........      419,004
     66,400   Koninklijke KPN NV.............      337,581
     74,539   Philips Electronics NV.........    2,215,357
     17,220   Royal Dutch Petroleum Company..      872,407
     20,156   STMicroelectronics NV..........      646,969
     53,910   VNU NV.........................    1,656,487
     28,328   Wolters Kluwer NV..............      645,698
                                               -----------
                                                10,979,433
                                               -----------

   NORWAY -- 0.5%
     28,730   Orkla ASA......................      486,880
     14,560   Statoil ASA+...................       99,834
                                               -----------
                                                   586,714
                                               -----------

   PORTUGAL -- 0.4%
     13,503   Jeronimo Martins SGPS, S.A.....      111,211
     47,726   Portugal Telecom SGPS, S.A.+**.      371,824
                                               -----------
                                                   483,035
                                               -----------

   SINGAPORE -- 1.0%
     12,000   Singapore Press Holdings, Ltd..      141,673
    152,272   United Overseas Bank, Ltd......    1,047,308
                                               -----------
                                                 1,188,981
                                               -----------

   SPAIN -- 3.2%
     80,243   Banco Bilbao Vizcaya
                Argentaria S.A.**............      993,106
    101,673   Banco Santander Central
                Hispano S.A..................      851,862
     35,446   Endesa S.A.**..................      554,514
     16,616   Repsol YPF S.A.+...............      242,334
     75,334   Telefonica S.A.+...............    1,008,147
      8,518   Telefonica S.A., Sponsored ADR+      341,401
                                               -----------
                                                 3,991,364
                                               -----------

   SWEDEN -- 3.8%
     22,740   Electrolux AB, Series B........      339,267
    156,270   Ericsson AB, B Shares..........      849,157
     40,280   Hennes & Mauritz AB, Series B..      833,272
     97,774   Nordea AB......................      517,313
      4,410   Sandvik AB.....................       94,383
    106,606   Securitas AB, Series B.........    2,022,423
                                               -----------
                                                 4,655,815
                                               -----------

   SWITZERLAND -- 5.5%
     34,110   Adecco S.A.....................    1,854,150
      8,660   Credit Suisse Group............      369,290
     11,760   Nestle S.A.....................    2,507,417
      7,700   Roche Holding AG+..............      549,573

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                        ENDEAVOR SERIES TRUST
             T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                          DECEMBER 31, 2001
                                                 VALUE
   SHARES                                        (NOTE 1)
  --------                                     ----------

COMMON STOCK -- (CONTINUED)
   SWITZERLAND -- (CONTINUED)
      1,480   Swiss Re....................... $    148,866
     26,842   UBS AG.........................    1,354,799
                                              ------------
                                                 6,784,095
                                              ------------

   TAIWAN -- 1.0%
    412,976   Taiwan Semiconductor
                Manufacturing Company+.......    1,032,734
    143,000   United Microelectronics
                Corporation, Ltd.............      208,431
                                              ------------
                                                 1,241,165
                                              ------------

   UNITED KINGDOM -- 27.5%
     28,254   Abbey National Plc.............      402,988
     32,217   AstraZeneca Group Plc..........    1,452,622
      2,500   Autonomy Corporation Plc+......       11,898
     22,539   BG Group Plc...................       91,850
      4,400   Barclays Plc...................      145,687
    117,000   BP Plc.........................      909,313
    102,520   Brambles Industries Plc+.......      507,310
     77,025   Cable & Wireless Plc...........      370,501
    115,880   Cadbury Schweppes Plc..........      738,701
     35,680   Celltech Group Plc+............      453,861
     62,700   Centrica Plc...................      202,585
    282,400   Compass Group Plc+.............    2,116,694
    109,380   Diageo Plc.....................    1,249,666
     15,710   Dimension Data Holdings Plc+...       18,978
     85,680   Electrocomponents Plc..........      668,391
     34,310   Friends Provident Plc+.........       99,870
      7,000   GKN Plc........................       26,998
    194,621   GlaxoSmithKline Plc+...........    4,880,465
    258,544   Granada Compass Plc+...........      539,974
    152,258   Hays Plc.......................      460,924
     45,000   Hilton Group Plc...............      138,191
     32,800   HSBC Holdings Plc**............      383,824
     88,172   Kingfisher Plc.................      514,590
     70,980   Lattice Group Plc+.............      161,156
    331,687   Reed International Plc.........    2,751,627
     75,918   Rio Tinto Plc..................    1,454,075
    119,288   Royal Bank of Scotland Group Plc   2,902,814
     87,460   Sainsbury (J.) Plc.............      465,883
    304,527   Shell Transport & Trading
                Company Plc..................    2,091,963
     42,000   Smith (David S.) Holdings Plc..       95,664
     33,000   Standard Chartered Plc.........      393,835
    223,280   Tesco Plc......................      809,162
    166,424   Tomkins Plc....................      513,497
    102,097   Unilever Plc...................      838,066
     20,563   United Business Media Plc......      143,653
  1,172,114   Vodafone Group Plc.............    3,066,373
     85,000   Woolworths Group Plc...........       58,608
    173,650   WPP Group Plc..................    1,920,767
                                              ------------
                                                34,053,024
                                              ------------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------

   UNITED STATES -- 0.3%
     14,691   Flextronics International, Ltd.+$    352,437
                                              ------------
              Total Common Stock
                (Cost $144,688,493)..........  120,191,688
                                              ------------

PREFERRED STOCK -- 1.2%
   AUSTRALIA -- 0.6%
    117,107   News Corporation (The), Ltd....      782,291
                                              ------------

   BRAZIL -- 0.6%
     34,335   Petroleo Brasiliero S.A. Petrobras   760,114
                                              ------------
              Total Preferred Stock
                (Cost $2,002,494)............    1,542,405
                                              ------------
TOTAL INVESTMENTS
   (COST $146,690,987*)..............   98.2%  121,734,093
OTHER ASSETS AND LIABILITIES
   (NET).............................    1.8%    2,251,868
                                       -----  ------------
NET ASSETS...........................  100.0% $123,985,961
                                       =====  ============

-----------------------
    *   Aggregate cost for federal tax purposes was $151,507,798.
   **   Security on loan at December 31, 2001.
    +   Non-Income Producing Security

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                                DECEMBER 31, 2001

At December 31, 2001, sector diversification of the Portfolio was as follows:

                                      % OF           VALUE
SECTOR DIVERSIFICATION             NET ASSETS      (NOTE 1)
----------------------             ----------      --------
COMMON STOCK:
Health and Person Care..............      11.9%  $14,804,345
Telecommunications..................      11.8%   14,576,844
Electronics.........................       9.8%   12,135,742
Banking.............................       9.5%   11,744,329
Broadcasting and Publishing.........       7.0%    8,663,794
Petroleum...........................       6.9%    8,573,286
Financial Services..................       6.6%    8,139,738
Pharmaceuticals.....................       4.8%    5,921,367
Commercial Services.................       3.9%    4,853,681
Insurance...........................       2.9%    3,644,905
Diversified Operations..............       2.9%    3,632,827
Catering............................       2.8%    3,412,496
Food and Grocery Products...........       1.9%    2,322,677
Retail Trade........................       1.8%    2,271,588
Building and Construction...........       1.7%    2,090,107
Office/Business Equipment...........       1.6%    2,022,698
Beverages...........................       1.4%    1,716,597
Real Estate.........................       1.3%    1,560,522
Agriculture.........................       1.1%    1,418,057
Computer Hardware/Software..........       1.0%    1,268,078
Consumer Goods - Durables...........       0.9%    1,177,334
Machinery and Engineering Services..       0.8%      951,222
Manufacturing Industries............       0.5%      650,540
Consumer Non-Durables...............       0.5%      645,012
Textiles and Apparel................       0.4%      491,680
Metals and Mining...................       0.4%      453,942
Transportation Services.............       0.3%      310,022
Chemicals...........................       0.2%      295,783
Automotive..........................       0.2%      196,722
Entertainment and Leisure...........       0.1%      138,191
Forestry and Paper Products.........       0.1%       95,664
Data Processing.....................       0.0%#      11,898
                                         -----  ------------
TOTAL COMMON STOCK..................      97.0%  120,191,688
TOTAL PREFERRED STOCK...............       1.2%    1,542,405
                                         -----  ------------
TOTAL INVESTMENTS...................      98.2%  121,734,093
OTHER ASSETS AND LIABILITIES........       1.8%    2,251,868
                                         -----  ------------
NET ASSETS..........................     100.0% $123,985,961
                                         =====  ============


------------------
     #  Amount represents less than 0.1%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                   ENDEAVOR SERIES TRUST
                                                     DECEMBER 31, 2001

                                                                                                DREYFUS
                                 CAPITAL        CAPITAL           CAPITAL       DREYFUS          U.S.           ENDEAVOR
                                GUARDIAN        GUARDIAN         GUARDIAN      SMALL CAP      GOVERNMENT          ASSET
                                 GLOBAL        U.S. EQUITY         VALUE         VALUE        SECURITIES       ALLOCATION
                                PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                ---------      -----------       ---------     ---------      -----------      -----------
ASSETS:
Investments, at value (Note 1)
   See accompanying
   schedule .................  $45,496,288     $50,488,205     $216,868,042   $324,842,691    $113,465,953     $294,941,783
Repurchase agreements
   (Note 1) .................           --              --               --             --       5,137,000       35,711,000
Cash ........................           --             347              477             --      10,700,024               --
Foreign currency, at value
   (Cost $127,351, $54,963, $3,058,
   $188, $443,414, and $1,631,163,
   respectively) ............      129,169              --               --             --              --               --
Receivable for investment
   securities sold ..........      139,028         104,262          142,964      5,486,539         613,138        3,921,454
Receivable for Portfolio
   Shares Sold ..............        5,237         367,894          549,257        342,931         269,140          119,307
Unamortized organization
   costs (Note 6) ...........       10,065              --               --             --              --               --
Dividends and/or interest
   receivable ...............       54,384          46,712          272,803         76,346       1,087,097        1,110,964
Net unrealized appreciation
   on forward foreign
   currency contracts .......      105,798              --               --             --              --               --
Prepaid expenses ............          211             206            1,071          1,166             603            1,608
Other Assets ................           --              --               --             --              --           16,344
                               -----------     -----------     ------------   ------------    ------------     ------------
   Total Assets .............   45,940,180      51,007,626      217,834,614    330,749,673     131,272,955      335,822,460
                               -----------     -----------     ------------   ------------    ------------     ------------
LIABILITIES:
Payable for investment
   securities purchased .....      443,945         616,677               --     16,569,290      10,300,865       44,267,679
Payable for Portfolio
   Shares Redeemed ..........      961,630          10,406           12,397         47,580          13,028          123,926
Foreign currency, at value
   (Cost $327) ..............           --              --               --             --             322               --
Due to Custodian ............        1,139              --               --        204,521              --            7,845
Variation Margin (Note 1) ...           --              --               --             --              --           78,141
Investment management fee
   payable (Note 2) .........       37,567          33,239          154,510        196,320          64,821          191,100
Accrued expenses and other
   payables .................       18,501          13,380           30,230         47,031          18,439           62,433
                               -----------     -----------     ------------   ------------    ------------     ------------
   Total Liabilities ........    1,462,782         673,702          197,137     17,064,742      10,397,475       44,731,124
                               -----------     -----------     ------------   ------------    ------------     ------------
NET ASSETS ..................  $44,477,398     $50,333,924     $217,637,477   $313,684,931    $120,875,480     $291,091,336
                               ===========     ===========     ============   ============    ============     ============
Investments, at
   Identified Cost ..........  $49,715,670     $50,720,785     $196,324,508   $336,543,921    $118,111,369     $317,381,750
                               ===========     ===========     ============   ============    ============     ============


                                                                                                               T. ROWE
                                   ENDEAVOR                     ENDEAVOR       ENDEAVOR                         PRICE
                                   ENHANCED      ENDEAVOR         JANUS          MONEY        JENNISON         EQUITY
                                     INDEX      HIGH YIELD       GROWTH         MARKET         GROWTH          INCOME
                                   PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                   ---------    -----------     ---------      ---------      ---------       ---------
ASSETS:
Investments, at value (Note 1)
   See accompanying
   schedule .................     $151,760,700   $32,042,532  $434,515,722    $316,082,647    $34,441,216    $291,589,402
Repurchase agreements
   (Note 1) .................               --            --            --              --             --              --
Cash ........................               --            --        81,439         155,968             --              --
Foreign currency, at value
   (Cost $127,351, $54,963, $3,058,
   $188, $443,414, and $1,631,163,
   respectively) ............               --        52,961         2,725              --             --             240
Receivable for investment
   securities sold ..........        1,271,206       201,111       326,245              --        156,616              --
Receivable for Portfolio
   Shares Sold ..............          304,567       156,229       231,453       8,497,640         98,961         113,879
Unamortized organization
   costs (Note 6) ...........            1,663         7,212            --              --             --              --
Dividends and/or interest
   receivable ...............          169,735       724,859       193,917         307,930         34,136         417,274
Net unrealized appreciation
   on forward foreign
   currency contracts .......               --            --            --              --             --              --
Prepaid expenses ............              709           172         2,147           1,872            160           1,511
Other Assets ................               --            --            --              --             --               4
                                  ------------   -----------  ------------    ------------    -----------    ------------
   Total Assets .............      153,508,580    33,185,076   435,353,648     325,046,057     34,731,089     292,122,310
                                  ------------   -----------  ------------    ------------    -----------    ------------
LIABILITIES:
Payable for investment
   securities purchased .....        1,481,341            --            --              --        452,962       2,419,956
Payable for Portfolio
   Shares Redeemed ..........           27,163        11,556       366,210         801,934          2,351          40,106
Foreign currency, at value
   (Cost $327) ..............               --            --            --              --             --              --
Due to Custodian ............        1,075,170       302,970            --              --             --              --
Variation Margin (Note 1) ...           25,250            --            --              --             --              --
Investment management fee
   payable (Note 2) .........           92,779        22,477       274,362         133,919         22,297         194,733
Accrued expenses and other
   payables .................           29,868        17,010        56,132          44,732          8,579          47,087
                                  ------------   -----------  ------------    ------------    -----------    ------------
   Total Liabilities ........        2,731,571       354,013       696,704         980,585        486,189       2,701,882
                                  ------------   -----------  ------------    ------------    -----------    ------------
NET ASSETS ..................     $150,777,009   $32,831,063  $434,656,944    $324,065,472    $34,244,900    $289,420,428
                                  ============   ===========  ============    ============    ===========    ============
Investments, at
   Identified Cost ..........     $156,595,446   $34,700,892  $463,715,756    $316,082,647    $34,618,621    $280,439,763
                                  ============   ===========  ============    ============    ===========    ============

                                      T. ROWE         T. ROWE
                                       PRICE           PRICE
                                      GROWTH       INTERNATIONAL
                                       STOCK           STOCK
                                     PORTFOLIO       PORTFOLIO
                                     ---------     -------------
ASSETS:
Investments, at value (Note 1)
   See accompanying
   schedule .................       $230,072,246    $121,734,093
Repurchase agreements
   (Note 1) .................                 --              --
Cash ........................                 --       3,461,327
Foreign currency, at value
   (Cost $127,351, $54,963, $3,058,
   $188, $443,414, and $1,631,163,
   respectively) ............            439,668       1,618,547
Receivable for investment
   securities sold ..........          2,242,680              --
Receivable for Portfolio
   Shares Sold ..............            126,288          26,188
Unamortized organization
   costs (Note 6) ...........                 --              --
Dividends and/or interest
   receivable ...............            189,545         196,482
Net unrealized appreciation
   on forward foreign
   currency contracts .......                 --              --
Prepaid expenses ............              1,182             704
Other Assets ................                 --              --
                                    ------------    ------------
   Total Assets .............        233,071,609     127,037,341
                                    ------------    ------------
LIABILITIES:
Payable for investment
   securities purchased .....          3,014,851              --
Payable for Portfolio
   Shares Redeemed ..........            109,489       2,931,622
Foreign currency, at value
   (Cost $327) ..............                 --              --
Due to Custodian ............                 --              --
Variation Margin (Note 1) ...                 --              --
Investment management fee
   payable (Note 2) .........            154,775          88,048
Accrued expenses and other
   payables .................             41,491          31,710
                                    ------------    ------------
   Total Liabilities ........          3,320,606       3,051,380
                                    ------------    ------------
NET ASSETS ..................       $229,751,003    $123,985,961
                                    ============    ============
Investments, at
   Identified Cost ..........       $211,821,689    $146,690,987
                                    ============    ============

                       See Notes to Financial Statements.

                                     74 & 75

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
--------------------------------------------------------------------------------

                                                   ENDEAVOR SERIES TRUST
                                                     DECEMBER 31, 2001

                                                                                                  DREYFUS
                                 CAPITAL        CAPITAL           CAPITAL         DREYFUS          U.S.           ENDEAVOR
                                GUARDIAN        GUARDIAN         GUARDIAN        SMALL CAP      GOVERNMENT          ASSET
                                 GLOBAL        U.S. EQUITY         VALUE           VALUE        SECURITIES       ALLOCATION
                                PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                ---------      -----------       ---------       ---------      -----------      -----------
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(loss) ...........  $    37,473     $    68,346       $ 1,820,335     $        --      $ 4,291,346    $  5,893,983
Accumulated net realized
   gain/(loss) on investments
   sold, futures contracts,
   forward foreign exchange
   contracts, foreign
   currencies and net
   other assets ............   (2,529,604)       (289,642)        8,269,498      37,133,435       (2,225,463)    (12,292,909)
Netunrealized appreciation/
   (depreciation) of investments,
   futures contracts, forward
   foreign exchange contracts,
   foreign currencies and
   net other assets ........   (4,111,766)       (232,580)       20,543,534     (11,701,230)         491,589      13,808,042
Paid-in capital ............   51,081,295      50,787,800       187,004,110     288,252,726      118,318,008     283,682,220
                              -----------     -----------      ------------    ------------     ------------    ------------
   Total Net Assets ........  $44,477,398     $50,333,924      $217,637,477    $313,684,931     $120,875,480    $291,091,336
                              ===========     ===========      ============    ============     ============    ============
NET ASSET VALUE, offering
   price and redemption price
   per share of beneficial
   interest outstanding ....  $     10.57     $      9.74      $      17.35    $      15.72     $      11.89    $      15.73
                              -----------     -----------      ------------    ------------     ------------    ------------
Number of Portfolio shares
   outstanding .............    4,208,599       5,168,880        12,541,985      19,951,997       10,166,913      18,503,460
                              -----------     -----------      ------------    ------------     ------------    ------------

                                                                                                                 T. ROWE
                                     ENDEAVOR                     ENDEAVOR       ENDEAVOR                         PRICE
                                     ENHANCED      ENDEAVOR         JANUS          MONEY        JENNISON         EQUITY
                                       INDEX      HIGH YIELD       GROWTH         MARKET         GROWTH          INCOME
                                     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                     ---------    -----------     ---------      ---------      ---------       ---------
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(loss) ...........      $    611,785    $ 2,268,517   $         --    $         --   $        --     $ 3,889,711
Accumulated net realized
   gain/(loss) on investments
   sold, futures contracts,
   forward foreign exchange
   contracts, foreign
   currencies and net
   other assets ............       (17,981,079)    (2,228,988)  (228,123,836)         25,133   (11,052,686)      6,262,517
Netunrealized appreciation/
   (depreciation) of investments
   futures contracts, forward
   foreign exchange contracts,
   foreign currencies and
   net other assets ........        (4,832,638)    (2,660,363)   (29,200,367)             --      (177,405)     11,149,639
Paid-in capital ............       172,978,941     35,451,897    691,981,147     324,040,339    45,474,991     268,118,561
                                  ------------    -----------   ------------    ------------   -----------    ------------
   Total Net Assets ........      $150,777,009    $32,831,063   $434,656,944    $324,065,472   $34,244,900    $289,420,428
                                  ============    ===========   ============    ============   ===========    ============
NET ASSET VALUE, offering
   price and redemption price
   per share of beneficial
   interest outstanding ....      $      13.24    $      8.90   $      46.95    $       1.00   $      8.23    $      18.09
                                  ------------    -----------   ------------    ------------   -----------    ------------
Number of Portfolio shares
   outstanding .............        11,386,374      3,690,769      9,257,058     324,040,339     4,158,938      15,996,057
                                  ------------    -----------   ------------    ------------   -----------    ------------

                                     T. ROWE         T. ROWE
                                      PRICE           PRICE
                                     GROWTH       INTERNATIONAL
                                      STOCK           STOCK
                                    PORTFOLIO       PORTFOLIO
                                    ---------     -------------
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(loss) ...........      $    127,349    $    187,310
Accumulated net realized
   gain/(loss) on investments
   sold, futures contracts,
   forward foreign exchange
   contracts, foreign
   currencies and net
   other assets ............       (20,673,628)    (12,174,246)
Netunrealized appreciation/
   (depreciation) of investments
   futures contracts, forward
   foreign exchange contracts,
   foreign currencies and
   net other assets ........        18,246,811     (24,969,510)
Paid-in capital ............       232,050,471     160,942,407
                                  ------------    ------------
   Total Net Assets ........      $229,751,003    $123,985,961
                                  ============    ============
NET ASSET VALUE, offering
   price and redemption price
   per share of beneficial
   interest outstanding ....      $      19.56    $       9.16
                                  ------------    ------------
Number of Portfolio shares
   outstanding .............        11,746,025      13,538,766
                                  ------------    ------------

                       See Notes to Financial Statements.


                                     76 & 77

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                   ENDEAVOR SERIES TRUST
                                           FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                  DREYFUS
                                 CAPITAL        CAPITAL           CAPITAL         DREYFUS          U.S.           ENDEAVOR
                                GUARDIAN        GUARDIAN         GUARDIAN        SMALL CAP      GOVERNMENT          ASSET
                                 GLOBAL        U.S. EQUITY         VALUE           VALUE        SECURITIES       ALLOCATION
                                PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                ---------      -----------       ---------       ---------      -----------      -----------
INVESTMENT INCOME:
Dividends ....................  $ 499,052       $ 377,407       $3,466,440      $1,571,284       $      --        $1,437,749
Interest .....................    116,260          86,892          250,951          125,878      4,936,972         7,049,366
Other ........................      1,863           1,327            3,314          72,921          30,006            15,913
Foreign taxes withheld .......    (23,835)             --          (17,476)        (50,242)             --                --
                                ---------       ---------       ----------      ----------       ---------        ----------
   Total Investment Income ...    593,340         465,626        3,703,229       1,719,841       4,966,978         8,503,028
                                ---------       ---------       ----------      ----------       ---------        ----------
EXPENSES:
Investment management fee
   (Note 2) ..................    454,730         311,597        1,614,425       2,054,469         598,458         2,270,752
Administration fees (Note 2) .     44,832          44,138           73,353         100,851          37,471           118,688
Custodian fees (Note 2) ......     42,175          19,276           25,280          75,301          40,261            78,138
Transfer agent fees ..........        399              35            1,000           1,543           1,000             1,398
Marketing fees paid indirectly
   (Note 2) ..................         --              --               --         688,020              --           143,588
Professional fees ............      7,979           7,435           31,308          43,747          15,463            50,442
Amortization of organization
   costs (Note 6) ............      6,293              --               --              --              --                --
Trustees' fees and expenses
   (Note 2) ..................      5,657           4,156           23,941          31,805          11,872            39,254
Printing fees ................      1,372             790           11,109          13,911           3,107            13,062
Insurance fees ...............        473              --            1,737           1,860             720             3,895
Other ........................     18,909          12,447           15,373          17,135          19,156            64,052
                                ---------       ---------       ----------      ----------       ---------        ----------
   Total Expenses ............    582,819         399,874        1,797,526       3,028,642         727,508         2,783,269
Fees paid indirectly (Note 2)          --              --               --        (688,020)             --          (143,588)
Credits allowed by the
   custodian (Note 2) ........     (2,520)         (2,595)          (8,531)         (6,479)        (39,434)          (28,519)
                                ---------       ---------       ----------      ----------       ---------        ----------
   Total Net Expenses ........    580,299         397,279        1,788,995       2,334,143         688,074         2,611,162
                                ---------       ---------       ----------      ----------       ---------        ----------
NET INVESTMENT
   INCOME/(LOSS) .............     13,041          68,347        1,914,234        (614,302)      4,278,904         5,891,866
                                ---------       ---------       ----------      ----------       ---------        ----------


                                                                                                         T. ROWE       T. ROWE
                                    ENDEAVOR                     ENDEAVOR      ENDEAVOR                   PRICE         PRICE
                                    ENHANCED      ENDEAVOR         JANUS         MONEY     JENNISON      EQUITY        GROWTH
                                      INDEX      HIGH YIELD       GROWTH        MARKET      GROWTH       INCOME         STOCK
                                    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                                    ---------    -----------     ---------     ---------   ---------    ---------     ---------
INVESTMENT INCOME:
Dividends .......................  $ 1,786,704     $       --   $1,503,294     $      --    $234,792    $5,816,880    $1,878,120
Interest ........................       48,146      2,565,474      946,818     8,800,552      46,187       519,607       462,805
Other ...........................        4,551         25,985       10,249            --         425         2,331        40,684
Foreign taxes withheld ..........       (1,847)            --       (3,534)           --          --       (10,499)      (22,887)
                                   -----------     ----------   ----------     ---------    --------    ----------    ----------
   Total Investment Income ......    1,837,554      2,591,459    2,456,827     8,800,552     281,404     6,328,319     2,358,722
                                   -----------     ----------   ----------     ---------    --------    ----------    ----------
EXPENSES:
Investment management fee
   (Note 2) .....................    1,060,222        231,689    4,294,162     1,137,048     272,932     2,127,309     1,857,870
Administration fees (Note 2) ....       55,958         42,971       92,705        88,246       9,941       104,674        91,113
Custodian fees (Note 2) .........       43,614         12,313       65,982        33,882      17,635        33,889        56,496
Transfer agent fees .............        1,402            351        3,056           880         500         1,302         3,062
Marketing fees paid indirectly
   (Note 2) .....................           --             --      271,931            --          --            --        39,020
Professional fees ...............       23,122          5,950       77,377        41,025       5,713        43,608        35,330
Amortization of organization
   costs (Note 6) ...............        4,997          3,599           --            --       4,571            --            --
Trustees' fees and expenses
   (Note 2) .....................       18,374          4,059       70,046        28,526       4,675        34,850        27,226
Printing fees ...................        5,993            597       19,581        10,343       1,041        16,191        13,890
Insurance fees ..................        1,441            189       10,979         1,016         378         2,152         2,582
Other ...........................       16,489         33,458       43,550        10,483       6,522        21,279        19,670
                                   -----------     ----------   ----------     ---------    --------    ----------    ----------
   Total Expenses ...............    1,231,612        335,176    4,949,369     1,351,449     323,908     2,385,254     2,146,259
Fees paid indirectly (Note 2) ...           --             --     (271,931)           --          --            --       (39,020)
Credits allowed by the
   custodian (Note 2) ...........         (848)        (7,473)     (49,704)      (13,560)       (532)       (1,860)       (1,683)
                                   -----------     ----------   ----------     ---------    --------    ----------    ----------
   Total Net Expenses ...........    1,230,764        327,703    4,627,734     1,337,889     323,376     2,383,394     2,105,556
                                   -----------     ----------   ----------     ---------    --------    ----------    ----------
NET INVESTMENT
   INCOME/(LOSS) ................      606,790      2,263,756   (2,170,907)    7,462,663     (41,972)    3,944,925       253,166
                                   -----------     ----------   ----------     ---------    --------    ----------    ----------

                                      T. ROWE
                                       PRICE
                                   INTERNATIONAL
                                       STOCK
                                     PORTFOLIO
                                   -------------
INVESTMENT INCOME:
Dividends .......................   $2,105,416
Interest ........................        6,915
Other ...........................       22,430
Foreign taxes withheld ..........     (237,435)
                                    ----------
   Total Investment Income ......    1,897,326
                                    ----------
EXPENSES:
Investment management fee
   (Note 2) .....................    1,323,461
Administration fees (Note 2) ....       52,724
Custodian fees (Note 2) .........      144,727
Transfer agent fees .............          803
Marketing fees paid indirectly
   (Note 2) .....................           --
Professional fees ...............       22,996
Amortization of organization
   costs (Note 6) ...............           --
Trustees' fees and expenses
   (Note 2) .....................       19,371
Printing fees ...................        6,133
Insurance fees ..................        2,174
Other ...........................       29,482
                                    ----------
   Total Expenses ...............    1,601,871
Fees paid indirectly (Note 2) ...           --
Credits allowed by the
   custodian (Note 2) ...........     (119,254)
                                    ----------
   Total Net Expenses ...........    1,482,617
                                    ----------
NET INVESTMENT
   INCOME/(LOSS) ................      414,709
                                    ----------


                       See Notes to Financial Statements.


                                     78 & 79

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
--------------------------------------------------------------------------------
                                                   ENDEAVOR SERIES TRUST
                                           FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                  DREYFUS
                                 CAPITAL        CAPITAL           CAPITAL         DREYFUS          U.S.           ENDEAVOR
                                GUARDIAN        GUARDIAN         GUARDIAN        SMALL CAP      GOVERNMENT          ASSET
                                 GLOBAL        U.S. EQUITY         VALUE           VALUE        SECURITIES       ALLOCATION
                                PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                ---------      -----------       ---------       ---------      -----------      -----------
REALIZED AND
   UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Investments .............   (2,057,715)       (271,343)      8,272,814       39,314,189        (653,064)     (11,309,977)
   Futures contracts .......           --              --              --               --         125,129         (275,443)
   Written options .........           --              --              --               --           5,041               --
Foreign currencies and net
     other assets ..........       21,216              --              --               --              (9)              --
                              -----------      ----------     -----------     ------------    ------------     ------------
Net realized gain/(loss) on
   investments and foreign
   currency during the period  (2,036,499)       (271,343)      8,272,814       39,314,189        (522,903)     (11,585,420)
                              -----------      ----------     -----------     ------------    ------------     ------------
Net change in unrealized
   appreciation/(depreciation) of:
   Investments .............   (2,724,120)        537,072)      2,805,409       26,837,201         265,481      (19,907,004)
   Futures contracts .......           --              --              --               --          47,890          859,376
   Forward foreign exchange
     contracts .............      102,736              --              --               --              --               --
   Foreign currencies and
     net other assets ......      (19,657)             --              --               --               5               --
                              -----------      ----------     -----------     ------------    ------------     ------------
Net unrealized appreciation/
   (depreciation) of investments
   and foreign currency during
   the period ..............   (2,641,041)       (537,072)      2,805,409       26,837,201         313,376      (19,047,628)
                              -----------      ----------     -----------     ------------    ------------     ------------
Net realized and unrealized
   gain/(loss) on investments
   and foreign currency
   during the period .......   (4,677,540)       (808,415)     11,078,223       66,151,390        (209,527)     (30,633,048)
                              -----------      ----------     -----------     ------------    ------------     ------------
NET INCREASE/(DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS ..............  $(4,664,499)     $ (740,068)    $12,992,457     $ 65,537,088    $  4,069,377     $(24,741,182)
                              ===========      ==========     ===========     ============    ============     ============

                                                                                                                      T. ROWE
                                  ENDEAVOR                           ENDEAVOR          ENDEAVOR                         PRICE
                                  ENHANCED           ENDEAVOR         JANUS             MONEY        JENNISON         EQUITY
                                    INDEX            HIGH YIELD       GROWTH            MARKET         GROWTH          INCOME
                                  PORTFOLIO          PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO       PORTFOLIO
                                  ---------         -----------     ---------         ---------      ---------       ---------
REALIZED AND
   UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Investments .............      (14,589,690)      (1,871,249)    (215,208,692)         25,144       (9,334,141)      6,611,383
   Futures contracts .......           58,846               --               --              --               --              --
   Written options .........               --               --               --              --               --              --
Foreign currencies and net
     other assets ..........               --            1,501           39,159              --               --              --
                                 ------------      -----------    -------------     -----------     ------------    ------------
Net realized gain/(loss) on
   investments and foreign
   currency during the period     (14,530,844)      (1,869,748)    (215,169,533)         25,144       (9,334,141)      6,611,383
                                 ------------      -----------    -------------     -----------     ------------    ------------
Net change in unrealized
   appreciation/(depreciation) of:
   Investments .............       (3,980,871)         546,113       10,297,157              --        2,698,900      (4,644,818)
   Futures contracts .......          (23,804)              --               --              --               --              --
   Forward foreign exchange
     contracts .............               --               --               --              --               --              --
   Foreign currencies and
     net other assets ......               --           (2,145)            (133)             --               --             135
                                 ------------      -----------    -------------     -----------     ------------    ------------
Net unrealized appreciation/
   (depreciation) of investment
   and foreign currency during
   the period ..............       (4,004,675)         543,968       10,297,024              --        2,698,900      (4,644,683)
                                 ------------      -----------    -------------     -----------     ------------    ------------
Net realized and unrealized
   gain/(loss) on investments
   and foreign currency
   during the period .......      (18,535,519)      (1,325,780)    (204,872,509)         25,144       (6,635,241)      1,966,700
                                 ------------      -----------    -------------     -----------     ------------    ------------
NET INCREASE/(DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS ..............     $(17,928,729)     $   937,976    $(207,043,416)    $ 7,487,807     $ (6,677,213)   $  5,911,625
                                 ============      ===========    =============     ===========     ============    ============

                                     T. ROWE         T. ROWE
                                      PRICE           PRICE
                                     GROWTH       INTERNATIONAL
                                       STOCK           STOCK
                                    PORTFOLIO       PORTFOLIO
                                    ---------     -------------
REALIZED AND
   UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Investments .............        (19,075,001)     (11,409,488)
   Futures contracts .......                 --               --
   Written options .........                 --               --
Foreign currencies and net
     other assets ..........           (125,719)        (128,057)
                                   ------------    -------------
Net realized gain/(loss) on
   investments and foreign
   currency during the period       (19,200,720)     (11,537,545)
                                   ------------    -------------
Net change in unrealized
   appreciation/(depreciation) of:
   Investments .............         (8,935,651)     (27,779,753)
   Futures contracts .......                 --               --
   Forward foreign exchange
     contracts .............                 --               --
   Foreign currencies and
     net other assets ......             17,072           (4,966)
                                   ------------    -------------
Net unrealized appreciation/
   (depreciation) of investments
   and foreign currency during
   the period ..............         (8,918,579)     (27,784,719)
                                   ------------    -------------
Net realized and unrealized
   gain/(loss) on investments
   and foreign currency
   during the period .......        (28,119,299)     (39,322,264)
                                   ------------    -------------
NET INCREASE/(DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS ..............       $(27,866,133)   $ (38,907,555)
                                   ============    =============

                       See Notes to Financial Statements.


                                     80 & 81

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   ENDEAVOR SERIES TRUST
                                           FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                  DREYFUS
                                 CAPITAL        CAPITAL           CAPITAL         DREYFUS          U.S.           ENDEAVOR
                                GUARDIAN        GUARDIAN         GUARDIAN        SMALL CAP      GOVERNMENT          ASSET
                                 GLOBAL        U.S. EQUITY         VALUE           VALUE        SECURITIES       ALLOCATION
                                PORTFOLIO*     PORTFOLIO**       PORTFOLIO*      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                ---------      -----------       ---------       ---------      -----------      -----------
Net investment
   income/(loss) ..........  $     13,041    $      68,347    $   1,914,234   $    (614,302)   $  4,278,904   $   5,891,866
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............    (2,036,499)        (271,343)       8,272,814      39,314,189        (522,903)    (11,585,420)
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............    (2,641,041)        (537,072)       2,805,409      26,837,201         313,376     (19,047,628)
                             ------------    -------------    -------------   -------------   -------------   -------------
Net increase/(decrease)
   in net assets resulting
   from operations ........    (4,664,499)        (740,068)      12,992,457      65,537,088       4,069,377     (24,741,182)
Distributions to
   shareholders from net
   investment income ......            --          (32,409)      (1,401,959)             --      (4,067,818)     (6,100,887)
Distributions to
   shareholders from
   net realized gains .....      (985,448)         (33,934)     (12,979,337)    (61,530,832)             --     (34,641,383)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..      (224,294)      17,633,499       36,672,026      96,592,568      45,692,412       4,241,782
                             ------------    -------------    -------------   -------------   -------------   -------------
Net increase/(decrease)
   in net assets ..........    (5,874,241)      16,827,088       35,283,187     100,598,824      45,693,971     (61,241,670)

NET ASSETS:
Beginning of period .......    50,351,639       33,506,836      182,354,290     213,086,107      75,181,509     352,333,006
                             ------------    -------------    -------------   -------------   -------------   -------------
End of period .............  $ 44,477,398    $  50,333,924    $ 217,637,477   $ 313,684,931   $ 120,875,480   $ 291,091,336
                             ------------    -------------    -------------   -------------   -------------   -------------
Undistributed net
   investment
   income/(loss) ..........  $     37,473    $      68,346    $   1,820,335   $          --   $   4,291,346   $   5,893,983
                             ============    =============    =============   =============   =============   =============


                                                                                                                      T. ROWE
                                   ENDEAVOR                          ENDEAVOR       ENDEAVOR                           PRICE
                                   ENHANCED          ENDEAVOR          JANUS          MONEY         JENNISON          EQUITY
                                     INDEX          HIGH YIELD        GROWTH         MARKET          GROWTH           INCOME
                                   PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                   ---------        -----------      ---------      ---------       ---------        ---------
Net investment
   income/(loss) ..........      $     606,790      $ 2,263,756    $ (2,170,907)  $   7,462,663    $    (41,972)    $ 3,944,925
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............        (14,530,844)      (1,869,748)   (215,169,533)         25,144      (9,334,141)      6,611,383
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............         (4,004,675)         543,968      10,297,024              --       2,698,900      (4,644,683)
                                 -------------     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........         17,928,729)         937,976    (207,043,416)      7,487,807      (6,677,213)      5,911,625
Distributions to
   shareholders from net
   investment income ......           (872,983)      (1,691,398)             --      (7,462,663)       (660,056)     (4,710,864)
Distributions to
   shareholders from
   net realized gains .....                 --               --     (13,439,470)         (1,288)             --     (20,939,645)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..         13,061,303       11,851,215     (99,044,207)    199,412,983       5,123,712      51,815,867
                                 -------------     ------------    ------------    ------------    ------------    ------------
Net increase/(decrease)
   in net assets ..........         (5,740,409)      11,097,793    (319,527,093)    199,436,839      (2,213,557)     32,076,983

NET ASSETS:
Beginning of period .......        156,517,418       21,733,270     754,184,037     124,628,633      36,458,457     257,343,445
                                 -------------     ------------    ------------    ------------    ------------    ------------
End of period .............      $ 150,777,009     $ 32,831,063    $434,656,944    $324,065,472    $ 34,244,900    $289,420,428
                                 -------------     ------------    ------------    ------------    ------------    ------------
Undistributed net
   investment
   income/(loss) ..........      $     611,785     $  2,268,517    $         --    $         --    $         --    $  3,889,711
                                 =============     ============    ============    ============    ============    ============

                                   T. ROWE         T. ROWE
                                    PRICE           PRICE
                                   GROWTH       INTERNATIONAL
                                    STOCK           STOCK
                                  PORTFOLIO       PORTFOLIO
                                  ---------     -------------
Net investment
   income/(loss) ..........      $    253,166    $   414,709
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............       (19,200,720)   (11,537,545)
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............        (8,918,579)   (27,784,719)
                                 ------------   ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........       (27,866,133)   (38,907,555)
Distributions to
   shareholders from net
   investment income ......                --              --
Distributions to
   shareholders from
   net realized gains .....       (37,148,258)   (33,965,844)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..        24,782,106     10,195,622
                                 ------------   ------------
Net increase/(decrease)
   in net assets ..........       (40,232,285)   (62,677,777)

NET ASSETS:
Beginning of period .......       269,983,288    186,663,738
                                 ------------   ------------
End of period .............      $229,751,003   $123,985,961
                                 ------------   ------------
Undistributed net
   investment
   income/(loss) ..........      $    127,349   $    187,310
                                 ============   ============

                       See Notes to Financial Statements.


                                     82 & 83

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   ENDEAVOR SERIES TRUST
                                           FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                  DREYFUS
                                CAPITAL         CAPITAL          CAPITAL          DREYFUS          U.S.           ENDEAVOR
                               GUARDIAN         GUARDIAN        GUARDIAN         SMALL CAP      GOVERNMENT          ASSET
                                GLOBAL         U.S. EQUITY        VALUE            VALUE        SECURITIES       ALLOCATION
                              PORTFOLIO*       PORTFOLIO**     PORTFOLIO*        PORTFOLIO       PORTFOLIO        PORTFOLIO
                              ----------       -----------     ----------       -----------    ------------      -----------
Net investment
   income/(loss) ..........  $     42,358    $      32,408   $   1,403,210    $    (474,500)  $    4,061,372   $   6,085,901
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............       341,314           15,635      12,883,061       62,050,016          257,044      34,316,650
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............    (9,614,728)         304,492      (6,246,987)     (40,300,803)       2,854,524     (62,108,598)
                             ------------    -------------   -------------    -------------   --------------   -------------
Net increase/(decrease)
   in net assets resulting
   from operations ........    (9,231,056)         352,535       8,039,284       21,274,713        7,172,940     (21,706,047)
Distributions to
   shareholders from net
   investment income ......            --               --      (1,793,729)              --       (4,743,313)     (5,838,631)
Distributions to
   shareholders from
   net realized gains .....    (4,814,106)              --     (28,955,230)     (31,946,414)              --     (32,107,241)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..    23,626,927       33,154,301      (4,589,317)      35,955,065      (11,024,975)     (2,940,873)
                             ------------    -------------   -------------    -------------   --------------   -------------
Net increase/(decrease)
   in net assets ..........     9,581,765       33,506,836     (27,298,992)      25,283,364       (8,595,348)    (62,592,792)
NET ASSETS:
Beginning of period .......    40,769,874               --     209,653,282      187,802,743       83,776,857     414,925,798
                             ------------    -------------   -------------    -------------   --------------   -------------
End of period .............  $ 50,351,639    $  33,506,836   $ 182,354,290    $ 213,086,107   $   75,181,509   $ 352,333,006
                             ============    =============   =============    =============   ==============   =============
Undistributed net
   investment
   income/(loss) ..........  $     (3,062)   $      32,408   $   1,401,861    $          --   $    4,067,791   $   6,100,801
                             ============    =============   =============    =============   ==============   =============

                                                                                                                   T. ROWE
                                 ENDEAVOR                           ENDEAVOR        ENDEAVOR                        PRICE
                                 ENHANCED            ENDEAVOR         JANUS           MONEY        JENNISON        EQUITY
                                   INDEX            HIGH YIELD       GROWTH          MARKET         GROWTH         INCOME
                                 PORTFOLIO          PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO***     PORTFOLIO
                                -----------       ------------    ------------   -------------  --------------   -----------
Net investment
   income/(loss) ..........    $     868,008      $ 1,683,377   $  (2,551,583)   $  6,621,156   $    655,600     $ 4,808,979
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............       (3,103,406)         (97,376)     18,409,552           1,376     (1,718,545)     20,468,054
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............      (16,270,141)      (2,761,645)   (336,644,292)             --     (3,781,332)      2,287,644
                               -------------    -------------    ------------    ------------    -----------    ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........      (18,505,539)      (1,175,644)   (320,786,323)      6,622,532     (4,844,277)     27,564,677
Distributions to
   shareholders from net
   investment income ......         (767,531)      (1,105,820)             --      (6,621,156)      (615,554)     (4,934,396)
Distributions to
   shareholders from
   net realized gains .....       (9,775,182)              --              --          (4,552)    (2,412,034)    (22,192,187)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..       31,598,967        4,000,043       9,779,254     (10,146,905)      (569,320)     (7,812,875)
                               -------------    -------------    ------------    ------------    -----------    ------------
Net increase/(decrease)
   in net assets ..........        2,550,715        1,718,579    (311,007,069)    (10,150,081)    (8,441,185)     (7,374,781)
NET ASSETS:
Beginning of period .......      153,966,703       20,014,691   1,065,191,106     134,778,714     44,899,642     264,718,226
                               -------------    -------------    ------------    ------------    -----------    ------------
End of period .............    $ 156,517,418    $  21,733,270    $754,184,037    $124,628,633    $36,458,457    $257,343,445
                               =============    =============    ============    ============    ===========    ============
Undistributed net
   investment
   income/(loss) ..........    $     872,980    $   1,691,134    $       (138)   $         --    $   660,050    $  4,891,333
                               =============    =============    ============    ============    ===========    ============

                                    T. ROWE        T. ROWE
                                     PRICE          PRICE
                                    GROWTH      INTERNATIONAL
                                     STOCK          STOCK
                                   PORTFOLIO      PORTFOLIO
                                  -----------   -------------
Net investment
   income/(loss) ..........       $    22,717      $  316,557
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............        36,012,420      33,658,399
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............       (37,705,796)    (72,607,509)
                                 ------------    ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........        (1,670,659)    (38,632,553)
Distributions to
   shareholders from net
   investment income ......          (255,091)       (325,017)
Distributions to
   shareholders from
   net realized gains .....       (27,337,593)    (22,597,665)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..        41,367,566      19,564,134
                                 ------------    ------------
Net increase/(decrease)
   in net assets ..........        12,104,223     (41,991,101)
NET ASSETS:
Beginning of period .......       257,879,065     228,654,839
                                 ------------    ------------
End of period .............      $269,983,288    $186,663,738
                                 ============    ============
Undistributed net
   investment
   income/(loss) ..........      $         --    $   (371,266)
                                 ============    ============

-------------------
* Effective October 9, 2000, Capital Guardian Trust Company became the investment adviser and the names of the Endeavor Select Portfolio and Endeavor Value Equity Portfolio were changed to Capital Guardian Global Portfolio and Capital Guardian Value Portfolio, respectively.
** The Capital Guardian U.S. Equity Portfolio commenced operations on October 9, 2000.
*** Effective October 9, 2000, Jennison Associates LLC became the investment adviser and the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth Portfolio.

                       See Notes to Financial Statements.

                                     84 & 85

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                              ENDEAVOR SERIES TRUST
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR           YEAR           YEAR          PERIOD
                                                                         ENDED          ENDED          ENDED          ENDED
                                                                       12/31/01       12/31/00**      12/31/99     12/31/98*+++
                                                                       ---------      ----------      ---------    ------------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........................     $   12.06       $  15.77        $ 10.66       $ 10.00
                                                                       ---------       --------        -------       -------
   Net investment income/(loss)                                               --++++       0.02          (0.01)         0.07
   Net realized and unrealized gain/(loss) on investments ........         (1.22)         (2.37)          5.12          0.59
                                                                       ---------       --------        -------       -------
   Net increase/(decrease) in net assets resulting
     from investment operations ..................................         (1.22)         (2.35)          5.11          0.66
                                                                       ---------       --------        -------       -------
   DISTRIBUTIONS:
   Distributions from net realized gains .........................         (0.27)         (1.36)            --            --
                                                                       ---------       --------        -------       -------
   Total distributions ...........................................         (0.27)         (1.36)            --            --
                                                                       ---------       --------        -------       -------
   Net asset value, end of period ................................     $   10.57       $  12.06        $ 15.77       $ 10.66
                                                                       =========       ========        =======       =======
   Total return++ ................................................        (10.36)%       (15.42)%        47.84%         6.60%
                                                                       =========       ========        =======       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........................     $  44,477       $ 50,352        $40,770       $24,865
   Ratio of net investment income/(loss) to average net assets ...          0.03%          0.08%         (0.12)%        0.75%+
   Ratio of net expenses to average net assets ...................          1.34%          1.28%          1.48%         1.49%+
   Ratio of expenses to average net assets .......................          1.35%          1.30%          1.49%         1.49%+
   Ratio of net expenses to average net assets before waivers ....          1.35%          1.30%          1.49%         1.55%+
   Portfolio turnover rate .......................................            45%           303%           157%          128%

*    The Portfolio commenced operations on February 3, 1998.

** Effective October 9, 2000, Capital Guardian Trust Company became the portfolio's adviser and the name of the Endeavor Select Portfolio was changed to Capital Guardian Global Portfolio.

+    Annualized.

++   Total return represents aggregate total return for the periods indicated.

+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

++++ Amount rounds to less than $0.005 per share.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEAR          PERIOD
                                                                                       ENDED          ENDED
                                                                                     12/31/01       12/31/00*
                                                                                    ----------     ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........................................    $ 10.10       $ 10.00
                                                                                      -------       -------
   Net investment income .........................................................       0.01          0.01
   Net realized and unrealized gain/(loss) on investments ........................      (0.35)         0.09
                                                                                      -------       -------
   Net increase/(decrease) in net assets resulting from investment operations ....      (0.34)         0.10
                                                                                      -------       -------
   DISTRIBUTIONS:
   Dividends from net investment income ..........................................      (0.01)           --
   Distributions from net realized gains .........................................      (0.01)           --
                                                                                      -------       -------
   Total distributions ...........................................................      (0.02)           --
                                                                                      -------       -------
   Net asset value, end of period ................................................    $  9.74       $ 10.10
                                                                                      =======       =======
   Total return++ ................................................................      (3.38)%        1.00%
                                                                                      =======       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........................................    $50,334       $33,507
   Ratio of net investment income to average net assets ..........................       0.19%         0.45%+
   Ratio of net expenses to average net assets ...................................       1.08%         1.13%+
   Ratio of expenses to average net assets .......................................       1.09%         1.13%+
   Portfolio turnover rate .......................................................         39%          108%

-------------------
      * The Portfolio commenced operations on October 9, 2000.
      + Annualized.
     ++ Total return represents aggregate total return for the period indicated.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        CAPITAL GUARDIAN VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR         YEAR         YEAR        YEAR         YEAR
                                                             ENDED        ENDED        ENDED       ENDED        ENDED
                                                           12/31/01     12/31/00*    12/31/99    12/31/98     12/31/97
                                                           --------     ---------    --------    --------     --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................   $  17.58     $  19.99     $  21.68    $  20.70     $  17.21
                                                           --------     --------     --------    --------     --------
   Net investment income ...............................       0.16         0.15         0.18        0.22         0.20
   Net realized and unrealized gain/(loss)
      on investments ...................................       1.01         0.68        (0.72)       1.36         3.96
                                                           --------     --------     --------    --------     --------
   Net increase/(decrease) in net assets resulting
      from investment operations .......................       1.17         0.83        (0.54)       1.58         4.16
                                                           --------     --------     --------    --------     --------
   DISTRIBUTIONS:
   Dividends from net investment income ................      (0.14)       (0.19)       (0.24)      (0.22)       (0.14)
   Distributions from net realized gains ...............      (1.26)       (3.05)       (0.91)      (0.38)       (0.53)
                                                           --------     --------     --------    --------     --------
   Total distributions .................................      (1.40)       (3.24)       (1.15)      (0.60)       (0.67)
                                                           --------     --------     --------    --------     --------
   Net asset value, end of year ........................   $  17.35     $  17.58     $  19.99    $  21.68     $  20.70
                                                           ========     ========     ========    ========     ========
   Total return++ ......................................       6.64%        5.57%       (3.06)%      7.56%       24.81%
                                                           ========     ========     ========    ========     ========
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ................   $217,637     $182,354     $209,653    $246,102     $216,039
   Ratio of net investment income to
      average net assets ...............................       1.01%       0.77%         0.77%       1.10%        1.39%
   Ratio of net expenses to average net assets .........       0.94%       0.91%         0.88%       0.84%        0.89%
   Ratio of expenses to average net assets .............       0.95%       0.93%         0.95%       0.85%        0.89%
   Portfolio turnover rate .............................         55%         85%           51%         19%          16%

-----------------
* Effective October 9, 2000, Capital Guardian Trust Company became the portfolio's adviser and the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value Portfolio.
++ Total return represents aggregate total return for the years indicated.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        DREYFUS SMALL CAP VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR         YEAR         YEAR        YEAR         YEAR
                                                             ENDED        ENDED        ENDED       ENDED        ENDED
                                                           12/31/01     12/31/00     12/31/99    12/31/98     12/31/97
                                                           --------     ---------    --------    --------     --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................   $  15.62     $  16.51     $  14.14    $  16.41     $  14.69
                                                           --------     --------     --------    --------     --------
   Net investment income/(loss) ........................      (0.03)       (0.03)       (0.04)      (0.03)        0.02
   Net realized and unrealized gain/(loss)
      on investments ...................................       4.66         1.87         4.00       (0.13)        3.52
                                                           --------     --------     --------    --------     --------
   Net increase/(decrease) in net assets
      resulting from investment operations .............       4.63         1.84         3.96       (0.16)        3.54
                                                           --------     --------     --------    --------     --------
   DISTRIBUTIONS:
   Dividends from net investment income ................         --           --           --       (0.02)       (0.10)
   Distributions from net realized gains ...............      (4.53)       (2.73)       (1.59)      (2.09)       (1.72)
                                                           --------     --------     --------    --------     --------
   Total distributions .................................      (4.53)       (2.73)       (1.59)      (2.11)       (1.82)
                                                           --------     --------     --------    --------     --------
   Net asset value, end of year ........................   $  15.72     $  15.62     $  16.51    $  14.14     $  16.41
                                                           ========     ========     ========    ========     ========
   Total return++ ......................................      28.79%       11.02%       29.39%      (2.18)%      25.56%
                                                           ========     ========     ========    ========     ========
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's) ..................   $313,685     $213,086     $187,803    $158,662     $146,195
   Ratio of net investment income/(loss)
      to average net assets ............................      (0.24)%      (0.23)%      (0.28)%     (0.23)%       0.20%
   Ratio of net expenses to average net assets .........       0.91%        0.91%        0.90%       0.86%        0.91%
   Ratio of expenses to average net assets .............       1.18%        1.26%        1.22%       0.94%        0.91%
   Portfolio turnover rate .............................        172%         192%         216%        183%         127%

--------------------
++  Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR         YEAR         YEAR        YEAR         YEAR
                                                             ENDED        ENDED        ENDED       ENDED        ENDED
                                                           12/31/01     12/31/00     12/31/99    12/31/98     12/31/97
                                                           --------     ---------    --------    --------     --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................   $  11.88     $  11.53     $  12.32    $  11.87     $  11.23
                                                           --------     --------     --------    --------     --------
   Net investment income ...............................       0.36         0.74         0.62        0.40         0.39
   Net realized and unrealized gain/(loss)
      on investments ...................................       0.23         0.36        (0.73)       0.46         0.61
                                                           --------     --------     --------    --------     --------
   Net increase/(decrease) in net assets
      resulting from investment operations .............       0.59         1.10        (0.11)        0.86        1.00
                                                           --------     --------     --------    --------     --------
   DISTRIBUTIONS:
   Dividends from net investment income ................      (0.58)       (0.75)       (0.46)      (0.41)       (0.36)
   Distributions from net realized gains ...............         --           --        (0.22)         --           --
                                                           --------     --------     --------    --------     --------
   Total distributions .................................      (0.58)       (0.75)       (0.68)      (0.41)       (0.36)
                                                           --------     --------     --------    --------     --------
   Net asset value, end of year ........................   $  11.89     $  11.88     $  11.53    $  12.32     $  11.87
                                                           ========     ========     ========    ========     ========
   Total return++ ......................................       5.10%       10.16%       (0.87)%      7.38%        9.15%
                                                           ========     ========     ========    ========     ========
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ................   $120,875     $ 75,182     $ 83,777    $ 82,889     $ 46,542
   Ratio of net investment income
      to average net assets ............................       4.64%        5.38%        5.52%        5.21%       5.74%
   Ratio of net expenses to average net assets .........       0.75%        0.74%        0.73%        0.72%       0.80%
   Ratio of expenses to average net assets .............       0.79%        0.76%        0.77%        0.73%       0.80%
   Portfolio turnover rate .............................        760%       1,109%         596%         615%        185%

---------------
++  Total return represents aggregate total return for the periods indicated.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR         YEAR         YEAR        YEAR         YEAR
                                                             ENDED        ENDED        ENDED       ENDED        ENDED
                                                           12/31/01     12/31/00     12/31/99    12/31/98     12/31/97
                                                           --------     ---------    --------    --------     --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................   $  19.47     $  22.89     $  23.89    $  22.34     $  18.84
                                                           --------     --------     --------    --------     --------
   Net investment income ...............................       0.35         0.35         0.34        0.43         0.32
   Net realized and unrealized gain/(loss)
      on investments ...................................      (1.64)       (1.60)        4.80        3.50         3.45
                                                           --------     --------     --------    --------     --------
   Net increase/(decrease) in net assets resulting
      from investment operations .......................      (1.29)       (1.25)        5.14        3.93         3.77
                                                           --------     --------     --------    --------     --------
   DISTRIBUTIONS:
   Dividends from net investment income ................      (0.37)       (0.33)       (0.43)      (0.32)       (0.27)
   Distributions from net realized gains ...............      (2.08)       (1.84)       (5.71)      (2.06)          --
                                                           --------     --------     --------    --------     --------
   Total distributions .................................      (2.45)       (2.17)       (6.14)      (2.38)       (0.27)
                                                           --------     --------     --------    --------     --------
   Net asset value, end of year ........................   $  15.73     $  19.47     $  22.89    $  23.89     $  22.34
                                                           ========     ========     ========    ========     ========
   Total return++ ......................................      (7.06)%      (5.93)%      26.39%      18.39%       20.14%
                                                           ========     ========     ========    ========     ========
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's) ..................   $291,091     $352,333     $414,926    $353,001     $303,102
   Ratio of net investment income to average
      net assets .......................................       1.95%        1.50%        1.58%       1.97%        1.61%
   Ratio of net expenses to average net assets .........       0.86%        0.85%        0.84%       0.78%        0.84%
   Ratio of expenses to average net assets .............       0.92%        0.87%        0.87%       0.80%        0.84%
   Portfolio turnover rate .............................        221%         158%         220%        262%          67%

---------------
    ++ Total return represents aggregate total return for the periods indicated.
     # Morgan Stanley Asset Management became the Portfolio's  Adviser effective
       April 1, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR         YEAR         YEAR        YEAR         YEAR
                                                             ENDED        ENDED        ENDED       ENDED        ENDED
                                                           12/31/01     12/31/00     12/31/99    12/31/98     12/31/97*
                                                           --------     ---------    --------    --------     --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period .................  $  15.13     $  18.16     $  16.08    $  12.29     $  10.00
                                                           --------     --------     --------    --------     --------
   Net investment income ................................      0.06         0.07         0.08        0.04         0.02
   Net realized and unrealized gain/(loss) on investments     (1.86)       (1.99)        2.78        3.81         2.27
                                                           --------     --------     --------    --------     --------
   Net increase/(decrease) in net assets resulting
     from investment operations .........................     (1.80)       (1.92)        2.86        3.85         2.29
                                                           --------     --------     --------    --------     --------
   DISTRIBUTIONS:
   Dividends from net investment income .................     (0.09)       (0.08)       (0.03)      (0.02)          --
   Distributions from net realized gains ................        --        (1.03)       (0.75)      (0.04)          --
                                                           --------     --------     --------    --------     --------
   Total distributions ..................................     (0.09)       (1.11)       (0.78)      (0.06)          --
                                                           --------     --------     --------    --------     --------
   Net asset value, end of period .......................  $  13.24     $  15.13     $  18.16    $  16.08     $  12.29
                                                           ========     ========     ========    ========     ========
   Total return++ .......................................    (11.98)%     (10.92)%      18.16%      31.39%       22.90%
                                                           ========     ========     ========    ========     ========
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .................  $150,777     $156,517     $153,967     $64,058      $19,811
   Ratio of net investment income to average net assets .      0.43%        0.53%        0.73%       0.48%        0.55%+
   Ratio of net expenses to average net assets ..........      0.87%        0.87%        0.78%       1.10%        1.30%+
   Ratio of net expenses to average net assets before waivers  0.87%        0.87%        0.78%       1.10%        1.56%+
   Portfolio turnover rate ..............................        56%          68%          56%         78%           6%

----------------
*   The Portfolio commenced operations on May 2, 1997.
+   Annualized.
++  Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                          ENDEAVOR HIGH YIELD PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR            YEAR          YEAR          PERIOD
                                                                          ENDED           ENDED         ENDED          ENDED
                                                                       12/31/01+++      12/31/00      12/31/99       12/31/98*
                                                                       -----------     ----------    ---------       ---------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ............................     $  9.06        $ 10.09       $  9.69         $10.00
                                                                         -------        -------       -------         ------
   Net investment income ...........................................        0.69           0.68          0.47           0.25
   Net realized and unrealized gain/(loss) on investments ..........       (0.34)         (1.18)         0.09          (0.56)
                                                                         -------        -------       -------         ------
   Net increase/(decrease) in net assets resulting
     from investment operations ....................................        0.35          (0.50)         0.56          (0.31)
                                                                         -------        -------       -------         ------
   DISTRIBUTIONS:
   Dividends from net investment income ............................       (0.51)         (0.53)        (0.16)            --
                                                                         -------        -------       -------         ------
   Total distributions .............................................       (0.51)         (0.53)        (0.16)            --
                                                                         -------        -------       -------         ------
   Net asset value, end of period ..................................     $  8.90        $  9.06       $ 10.09         $ 9.69
                                                                         =======        =======       =======         ======
   Total return++ ..................................................        3.78%         (5.18)%        5.82%         (3.10)%
                                                                         =======        =======       =======         ======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............................     $32,831        $21,733       $20,015         $9,819
   Ratio of net investment income to average net assets ............        7.57%          7.87%         7.07%          6.43%+
   Ratio of net expenses to average net assets .....................        1.10%          1.13%         1.22%          1.30%+
   Ratio of expenses to average net assets .........................        1.12%          1.14%         1.25%          1.43%+
   Ratio of net expenses to average net assets before waivers ......        1.12%          1.14%         1.27%          1.58%+
   Portfolio turnover rate .........................................          50%            57%           77%            26%

-----------------
*   The Portfolio commenced operations on June 1, 1998.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                         ENDEAVOR JANUS GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEAR         YEAR          PERIOD
                                                                                       ENDED        ENDED          ENDED
                                                                                     12/31/01     12/31/00       12/31/99*
                                                                                     --------     --------      ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period .........................................    $  67.34     $  95.37       $    69.88
                                                                                     --------     --------       ----------
   Net investment loss ..........................................................       (0.23)       (0.23)           (0.04)
   Net realized and unrealized gain/(loss) on investments .......................      (18.83)      (27.80)           25.53
                                                                                     --------     --------       ----------
   Net increase/(decrease) in net assets resulting from investment operations ...      (19.06)      (28.03)           25.49
                                                                                     --------     --------       ----------
   DISTRIBUTIONS:
   Dividends from net investment income .........................................       (1.33)          --               --
                                                                                     --------     --------       ----------
   Total distributions ..........................................................       (1.33)          --               --
                                                                                     --------     --------       ----------
   Net asset value, end of period ...............................................    $  46.95     $  67.34       $    95.37
                                                                                     --------     --------       ----------
   Total return++ ...............................................................      (28.72)%     (29.39)%          36.48%
                                                                                     --------     --------       ----------
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .........................................    $434,657     $754,184       $1,065,191
   Ratio of net investment loss to average net assets ...........................       (0.41)%      (0.24)%          (0.09)%+
   Ratio of net expenses to average net assets ..................................        0.87%        0.85%            0.83%+
   Ratio of net expenses to average net assets before waivers ...................        0.93%        0.86%            0.83%+
   Portfolio turnover rate ......................................................          57%          46%              43%

----------------
*   The Portfolio commenced operations on May 1, 1999.
+   Annualized.
++  Total return represents aggregate total return for the periods indicated.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                         ENDEAVOR MONEY MARKET PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          YEAR         YEAR        YEAR         YEAR
                                                                  ENDED         ENDED        ENDED       ENDED        ENDED
                                                                12/31/01      12/31/00     12/31/99    12/31/98#    12/31/97
                                                                --------      --------     --------    ---------    --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ......................    $   1.00      $   1.00     $   1.00    $   1.00     $  1.00
                                                                --------      --------     --------    --------     -------
   Net investment income ...................................      0.0363        0.0579       0.0465      0.0485      0.0498
                                                                --------      --------     --------    --------     -------
   DISTRIBUTIONS:
   Dividends from net investment income ....................     (0.0363)      (0.0579)     (0.0465)    (0.0485)    (0.0498)
   Distributions from net realized gains ...................      0.0000+++         --           --          --          --
                                                                --------      --------     --------    --------     -------
   Total distributions .....................................     (0.0363)      (0.0579)     (0.0465)    (0.0485)    (0.0498)
                                                                --------      --------     --------    --------     -------
   Net asset value, end of year ............................    $   1.00      $   1.00     $   1.00    $   1.00     $  1.00
                                                                ========      ========     ========    ========     =======
   Total return++ ..........................................        3.69%         5.95%        4.75%       4.96%       5.07%
                                                                ========      ========     ========    ========     =======
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's) ......................    $324,065      $124,629     $134,779    $100,932     $51,162
   Ratio of net investment income to
      average net assets ...................................        3.27%         5.79%         4.6%       4.92%       4.99%
   Ratio of net expenses to average net assets .............        0.59%         0.60%        0.55%       0.60%       0.60%
   Ratio of expenses to average net assets .................        0.59%         0.60%        0.55%       0.60%       0.60%

----------------
++ Total return represents aggregate total return for the periods indicated. +++ Amount rounds to less than $0.0001 per share.
# Morgan Stanley Asset Management became the Portfolio's Adviser effective April 1, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                            JENNISON GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          YEAR         YEAR        YEAR         YEAR
                                                                  ENDED         ENDED        ENDED       ENDED        ENDED
                                                                12/31/01      12/31/00*    12/31/99    12/31/98     12/31/97
                                                                --------      --------     --------    ---------    --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year .....................     $  10.30      $  12.56     $  12.22    $  11.75     $ 10.06
                                                                --------      --------     --------    --------     -------
   Net investment income/(loss) ...........................        (0.02)         0.20         0.18        0.11        0.07
   Net realized and unrealized gain/(loss)
      on investments ......................................        (1.87)        (1.56)        0.41        0.50        1.62
                                                                --------      --------     --------    --------     -------
   Net increase/(decrease) in net assets resulting
      from investment operations ..........................        (1.89)        (1.36)        0.59        0.61        1.69
                                                                --------      --------     --------    --------     -------
   DISTRIBUTIONS:
   Dividends from net investment income ...................        (0.18)        (0.18)       (0.13)      (0.05)         --
   Distributions from net realized gains ..................           --         (0.72)       (0.12)      (0.09)         --
                                                                --------      --------     --------    --------     -------
   Total distributions ....................................        (0.18)        (0.90)       (0.25)      (0.14)         --
                                                                --------      --------     --------    --------     -------
   Net asset value, end of year ...........................     $   8.23      $  10.30     $  12.56    $  12.22     $ 11.75
                                                                ========      ========     ========    ========     =======
   Total return++ .........................................       (18.54)%      (11.58)%       4.79%       5.18%      16.81%
                                                                ========      ========     ========    ========     =======
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's) .....................     $ 34,245      $ 36,458     $ 44,900    $ 45,506     $26,802
   Ratio of net investment income/(loss)
      to average net assets ...............................        (0.13)%        1.60%        1.34%       1.22%       1.34%
   Ratio of net expenses to average net assets ............         1.01%         0.93%        0.85%       0.98%       1.15%
   Ratio of expenses to average net assets ................         1.01%         1.00%        0.91%       1.00%       1.15%
   Ratio of net expenses to average net assets
      before waivers ......................................         1.01%         1.00%        0.91%       1.00%       1.16%
   Portfolio turnover rate ................................           78%          166%          48%         43%         44%

---------------

* Effective October 9, 2000, Jennison Associates LLC became the portfolio's adviser and the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth Portfolio.

++ Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          YEAR         YEAR        YEAR         YEAR
                                                                  ENDED         ENDED        ENDED       ENDED        ENDED
                                                                12/31/01      12/31/00     12/31/99    12/31/98     12/31/97
                                                                --------      --------     --------    ---------    --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year .....................     $  19.52      $  19.50     $  20.04    $  19.34     $ 15.49
                                                                --------      --------     --------    --------     -------
   Net investment income ..................................         0.24          0.39         0.38        0.35        0.25
   Net realized and unrealized gain
      on investments ......................................         0.24          1.78         0.42        1.33        4.06
                                                                --------      --------     --------    --------     -------
   Net increase in net assets resulting
      from investment operations ..........................         0.48          2.17         0.80        1.68        4.31
                                                                --------      --------     --------    --------     -------
   DISTRIBUTIONS:
   Dividends from net investment income ...................        (0.35)        (0.39)       (0.40)      (0.28)      (0.19)
   Distributions from net realized gains ..................        (1.56)        (1.76)       (0.94)      (0.70)      (0.27)
                                                                --------      --------     --------    --------     -------
   Total distributions ....................................        (1.91)        (2.15)       (1.34)      (0.98)      (0.46)
                                                                --------      --------     --------    --------     -------
   Net asset value, end of year ...........................     $  18.09      $  19.52     $  19.50    $  20.04     $ 19.34
                                                                ========      ========     ========    ========     =======
   Total return++ .........................................         2.17%        12.31%        3.47%       8.81%      28.27%
                                                                ========      ========     ========    ========     =======
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's) .....................     $289,420      $257,343     $264,718    $262,328    $197,228
   Ratio of net investment income to
      average net assets ..................................         1.48%         1.98%        1.89%       2.18%       2.47%
   Ratio of net expenses to average net assets ............         0.90%         0.90%        0.87%       0.85%       0.94%
   Ratio of expenses to average net assets ................         0.90%         0.90%        0.88%       0.85%       0.94%
   Portfolio turnover rate ................................           19%           38%          35%         20%         23%

-------------------
++ Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          YEAR         YEAR        YEAR         YEAR
                                                                  ENDED         ENDED        ENDED       ENDED        ENDED
                                                                12/31/01      12/31/00     12/31/99    12/31/98     12/31/97
                                                                --------      --------     --------    ---------    --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ......................    $  25.62      $  28.73     $  25.60    $  20.78     $ 16.29
                                                                --------      --------     --------    --------     -------
   Net investment income ...................................        0.02          0.00*        0.03        0.06        0.04
   Net realized and unrealized gain/(loss)
      on investments .......................................       (2.37)        (0.15)        5.28        5.76        4.59
                                                                --------      --------     --------    --------     -------
   Net increase/(decrease) in net assets resulting
      from investment operations ...........................       (2.35)        (0.15)        5.31        5.82        4.63
                                                                --------      --------     --------    --------     -------
   DISTRIBUTIONS:
   Dividends from net investment income ....................        0.00         (0.03)       (0.07)      (0.05)      (0.03)
   Distributions from net realized gains ...................       (3.71)        (2.93)       (2.11)      (0.95)      (0.11)
                                                                --------      --------     --------    --------     -------
   Total distributions .....................................       (3.71)        (2.96)       (2.18)      (1.00)      (0.14)
                                                                --------      --------     --------    --------     -------
   Net asset value, end of year ............................    $  19.56      $  25.62     $  28.73    $  25.60     $ 20.78
                                                                ========      ========     ========    ========     =======
   Total return++ ..........................................      (10.04)%       (0.51)%      22.19%      28.67%      28.57%
                                                                ========      ========     ========    ========     =======
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....................    $229,751      $269,983     $257,879    $194,301    $123,230
   Ratio of net investment income
      to average net assets ................................        0.11%         0.01%        0.21%       0.43%       0.38%
   Ratio of net expenses to average net assets .............        0.91%         0.90%        0.87%       0.87%       0.96%
   Ratio of expenses to average net assets .................        0.93%         0.91%        0.88%       0.87%       0.96%
   Portfolio turnover rate .................................          67%           80%          66%         58%         41%

-------------------
   *  Amount rounds to less than $0.005 per share.
  ++  Total return represents aggregate total return for the periods indicated.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          YEAR         YEAR        YEAR         YEAR
                                                                  ENDED         ENDED        ENDED       ENDED        ENDED
                                                                12/31/01      12/31/00     12/31/99    12/31/98++   12/31/97
                                                                --------      --------     --------    ---------    --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year .....................     $  15.18      $  20.88     $  16.19    $  14.21     $ 13.95
                                                                --------      --------     --------    --------     -------
   Net investment income ..................................         0.03          0.03         0.10        0.12        0.10
   Net realized and unrealized
      gain/(loss) on investments ..........................        (3.09)        (3.68)        5.02        2.08        0.26
                                                                --------      --------     --------    --------     -------
   Net increase/(decrease) in net assets resulting
      from investment operations ..........................        (3.06)        (3.65)        5.12        2.20        0.36
                                                                --------      --------     --------    --------     -------
   DISTRIBUTIONS:
   Dividends from net investment income ...................           --         (0.03)       (0.26)      (0.11)      (0.10)
   Distributions from net realized gains ..................        (2.96)        (2.02)       (0.17)      (0.11)         --
                                                                --------      --------     --------    --------     -------
   Total distributions ....................................        (2.96)        (2.05)       (0.43)      (0.22)      (0.10)
                                                                --------      --------     --------    --------     -------
   Net asset value, end of year ...........................     $   9.16      $  15.18     $  20.88    $  16.19     $ 14.21
                                                                ========      ========     ========    ========     =======
   Total return++ .........................................       (22.96)%      (18.26)%      32.35%      15.44%      2.54%
                                                                ========      ========     ========    ========     =======
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of year (000's) ........................     $123,986      $186,664     $228,655    $184,856    $164,560
   Ratio of net investment income
      to average net assets ...............................         0.26%         0.15%        0.73%       0.76%       0.74%
   Ratio of net expenses to average net assets ............         1.01%         0.98%        0.91%       0.98%       1.07%
   Ratio of expenses to average net assets ................         1.09%         1.07%        1.00%       1.10%       1.12%
   Portfolio turnover rate ................................           39%           63%          30%         21%         19%

--------------
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

1.       SIGNIFICANT ACCOUNTING POLICIES

Endeavor Series Trust (the "Trust") was organized as a Massachusetts business trust on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust offers fourteen managed investment portfolios: Capital Guardian Global Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian Value Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Asset Allocation Portfolio, Endeavor Enhanced Index Portfolio, Endeavor High Yield Portfolio, Endeavor Janus Growth Portfolio, Endeavor Money Market Portfolio, Jennison Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio (each a "Portfolio" and collectively the "Portfolios"). The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

CAPITAL GUARDIAN GLOBAL PORTFOLIO, CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO, CAPITAL GUARDIAN VALUE PORTFOLIO, DREYFUS SMALL CAP VALUE PORTFOLIO, DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO, ENDEAVOR ASSET ALLOCATION PORTFOLIO, ENDEAVOR ENHANCED INDEX PORTFOLIO, ENDEAVOR HIGH YIELD PORTFOLIO, ENDEAVOR JANUS GROWTH PORTFOLIO, JENNISON GROWTH PORTFOLIO, T. ROWE PRICE EQUITY INCOME PORTFOLIO, T. ROWE PRICE GROWTH STOCK PORTFOLIO AND T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO.

Generally, a Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities for which the primary market is a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, such investments are stated at fair value as determined under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

ENDEAVOR MONEY MARKET PORTFOLIO: Endeavor Money Market Portfolio's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

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--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001



Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

FUTURES CONTRACTS:

Certain of the Portfolios may engage in futures contracts for the purpose of hedging against a decline in the value of the portfolio securities held or a rise in the price of the securities a Portfolio intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. A Portfolio recognizes a realized gain or loss when the contract is closed. The change in net unrealized appreciation/depreciation, if any, is shown in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial future contracts open at December 31, 2001 were as follows:

                                  NUMBER OF                                               NOTIONAL
                                   CONTRACTS                                                COST        EXPIRATION    UNREALIZED
                               PURCHASED/(SOLD)               DESCRIPTION                  AMOUNT          DATE       GAIN/(LOSS)
                               ----------------    ------------------------------------ -----------   -------------   -----------
Endeavor Asset                       104           10 Year U.S. Treasury Bond contracts $10,939,870     March 2002   $   (5,249)
  Allocation Portfolio........        (1)          5 Year U.S. Treasury Note contracts      106,070     March 2002          242
                                    (141)          U.S. Long Bond contracts              14,856,940     March 2002      541,032
Endeavor Enhanced
   Index Portfolio............         8           S&P 500 Index contracts                2,297,900     March 2002        2,075

OPTIONS:

Certain of the Portfolios may purchase or write options which are exchange traded to hedge fluctuation risks in the prices of certain securities. When a Portfolio writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Portfolio for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. A Portfolio is subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments.

Transactions in options written during the year ended December 31, 2001, for Dreyfus U.S. Government Securities Portfolio were as follows:

                                                            NUMBER OF          PREMIUMS
                                                            CONTRACTS          RECEIVED
                                                            ---------          ---------
Options written outstanding at December 31, 2000             38,150            $  58,230
Options written during the year                             541,660              714,532
Options terminated in closing purchasing transactions      (579,810)            (772,762)
Options expired during the year                                  --                   --
                                                           --------            ---------
Options written outstanding at December 31, 2001                 --            $      --
                                                           ========            =========

FORWARD FOREIGN CURRENCY CONTRACTS:

Capital Guardian Global Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor High Yield Portfolio, Endeavor Janus Growth Portfolio, Jennison Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio may engage in forward foreign currency exchange contracts. A Portfolio engages in forward foreign currency exchange transactions to protect against changes in future exchange rates. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss.

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--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001



When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Capital Guardian Global Portfolio had the following open forward foreign currency contracts as of December 31, 2001:

                             SETTLEMENT            LOCAL               CURRENT                  NET UNREALIZED
SELL CONTRACTS                  DATE               VALUE                VALUE             APPRECIATION/(DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
Canadian Dollar                1/23/02            134,132              $ 84,284                    $ 1,473
Canadian Dollar                2/20/02            135,161                84,916                        459
Hong Kong Dollar               6/20/02            686,593                87,998                        (86)
Japanese Yen                   1/18/02         13,952,480               106,080                     10,492
Japanese Yen                   1/23/02         13,734,720               104,450                     10,628
Japanese Yen                    3/6/02          2,596,860                19,788                      1,251
Japanese Yen                   3/18/02         31,162,560               237,609                     26,745
Japanese Yen                   3/27/02          9,573,660                73,032                      2,041
Japanese Yen                   3/28/02         64,939,410               495,414                     45,985
Japanese Yen                    4/4/02         15,969,397               121,873                        127
Japanese Yen                   5/21/02         16,396,800               125,448                     15,617
Swedish Krona                  3/25/02          1,491,112               141,887                     (1,533)
United Kingdom Pound           3/26/02             42,937                62,144                     (2,366)
United Kingdom Pound           4/26/02            292,241               422,236                    (13,316)
United Kingdom Pound           7/30/02             92,505               132,950                       (976)
                                                                                                   -------
                                                                                                   $96,541
                                                                                                   =======



                             SETTLEMENT            LOCAL               CURRENT                  NET UNREALIZED
BUY CONTRACTS                   DATE               VALUE                VALUE             APPRECIATION/(DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
European Currency Unit         1/15/02            106,639              $ 94,800                     (1,200)
European Currency Unit         1/18/02            128,227               113,977                     (2,594)
European Currency Unit         1/23/02            222,334               197,584                     (3,251)
European Currency Unit         2/20/02             96,578                85,737                        362
European Currency Unit         2/21/02            158,648               140,835                      1,836
European Currency Unit         2/25/02             48,833                43,344                        344
European Currency Unit          3/6/02             23,653                20,987                        (52)
European Currency Unit         3/18/02            306,781               272,081                      7,728
European Currency Unit         3/26/02             69,907                61,980                     22,203
European Currency Unit         3/28/02            722,829               640,823                     12,001
European Currency Unit         4/26/02            470,348               416,586                      7,665
European Currency Unit         5/21/02            154,119               136,401                     (4,664)
European Currency Unit         7/30/02            148,103               130,857                     (1,117)
Swiss Franc                    2/21/02            408,187               245,728                       (271)
Swiss Franc                    3/25/02            222,853               134,160                     (6,193)
Swiss Franc                    3/27/02            122,849                73,957                     (1,116)
Swiss Franc                    6/20/02            143,656                86,487                     (2,424)
                                                                                                  --------
                                                                                                    $9,257
                                                                                                  ========

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001


FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, and items of income and expense, are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

REPURCHASE AGREEMENTS:

The Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to certain costs, losses or delays.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends, if any, from net investment income of all Portfolios except Endeavor Money Market Portfolio are declared and paid at least annually. Dividends from net investment income of Endeavor Money Market Portfolio are declared daily and paid monthly. For all Portfolios, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Portfolios.

FEDERAL INCOME TAXES:

The Trust intends that each Portfolio separately qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, ADMINISTRATIVE FEE, INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust is managed by AEGON/Transamerica Fund Advisers, Inc. ("ATFA") (the "Investment Manager") pursuant to a management agreement. The Trust had been formerly managed by Endeavor Management Co. prior to that entity's being merged into ATFA, effective January 8, 2002. The Investment Manager is responsible for providing investment management and administrative services to the Trust, including selecting the investment advisers (the "Advisers") for the Trust's Portfolios. As compensation for these services, the Trust pays the Investment Manager a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Capital Guardian Global Portfolio--1.05% on the first $150 million; 1.00% on assets over $150 million up to $300 million; .95% on assets over $300 million up to $500 million; and .925% on assets over $500 million; Capital Guardian U.S. Equity Portfolio--.85% on the first $300 million; .80% on assets over $300 million up to $500 million; .775% on assets over $500 million; Capital Guardian Value Portfolio--.85% on the first $300 million; .80% on assets over $300 million up to $500 million; and .775% on assets over $500 million; Dreyfus Small Cap Value Portfolio--.80%; Dreyfus U.S. Government Securities Portfolio--.65%; Endeavor Asset Allocation Portfolio--.75%; Endeavor Enhanced Index Portfolio--.75%; Endeavor High Yield Portfolio--.775%; Endeavor Janus Growth Portfolio--.80%; Endeavor Money Market Portfolio--.50%; Jennison Growth Portfolio--.85%; T. Rowe Price Equity Income Portfolio--.80%, T. Rowe Price Growth Stock Portfolio--.80%; T. Rowe Price International Stock Portfolio--.90%.

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--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001



At December 31, 2001, the Trust had a liability for investment management fees payable to the Investment Manager of $1,660,947. From the management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

Capital Guardian Trust Company ("Capital Guardian") serves as Adviser to Capital Guardian Global Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian Value Portfolio.

The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation serves as the Adviser to Dreyfus Small Cap Value Portfolio and Dreyfus U.S. Government Securities Portfolio.

Morgan Stanley Dean Witter Management Inc. ("Morgan Stanley Asset Management"), a subsidiary of Morgan Stanley Dean Witter & Co., serves as the Adviser to Endeavor Asset Allocation Portfolio and Endeavor Money Market Portfolio.

J.P. Morgan Investment Management Inc. ("Morgan"), a wholly-owned subsidiary of J.P. Morgan Chase and Co. Incorporated, serves as the Adviser to Endeavor Enhanced Index Portfolio.

Massachusetts Financial Services Company ("MFS"), a subsidiary of Sun Life Assurance Company of Canada (U.S.), serves as the Adviser to Endeavor High Yield Portfolio.

Janus Capital Corporation ("Janus Capital") serves as the Adviser to Endeavor Janus Growth Portfolio.

Jennison Associates LLC ("Jennison") serves as the Adviser to Jennison Growth Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the Adviser to T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio.

T. Rowe Price International, Inc. ("T. Rowe Price International"), serves as the Adviser to T. Rowe Price International Stock Portfolio.

PFPC, Inc. ("PFPC"), a wholly-owned subsidiary of PNCBank, assists the Manager in the performance of its administrative responsibilities to the Trust. As compensation for these services, PFPC receives a flat fee of $810,000 per annum. In addition, if the aggregate net assets of the fourteen portfolios exceed $1 billion, PFPC shall also be entitled to receive an additional fee of 0.01% of any net assets in excess of $1 billion. PFPC also serves as the Trust's transfer agent. PFPC's fees are pro-rated among the Portfolios based upon relative net assets.

Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Boston Safe Deposit and Trust Company has agreed to compensate the Portfolios and decrease custody fees for cash balances left uninvested by each Portfolio. For the year ended December 31, 2001, the Fund's custodial expenses were reduced by $282,992.

For the year ended December 31, 2001 the Trust incurred total brokerage commissions of $4,260,062. The Trust has asked the Advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to share the brokerage commissions with the Trust's distributor. The recaptured commissions are used solely to promote the marketing of the Trust's shares. For the year ended December 31, 2001, the recaptured commissions amount to as follows: Dreyfus Small Cap Value Portfolio--$688,020, Endeavor Asset Allocation Portfolio--$143,588, Endeavor Janus Growth Portfolio--$271,931 and T. Rowe Price Growth Portfolio--$39,020.

No director, officer or employee of the Investment Manager, the Advisers or PFPC received any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of the Investment Manager, the Advisers, PFPC or any of their affiliates $18,000 per annum plus $2,500 per Board meeting, $1,000 per telephone board meeting and $500 per Committee meeting attended and reimburses them for travel and out-of-pocket expenses.

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NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

3.   PURCHASES AND SALES OF SECURITIES

Purchases  and  proceeds  from  sales  of   securities,   excluding   short-term
investments, for the year ended December 31, 2001 were as follows:

                                                                PURCHASES                         SALES
                                                       --------------------------      -------------------------
                                                          U.S.                            U.S.
                                                       GOVERNMENT        OTHER         GOVERNMENT         OTHER
                                                       --------------------------      --------------------------
Capital Guardian Global Portfolio ................              --   $ 19,338,807             --    $ 18,604,808
Capital Guardian U.S. Equity Portfolio ...........              --     27,761,765             --      13,726,302
Capital Guardian Value Portfolio .................              --    102,472,219             --     114,201,252
Dreyfus Small Cap Value Portfolio ................                    472,583,504             --     439,066,056
Dreyfus U.S. Government Securities Portfolio .....    $479,875,872    233,132,385   $480,762,324     193,185,814
Endeavor Asset Allocation Portfolio ..............              --    693,884,566          6,258     731,244,335
Endeavor Enhanced Index Portfolio ................      12,095,244     80,472,082     12,604,474      65,638,707
Endeavor High Yield Portfolio ....................              --     25,862,033             --      12,954,107
Endeavor Janus Growth Portfolio ..................              --    292,134,149             --     384,951,118
Jennison Growth Portfolio ........................              --     28,872,163             --      24,339,249
T. Rowe Price Equity Income Portfolio ............              --     90,829,538             --      47,430,418
T. Rowe Price Growth Stock Portfolio .............              --    150,881,824             --     155,784,894
T. Rowe Price International Stock Portfolio ......              --     55,144,693             --      77,784,752

4.   SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of shares of beneficial interest without par value of one or more series. Shares of the Trust are presently divided into fourteen series of shares, each series representing one of the Trust's fourteen Portfolios. Since Endeavor Money Market Portfolio has sold shares, issued shares as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares of beneficial interest were as follows:

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
CAPITAL GUARDIAN GLOBAL PORTFOLIO:
Sold .......................................................     5,651,700     $62,436,186      3,772,098      $54,373,771
Issued as reinvestment of dividends ........................        83,371         985,448        373,766        4,814,106
Redeemed ...................................................    (5,702,352)    (63,645,928)    (2,555,009)     (35,560,950)
                                                                ----------     -----------     ----------      -----------
Net increase/(decrease) ....................................        32,719     $  (224,294)     1,590,855      $23,626,927
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                      12/31/00#
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:
Sold .......................................................     2,501,199     $23,876,790        228,817      $ 2,257,360
Conversion proceeds from PFL Target Accounts ...............            --              --      3,270,727       32,707,272
Issued as reinvestment of dividends ........................         6,404          66,343             --               --
Redeemed ...................................................      (655,133)     (6,309,634)      (183,134)      (1,810,331)
                                                                ----------     -----------     ----------      -----------
Net increase ...............................................     1,852,470     $17,633,499      3,316,410      $33,154,301
                                                                ==========     ===========     ==========      ===========

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--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
CAPITAL GUARDIAN VALUE PORTFOLIO:
Sold .......................................................     2,716,681     $46,193,194        470,560       $8,001,105
Issued as reinvestment of dividends ........................       837,095      14,381,296      1,898,084       30,748,959
Redeemed ...................................................    (1,386,774)    (23,902,464)    (2,479,708)     (43,339,381)
                                                                ----------     -----------     ----------      -----------
Net increase/(decrease) ....................................     2,167,002     $36,672,026       (111,064)     $(4,589,317)
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
DREYFUS SMALL CAP VALUE PORTFOLIO:
Sold .......................................................     8,915,592    $136,564,234      7,694,000     $124,759,605
Issued as reinvestment of dividends ........................     3,795,856      61,530,832      2,029,632       31,946,414
Redeemed ...................................................    (6,402,708)   (101,502,498)    (7,458,517)    (120,750,954)
                                                                ----------     -----------     ----------      -----------
Net increase ...............................................     6,308,740     $96,592,568      2,265,115      $35,955,065
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO:
Sold .......................................................     4,896,541     $58,460,319        825,800       $9,534,402
Issued as reinvestment of dividends ........................       351,583       4,067,819        436,769        4,743,313
Redeemed ...................................................    (1,410,400)    (16,835,726)    (2,197,192)     (25,302,690)
                                                                ----------     -----------     ----------      -----------
Net increase/(decrease) ....................................     3,837,724     $45,692,412       (934,623)    $(11,024,975)
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
ENDEAVOR ASSET ALLOCATION PORTFOLIO:
Sold .......................................................     1,965,483     $31,878,458      1,230,051      $27,137,145
Issued as reinvestment of dividends ........................     2,501,060      40,742,271      1,847,413       37,945,873
Redeemed ...................................................    (4,060,701)    (68,378,947)    (3,105,970)     (68,023,891)
                                                                ----------     -----------     ----------      -----------
Net increase/(decrease) ....................................       405,842      $4,241,782        (28,506)     $(2,940,873)
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
ENDEAVOR ENHANCED INDEX PORTFOLIO:
Sold .......................................................     3,014,175     $40,212,132      2,980,939      $50,668,882
Issued as reinvestment of dividends ........................        58,866         872,983        651,992       10,542,714
Redeemed ...................................................    (2,031,848)    (28,023,812)    (1,766,809)     (29,612,629)
                                                                ----------     -----------     ----------      -----------
Net increase ...............................................     1,041,193     $13,061,303      1,866,122      $31,598,967
                                                                ==========     ===========     ==========      ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
ENDEAVOR HIGH YIELD PORTFOLIO:
Sold .......................................................     4,066,650     $36,829,948        957,161       $9,295,108
Issued as reinvestment of dividends ........................       186,895       1,691,398        116,525        1,105,820
Redeemed ...................................................    (2,962,065)    (26,670,131)      (657,328)      (6,400,885)
                                                                ----------     -----------     ----------      -----------
Net increase ...............................................     1,291,480     $11,851,215        416,358       $4,000,043
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
ENDEAVOR JANUS GROWTH PORTFOLIO:
Sold .......................................................       541,168     $30,271,056      1,734,784     $162,546,775
Issued as reinvestment of dividends ........................       226,482      13,439,470             --               --
Redeemed ...................................................    (2,709,762)   (142,754,733)    (1,704,316)    (152,767,521)
                                                                ----------     -----------     ----------      -----------
Net increase/(decrease) ....................................    (1,942,112)   $(99,044,207)        30,468      $ 9,779,254
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                     SHARES AND AMOUNT               SHARES AND AMOUNT
                                                                   ---------------------           ----------------------
ENDEAVOR MONEY MARKET PORTFOLIO:
Sold .......................................................           $743,222,890                    $636,366,837
Issued as reinvestment of dividends ........................              7,478,517                       6,616,501
Redeemed ...................................................           (551,288,424)                   (653,130,243)
                                                                       ------------                   -------------

Net increase/(decrease) ....................................           $199,412,983                    $(10,146,905)
                                                                       ============                    ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
JENNISON GROWTH PORTFOLIO:
Sold .......................................................     1,116,915      $9,469,349        488,580       $5,642,963
Issued as reinvestment of dividends ........................        69,700         660,056        261,676        3,027,588
Redeemed ...................................................      (566,997)     (5,005,693)      (784,900)      (9,239,871)
                                                                ----------     -----------     ----------       ----------
Net increase/(decrease) ....................................       619,618      $5,123,712        (34,644)      $ (569,320)
                                                                ==========     ===========     ==========       ==========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
T. ROWE PRICE EQUITY INCOME PORTFOLIO:
Sold .......................................................     3,118,479     $57,089,515      1,052,741      $19,072,302
Issued as reinvestment of dividends ........................     1,373,889      25,650,510      1,536,047       27,126,583
Redeemed ...................................................    (1,678,323)    (30,924,158)    (2,981,777)     (54,011,760)
                                                                ----------     -----------     ----------      -----------
Net increase/(decrease) ....................................     2,814,045     $51,815,867       (392,989)     $(7,812,875)
                                                                ==========     ===========     ==========      ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
T. ROWE PRICE GROWTH STOCK PORTFOLIO:
Sold .......................................................     1,370,501     $28,328,620      1,481,808      $41,586,694
Issued as reinvestment of dividends ........................     1,785,116      37,148,259      1,080,794       27,592,678
Redeemed ...................................................    (1,947,474)    (40,694,773)      (999,751)     (27,811,806)
                                                                ----------     -----------     ----------      -----------
Net increase ...............................................     1,208,143     $24,782,106      1,562,851      $41,367,566
                                                                ==========     ===========     ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/01                        12/31/00
                                                                   ---------------------           ----------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                   ------         ------           ------          ------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:
Sold .......................................................    27,336,651    $301,217,801     27,448,760     $488,619,467

Issued as reinvestment of dividends ........................     3,171,414      33,965,844      1,401,999       22,922,682
Redeemed ...................................................   (29,269,957)   (324,988,023)   (27,502,778)    (491,978,015)
                                                                ----------     -----------     ----------      -----------
Net increase ...............................................     1,238,108     $10,195,622      1,347,981      $19,564,134
                                                                ==========     ===========     ==========      ===========

---------------------
#   Capital Guardian U.S. Equity Portfolio commenced operations on October 9,
    2000.

5.       ORGANIZATION COSTS

Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of each Portfolio which commenced operations prior to July 1, 1998. For portfolios commencing operations after July 1, 1998, organization costs are expensed as they occur. In the event that any of the initial shares (Capital Guardian Global Portfolio--10 shares, Capital Guardian Value Portfolio--10 shares, Dreyfus Small Cap Value Portfolio--10 shares, Dreyfus U.S. Government Securities Portfolio--10 shares, Endeavor Asset Allocation Portfolio--10,000 shares, Endeavor Enhanced Index Portfolio--10 shares, Endeavor High Yield Portfolio--10 shares, Endeavor Money Market Portfolio--100,000 shares, Jennison Growth Portfolio--10 shares, T. Rowe Price Equity Income Portfolio--10 shares, T. Rowe Price Growth Stock Portfolio--10 shares and T. Rowe Price International Stock Portfolio--10,000 shares) owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Trust bears the expense of registering and qualifying the shares of the various Portfolios for distribution under Federal and state securities regulations. As of December 31, 2001, all such costs for Capital Guardian Value Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Asset Allocation Portfolio, Endeavor Money Market Portfolio, Jennison Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio have been fully amortized.

6.       CONCENTRATION OF RISK

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Endeavor High Yield Portfolio invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. Each Portfolio may invest up to 15% (10% with respect to Endeavor Money Market Portfolio) of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

options relate. In purchasing securities which cannot be sold by a Portfolio without registration under the Securities Act of 1933, as amended, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

7.       SECURITY LENDING

The Portfolios lend portfolio securities from time to time in order to earn additional income. The Portfolios receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At December 31, 2001, the Portfolios had securities on loan, as follows:

                                                                                                              MARKET VALUE
                                                                    MARKET VALUE                         OF COLLATERAL RECEIVED
                                                               OF SECURITIES ON LOAN                         AS A PERCENT OF
                                                MARKET VALUE      AS A PERCENT OF         MARKET VALUE       MARKET VALUE OF
                                           OF SECURITIES ON LOAN  TOTAL NET ASSETS  OF COLLATERAL RECEIVED SECURITIES ON LOAN
                                           --------------------- ------------------ ---------------------- ------------------
Capital Guardian Global Portfolio ..........    $  513,391               1.15%            $ 528,352            103%
Capital Guardian U.S. Equity Portfolio .....       493,523               0.98               503,628            102
Capital Guardian Value Portfolio ...........     1,776,222               0.82             1,828,800            103
Dreyfus Small Cap Value Portfolio ..........    13,186,856               4.20            14,497,780            110
Dreyfus U.S. Government Securities Portfolio    30,039,351              24.85            30,598,603            102
Endeavor Asset Allocation Portfolio ........     6,896,834               2.37             7,025,547            102
Endeavor Enhanced Index Portfolio ..........       922,722               0.61               951,145            103
Endeavor High Yield Portfolio ..............     9,476,801              28.87             9,704,559            102
Endeavor Janus Growth Portfolio ............     7,737,340               1.78             7,945,100            103
Jennison Growth Portfolio ..................       349,778               1.02               357,500            102
T. Rowe Price Equity Income Portfolio ......       664,740               0.23               705,105            106
T. Rowe Price Growth Stock Portfolio .......     3,054,036               1.33             3,126,600            102
T. Rowe Price International Stock Portfolio      2,376,485               1.92             2,506,218            105

8.       FEDERAL INCOME TAXES

For the year ended December 31, 2001, permanent differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

                                            INCREASE/(DECREASE)          INCREASE/(DECREASE)          INCREASE/(DECREASE)
                                                  PAID-IN                 UNDISTRIBUTED NET               ACCUMULATED
                                                  CAPITAL                 INVESTMENT INCOME          REALIZED GAIN/(LOSS)
                                              --------------            ----------------------      ----------------------
Capital Guardian Global Portfolio ............  $   (6,292)                  $   27,494                   $   (21,202)
Capital Guardian U.S. Equity Portfolio .......          --                           --                            --
Capital Guardian Value Portfolio .............          --                      (93,801)                       93,801
Dreyfus Small Cap Value Portfolio ............          --                      614,302                      (614,302)
Dreyfus U.S. Government Securities Portfolio .          --                       12,469                       (12,469)
Endeavor Asset Allocation Portfolio ..........          --                        2,203                        (2,203)
Endeavor Enhanced Index Portfolio ............      (4,998)                       4,998                            --
Endeavor High Yield Portfolio ................      (3,599)                       5,025                        (1,426)
Endeavor Janus Growth Portfolio ..............  (2,131,938)                   2,171,045                       (39,107)
Endeavor Money Market Portfolio ..............          --                           --                            --
Jennison Growth Portfolio ....................     (41,978)                      41,978                            --
T. Rowe Price Equity Income Portfolio ........       2,072                     (235,683)                      233,611
T. Rowe Price Growth Stock Portfolio .........           1                     (125,817)                      125,816
T. Rowe Price International Stock Portfolio ..      (2,242)                     143,867                      (141,625)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001


At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over cost and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over value were as follows:

                                                                                           TAX BASIS
                                                 TAX BASIS            TAX BASIS         NET UNREALIZED
                                                UNREALIZED           UNREALIZED          APPRECIATION/
                                               APPRECIATION         DEPRECIATION        (DEPRECIATION)
                                              --------------        ------------       ----------------
Capital Guardian Global Portfolio ..........    $ 3,105,004           $7,619,655        $(4,514,651)
Capital Guardian U.S. Equity Portfolio .....      3,664,525            4,375,089           (710,564)
Capital Guardian Value Portfolio ...........     29,172,519            8,628,627         20,543,892
Dreyfus Small Cap Value Portfolio ..........     20,234,093           34,849,234        (14,615,141)
Dreyfus U.S. Government Securities Portfolio        969,298              685,792            283,506
Endeavor Asset Allocation Portfolio ........     20,150,512           13,681,382          6,469,130
Endeavor Enhanced Index Portfolio ..........     10,349,594           16,940,339         (6,590,745)
Endeavor High Yield Portfolio ..............        768,631            3,455,543         (2,686,912)
Endeavor Janus Growth Portfolio ............     25,964,319           56,813,447        (30,849,128)
Jennison Growth Portfolio ..................      2,188,121            3,823,287         (1,635,166)
T. Rowe Price Equity Income Portfolio ......     32,643,345           22,001,017         10,642,328
T. Rowe Price Growth Stock Portfolio .......     30,721,557           14,367,179         16,354,378
T. Rowe Price International Stock Portfolio       3,403,040           33,176,745        (29,773,705)

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2001, the Portfolios elected to defer capital losses and currency losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                      CAPITAL LOSSES       CURRENCY LOSSES
                                                                    ------------------  --------------------
Capital Guardian Global Portfolio .............................        $ 546,863                       --
Capital Guardian U.S. Equity Portfolio ........................           60,317                       --
Dreyfus Small Cap Value Portfolio .............................        3,540,719                       --
Dreyfus U.S. Government Securities Portfolio ..................          866,087                       --
Endeavor Enhanced Index Portfolio .............................        1,778,656                       --
Endeavor High Yield Portfolio .................................          100,298                       --
Endeavor Janus Growth Portfolio ...............................       20,504,244                       --
Jennison Growth Portfolio .....................................          309,141                       --
T. Rowe Price Growth Stock Portfolio ..........................               --                  $11,097
T. Rowe Price International Stock Portfolio ...................        2,057,337                   49,796

As of December 31, 2001, the Portfolios had available for federal tax purposes unused capital loss carryforwards as follows:

                                              EXPIRING IN 2009    EXPIRING IN 2008    EXPIRING IN 2007     EXPIRING IN 2006
                                              ----------------    ---------------     ----------------     ----------------
Capital Guardian Global Portfolio ........       $ 1,687,472                 --                  --                 --
Capital Guardian U.S. Equity Portfolio ...                --                 --                  --                 --
Capital Guardian Value Portfolio .........                --                 --                  --                 --
Dreyfus Small Cap Value Portfolio ........                --                 --                  --                 --
Dreyfus U.S. Government Securities Portfolio              --                 --          $1,151,298                 --
Endeavor Asset Allocation  Portfolio .....         4,954,981                 --                  --                 --
Endeavor Enhanced Index Portfolio ........        13,535,511           $908,838                  --                 --
Endeavor High Yield Portfolio ............         1,820,362             45,788             149,375            $84,613
Endeavor Janus Growth Portfolio ..........       205,970,498                 --                  --                 --
Endeavor Money Market Portfolio ..........                --                 --                  --                 --
Jennison Growth Portfolio ................         8,764,364            521,420                  --                 --
T. Rowe Price Equity Income Portfolio ....                --                 --                  --                 --
T. Rowe Price Growth Portfolio ...........        18,777,449                 --                  --                 --
T. Rowe Price International Stock Portfolio        5,300,098                 --                  --                 --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

DISTRIBUTIONS TO SHAREHOLDERS:
THE TAX CHARACTER OF DISTRIBUTIONS PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001 WERE AS FOLLOWS:

                                                                              DREYFUS       DREYFUS     ENDEAVOR      ENDEAVOR
                         CAPITAL GUARDIAN  CAPITAL GUARDIAN CAPITAL GUARDIAN SMALL CAP  U.S. GOVERNMENT   ASSET       ENHANCED
                             GLOBAL           U.S. EQUITY        VALUE         VALUE       SECURITIES   ALLOCATION      INDEX
                            PORTFOLIO          PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                            ---------          ---------       ---------     ---------     ---------    ---------     ---------
Distributions paid from:
  Ordinary income            $     15          $   66,343    $ 1,402,001   $58,756,480    $4,067,818  $ 6,875,600    $  872,983
  Net long term capital gains 985,433                  --     12,979,295     2,774,352            --   33,866,670            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions paid*    $985,448          $   66,343    $14,381,296   $61,530,832    $4,067,818  $40,742,270    $  872,983
-------------------------------------------------------------------------------------------------------------------------------


THE TAX CHARACTER OF DISTRIBUTIONS PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000 WERE AS FOLLOWS:

                                                                                  DREYFUS       DREYFUS     ENDEAVOR      ENDEAVOR
                             CAPITAL GUARDIAN  CAPITAL GUARDIAN CAPITAL GUARDIAN SMALL CAP  U.S. GOVERNMENT   ASSET       ENHANCED
                                 GLOBAL           U.S. EQUITY        VALUE         VALUE       SECURITIES   ALLOCATION      INDEX
                                PORTFOLIO         PORTFOLIO**      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                ---------         ----------       ---------     ---------     ---------    ---------     ---------
Distributions paid from :
  Ordinary income              $2,772,946              --        $ 6,516,518    $31,946,414    $4,743,313   $28,917,618  $ 7,021,875
  Net long term capital gains   2,041,160              --         24,232,441             --            --     9,028,254    3,520,838
------------------------------------------------------------------------------------------------------------------------------------
Total distributions paid*      $4,814,106              --        $30,748,959    $31,946,414    $4,743,313   $37,945,872  $10,542,713
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
THE TAX CHARACTER OF DISTRIBUTIONS PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001 WERE AS FOLLOWS:

                            ENDEAVOR      ENDEAVOR      ENDEAVOR      JENNISON    T. ROWE PRICE T. ROWE PRICE   T. ROWE PRICE
                           HIGH YIELD   JANUS GROWTH  MONEY MARKET     GROWTH     EQUITY INCOME GROWTH STOCK  INTERNATIONAL STOCK
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
                            ---------     --------      ---------     ---------     ---------     ---------        ---------
Distributions paid from:
  Ordinary income          $1,691,398           --     $7,463,951     $ 660,056   $ 5,710,288   $ 8,418,048     $       331
  Net long term capital gains      --   13,439,470             --            --    19,940,221    28,730,210      33,965,513
---------------------------------------------------------------------------------------------------------------------------
Total distributions paid*  $1,691,398  $13,439,470     $7,463,951     $ 660,056   $25,650,509   $37,148,258     $33,965,844
---------------------------------------------------------------------------------------------------------------------------


THE TAX CHARACTER OF DISTRIBUTIONS PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000 WERE AS FOLLOWS:

                            ENDEAVOR      ENDEAVOR      ENDEAVOR      JENNISON    T. ROWE PRICE T. ROWE PRICE   T. ROWE PRICE
                           HIGH YIELD   JANUS GROWTH  MONEY MARKET     GROWTH     EQUITY INCOME GROWTH STOCK  INTERNATIONAL STOCK
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
                            ---------     --------      ---------     ---------     ---------     ---------        ---------
Distributions paid from :
  Ordinary income          $1,105,820           --     $6,624,916    $  615,661   $ 8,449,429   $ 7,562,432     $   626,499
  Net long term capital gains      --           --            792     2,411,927    18,677,154    20,030,252      22,296,183
---------------------------------------------------------------------------------------------------------------------------
Total distributions paid*  $1,105,820           --     $6,625,708    $3,027,588   $27,126,583   $27,592,684     $22,922,682
---------------------------------------------------------------------------------------------------------------------------



* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes ordinary income distributions include short-term capital gains.
** The Capital Guardian U.S. Equity Portfolio commenced operations on October 9, 2000.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT) TAX BASIS:
AS OF DECEMBER 31, 2001 THE COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT) ON A TAX BASIS WERE AS FOLLOWS:

                                                                              DREYFUS       DREYFUS     ENDEAVOR      ENDEAVOR
                         CAPITAL GUARDIAN  CAPITAL GUARDIAN CAPITAL GUARDIAN SMALL CAP  U.S. GOVERNMENT   ASSET       ENHANCED
                             GLOBAL           U.S. EQUITY        VALUE         VALUE       SECURITIES   ALLOCATION      INDEX
                            PORTFOLIO          PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                            ---------          ---------       ---------     ---------     ---------    ---------     ---------
Undistributed ordinary
  income                   $ 143,357         $  317,005     $10,089,475    $43,588,065    $4,291,346   $5,893,983    $  611,785
Undistributed long-term
  capital gains                   --                 --              --             --            --           --            --
-------------------------------------------------------------------------------------------------------------------------------
Accumulated earnings       $ 143,357         $  317,005     $10,089,475    $43,588,065    $4,291,346   $5,893,983    $  611,785
-------------------------------------------------------------------------------------------------------------------------------
Accumulated capital and
  other losses**          (2,234,335)           (60,317)             --     (3,540,719)   (2,017,385)  (4,954,981)  (16,223,005)
Unrealized appreciation/
  (depreciation)***       (4,512,919)          (710,564)     20,543,892    (14,615,141)      283,511    6,470,114    (6,590,712)
-------------------------------------------------------------------------------------------------------------------------------
Total accumulated
  earnings/(deficit)     ($6,603,897)         ($453,876)    $30,633,367    $25,432,205    $2,557,472   $7,409,116  ($22,201,932)
-------------------------------------------------------------------------------------------------------------------------------

                            ENDEAVOR      ENDEAVOR      ENDEAVOR      JENNISON    T. ROWE PRICE T. ROWE PRICE   T. ROWE PRICE
                           HIGH YIELD   JANUS GROWTH  MONEY MARKET     GROWTH     EQUITY INCOME GROWTH STOCK  INTERNATIONAL STOCK
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
                            ---------     --------      ---------     ---------     ---------     ---------        ---------
Undistributed ordinary
  income                   $2,283,401   $         --     $ 25,133   $       --     $4,253,717    $  138,446      $   237,106
Undistributed long-term
  capital gains                   --              --           --           --      6,405,822            --               --
---------------------------------------------------------------------------------------------------------------------------------
Accumulated earnings       $2,283,401   $         --     $ 25,133   $       --    $10,659,539    $  138,446      $   237,106
---------------------------------------------------------------------------------------------------------------------------------
Accumulated capital and
  other losses**           (2,200,436)  (226,474,742)          --   (9,594,925)           --    (18,788,546)      (7,407,231)
Unrealized appreciation/
  (depreciation)***        (2,703,799)   (30,849,461)          --   (1,635,166)   10,642,328     16,350,632      (29,786,321)
---------------------------------------------------------------------------------------------------------------------------------
Total accumulated
  earnings/(deficit)      ($2,620,834) ($257,324,203)    $ 25,133 ($11,230,091)   $21,301,867   ($2,299,468)    ($36,956,446)
---------------------------------------------------------------------------------------------------------------------------------

** The differences between book-basis and tax basis accumulated capital and other losses is attributable primarily to Capital Loss Carryforwards and Post-October Capital Losses. The description of these basis differences is discussed within Footnote 8.
*** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to:
1)  the tax deferral of losses on wash sales.
2) the realization for tax purposes of unrealized gains/losses on certain derivative instruments.
3)  return of capital adjustments from real estate investment trusts.

9.       SUBSEQUENT EVENT (UNAUDITED)

On February 5, 2002 the Trustees approved a plan to merge Endeavor Series Trust with AEGON/Transamerica Series Fund, Inc. Pending approval by policyholders and regulatory authorities, the merger is expected to occur on or about April 30, 2002.

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

To the Shareholders and Board of Trustees
Endeavor Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Endeavor Series Trust (comprising, respectively, Capital Guardian Global, Capital Guardian U.S. Equity, Capital Guardian Value, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, Endeavor Asset Allocation, Endeavor Enhanced Index, Endeavor High Yield, Endeavor Janus Growth, Endeavor Money Market, Jennison Growth, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, and T. Rowe Price International Stock Portfolios) (the "Trust") as of December 31, 2001, and the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endeavor Series Trust at December 31, 2001, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.





                                                               ERNST & YOUNG LLP
                                                                    /S/SIGNATURE

Philadelphia, Pennsylvania
February 8, 2002

--------------------------------------------------------------------------------
                           TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST
                                DECEMBER 31, 2001

In  accordance  with  the  InternalRevenue  Code,  the  following  Portfolio  is designating the corresponding listed amounts as long-term capital gain dividends. These amounts are provided for federal tax compliance purposes. This information is not intended to be used when arriving at your year-end taxable income:

Capital Guardian Global Portfolio ...........................   $    985,433
Capital Guardian Value Portfolio ............................     12,979,295
Dreyfus Small Cap Value Portfolio ...........................      2,774,352
Endeavor Asset Allocation Portfolio .........................     33,866,670
Endeavor Janus Growth Portfolio .............................     13,439,470
T. Rowe Price Equity Income Portfolio .......................     19,940,221
T. Rowe Price Growth Stock Portfolio ........................     28,730,210
T. Rowe Price International Stock Portfolio .................     33,965,513

--------------------------------------------------------------------------------
                           FUND MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST


Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 525-6205.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND            OTHER
                                 TERM OF OFFICE AND                                           COMPLEX       TRUSTEESHIPS/
NAME, AGE, ADDRESS AND                LENGTH OF              PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
POSITION(S) WITH TRUST               TIME SERVED               DURING PAST 5 YEARS            TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Timothy A. Devine (67)          Since 1992            President, Chief Executive                14         None
1424 Dolphin Terrace                                  Officer, Devine Properties, Inc.
Corona del Mar, California                            (horticulture consultants);
92625                                                 Consultant, Plant Control, Inc.
Trustee                                               Until October, 2000, Manager,
                                                      PFL Endeavor Target Account
                                                      and AUSA Endeavor Target
                                                      Account.
---------------------------------------------------------------------------------------------------------------------------
Steven L. Klosterman (50)       Since Inception       Since July, 1995, President of            14         None
5973 Avenida Encinas                                  Klosterman Capital Corporation
Suite 300                                             (investment adviser); Investment
Carlsbad, California                                  Counselor, Robert J. Metcalf &
92008                                                 Associates, Inc. (investment
Trustee                                               adviser) from August, 1990 to
                                                      June, 1995.  Until October, 2000,
                                                      Manager, PFL Endeavor Target
                                                      Account and AUSA Endeavor
                                                      Target Account.
---------------------------------------------------------------------------------------------------------------------------
Halbert D. Lindquist (64)       Since 1990            President, Lindquist and                  14        PXRE
1650 E. Fort Lowell Road                              Associates (investment adviser)                     Presidio
Suite 203                                             and since December, 1987 Tucson                     Securities, Inc.
Tucson, Arizona                                       Asset Management, Inc.                              Linquist
85719-2324                                            (commodity trading adviser),                        Associates,
Trustee                                               and since November, 1987,                           Inc.
                                                      Presidio Securities, Inc. (broker-
                                                      dealer), and from January, 1998
                                                      to January 1999, Chief
                                                      Investment Officer and since
                                                      January, 1999, Consultant,
                                                      Blackstone Alternative Asset
                                                      Management.  Until October,
                                                      2000, Manager, PFL Endeavor
                                                      Target Account and AUSA
                                                      Endeavor Target Account.
---------------------------------------------------------------------------------------------------------------------------
Keith H. Wood (66)              Since 1997            Since 1972, Chairman and Chief            14        Wood &
39 Main Street                                        Executive Officer of Jamison,                       Anthony LLC
Chatham, New Jersey                                   Eaton & Wood (investment                            Jamison Eaton
07928                                                 adviser) and from 1978 to                           & Wood
Trustee                                               December, 1997, President of
                                                      Ivory & Sime International, Inc.
                                                      (investment adviser); since 1999,
                                                      President, Wood & Anthony,
                                                      LLC (investment adviser).
                                                      Until October, 2000, Manager,
                                                      PFL Endeavor Target Account
                                                      and AUSA Endeavor Target
                                                      Account.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     FUND MANAGEMENT (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST


                                                                                            NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND            OTHER
                                 TERM OF OFFICE AND                                           COMPLEX       TRUSTEESHIPS/
NAME, AGE, ADDRESS AND                LENGTH OF              PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
POSITION(S) WITH TRUST               TIME SERVED               DURING PAST 5 YEARS            TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED TRUSTEES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
Peter F. Muratore (68)          Since 1997            From June, 1989 to March, 1998,           14        New York Life
Posthouse Road                                        President of OCC Distributors                       Trust Company
Morristown, New Jersey                                (broker-dealer), a subsidiary of
07960                                                 Oppenheimer Capital.  Until
Trustee                                               October, 2000, Manager, PFL
                                                      Endeavor Target Account and
                                                      AUSA Endeavor Target Account.
---------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Vincent J. McGuinness,          Since 1996            From July, 1997 to November, 1997,        14        Copernica
  Jr. (36)                                            Executive Vice President -                          Networks
1951 Port Laurant Place                               Administration of Registrant;                       Corp.
Newport Beach, CA                                     from September, 1996 to June,                       Hoag
92660                                                 1997 and from June, 1998 to                         Memorial
President, Trustee                                    June,  2000, Chief Financial                        Hospital and
                                                      Officer (Treasurer) of Registrant;                  Foundation
                                                      from February, 1997 to
                                                      December, 1997, Executive
                                                      Vice-President, Chief of
                                                      Operations, from March, 1997
                                                      to October, 1999, Director, from
                                                      December, 1997 to October, 1999,
                                                      Chief Operating Officer,
                                                      from June, 1998 to October, 1999,
                                                      Chief Financial Officer, and from
                                                      July, 1999 to October, 1999, Chief
                                                      Executive Officer of
                                                      Transamerica Capital, Inc.; from
                                                      September, 1996 to June, 1997,
                                                      and from June, 1998 to October,
                                                      1999, Chief Financial Officer,
                                                      from May, 1996, Director,
                                                      from June, 1997 to October,
                                                      1998, Executive Vice President -
                                                      Administration, and from October,
                                                      1998 to October, 1999, Chief
                                                      Executive Officer, of Endeavor
                                                      Management Co.; from May,
                                                      1996 to January, 1997, Executive
                                                      Vice President and Director of
                                                      Sales, Western Division of
                                                      Transamerica Capital, Inc.

--------------------------------------------------------------------------------
                     FUND MANAGEMENT (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                              ENDEAVOR SERIES TRUST

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND            OTHER
                                 TERM OF OFFICE AND                                           COMPLEX       TRUSTEESHIPS/
NAME, AGE, ADDRESS AND                LENGTH OF              PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
POSITION(S) WITH TRUST               TIME SERVED               DURING PAST 5 YEARS            TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
Vincent J. McGuinness (66)      Since Inception       Until December 31, 1999, Director         14        None
1901 Ocean Way                                        of Transamerica Capital, Inc. and
Laguna Beach, California                              Endeavor Management Co.;
92651                                                 President of VJM Corporation
Chairman of the                                       (oil and gas); Chairman, Chief
Board of Trustees                                     Executive Officer and Director of
                                                      McGuinness & Associates
                                                      and VJM Corporation; until
                                                      July, 1996, Chairman,
                                                      Chief Executive Officer
                                                      and Director of McGuinness
                                                      Group (insurance
                                                      marketing); from
                                                      September, 1988 to July,
                                                      1999, Chief Executive
                                                      Officer of Endeavor
                                                      Management Co.; until
                                                      October, 1998, President
                                                      of Endeavor Management
                                                      Co.; until October 2000,
                                                      Manager, PFL Endeavor
                                                      Target Account and AUSA
                                                      Endeavor Target Account.
---------------------------------------------------------------------------------------------------------------------------
                                              OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Brian Scott (58)                Since 2001            President & Chief Executive               N/A       N/A
4333 Edgewood Road N.E.                               Officer of IDEX Mutual Funds
Cedar Rapids, Iowa                                    (2002-present); President of
52499                                                 Endeavor Management Co. from
Executive Vice-President -                            June, 2001 to December 2001;
Administration and                                    President since June, 2001,
Compliance                                            Director and Chief Executive
                                                      Officer since December,
                                                      2001 of AEGON/Transamerica
                                                      Fund Advisers, Inc.;
                                                      Director, President and
                                                      Chief Executive Officer of
                                                      Idex Management Inc.
                                                      (2001-present); Director,
                                                      Idex Investor Services,
                                                      Inc. (January,
                                                      2002-present); Director,
                                                      President & Chief
                                                      Operating Officer of
                                                      AEGON/Transamerica Fund
                                                      Services, Inc. (January,
                                                      2002- present); from June,
                                                      1992 to to June, 2001,
                                                      Chief Marketing Officer of
                                                      the Financial Markets
                                                      Division of AEGON Group.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     FUND MANAGEMENT (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              ENDEAVOR SERIES TRUST

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND            OTHER
                                 TERM OF OFFICE AND                                           COMPLEX       TRUSTEESHIPS/
NAME, AGE, ADDRESS AND                LENGTH OF              PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
POSITION(S) WITH TRUST               TIME SERVED               DURING PAST 5 YEARS            TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                       OFFICER(S) WHO ARE NOT TRUSTEES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
Bill J. Berger (38)             Since 2001            Manager-Financial Reporting,              N/A            N/A
4333 Edgewood Road N.E                                Financial Markets Division.
Cedar Rapids, Iowa                                    AEGON USA, Inc
52499
Chief Financial Officer
Treasurer
---------------------------------------------------------------------------------------------------------------------------
Gail A. Hanson (60)             Since 1999            Since September, 1994, Vice               N/A            N/A
101 Federal Street                                    President for PFPC, Inc.
6th Floor                                             (formerly known as First Data
Boston, Massachusetts                                 Services Investor Group, Inc.)
02110                                                 (mutual fund administration).
Secretary
---------------------------------------------------------------------------------------------------------------------------


*The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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